As Filed with the Securities and Exchange Commission on April 26, 2006
REGISTRATION NO. 333-83364
811-05846

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 8

AND

AMENDMENT NO. 72

TO

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Name of Depositor)

ONE SUN LIFE EXECUTIVE PARK

WELLESLEY HILLS, MASSACHUSETTS 02481

(Address of Depositor's Principal Executive Offices)

DEPOSITOR'S TELEPHONE NUMBER: (781) 237-6030

SANDRA M. DADALT, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

ONE SUN LIFE EXECUTIVE PARK, SC 4290

112 WORCESTER STREET

WELLESLEY HILLS, MASSACHUSETTS 02481

(Name and Address of Agent for Service)

COPIES OF COMMUNICATIONS TO:

THOMAS C. LAUERMAN, ESQ.

JORDEN BURT LLP

1025 THOMAS JEFFERSON STREET, N.W.

SUITE 400 EAST

WASHINGTON, D.C. 20007-0805

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IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 2006 pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS

MAY 1, 2006

COLUMBIA ALL-STAR FREEDOM

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Value Equity Funds
AllianceBernstein VP Growth & Income Portfolio,	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class B	Mid-Cap Blend Equity Funds
Fidelity VIP Equity Income Portfolio, Service Class 2[1]	Columbia Mid Cap Value Fund, Variable Series,
Franklin Templeton VIP Trust Franklin Growth and	Class B7
Income Securities Fund, Class 2	Wanger International Select
Columbia Large Cap Value Fund, Variable Series,	Mid-Cap Growth Equity Funds
Class B4	Wanger Select
Lord Abbett Series Fund Growth and Income Portfolio	Small-Cap Blend Equity Funds
Large-Cap Blend Equity Funds	Wanger International Small Cap
AIM V.I. Core Equity Fund Series II [1,3]	Small-Cap Growth Equity Funds
AllianceBernstein VP International Growth	MFS VIT New Discovery Series, S Class
Portfolio, Class B2	Wanger U.S. Smaller Companies
Franklin Templeton VIP Trust Mutual Shares	Specialty Funds
Securities Fund, Class 2	AllianceBernstein VP Global Technology Portfolio,
Franklin Templeton VIP Trust Templeton Foreign	Class B
Securities Fund, Class 2	Rydex VT Financial Services Fund, Investor Class[1]
Columbia Asset Allocation Fund, Variable Series,	Rydex VT Health Care Fund, Investor Class[1]
Class B5	High-Quality Intermediate-Term Bond Funds
Columbia S&P 500 Index Fund, Variable Series,	Columbia Federal Securities Fund, Variable Series,
Class B6	Class A1, 9
MFS VIT Investors Trust Series, S Class	Columbia Federal Securities Fund, Variable Series,
Large-Cap Growth Equity Funds	Class B10
AIM V.I. Capital Appreciation Fund Series II [1]	PIMCO Total Return Portfolio, Administrative Class
AIM V.I. International Growth Fund Series II [1]	High-Quality Long-Term Bond Funds
AllianceBernstein VP Large Cap Growth Portfolio,	PIMCO Real Return Portfolio, Administrative Class
Class B	Mid/High-Quality Intermediate-Term Bond Funds
Fidelity VIP Dynamic Capital Appreciation Portfolio,	Columbia Strategic Income Fund, Variable Series,
Service Class 2[1]	Class B11
Fidelity VIP Growth Opportunities Portfolio, Service	Low-Quality Short-Term Bond Funds
Class 2[1]	Columbia High Yield Fund, Variable Series, Class B
MFS VIT Emerging Growth Series, S Class	Money Market Fund
MFS VIT Investors Growth Stock Series, S Class	Columbia Money Market Fund, Variable Series,
Rydex VT OTC Fund, Investor Class[1]	Class A8
Columbia Large Cap Growth Fund, Variable Series,
Class B

_________
[1]	Not available to Contracts issued on or after May 1, 2003.
[2]	Formerly known as AllianceBernstein VP Worldwide Privatization Portfolio, Class B.
[3]	Formerly known as AIM V.I. Premier Equity Fund Series II.
[4]	Formerly known as Liberty Growth & Income Fund, Variable Series, Class B.
[5]	Formerly known as Liberty Asset Allocation Fund, Variable Series, Class B.
[6]	Formerly known as Liberty S&P 500 Index Fund, Variable Series, Class B.
[7]	Formerly known as Liberty Select Value Fund, Variable Series, Class B.
[8]	Formerly known as Liberty Money Market Fund, Variable Series, Class A.
[9]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class A.
[10]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class B.
[11]	Formerly known as Colonial Strategic Income Fund, Variable Series, Class B.

A I M Advisors, Inc., advises the AIM Variable Insurance Funds. Alliance Capital Management, LP, advises the AllianceBernstein VP Portfolios. Columbia Management Advisors, Inc., advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Columbia Wanger Asset Management, L.P., advises the Wanger Funds. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Franklin® Advisers, Inc., advises Franklin Growth and Income Fund. Franklin® Mutual Advisers, LLC, advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series. Pacific Investment Management Company LLC advises the PIMCO Portfolios. PADCO Advisors II, Inc., advises the Rydex VT Funds. Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 44 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800)752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     P.O. Box 9133

     Wellesley Hills, Massachusetts 02481

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS: THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS AND MARKET VALUE ADJUSTMENT *

Cash Withdrawals *

Market Value Adjustment *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Death Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification In the Case of Group Contracts *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE - ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - MARKET VALUE ADJUSTMENT *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX E - CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT *

APPENDIX F - CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT *

APPENDIX G - CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT *

APPENDIX H - CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX I - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Columbia All-Star Freedom Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $20,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.35% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.55% if you were 76 years or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account and a distribution fee of 0.20% of the average daily value of the Contract invested in the Variable Account.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals and Market Value Adjustment

You can withdraw money from your Contract at any time during the Accumulation Phase without the imposition of a withdrawal charge. Furthermore, no withdrawal charge is imposed upon annuitization. Withdrawals made from the Fixed Account, however, may be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)

          P. O. Box 9133

          Wellesley Hills, Massachusetts 02481

          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	0%

Maximum Fee Per Transfer (currently $0):	$15[1]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50[3]*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.55%[4]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.90%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%[5]

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Benefit Rider:	2.30%
[1]

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

[2]

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- for Premium Taxes.")

[3]

The Annual Account Fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[4]

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.35% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.70% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

[5]

The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[6]	0.60%	1.66%
[6]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$408	$1,235	$2,078	$4,256
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$408	$1,235	$2,078	$4,256

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will change in response to changes in the return available from different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800)752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer a special interest rate for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $20,000, and we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and the distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Programs. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g. no overnight, priority, or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly trasferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Special Guaranteed Interest Rates

We may reduce or waive the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant Special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum to a designated Sub-Account or to a Guarantee Period we make available in connection with the program (We reserve the right to limit minimum investments to at least $1,000.). Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Portfolio Selection

One or more portfolio selection programs may be available in connection with the Contract, at no extra charge. Portfolio selection is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and portfolio selection does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the portfolio selection models, each of which represents a combination of Sub-Accounts with a different level of risk. These portfolio selection models, as well as the terms and conditions of the portfolio selection program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our portfolio selection programs are "static" programs. That is to say, if you elect a portfolio selection program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect a portfolio selection program on or after that date. Owners of any existing portfolio selection programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

If you select our Systematic Withdrawal Program or our Interest Out Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Capital Protection Plus Program

Under the Capital Protection Plus Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

We do not deduct any sales charge from your Purchase Payments when they are made, nor do we impose a withdrawal charge (known as a "contingent deferred sales charge") on amounts you withdraw.

However, all withdrawals from your Fixed Account Value may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; and finally, we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, and adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit amount. In calculating the amount payable under the death benefit, we will reduce the death benefit amount to an amount equal to the death benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when a SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. The annual Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.35%, if you are age 75 or younger on the Open Date (1.55%, if you are age 76 or older on the Open Date). If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (The credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                                 * As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification In the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no surviving Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If your Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date (the date we receive your Application in good order), the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicableMarket Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D-H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●

your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date..

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●	the sum of your total purchase payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the later of (a) 10 years from the Issue Date or (b) the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 Or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum, at any time, some or all of the discounted value of the remaining payments, the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Open Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of the ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the Owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 2.00% of Purchase Payments, and 1.00% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $72,367, $571, and $0, respectively in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Sub-Account available for investment under the Contract), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the available Money Market Sub-Account similarly, but include the increase due to assumed compounding.

The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Columbia All-Star Freedom Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                State               Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE, " "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
MARKET VALUE ADJUSTMENT

Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is: [(1 + I) / (1 + J + b)] ^ (N/12) -1.

These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

      The MVA factor   =  [(1 + I) / (1 + J + b)] ^ (N/12) -1

                                      =   [(1 + .06) / (1 + .08)] ^ (24/12) -1

                                      =   (.981) ^ 2 -1

                                      =   .963 -1

                                      =  -.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA: ($11,910.16 - $674.16) x (-.037) = -$415.73.

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

     The MVA factor    =   [(1 + I) / (1 + J + b)] ^ (N/12) -1

                                      =   [(1 + .06) / (1 + .05)] ^ (24/12) -1

                                      =     (1.010) ^ 2 -1

                                      =     1.019 -1

                                      =     .019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA: ($11,910.16 - $674.16) x .019 = $213.48.

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 80,000.00
Purchase Payments	=	$ 100,000.00
The Basic Death Benefit would therefore be:		$ 100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 60,000.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal)

$100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the seventh Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 90,000
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

* Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $125,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

~ PLUS ~

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

~ PLUS ~

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier
Amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

~-PLUS ~

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

~ PLUS ~

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 8. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

~ PLUS ~

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier
with 5% Roll-up amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
CONDENSED FINANCIAL INFORMATION

The following information for COLUMBIA ALLSTAR FREEDOM should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown
Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation Fund Series 2	01	2005	13.983	14.926	0
AIM V.I. Capital Appreciation Fund Series 2	01	2004	13.379	13.983	0
AIM V.I. Capital Appreciation Fund Series 2	01	2003	10.535	13.379	0
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	10.535	0

AIM V.I. Capital Appreciation Fund Series 2	02	2005	13.915	14.822	0
AIM V.I. Capital Appreciation Fund Series 2	02	2004	13.340	13.915	0
AIM V.I. Capital Appreciation Fund Series 2	02	2003	10.527	13.340	0
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	10.527	0

AIM V.I. Capital Appreciation Fund Series 2	03	2005	13.898	14.797	0
AIM V.I. Capital Appreciation Fund Series 2	03	2004	13.331	13.898	0
AIM V.I. Capital Appreciation Fund Series 2	03	2003	10.524	13.331	0
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	10.524	0

AIM V.I. Capital Appreciation Fund Series 2	04	2005	13.847	14.720	0
AIM V.I. Capital Appreciation Fund Series 2	04	2004	13.302	13.847	0
AIM V.I. Capital Appreciation Fund Series 2	04	2003	10.518	13.302	0
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	10.518	0

AIM V.I. Capital Appreciation Fund Series 2	05	2005	13.830	14.694	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	13.293	13.830	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	10.516	13.293	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	10.516	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	13.779	14.618	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	13.264	13.779	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	10.509	13.264	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	10.509	0

AIM V.I. International Growth Fund Series 2	01	2005	14.877	17.214	0
AIM V.I. International Growth Fund Series 2	01	2004	12.234	14.877	0
AIM V.I. International Growth Fund Series 2	01	2003	9.678	12.234	0
AIM V.I. International Growth Fund Series 2	01	2002	10.000	9.678	58

AIM V.I. International Growth Fund Series 2	02	2005	14.804	17.095	0
AIM V.I. International Growth Fund Series 2	02	2004	12.200	14.804	0
AIM V.I. International Growth Fund Series 2	02	2003	9.670	12.200	0
AIM V.I. International Growth Fund Series 2	02	2002	10.000	9.670	0

AIM V.I. International Growth Fund Series 2	03	2005	14.786	17.065	0
AIM V.I. International Growth Fund Series 2	03	2004	12.191	14.786	0
AIM V.I. International Growth Fund Series 2	03	2003	9.668	12.191	0
AIM V.I. International Growth Fund Series 2	03	2002	10.000	9.668	0

AIM V.I. International Growth Fund Series 2	04	2005	14.731	16.976	951
AIM V.I. International Growth Fund Series 2	04	2004	12.165	14.731	951
AIM V.I. International Growth Fund Series 2	04	2003	9.662	12.165	951
AIM V.I. International Growth Fund Series 2	04	2002	10.000	9.662	184

AIM V.I. International Growth Fund Series 2	05	2005	14.713	16.947	0
AIM V.I. International Growth Fund Series 2	05	2004	12.156	14.713	0
AIM V.I. International Growth Fund Series 2	05	2003	9.660	12.156	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	9.660	0

AIM V.I. International Growth Fund Series 2	06	2005	14.659	16.858	0
AIM V.I. International Growth Fund Series 2	06	2004	12.130	14.659	0
AIM V.I. International Growth Fund Series 2	06	2003	9.654	12.130	0
AIM V.I. International Growth Fund Series 2	06	2002	10.000	9.654	0

AIM V.I. Premier Equity Fund Series 2	01	2005	13.243	13.717	0
AIM V.I. Premier Equity Fund Series 2	01	2004	12.772	13.243	0
AIM V.I. Premier Equity Fund Series 2	01	2003	10.408	12.772	0
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	10.408	0

AIM V.I. Premier Equity Fund Series 2	02	2005	13.179	13.622	0
AIM V.I. Premier Equity Fund Series 2	02	2004	12.735	13.179	0
AIM V.I. Premier Equity Fund Series 2	02	2003	10.399	12.735	0
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	10.399	0

AIM V.I. Premier Equity Fund Series 2	03	2005	13.163	13.599	0
AIM V.I. Premier Equity Fund Series 2	03	2004	12.726	13.163	0
AIM V.I. Premier Equity Fund Series 2	03	2003	10.397	12.726	0
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	10.397	0

AIM V.I. Premier Equity Fund Series 2	04	2005	13.114	13.528	0
AIM V.I. Premier Equity Fund Series 2	04	2004	12.699	13.114	0
AIM V.I. Premier Equity Fund Series 2	04	2003	10.391	12.699	0
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	10.391	0

AIM V.I. Premier Equity Fund Series 2	05	2005	13.098	13.504	0
AIM V.I. Premier Equity Fund Series 2	05	2004	12.690	13.098	0
AIM V.I. Premier Equity Fund Series 2	05	2003	10.389	12.690	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	10.389	0

AIM V.I. Premier Equity Fund Series 2	06	2005	13.050	13.434	0
AIM V.I. Premier Equity Fund Series 2	06	2004	12.662	13.050	0
AIM V.I. Premier Equity Fund Series 2	06	2003	10.382	12.662	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	10.382	0

Alliance Bernstein Global Technology Portfolio	01	2005	15.345	15.635	977
Alliance Bernstein Global Technology Portfolio	01	2004	14.855	15.345	977
Alliance Bernstein Global Technology Portfolio	01	2003	10.510	14.855	977
Alliance Bernstein Global Technology Portfolio	01	2002	10.000	10.510	0

Alliance Bernstein Global Technology Portfolio	02	2005	15.270	15.527	0
Alliance Bernstein Global Technology Portfolio	02	2004	14.813	15.270	0
Alliance Bernstein Global Technology Portfolio	02	2003	10.501	14.813	0
Alliance Bernstein Global Technology Portfolio	02	2002	10.000	10.501	0

Alliance Bernstein Global Technology Portfolio	03	2005	15.251	15.500	0
Alliance Bernstein Global Technology Portfolio	03	2004	14.802	15.251	0
Alliance Bernstein Global Technology Portfolio	03	2003	10.499	14.802	0
Alliance Bernstein Global Technology Portfolio	03	2002	10.000	10.499	0

Alliance Bernstein Global Technology Portfolio	04	2005	15.195	15.420	0
Alliance Bernstein Global Technology Portfolio	04	2004	14.771	15.195	0
Alliance Bernstein Global Technology Portfolio	04	2003	10.492	14.771	0
Alliance Bernstein Global Technology Portfolio	04	2002	10.000	10.492	0

Alliance Bernstein Global Technology Portfolio	05	2005	15.177	15.393	0
Alliance Bernstein Global Technology Portfolio	05	2004	14.760	15.177	0
Alliance Bernstein Global Technology Portfolio	05	2003	10.490	14.760	0
Alliance Bernstein Global Technology Portfolio	05	2002	10.000	10.490	0

Alliance Bernstein Global Technology Portfolio	06	2005	15.121	15.313	0
Alliance Bernstein Global Technology Portfolio	06	2004	14.728	15.121	0
Alliance Bernstein Global Technology Portfolio	06	2003	10.484	14.728	0
Alliance Bernstein Global Technology Portfolio	06	2002	10.000	10.484	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	13.367	15.091	1,968
Alliance Bernstein Large Cap Growth Portfolio	01	2004	12.551	13.367	2,542
Alliance Bernstein Large Cap Growth Portfolio	01	2003	10.350	12.551	1,695
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	10.350	42

Alliance Bernstein Large Cap Growth Portfolio	02	2005	13.301	14.986	3,545
Alliance Bernstein Large Cap Growth Portfolio	02	2004	12.515	13.301	3,615
Alliance Bernstein Large Cap Growth Portfolio	02	2003	10.341	12.515	3,621
Alliance Bernstein Large Cap Growth Portfolio	02	2002	10.000	10.341	0

Alliance Bernstein Large Cap Growth Portfolio	03	2005	13.285	14.960	0
Alliance Bernstein Large Cap Growth Portfolio	03	2004	12.506	13.285	0
Alliance Bernstein Large Cap Growth Portfolio	03	2003	10.339	12.506	0
Alliance Bernstein Large Cap Growth Portfolio	03	2002	10.000	10.339	0

Alliance Bernstein Large Cap Growth Portfolio	04	2005	13.236	14.883	488
Alliance Bernstein Large Cap Growth Portfolio	04	2004	12.479	13.236	2,355
Alliance Bernstein Large Cap Growth Portfolio	04	2003	10.332	12.479	636
Alliance Bernstein Large Cap Growth Portfolio	04	2002	10.000	10.332	73

Alliance Bernstein Large Cap Growth Portfolio	05	2005	13.220	14.857	0
Alliance Bernstein Large Cap Growth Portfolio	05	2004	12.471	13.220	0
Alliance Bernstein Large Cap Growth Portfolio	05	2003	10.330	12.471	0
Alliance Bernstein Large Cap Growth Portfolio	05	2002	10.000	10.330	0

Alliance Bernstein Large Cap Growth Portfolio	06	2005	13.171	14.779	0
Alliance Bernstein Large Cap Growth Portfolio	06	2004	12.444	13.171	0
Alliance Bernstein Large Cap Growth Portfolio	06	2003	10.324	12.444	0
Alliance Bernstein Large Cap Growth Portfolio	06	2002	10.000	10.324	0

Alliance Bernstein VP Growth and Income Portfolio	01	2005	14.931	15.353	4,112
Alliance Bernstein VP Growth and Income Portfolio	01	2004	13.658	14.931	4,999
Alliance Bernstein VP Growth and Income Portfolio	01	2003	10.511	13.658	3,548
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	10.511	43

Alliance Bernstein VP Growth and Income Portfolio	02	2005	14.858	15.247	3,658
Alliance Bernstein VP Growth and Income Portfolio	02	2004	13.619	14.858	2,536
Alliance Bernstein VP Growth and Income Portfolio	02	2003	10.502	13.619	2,098
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	10.502	0

Alliance Bernstein VP Growth and Income Portfolio	03	2005	14.840	15.220	0
Alliance Bernstein VP Growth and Income Portfolio	03	2004	13.609	14.840	0
Alliance Bernstein VP Growth and Income Portfolio	03	2003	10.500	13.609	0
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	10.500	0

Alliance Bernstein VP Growth and Income Portfolio	04	2005	14.785	15.141	665
Alliance Bernstein VP Growth and Income Portfolio	04	2004	13.580	14.785	2,033
Alliance Bernstein VP Growth and Income Portfolio	04	2003	10.493	13.580	774
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	10.493	104

Alliance Bernstein VP Growth and Income Portfolio	05	2005	14.767	15.115	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	13.570	14.767	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	10.491	13.570	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	10.491	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	14.713	15.036	0
Alliance Bernstein VP Growth and Income Portfolio	06	2004	13.541	14.713	0
Alliance Bernstein VP Growth and Income Portfolio	06	2003	10.485	13.541	0
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	10.485	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	17.571	20.824	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	14.419	17.571	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	10.252	14.419	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	10.252	0

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	17.485	20.680	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	14.378	17.485	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	10.244	14.378	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	10.244	0

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	17.464	20.644	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	14.368	17.464	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	10.242	14.368	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	10.242	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	17.400	20.536	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	14.337	17.400	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	10.235	14.337	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	10.235	0

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	17.378	20.501	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	14.326	17.378	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	10.233	14.326	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	10.233	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	17.314	20.394	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	14.296	17.314	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	10.227	14.296	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	10.227	0

Colonial High Yield Securities	01	2005	10.000	10.000	0
Colonial High Yield Securities	01	2004	10.000	10.000	0
Colonial High Yield Securities	01	2003	10.284	10.000	0
Colonial High Yield Securities	01	2002	10.000	10.284	14

Colonial High Yield Securities	02	2005	10.000	10.000	0
Colonial High Yield Securities	02	2004	10.000	10.000	0
Colonial High Yield Securities	02	2003	10.275	10.000	0
Colonial High Yield Securities	02	2002	10.000	10.275	0

Colonial High Yield Securities	03	2005	10.000	10.000	0
Colonial High Yield Securities	03	2004	10.000	10.000	0
Colonial High Yield Securities	03	2003	10.273	10.000	0
Colonial High Yield Securities	03	2002	10.000	10.273	0

Colonial High Yield Securities	04	2005	10.000	10.000	0
Colonial High Yield Securities	04	2004	10.000	10.000	0
Colonial High Yield Securities	04	2003	10.267	10.000	0
Colonial High Yield Securities	04	2002	10.000	10.267	78

Colonial High Yield Securities	05	2005	10.000	10.000	0
Colonial High Yield Securities	05	2004	10.000	10.000	0
Colonial High Yield Securities	05	2003	10.265	10.000	0
Colonial High Yield Securities	05	2002	10.000	10.265	0

Colonial High Yield Securities	06	2005	10.000	10.000	0
Colonial High Yield Securities	06	2004	10.000	10.000	0
Colonial High Yield Securities	06	2003	10.258	10.000	0
Colonial High Yield Securities	06	2002	10.000	10.258	0

Colonial Strategic Income	01	2005	13.345	13.303	1,183
Colonial Strategic Income	01	2004	12.358	13.345	2,287
Colonial Strategic Income	01	2003	10.626	12.358	1,598
Colonial Strategic Income	01	2002	10.000	10.626	0

Colonial Strategic Income	02	2005	13.279	13.211	1,611
Colonial Strategic Income	02	2004	12.323	13.279	1,599
Colonial Strategic Income	02	2003	10.617	12.323	810
Colonial Strategic Income	02	2002	10.000	10.617	0

Colonial Strategic Income	03	2005	13.263	13.188	0
Colonial Strategic Income	03	2004	12.314	13.263	0
Colonial Strategic Income	03	2003	10.615	12.314	0
Colonial Strategic Income	03	2002	10.000	10.615	0

Colonial Strategic Income	04	2005	13.214	13.119	0
Colonial Strategic Income	04	2004	12.288	13.214	0
Colonial Strategic Income	04	2003	10.609	12.288	0
Colonial Strategic Income	04	2002	10.000	10.609	0

Colonial Strategic Income	05	2005	13.198	13.097	0
Colonial Strategic Income	05	2004	12.279	13.198	0
Colonial Strategic Income	05	2003	10.606	12.279	0
Colonial Strategic Income	05	2002	10.000	10.606	0

Colonial Strategic Income	06	2005	13.149	13.029	0
Colonial Strategic Income	06	2004	12.252	13.149	0
Colonial Strategic Income	06	2003	10.600	12.252	0
Colonial Strategic Income	06	2002	10.000	10.600	0

Columbia High Yield	01	2005	12.310	12.392	8,639
Columbia High Yield	01	2004	11.692	12.310	12,123
Columbia High Yield	01	2003	10.000	11.692	1,563

Columbia High Yield	02	2005	12.250	12.307	3,249
Columbia High Yield	02	2004	11.658	12.250	4,113
Columbia High Yield	02	2003	10.000	11.658	3,507

Columbia High Yield	03	2005	12.235	12.285	0
Columbia High Yield	03	2004	11.650	12.235	0
Columbia High Yield	03	2003	10.000	11.650	0

Columbia High Yield	04	2005	12.190	12.221	1,003
Columbia High Yield	04	2004	11.625	12.190	1,719
Columbia High Yield	04	2003	10.000	11.625	1,027

Columbia High Yield	05	2005	12.175	12.200	0
Columbia High Yield	05	2004	11.617	12.175	0
Columbia High Yield	05	2003	10.000	11.617	0

Columbia High Yield	06	2005	12.130	12.137	0
Columbia High Yield	06	2004	11.592	12.130	0
Columbia High Yield	06	2003	10.000	11.592	0

Columbia Large Cap Growth Fund, Variable Series B Class	01	2005	11.944	12.269	0
Columbia Large Cap Growth Fund, Variable Series B Class	01	2004	12.418	11.944	0
Columbia Large Cap Growth Fund, Variable Series B Class	01	2003	10.102	12.418	0
Columbia Large Cap Growth Fund, Variable Series B Class	01	2002	10.000	10.102	0

Columbia Large Cap Growth Fund, Variable Series B Class	02	2005	11.886	12.185	0
Columbia Large Cap Growth Fund, Variable Series B Class	02	2004	12.383	11.886	0
Columbia Large Cap Growth Fund, Variable Series B Class	02	2003	10.094	12.383	0
Columbia Large Cap Growth Fund, Variable Series B Class	02	2002	10.000	10.094	0

Columbia Large Cap Growth Fund, Variable Series B Class	03	2005	11.871	12.163	0
Columbia Large Cap Growth Fund, Variable Series B Class	03	2004	12.374	11.871	0
Columbia Large Cap Growth Fund, Variable Series B Class	03	2003	10.092	12.374	0
Columbia Large Cap Growth Fund, Variable Series B Class	03	2002	10.000	10.092	0

Columbia Large Cap Growth Fund, Variable Series B Class	04	2005	11.827	12.100	0
Columbia Large Cap Growth Fund, Variable Series B Class	04	2004	12.347	11.827	0
Columbia Large Cap Growth Fund, Variable Series B Class	04	2003	10.086	12.347	0
Columbia Large Cap Growth Fund, Variable Series B Class	04	2002	10.000	10.086	0

Columbia Large Cap Growth Fund, Variable Series B Class	05	2005	11.813	12.079	0
Columbia Large Cap Growth Fund, Variable Series B Class	05	2004	12.339	11.813	0
Columbia Large Cap Growth Fund, Variable Series B Class	05	2003	10.084	12.339	0
Columbia Large Cap Growth Fund, Variable Series B Class	05	2002	10.000	10.084	0

Columbia Large Cap Growth Fund, Variable Series B Class	06	2005	11.769	12.016	0
Columbia Large Cap Growth Fund, Variable Series B Class	06	2004	12.312	11.769	0
Columbia Large Cap Growth Fund, Variable Series B Class	06	2003	10.077	12.312	0
Columbia Large Cap Growth Fund, Variable Series B Class	06	2002	10.000	10.077	0

Fidelity Dynamic Cap Apprec FD	01	2005	13.948	16.547	0
Fidelity Dynamic Cap Apprec FD	01	2004	14.011	13.948	0
Fidelity Dynamic Cap Apprec FD	01	2003	11.410	14.011	0
Fidelity Dynamic Cap Apprec FD	01	2002	10.000	11.410	0

Fidelity Dynamic Cap Apprec FD	02	2005	13.880	16.433	0
Fidelity Dynamic Cap Apprec FD	02	2004	13.971	13.880	0
Fidelity Dynamic Cap Apprec FD	02	2003	11.401	13.971	0
Fidelity Dynamic Cap Apprec FD	02	2002	10.000	11.401	0

Fidelity Dynamic Cap Apprec FD	03	2005	13.863	16.404	0
Fidelity Dynamic Cap Apprec FD	03	2004	13.961	13.863	0
Fidelity Dynamic Cap Apprec FD	03	2003	11.398	13.961	0
Fidelity Dynamic Cap Apprec FD	03	2002	10.000	11.398	0

Fidelity Dynamic Cap Apprec FD	04	2005	13.812	16.319	0
Fidelity Dynamic Cap Apprec FD	04	2004	13.931	13.812	0
Fidelity Dynamic Cap Apprec FD	04	2003	11.391	13.931	0
Fidelity Dynamic Cap Apprec FD	04	2002	10.000	11.391	0

Fidelity Dynamic Cap Apprec FD	05	2005	13.795	16.291	0
Fidelity Dynamic Cap Apprec FD	05	2004	13.921	13.795	0
Fidelity Dynamic Cap Apprec FD	05	2003	11.389	13.921	0
Fidelity Dynamic Cap Apprec FD	05	2002	10.000	11.389	0

Fidelity Dynamic Cap Apprec FD	06	2005	13.744	16.206	0
Fidelity Dynamic Cap Apprec FD	06	2004	13.891	13.744	0
Fidelity Dynamic Cap Apprec FD	06	2003	11.382	13.891	0
Fidelity Dynamic Cap Apprec FD	06	2002	10.000	11.382	0

Fidelity Equity Income Portfolio	01	2005	14.609	15.162	0
Fidelity Equity Income Portfolio	01	2004	13.361	14.609	0
Fidelity Equity Income Portfolio	01	2003	10.453	13.361	0
Fidelity Equity Income Portfolio	01	2002	10.000	10.453	4

Fidelity Equity Income Portfolio	02	2005	14.538	15.057	0
Fidelity Equity Income Portfolio	02	2004	13.323	14.538	0
Fidelity Equity Income Portfolio	02	2003	10.445	13.323	0
Fidelity Equity Income Portfolio	02	2002	10.000	10.445	0

Fidelity Equity Income Portfolio	03	2005	14.520	15.031	0
Fidelity Equity Income Portfolio	03	2004	13.314	14.520	0
Fidelity Equity Income Portfolio	03	2003	10.443	13.314	0
Fidelity Equity Income Portfolio	03	2002	10.000	10.443	0

Fidelity Equity Income Portfolio	04	2005	14.466	14.952	0
Fidelity Equity Income Portfolio	04	2004	13.285	14.466	0
Fidelity Equity Income Portfolio	04	2003	10.436	13.285	0
Fidelity Equity Income Portfolio	04	2002	10.000	10.436	0

Fidelity Equity Income Portfolio	05	2005	14.449	14.927	0
Fidelity Equity Income Portfolio	05	2004	13.276	14.449	0
Fidelity Equity Income Portfolio	05	2003	10.434	13.276	0
Fidelity Equity Income Portfolio	05	2002	10.000	10.434	0

Fidelity Equity Income Portfolio	06	2005	14.395	14.849	0
Fidelity Equity Income Portfolio	06	2004	13.247	14.395	0
Fidelity Equity Income Portfolio	06	2003	10.427	13.247	0
Fidelity Equity Income Portfolio	06	2002	10.000	10.427	0

Fidelity Gwth Opport Portfolio	01	2005	14.058	15.019	0
Fidelity Gwth Opport Portfolio	01	2004	13.380	14.058	0
Fidelity Gwth Opport Portfolio	01	2003	10.518	13.380	23
Fidelity Gwth Opport Portfolio	01	2002	10.000	10.518	0

Fidelity Gwth Opport Portfolio	02	2005	13.989	14.915	0
Fidelity Gwth Opport Portfolio	02	2004	13.341	13.989	0
Fidelity Gwth Opport Portfolio	02	2003	10.509	13.341	0
Fidelity Gwth Opport Portfolio	02	2002	10.000	10.509	0

Fidelity Gwth Opport Portfolio	03	2005	13.972	14.889	0
Fidelity Gwth Opport Portfolio	03	2004	13.332	13.972	0
Fidelity Gwth Opport Portfolio	03	2003	10.507	13.332	0
Fidelity Gwth Opport Portfolio	03	2002	10.000	10.507	0

Fidelity Gwth Opport Portfolio	04	2005	13.920	14.811	0
Fidelity Gwth Opport Portfolio	04	2004	13.303	13.920	0
Fidelity Gwth Opport Portfolio	04	2003	10.501	13.303	0
Fidelity Gwth Opport Portfolio	04	2002	10.000	10.501	0

Fidelity Gwth Opport Portfolio	05	2005	13.903	14.786	0
Fidelity Gwth Opport Portfolio	05	2004	13.294	13.903	0
Fidelity Gwth Opport Portfolio	05	2003	10.498	13.294	0
Fidelity Gwth Opport Portfolio	05	2002	10.000	10.498	0

Fidelity Gwth Opport Portfolio	06	2005	13.852	14.709	0
Fidelity Gwth Opport Portfolio	06	2004	13.265	13.852	0
Fidelity Gwth Opport Portfolio	06	2003	10.492	13.265	0
Fidelity Gwth Opport Portfolio	06	2002	10.000	10.492	0

Franklin Growth and Income	01	2005	13.604	13.843	0
Franklin Growth and Income	01	2004	12.512	13.604	0
Franklin Growth and Income	01	2003	10.000	12.512	0

Franklin Growth and Income	02	2005	13.558	13.768	561
Franklin Growth and Income	02	2004	12.495	13.558	558
Franklin Growth and Income	02	2003	10.000	12.495	566

Franklin Growth and Income	03	2005	13.546	13.750	0
Franklin Growth and Income	03	2004	12.491	13.546	0
Franklin Growth and Income	03	2003	10.000	12.491	0

Franklin Growth and Income	04	2005	13.512	13.694	476
Franklin Growth and Income	04	2004	12.478	13.512	476
Franklin Growth and Income	04	2003	10.000	12.478	486

Franklin Growth and Income	05	2005	13.500	13.675	0
Franklin Growth and Income	05	2004	12.474	13.500	0
Franklin Growth and Income	05	2003	10.000	12.474	0

Franklin Growth and Income	06	2005	13.466	13.619	0
Franklin Growth and Income	06	2004	12.461	13.466	0
Franklin Growth and Income	06	2003	10.000	12.461	0

Liberty Asset Allocation Fund, Variable Series	01	2005	13.188	13.794	7,778
Liberty Asset Allocation Fund, Variable Series	01	2004	12.218	13.188	9,091
Liberty Asset Allocation Fund, Variable Series	01	2003	10.333	12.218	7,515
Liberty Asset Allocation Fund, Variable Series	01	2002	10.000	10.333	22

Liberty Asset Allocation Fund, Variable Series	02	2005	13.123	13.699	1,679
Liberty Asset Allocation Fund, Variable Series	02	2004	12.183	13.123	1,823
Liberty Asset Allocation Fund, Variable Series	02	2003	10.324	12.183	1,994
Liberty Asset Allocation Fund, Variable Series	02	2002	10.000	10.324	0

Liberty Asset Allocation Fund, Variable Series	03	2005	13.107	13.675	0
Liberty Asset Allocation Fund, Variable Series	03	2004	12.175	13.107	0
Liberty Asset Allocation Fund, Variable Series	03	2003	10.322	12.175	0
Liberty Asset Allocation Fund, Variable Series	03	2002	10.000	10.322	0

Liberty Asset Allocation Fund, Variable Series	04	2005	13.059	13.604	912
Liberty Asset Allocation Fund, Variable Series	04	2004	12.149	13.059	2,632
Liberty Asset Allocation Fund, Variable Series	04	2003	10.316	12.149	1,043
Liberty Asset Allocation Fund, Variable Series	04	2002	10.000	10.316	138

Liberty Asset Allocation Fund, Variable Series	05	2005	13.043	13.580	0
Liberty Asset Allocation Fund, Variable Series	05	2004	12.140	13.043	0
Liberty Asset Allocation Fund, Variable Series	05	2003	10.314	12.140	0
Liberty Asset Allocation Fund, Variable Series	05	2002	10.000	10.314	0

Liberty Asset Allocation Fund, Variable Series	06	2005	12.995	13.509	0
Liberty Asset Allocation Fund, Variable Series	06	2004	12.114	12.995	0
Liberty Asset Allocation Fund, Variable Series	06	2003	10.307	12.114	0
Liberty Asset Allocation Fund, Variable Series	06	2002	10.000	10.307	0

Liberty Federal Securities	01	2005	10.529	10.602	18,153
Liberty Federal Securities	01	2004	10.307	10.529	22,388
Liberty Federal Securities	01	2003	10.248	10.307	6,563
Liberty Federal Securities	01	2002	10.000	10.248	50

Liberty Federal Securities	02	2005	10.478	10.529	2,523
Liberty Federal Securities	02	2004	10.278	10.478	2,574
Liberty Federal Securities	02	2003	10.240	10.278	2,606
Liberty Federal Securities	02	2002	10.000	10.240	0

Liberty Federal Securities	03	2005	10.465	10.510	0
Liberty Federal Securities	03	2004	10.270	10.465	0
Liberty Federal Securities	03	2003	10.238	10.270	0
Liberty Federal Securities	03	2002	10.000	10.238	0

Liberty Federal Securities	04	2005	10.426	10.456	633
Liberty Federal Securities	04	2004	10.248	10.426	2,116
Liberty Federal Securities	04	2003	10.231	10.248	694
Liberty Federal Securities	04	2002	10.000	10.231	237

Liberty Federal Securities	05	2005	10.413	10.438	0
Liberty Federal Securities	05	2004	10.241	10.413	0
Liberty Federal Securities	05	2003	10.229	10.241	0
Liberty Federal Securities	05	2002	10.000	10.229	0

Liberty Federal Securities	06	2005	10.375	10.383	0
Liberty Federal Securities	06	2004	10.219	10.375	0
Liberty Federal Securities	06	2003	10.223	10.219	0
Liberty Federal Securities	06	2002	10.000	10.223	0

Liberty Federal Securities, VS A Class	01	2005	10.310	10.397	121
Liberty Federal Securities, VS A Class	01	2004	10.071	10.310	63
Liberty Federal Securities, VS A Class	01	2003	10.000	10.071	62

Liberty Federal Securities, VS A Class	02	2005	10.274	10.339	2,968
Liberty Federal Securities, VS A Class	02	2004	10.056	10.274	6,152
Liberty Federal Securities, VS A Class	02	2003	10.000	10.056	7,997

Liberty Federal Securities, VS A Class	03	2005	10.265	10.325	0
Liberty Federal Securities, VS A Class	03	2004	10.052	10.265	0
Liberty Federal Securities, VS A Class	03	2003	10.000	10.052	0

Liberty Federal Securities, VS A Class	04	2005	10.237	10.281	3,345
Liberty Federal Securities, VS A Class	04	2004	10.041	10.237	3,345
Liberty Federal Securities, VS A Class	04	2003	10.000	10.041	3,323

Liberty Federal Securities, VS A Class	05	2005	10.228	10.267	0
Liberty Federal Securities, VS A Class	05	2004	10.037	10.228	0
Liberty Federal Securities, VS A Class	05	2003	10.000	10.037	0

Liberty Federal Securities, VS A Class	06	2005	10.201	10.224	0
Liberty Federal Securities, VS A Class	06	2004	10.026	10.201	0
Liberty Federal Securities, VS A Class	06	2003	10.000	10.026	0

Liberty Growth and Income Fund, Variable Series	01	2005	13.784	14.391	445
Liberty Growth and Income Fund, Variable Series	01	2004	12.360	13.784	1,414
Liberty Growth and Income Fund, Variable Series	01	2003	10.508	12.360	1,185
Liberty Growth and Income Fund, Variable Series	01	2002	10.000	10.508	0

Liberty Growth and Income Fund, Variable Series	02	2005	13.717	14.292	3,721
Liberty Growth and Income Fund, Variable Series	02	2004	12.324	13.717	4,211
Liberty Growth and Income Fund, Variable Series	02	2003	10.499	12.324	4,239
Liberty Growth and Income Fund, Variable Series	02	2002	10.000	10.499	0

Liberty Growth and Income Fund, Variable Series	03	2005	13.700	14.267	0
Liberty Growth and Income Fund, Variable Series	03	2004	12.316	13.700	0
Liberty Growth and Income Fund, Variable Series	03	2003	10.497	12.316	0
Liberty Growth and Income Fund, Variable Series	03	2002	10.000	10.497	0

Liberty Growth and Income Fund, Variable Series	04	2005	13.650	14.193	0
Liberty Growth and Income Fund, Variable Series	04	2004	12.289	13.650	0
Liberty Growth and Income Fund, Variable Series	04	2003	10.490	12.289	0
Liberty Growth and Income Fund, Variable Series	04	2002	10.000	10.490	0

Liberty Growth and Income Fund, Variable Series	05	2005	13.633	14.168	0
Liberty Growth and Income Fund, Variable Series	05	2004	12.280	13.633	0
Liberty Growth and Income Fund, Variable Series	05	2003	10.488	12.280	0
Liberty Growth and Income Fund, Variable Series	05	2002	10.000	10.488	0

Liberty Growth and Income Fund, Variable Series	06	2005	13.583	14.094	0
Liberty Growth and Income Fund, Variable Series	06	2004	12.254	13.583	0
Liberty Growth and Income Fund, Variable Series	06	2003	10.481	12.254	0
Liberty Growth and Income Fund, Variable Series	06	2002	10.000	10.481	0

Liberty Money Market	01	2005	9.788	9.893	43,427
Liberty Money Market	01	2004	9.871	9.788	28,403
Liberty Money Market	01	2003	9.973	9.871	11,782
Liberty Money Market	01	2002	10.000	9.973	41

Liberty Money Market	02	2005	9.740	9.824	6,923
Liberty Money Market	02	2004	9.843	9.740	22,891
Liberty Money Market	02	2003	9.965	9.843	10,356
Liberty Money Market	02	2002	10.000	9.965	0

Liberty Money Market	03	2005	9.728	9.807	0
Liberty Money Market	03	2004	9.836	9.728	0
Liberty Money Market	03	2003	9.963	9.836	0
Liberty Money Market	03	2002	10.000	9.963	0

Liberty Money Market	04	2005	9.692	9.756	1,955
Liberty Money Market	04	2004	9.815	9.692	3,555
Liberty Money Market	04	2003	9.957	9.815	1,982
Liberty Money Market	04	2002	10.000	9.957	193

Liberty Money Market	05	2005	9.680	9.739	0
Liberty Money Market	05	2004	9.808	9.680	0
Liberty Money Market	05	2003	9.955	9.808	0
Liberty Money Market	05	2002	10.000	9.955	0

Liberty Money Market	06	2005	9.644	9.688	0
Liberty Money Market	06	2004	9.786	9.644	0
Liberty Money Market	06	2003	9.949	9.786	0
Liberty Money Market	06	2002	10.000	9.949	0

Liberty Select Value Var Series	01	2005	14.363	15.825	610
Liberty Select Value Var Series	01	2004	12.671	14.363	2,127
Liberty Select Value Var Series	01	2003	10.114	12.671	2,144
Liberty Select Value Var Series	01	2002	10.000	10.114	0

Liberty Select Value Var Series	02	2005	14.293	15.715	411
Liberty Select Value Var Series	02	2004	12.635	14.293	442
Liberty Select Value Var Series	02	2003	10.106	12.635	463
Liberty Select Value Var Series	02	2002	10.000	10.106	0

Liberty Select Value Var Series	03	2005	14.275	15.688	0
Liberty Select Value Var Series	03	2004	12.626	14.275	0
Liberty Select Value Var Series	03	2003	10.104	12.626	0
Liberty Select Value Var Series	03	2002	10.000	10.104	0

Liberty Select Value Var Series	04	2005	14.223	15.606	420
Liberty Select Value Var Series	04	2004	12.598	14.223	454
Liberty Select Value Var Series	04	2003	10.098	12.598	478
Liberty Select Value Var Series	04	2002	10.000	10.098	0

Liberty Select Value Var Series	05	2005	14.205	15.580	0
Liberty Select Value Var Series	05	2004	12.590	14.205	0
Liberty Select Value Var Series	05	2003	10.095	12.590	0
Liberty Select Value Var Series	05	2002	10.000	10.095	0

Liberty Select Value Var Series	06	2005	14.153	15.498	0
Liberty Select Value Var Series	06	2004	12.562	14.153	0
Liberty Select Value Var Series	06	2003	10.089	12.562	0
Liberty Select Value Var Series	06	2002	10.000	10.089	0

Liberty SP 500 Index Var Series	01	2005	14.276	14.626	2,739
Liberty SP 500 Index Var Series	01	2004	13.190	14.276	3,798
Liberty SP 500 Index Var Series	01	2003	10.509	13.190	2,497
Liberty SP 500 Index Var Series	01	2002	10.000	10.509	29

Liberty SP 500 Index Var Series	02	2005	14.207	14.525	1,920
Liberty SP 500 Index Var Series	02	2004	13.152	14.207	0
Liberty SP 500 Index Var Series	02	2003	10.500	13.152	0
Liberty SP 500 Index Var Series	02	2002	10.000	10.500	0

Liberty SP 500 Index Var Series	03	2005	14.189	14.500	0
Liberty SP 500 Index Var Series	03	2004	13.142	14.189	0
Liberty SP 500 Index Var Series	03	2003	10.498	13.142	0
Liberty SP 500 Index Var Series	03	2002	10.000	10.498	0

Liberty SP 500 Index Var Series	04	2005	14.137	14.425	1,654
Liberty SP 500 Index Var Series	04	2004	13.114	14.137	1,655
Liberty SP 500 Index Var Series	04	2003	10.491	13.114	466
Liberty SP 500 Index Var Series	04	2002	10.000	10.491	89

Liberty SP 500 Index Var Series	05	2005	14.120	14.400	0
Liberty SP 500 Index Var Series	05	2004	13.105	14.120	0
Liberty SP 500 Index Var Series	05	2003	10.489	13.105	0
Liberty SP 500 Index Var Series	05	2002	10.000	10.489	0

Liberty SP 500 Index Var Series	06	2005	14.067	14.325	0
Liberty SP 500 Index Var Series	06	2004	13.077	14.067	0
Liberty SP 500 Index Var Series	06	2003	10.483	13.077	0
Liberty SP 500 Index Var Series	06	2002	10.000	10.483	0

Lord Abbett Series Fund Growth and Income	01	2005	13.751	13.957	5,183
Lord Abbett Series Fund Growth and Income	01	2004	12.418	13.751	9,413
Lord Abbett Series Fund Growth and Income	01	2003	10.000	12.418	5,886

Lord Abbett Series Fund Growth and Income	02	2005	13.704	13.881	424
Lord Abbett Series Fund Growth and Income	02	2004	12.401	13.704	425
Lord Abbett Series Fund Growth and Income	02	2003	10.000	12.401	452

Lord Abbett Series Fund Growth and Income	03	2005	13.692	13.862	0
Lord Abbett Series Fund Growth and Income	03	2004	12.397	13.692	0
Lord Abbett Series Fund Growth and Income	03	2003	10.000	12.397	0

Lord Abbett Series Fund Growth and Income	04	2005	13.657	13.806	561
Lord Abbett Series Fund Growth and Income	04	2004	12.384	13.657	1,381
Lord Abbett Series Fund Growth and Income	04	2003	10.000	12.384	640

Lord Abbett Series Fund Growth and Income	05	2005	13.646	13.787	0
Lord Abbett Series Fund Growth and Income	05	2004	12.380	13.646	0
Lord Abbett Series Fund Growth and Income	05	2003	10.000	12.380	0

Lord Abbett Series Fund Growth and Income	06	2005	13.611	13.731	7,654
Lord Abbett Series Fund Growth and Income	06	2004	12.367	13.611	7,756
Lord Abbett Series Fund Growth and Income	06	2003	10.000	12.367	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.326	16.305	0
Lord Abbett Series Fund Mid Cap Value	01	2004	12.569	15.326	0
Lord Abbett Series Fund Mid Cap Value	01	2003	10.000	12.569	0

Lord Abbett Series Fund Mid Cap Value	02	2005	15.274	16.216	865
Lord Abbett Series Fund Mid Cap Value	02	2004	12.552	15.274	865
Lord Abbett Series Fund Mid Cap Value	02	2003	10.000	12.552	865

Lord Abbett Series Fund Mid Cap Value	03	2005	15.261	16.194	0
Lord Abbett Series Fund Mid Cap Value	03	2004	12.548	15.261	0
Lord Abbett Series Fund Mid Cap Value	03	2003	10.000	12.548	0

Lord Abbett Series Fund Mid Cap Value	04	2005	15.222	16.128	0
Lord Abbett Series Fund Mid Cap Value	04	2004	12.535	15.222	0
Lord Abbett Series Fund Mid Cap Value	04	2003	10.000	12.535	0

Lord Abbett Series Fund Mid Cap Value	05	2005	15.209	16.106	0
Lord Abbett Series Fund Mid Cap Value	05	2004	12.531	15.209	0
Lord Abbett Series Fund Mid Cap Value	05	2003	10.000	12.531	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.170	16.041	0
Lord Abbett Series Fund Mid Cap Value	06	2004	12.518	15.170	0
Lord Abbett Series Fund Mid Cap Value	06	2003	10.000	12.518	0

MFS VIT Emerging Growth Series	01	2005	14.803	15.850	0
MFS VIT Emerging Growth Series	01	2004	13.360	14.803	0
MFS VIT Emerging Growth Series	01	2003	10.460	13.360	0
MFS VIT Emerging Growth Series	01	2002	10.000	10.460	0

MFS VIT Emerging Growth Series	02	2005	14.730	15.741	0
MFS VIT Emerging Growth Series	02	2004	13.322	14.730	0
MFS VIT Emerging Growth Series	02	2003	10.451	13.322	0
MFS VIT Emerging Growth Series	02	2002	10.000	10.451	0

MFS VIT Emerging Growth Series	03	2005	14.712	15.713	0
MFS VIT Emerging Growth Series	03	2004	13.312	14.712	0
MFS VIT Emerging Growth Series	03	2003	10.449	13.312	0
MFS VIT Emerging Growth Series	03	2002	10.000	10.449	0

MFS VIT Emerging Growth Series	04	2005	14.658	15.632	0
MFS VIT Emerging Growth Series	04	2004	13.284	14.658	0
MFS VIT Emerging Growth Series	04	2003	10.442	13.284	0
MFS VIT Emerging Growth Series	04	2002	10.000	10.442	0

MFS VIT Emerging Growth Series	05	2005	14.640	15.605	0
MFS VIT Emerging Growth Series	05	2004	13.274	14.640	0
MFS VIT Emerging Growth Series	05	2003	10.440	13.274	0
MFS VIT Emerging Growth Series	05	2002	10.000	10.440	0

MFS VIT Emerging Growth Series	06	2005	14.586	15.523	0
MFS VIT Emerging Growth Series	06	2004	13.246	14.586	0
MFS VIT Emerging Growth Series	06	2003	10.434	13.246	0
MFS VIT Emerging Growth Series	06	2002	10.000	10.434	0

MFS VIT Investors Growth Stock	01	2005	13.219	13.544	1,800
MFS VIT Investors Growth Stock	01	2004	12.339	13.219	2,287
MFS VIT Investors Growth Stock	01	2003	10.238	12.339	2,065
MFS VIT Investors Growth Stock	01	2002	10.000	10.238	0

MFS VIT Investors Growth Stock	02	2005	13.154	13.450	477
MFS VIT Investors Growth Stock	02	2004	12.304	13.154	478
MFS VIT Investors Growth Stock	02	2003	10.230	12.304	474
MFS VIT Investors Growth Stock	02	2002	10.000	10.230	0

MFS VIT Investors Growth Stock	03	2005	13.138	13.427	0
MFS VIT Investors Growth Stock	03	2004	12.295	13.138	0
MFS VIT Investors Growth Stock	03	2003	10.228	12.295	0
MFS VIT Investors Growth Stock	03	2002	10.000	10.228	0

MFS VIT Investors Growth Stock	04	2005	13.090	13.357	0
MFS VIT Investors Growth Stock	04	2004	12.269	13.090	0
MFS VIT Investors Growth Stock	04	2003	10.221	12.269	0
MFS VIT Investors Growth Stock	04	2002	10.000	10.221	0

MFS VIT Investors Growth Stock	05	2005	13.074	13.334	0
MFS VIT Investors Growth Stock	05	2004	12.260	13.074	0
MFS VIT Investors Growth Stock	05	2003	10.219	12.260	0
MFS VIT Investors Growth Stock	05	2002	10.000	10.219	0

MFS VIT Investors Growth Stock	06	2005	13.025	13.265	0
MFS VIT Investors Growth Stock	06	2004	12.234	13.025	0
MFS VIT Investors Growth Stock	06	2003	10.213	12.234	0
MFS VIT Investors Growth Stock	06	2002	10.000	10.213	0

MFS VIT Investors Trust Series	01	2005	13.643	14.353	0
MFS VIT Investors Trust Series	01	2004	12.490	13.643	667
MFS VIT Investors Trust Series	01	2003	10.428	12.490	0
MFS VIT Investors Trust Series	01	2002	10.000	10.428	0

MFS VIT Investors Trust Series	02	2005	13.576	14.254	452
MFS VIT Investors Trust Series	02	2004	12.454	13.576	462
MFS VIT Investors Trust Series	02	2003	10.420	12.454	469
MFS VIT Investors Trust Series	02	2002	10.000	10.420	0

MFS VIT Investors Trust Series	03	2005	13.559	14.229	0
MFS VIT Investors Trust Series	03	2004	12.445	13.559	0
MFS VIT Investors Trust Series	03	2003	10.418	12.445	0
MFS VIT Investors Trust Series	03	2002	10.000	10.418	0

MFS VIT Investors Trust Series	04	2005	13.509	14.155	0
MFS VIT Investors Trust Series	04	2004	12.418	13.509	0
MFS VIT Investors Trust Series	04	2003	10.411	12.418	0
MFS VIT Investors Trust Series	04	2002	10.000	10.411	0

MFS VIT Investors Trust Series	05	2005	13.493	14.131	0
MFS VIT Investors Trust Series	05	2004	12.409	13.493	0
MFS VIT Investors Trust Series	05	2003	10.409	12.409	0
MFS VIT Investors Trust Series	05	2002	10.000	10.409	0

MFS VIT Investors Trust Series	06	2005	13.443	14.057	0
MFS VIT Investors Trust Series	06	2004	12.383	13.443	0
MFS VIT Investors Trust Series	06	2003	10.402	12.383	0
MFS VIT Investors Trust Series	06	2002	10.000	10.402	0

MFS VIT New Discovery Series	01	2005	14.087	14.545	0
MFS VIT New Discovery Series	01	2004	13.494	14.087	0
MFS VIT New Discovery Series	01	2003	10.287	13.494	0
MFS VIT New Discovery Series	01	2002	10.000	10.287	5

MFS VIT New Discovery Series	02	2005	14.018	14.445	515
MFS VIT New Discovery Series	02	2004	13.455	14.018	245
MFS VIT New Discovery Series	02	2003	10.279	13.455	105
MFS VIT New Discovery Series	02	2002	10.000	10.279	0

MFS VIT New Discovery Series	03	2005	14.001	14.420	0
MFS VIT New Discovery Series	03	2004	13.445	14.001	0
MFS VIT New Discovery Series	03	2003	10.277	13.445	0
MFS VIT New Discovery Series	03	2002	10.000	10.277	0

MFS VIT New Discovery Series	04	2005	13.949	14.344	0
MFS VIT New Discovery Series	04	2004	13.416	13.949	0
MFS VIT New Discovery Series	04	2003	10.270	13.416	0
MFS VIT New Discovery Series	04	2002	10.000	10.270	0

MFS VIT New Discovery Series	05	2005	13.932	14.320	0
MFS VIT New Discovery Series	05	2004	13.407	13.932	0
MFS VIT New Discovery Series	05	2003	10.268	13.407	0
MFS VIT New Discovery Series	05	2002	10.000	10.268	0

MFS VIT New Discovery Series	06	2005	13.881	14.245	0
MFS VIT New Discovery Series	06	2004	13.378	13.881	0
MFS VIT New Discovery Series	06	2003	10.262	13.378	0
MFS VIT New Discovery Series	06	2002	10.000	10.262	0

Mutual Shares Securities Fund	01	2005	13.246	14.396	265
Mutual Shares Securities Fund	01	2004	11.964	13.246	871
Mutual Shares Securities Fund	01	2003	10.000	11.964	74

Mutual Shares Securities Fund	02	2005	13.201	14.318	273
Mutual Shares Securities Fund	02	2004	11.948	13.201	246
Mutual Shares Securities Fund	02	2003	10.000	11.948	247

Mutual Shares Securities Fund	03	2005	13.190	14.298	0
Mutual Shares Securities Fund	03	2004	11.944	13.190	0
Mutual Shares Securities Fund	03	2003	10.000	11.944	0

Mutual Shares Securities Fund	04	2005	13.156	14.240	462
Mutual Shares Securities Fund	04	2004	11.932	13.156	490
Mutual Shares Securities Fund	04	2003	10.000	11.932	503

Mutual Shares Securities Fund	05	2005	13.145	14.221	0
Mutual Shares Securities Fund	05	2004	11.928	13.145	0
Mutual Shares Securities Fund	05	2003	10.000	11.928	0

Mutual Shares Securities Fund	06	2005	13.111	14.162	0
Mutual Shares Securities Fund	06	2004	11.915	13.111	0
Mutual Shares Securities Fund	06	2003	10.000	11.915	0

PIMCO Real Return Portfolio	01	2005	11.196	11.237	1,372
PIMCO Real Return Portfolio	01	2004	10.457	11.196	3,113
PIMCO Real Return Portfolio	01	2003	10.000	10.457	1,372

PIMCO Real Return Portfolio	02	2005	11.158	11.176	816
PIMCO Real Return Portfolio	02	2004	10.443	11.158	0
PIMCO Real Return Portfolio	02	2003	10.000	10.443	0

PIMCO Real Return Portfolio	03	2005	11.148	11.161	0
PIMCO Real Return Portfolio	03	2004	10.439	11.148	0
PIMCO Real Return Portfolio	03	2003	10.000	10.439	0

PIMCO Real Return Portfolio	04	2005	11.120	11.115	594
PIMCO Real Return Portfolio	04	2004	10.429	11.120	571
PIMCO Real Return Portfolio	04	2003	10.000	10.429	565

PIMCO Real Return Portfolio	05	2005	11.110	11.100	0
PIMCO Real Return Portfolio	05	2004	10.425	11.110	0
PIMCO Real Return Portfolio	05	2003	10.000	10.425	0

PIMCO Real Return Portfolio	06	2005	11.082	11.055	0
PIMCO Real Return Portfolio	06	2004	10.414	11.082	0
PIMCO Real Return Portfolio	06	2003	10.000	10.414	0

PIMCO Total Return Portfolio	01	2005	10.393	10.468	16,284
PIMCO Total Return Portfolio	01	2004	10.081	10.393	15,580
PIMCO Total Return Portfolio	01	2003	10.000	10.081	14,128

PIMCO Total Return Portfolio	02	2005	10.358	10.411	9,250
PIMCO Total Return Portfolio	02	2004	10.067	10.358	6,751
PIMCO Total Return Portfolio	02	2003	10.000	10.067	6,114

PIMCO Total Return Portfolio	03	2005	10.349	10.397	0
PIMCO Total Return Portfolio	03	2004	10.063	10.349	0
PIMCO Total Return Portfolio	03	2003	10.000	10.063	0

PIMCO Total Return Portfolio	04	2005	10.323	10.354	942
PIMCO Total Return Portfolio	04	2004	10.053	10.323	4,618
PIMCO Total Return Portfolio	04	2003	10.000	10.053	1,165

PIMCO Total Return Portfolio	05	2005	10.314	10.340	0
PIMCO Total Return Portfolio	05	2004	10.050	10.314	0
PIMCO Total Return Portfolio	05	2003	10.000	10.050	0

PIMCO Total Return Portfolio	06	2005	10.288	10.298	6,868
PIMCO Total Return Portfolio	06	2004	10.039	10.288	6,730
PIMCO Total Return Portfolio	06	2003	10.000	10.039	0

Rydex Financial Services Fund	01	2005	14.886	15.128	0
Rydex Financial Services Fund	01	2004	12.931	14.886	0
Rydex Financial Services Fund	01	2003	10.203	12.931	0
Rydex Financial Services Fund	01	2002	10.000	10.203	0

Rydex Financial Services Fund	02	2005	14.813	15.024	0
Rydex Financial Services Fund	02	2004	12.894	14.813	0
Rydex Financial Services Fund	02	2003	10.195	12.894	0
Rydex Financial Services Fund	02	2002	10.000	10.195	0

Rydex Financial Services Fund	03	2005	14.795	14.997	0
Rydex Financial Services Fund	03	2004	12.884	14.795	0
Rydex Financial Services Fund	03	2003	10.192	12.884	0
Rydex Financial Services Fund	03	2002	10.000	10.192	0

Rydex Financial Services Fund	04	2005	14.740	14.919	0
Rydex Financial Services Fund	04	2004	12.857	14.740	0
Rydex Financial Services Fund	04	2003	10.186	12.857	0
Rydex Financial Services Fund	04	2002	10.000	10.186	0

Rydex Financial Services Fund	05	2005	14.722	14.894	0
Rydex Financial Services Fund	05	2004	12.848	14.722	0
Rydex Financial Services Fund	05	2003	10.184	12.848	0
Rydex Financial Services Fund	05	2002	10.000	10.184	0

Rydex Financial Services Fund	06	2005	14.668	14.816	0
Rydex Financial Services Fund	06	2004	12.820	14.668	0
Rydex Financial Services Fund	06	2003	10.178	12.820	0
Rydex Financial Services Fund	06	2002	10.000	10.178	0

Rydex Health Care Fund	01	2005	14.008	15.236	0
Rydex Health Care Fund	01	2004	13.416	14.008	0
Rydex Health Care Fund	01	2003	10.517	13.416	0
Rydex Health Care Fund	01	2002	10.000	10.517	0

Rydex Health Care Fund	02	2005	13.939	15.131	0
Rydex Health Care Fund	02	2004	13.378	13.939	0
Rydex Health Care Fund	02	2003	10.508	13.378	0
Rydex Health Care Fund	02	2002	10.000	10.508	0

Rydex Health Care Fund	03	2005	13.922	15.105	0
Rydex Health Care Fund	03	2004	13.368	13.922	0
Rydex Health Care Fund	03	2003	10.506	13.368	0
Rydex Health Care Fund	03	2002	10.000	10.506	0

Rydex Health Care Fund	04	2005	13.871	15.026	0
Rydex Health Care Fund	04	2004	13.339	13.871	0
Rydex Health Care Fund	04	2003	10.499	13.339	0
Rydex Health Care Fund	04	2002	10.000	10.499	0

Rydex Health Care Fund	05	2005	13.854	15.000	0
Rydex Health Care Fund	05	2004	13.330	13.854	0
Rydex Health Care Fund	05	2003	10.497	13.330	0
Rydex Health Care Fund	05	2002	10.000	10.497	0

Rydex Health Care Fund	06	2005	13.803	14.922	0
Rydex Health Care Fund	06	2004	13.301	13.803	0
Rydex Health Care Fund	06	2003	10.491	13.301	0
Rydex Health Care Fund	06	2002	10.000	10.491	0

Rydex VT OTC Fund	01	2005	17.326	17.221	0
Rydex VT OTC Fund	01	2004	16.119	17.326	0
Rydex VT OTC Fund	01	2003	11.276	16.119	0
Rydex VT OTC Fund	01	2002	10.000	11.276	0

Rydex VT OTC Fund	02	2005	17.241	17.102	0
Rydex VT OTC Fund	02	2004	16.073	17.241	0
Rydex VT OTC Fund	02	2003	11.267	16.073	0
Rydex VT OTC Fund	02	2002	10.000	11.267	0

Rydex VT OTC Fund	03	2005	17.220	17.073	0
Rydex VT OTC Fund	03	2004	16.062	17.220	0
Rydex VT OTC Fund	03	2003	11.265	16.062	0
Rydex VT OTC Fund	03	2002	10.000	11.265	0

Rydex VT OTC Fund	04	2005	17.156	16.984	0
Rydex VT OTC Fund	04	2004	16.027	17.156	0
Rydex VT OTC Fund	04	2003	11.258	16.027	0
Rydex VT OTC Fund	04	2002	10.000	11.258	0

Rydex VT OTC Fund	05	2005	17.135	16.955	0
Rydex VT OTC Fund	05	2004	16.016	17.135	0
Rydex VT OTC Fund	05	2003	11.255	16.016	0
Rydex VT OTC Fund	05	2002	10.000	11.255	0

Rydex VT OTC Fund	06	2005	17.072	16.866	0
Rydex VT OTC Fund	06	2004	15.981	17.072	0
Rydex VT OTC Fund	06	2003	11.248	15.981	0
Rydex VT OTC Fund	06	2002	10.000	11.248	0

Templeton Foreign Securities Fund Class 2	01	2005	15.261	16.528	3,079
Templeton Foreign Securities Fund Class 2	01	2004	13.099	15.261	3,584
Templeton Foreign Securities Fund Class 2	01	2003	10.000	13.099	2,759

Templeton Foreign Securities Fund Class 2	02	2005	15.209	16.438	1,709
Templeton Foreign Securities Fund Class 2	02	2004	13.081	15.209	1,338
Templeton Foreign Securities Fund Class 2	02	2003	10.000	13.081	1,503

Templeton Foreign Securities Fund Class 2	03	2005	15.196	16.416	0
Templeton Foreign Securities Fund Class 2	03	2004	13.076	15.196	0
Templeton Foreign Securities Fund Class 2	03	2003	10.000	13.076	0

Templeton Foreign Securities Fund Class 2	04	2005	15.157	16.349	506
Templeton Foreign Securities Fund Class 2	04	2004	13.063	15.157	2,460
Templeton Foreign Securities Fund Class 2	04	2003	10.000	13.063	737

Templeton Foreign Securities Fund Class 2	05	2005	15.145	16.327	0
Templeton Foreign Securities Fund Class 2	05	2004	13.059	15.145	0
Templeton Foreign Securities Fund Class 2	05	2003	10.000	13.059	0

Templeton Foreign Securities Fund Class 2	06	2005	15.106	16.260	0
Templeton Foreign Securities Fund Class 2	06	2004	13.045	15.106	0
Templeton Foreign Securities Fund Class 2	06	2003	10.000	13.045	0

Wanger International Select	01	2005	16.868	19.307	1,033
Wanger International Select	01	2004	13.802	16.868	1,509
Wanger International Select	01	2003	9.941	13.802	1,329
Wanger International Select	01	2002	10.000	9.941	0

Wanger International Select	02	2005	16.786	19.173	341
Wanger International Select	02	2004	13.762	16.786	383
Wanger International Select	02	2003	9.933	13.762	448
Wanger International Select	02	2002	10.000	9.933	0

Wanger International Select	03	2005	16.765	19.140	0
Wanger International Select	03	2004	13.752	16.765	0
Wanger International Select	03	2003	9.930	13.752	0
Wanger International Select	03	2002	10.000	9.930	0

Wanger International Select	04	2005	16.703	19.040	85
Wanger International Select	04	2004	13.723	16.703	892
Wanger International Select	04	2003	9.924	13.723	157
Wanger International Select	04	2002	10.000	9.924	0

Wanger International Select	05	2005	16.683	19.008	0
Wanger International Select	05	2004	13.713	16.683	0
Wanger International Select	05	2003	9.922	13.713	0
Wanger International Select	05	2002	10.000	9.922	0

Wanger International Select	06	2005	16.621	18.908	0
Wanger International Select	06	2004	13.683	16.621	0
Wanger International Select	06	2003	9.916	13.683	0
Wanger International Select	06	2002	10.000	9.916	0

Wanger International Small Cap	01	2005	17.576	20.997	0
Wanger International Small Cap	01	2004	13.726	17.576	0
Wanger International Small Cap	01	2003	9.379	13.726	0
Wanger International Small Cap	01	2002	10.000	9.379	31

Wanger International Small Cap	02	2005	17.490	20.852	97
Wanger International Small Cap	02	2004	13.686	17.490	0
Wanger International Small Cap	02	2003	9.372	13.686	0
Wanger International Small Cap	02	2002	10.000	9.372	0

Wanger International Small Cap	03	2005	17.468	20.816	0
Wanger International Small Cap	03	2004	13.676	17.468	0
Wanger International Small Cap	03	2003	9.370	13.676	0
Wanger International Small Cap	03	2002	10.000	9.370	0

Wanger International Small Cap	04	2005	17.404	20.708	0
Wanger International Small Cap	04	2004	13.647	17.404	0
Wanger International Small Cap	04	2003	9.364	13.647	0
Wanger International Small Cap	04	2002	10.000	9.364	0

Wanger International Small Cap	05	2005	17.383	20.672	0
Wanger International Small Cap	05	2004	13.637	17.383	0
Wanger International Small Cap	05	2003	9.362	13.637	0
Wanger International Small Cap	05	2002	10.000	9.362	0

Wanger International Small Cap	06	2005	17.319	20.564	0
Wanger International Small Cap	06	2004	13.608	17.319	0
Wanger International Small Cap	06	2003	9.356	13.608	0
Wanger International Small Cap	06	2002	10.000	9.356	0

Wanger Select	01	2005	16.604	18.035	1,951
Wanger Select	01	2004	14.159	16.604	3,512
Wanger Select	01	2003	11.018	14.159	3,010
Wanger Select	01	2002	10.000	11.018	0

Wanger Select	02	2005	16.523	17.910	0
Wanger Select	02	2004	14.118	16.523	0
Wanger Select	02	2003	11.009	14.118	0
Wanger Select	02	2002	10.000	11.009	0

Wanger Select	03	2005	16.503	17.879	0
Wanger Select	03	2004	14.108	16.503	0
Wanger Select	03	2003	11.006	14.108	0
Wanger Select	03	2002	10.000	11.006	0

Wanger Select	04	2005	16.442	17.786	535
Wanger Select	04	2004	14.078	16.442	536
Wanger Select	04	2003	11.000	14.078	0
Wanger Select	04	2002	10.000	11.000	0

Wanger Select	05	2005	16.422	17.756	0
Wanger Select	05	2004	14.068	16.422	0
Wanger Select	05	2003	10.997	14.068	0
Wanger Select	05	2002	10.000	10.997	0

Wanger Select	06	2005	16.361	17.663	0
Wanger Select	06	2004	14.037	16.361	0
Wanger Select	06	2003	10.990	14.037	0
Wanger Select	06	2002	10.000	10.990	0

Wanger US Smaller Companies	01	2005	17.770	19.435	2,985
Wanger US Smaller Companies	01	2004	15.277	17.770	4,448
Wanger US Smaller Companies	01	2003	10.851	15.277	3,536
Wanger US Smaller Companies	01	2002	10.000	10.851	35

Wanger US Smaller Companies	02	2005	17.683	19.300	2,023
Wanger US Smaller Companies	02	2004	15.234	17.683	2,078
Wanger US Smaller Companies	02	2003	10.842	15.234	1,903
Wanger US Smaller Companies	02	2002	10.000	10.842	0

Wanger US Smaller Companies	03	2005	17.661	19.267	0
Wanger US Smaller Companies	03	2004	15.223	17.661	0
Wanger US Smaller Companies	03	2003	10.840	15.223	0
Wanger US Smaller Companies	03	2002	10.000	10.840	0

Wanger US Smaller Companies	04	2005	17.596	19.167	1,074
Wanger US Smaller Companies	04	2004	15.190	17.596	2,479
Wanger US Smaller Companies	04	2003	10.833	15.190	698
Wanger US Smaller Companies	04	2002	10.000	10.833	101

Wanger US Smaller Companies	05	2005	17.575	19.134	0
Wanger US Smaller Companies	05	2004	15.179	17.575	0
Wanger US Smaller Companies	05	2003	10.831	15.179	0
Wanger US Smaller Companies	05	2002	10.000	10.831	0

Wanger US Smaller Companies	06	2005	17.510	19.034	0
Wanger US Smaller Companies	06	2004	15.146	17.510	0
Wanger US Smaller Companies	06	2003	10.824	15.146	0
Wanger US Smaller Companies	06	2002	10.000	10.824	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

Telephone:

Toll Free (800) 752-7215

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

PROSPECTUS

MAY 1, 2006

SUN LIFE FINANCIAL MASTERSSM ACCESS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund Growth Opportunities
Securities Fund, Class 2	Portfolio
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Value Equity Funds
Securities Fund, Class 2	Franklin Templeton VIP Trust Franklin Small Cap
Franklin Templeton VIP Trust Mutual	Value Securities Fund, Class 2
Shares Securities Fund, Class 2	Small-Cap Blend Equity Funds
Lord Abbett Series Fund All Value Portfolio	Oppenheimer Main Street Small Cap Fund/VA
Lord Abbett Series Fund Growth & Income Portfolio	- Service Shares
MFS/Sun Life Total Return - S Class	Small-Cap Growth Equity Funds
MFS/ Sun Life Value - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Multi-Cap Equity Funds
Franklin Templeton VIP Trust Templeton Developing	Sun Capital® All Cap Fund - S Class
Markets Securities Fund - Class 2	Specialty Funds
MFS/ Sun Life Capital Opportunities - S Class	MFS/ Sun Life Utilities - S Class
MFS/Sun Life Emerging Markets Equity - S Class	PIMCO VIT CommodityRealReturn Strategy
MFS/ Sun Life Massachusetts Investors Trust	Portfolio
- S Class	Sun Capital Real Estate Fund® - S Class
MFS/ Sun Life Research - S Class	High-Quality Short-Term Bond Funds
MFS/ Sun Life Research International - S Class	PIMCO VIT Low Duration Portfolio
Oppenheimer Main Street Fund/VA - Service Shares	High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	MFS/ Sun Life Government Securities - S Class
MFS/ Sun Life Emerging Growth - S Class	Sun Capital Investment Grade Bond Fund®
MFS/ Sun Life Massachusetts Investors Growth	- S Class
Stock - S Class	PIMCO VIT All Asset Portfolio
MFS/ Sun Life Strategic Growth - S Class	PIMCO VIT Total Return Portfolio
Oppenheimer Global Securities Fund/VA -	PIMCO VIT Real Return Portfolio
Service Shares	Medium-Quality Intermediate-Term Bond Funds
Oppenheimer Capital Appreciation Fund/VA -	PIMCO VIT Emerging Markets Bond Portfolio
Service Shares	Low-Quality Short-Term Bond Funds
SC FI Large Cap Growth Fund - S Class	MFS/ Sun Life High Yield - S Class
Mid-Cap Value Equity Funds	Money Market Funds
Lord Abbett Series Fund Mid Cap Value Portfolio	MFS/ Sun Life Money Market - S Class
Moderate Allocation Funds
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
Fidelity VIP Freedom 2015 Portfolio - Service Class 2
Fidelity VIP Freedom 2020 Portfolio - Service Class 2

Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC). Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 45 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 725-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     P.O. Box 9133

     Wellesley Hills, Massachusetts 02481

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS: THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS AND MARKET VALUE ADJUSTMENT *

Cash Withdrawals *

Market Value Adjustment *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Death Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification In the Case of Group Contracts *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE - ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - MARKET VALUE ADJUSTMENT *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX E - CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT *

APPENDIX F - CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT *

APPENDIX G - CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT *

APPENDIX H - CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX I - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS *

APPENDIX J - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial MastersSM Access Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $20,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.35% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.55% if you were 76 years or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account and a distribution fee of 0.20% of the average daily value of the Contract invested in the Variable Account.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in you state. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals and Market Value Adjustment

You can withdraw money from your Contract at any time during the Accumulation Phase without the imposition of a withdrawal charge. Furthermore, no withdrawal charge is imposed upon annuitization. Withdrawals made from the Fixed Account, however, may be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)

          P. O. Box 9133

          Wellesley Hills, Massachusetts 02481

          Toll Free (800) 725-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	0%

Maximum Fee Per Transfer (currently $0):	$15[1]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50[3]*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.55%[4]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.90%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%[5]

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Benefit Rider:	2.30%
[1]

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

[2]

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- for Premium Taxes.")

[3]

The Annual Account Fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[4]

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.35% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.70% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

[5]

The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[6]*	0.25%	3.04%
[6]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are % and %, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$543	$1,807	$3,035	$5,953
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$543	$1,807	$3,035	$5,953

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 725-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 725-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer a special interest rate for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $20,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Programs. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g. no overnight, priority, or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Special Guaranteed Interest Rates

We may reduce or waive the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant Special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements.

Other Programs

     Monitoring Service

You may elect, no later than your Issue Date, to participate in the Privacy Guard program offered through Affinion Services Group, Inc. ("Affinion"). This program is designed to help you access and monitor personal information that is recorded by national credit reporting agencies, by supplying you with a credit report and providing periodic monitoring of any new activity on your credit accounts. To participate in this program, you must authorize us to release certain information to Affinion. This will allow Affinion to set up your participation in Privacy Guard. If you elect Privacy Guard, your participation in this program will be free of charge for a period of twelve months from your Issue Date or until you cancel your Contract, if sooner. After the initial twelve-month period, you will be billed directly by Affinion for this service. You may terminate your participation in this program at any time. If you surrender your Contract within the first year, your participation in the program will automatically end. This program may not be available in your state.

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

We do not deduct any sales charge from your Purchase Payments when they are made, nor do we impose a withdrawal charge (known as a "contingent deferred sales charge") on amounts you withdraw.

However, all withdrawals from your Fixed Account Value may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; and finally, we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, and adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit. In calculating the amount payable under the death benefit, we may reduce the death benefit amount to an amount equal to the death benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when a SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. The annual Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.35%, if you are age 75 or younger on the Open Date (1.55%, if you are age 76 or older on the Open Date). If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (The credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                         * As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification In the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no surviving Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date (the date we receive your Application in good order), the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the Issue Date. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D-H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●

your Highest Account Value on any Contract Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●	the sum of your total purchase payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the later of (a) 10 years from the Issue Date or (b) the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 Or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum, at any time, some or all of the discounted value of the remaining payments, the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Open Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the Owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S. - source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 2.00% of Purchase Payments, and 1.00% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount..

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $177,420, $781,944, and $845,405, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Sub-Account available for investment under the Contract), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the available Money Market Sub-Account similarly, but include the increase due to assumed compounding.

The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Access Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                State               Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE, " "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
MARKET VALUE ADJUSTMENT

Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is: [(1 + I) / (1 + J + b)] ^ (N/12) -1.

These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

      The MVA factor   =  [(1 + I) / (1 + J + b)] ^ (N/12) -1

                                      =   [(1 + .06) / (1 + .08)] ^ (24/12) -1

                                      =   (.981) ^ 2 -1

                                      =   .963 -1

                                      =  -.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA: ($11,910.16 - $674.16) x (-.037) = -$415.73.

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

     The MVA factor    =   [(1 + I) / (1 + J + b)] ^ (N/12) -1

                                      =   [(1 + .06) / (1 + .05)] ^ (24/12) -1

                                      =     (1.010) ^ 2 -1

                                      =     1.019 -1

                                      =     .019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA: ($11,910.16 - $674.16) x .019 = $213.48.

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 79,950.00
Purchase Payments	=	$ 100,000.00
The Basic Death Benefit would therefore be:		$ 100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 59,950.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal)

$100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the seventh Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 89,950
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

* Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier
Amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus
with 5% Roll-up amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 8. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may also make subsequent payments to the following investment options that were available prior to that date:

Large-Cap Value Equity Funds

   MFS/Sun Life Strategic Value - S Class

Large-Cap Growth Equity Funds

   MFS/Sun Life Capital Appreciation - S Class

   MFS/Sun Life Global Growth - S Class

Mid-Cap Value Equity Funds

   MFS/Sun Life Mid Cap Value - S Class

   Sun Capital Real Estate Fund® - Initial Class

Mid-Cap Growth Equity Funds

   MFS/Sun Life Mid Cap Growth - S Class

Medium Quality Intermediate-Term Bond Funds

   MFS/Sun Life Bond - S Class

   MFS/Sun Life Strategic Income - S Class

Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Sun Capital Advisers, Inc. advises the Sun Capital Funds.

APPENDIX J -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS ACCESS should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.000	10.312	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.000	10.309	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.000	10.308	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.000	10.306	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.000	10.305	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.000	10.302	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.000	10.388	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.000	10.384	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.000	10.383	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.000	10.381	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.000	10.380	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.000	10.377	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.000	10.429	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.000	10.425	4,912

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.000	10.424	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.000	10.422	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.000	10.421	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.000	10.418	0

Franklin Small Cap Value Securities Fund	01	2005	16.514	17.657	22,297
Franklin Small Cap Value Securities Fund	01	2004	13.576	16.514	19,580
Franklin Small Cap Value Securities Fund	01	2003	10.453	13.576	3,124
Franklin Small Cap Value Securities Fund	01	2002	10.000	10.453	359

Franklin Small Cap Value Securities Fund	02	2005	16.433	17.535	49,328
Franklin Small Cap Value Securities Fund	02	2004	13.537	16.433	29,473
Franklin Small Cap Value Securities Fund	02	2003	10.444	13.537	10,469
Franklin Small Cap Value Securities Fund	02	2002	10.000	10.444	0

Franklin Small Cap Value Securities Fund	03	2005	16.413	17.505	3,089
Franklin Small Cap Value Securities Fund	03	2004	13.528	16.413	1,647
Franklin Small Cap Value Securities Fund	03	2003	10.442	13.528	137
Franklin Small Cap Value Securities Fund	03	2002	10.000	10.442	0

Franklin Small Cap Value Securities Fund	04	2005	16.352	17.414	29,745
Franklin Small Cap Value Securities Fund	04	2004	13.499	16.352	22,232
Franklin Small Cap Value Securities Fund	04	2003	10.435	13.499	9,848
Franklin Small Cap Value Securities Fund	04	2002	10.000	10.435	1,986

Franklin Small Cap Value Securities Fund	05	2005	16.332	17.384	2,473
Franklin Small Cap Value Securities Fund	05	2004	13.489	16.332	2,473
Franklin Small Cap Value Securities Fund	05	2003	10.433	13.489	2,534
Franklin Small Cap Value Securities Fund	05	2002	10.000	10.433	0

Franklin Small Cap Value Securities Fund	06	2005	16.272	17.293	5,229
Franklin Small Cap Value Securities Fund	06	2004	13.460	16.272	5,231
Franklin Small Cap Value Securities Fund	06	2003	10.427	13.460	86
Franklin Small Cap Value Securities Fund	06	2002	10.000	10.427	0

Lord Abbett All Value Portfolio	01	2005	11.817	12.424	21,268
Lord Abbett All Value Portfolio	01	2004	10.390	11.817	17,930
Lord Abbett All Value Portfolio	01	2003	10.000	10.390	0

Lord Abbett All Value Portfolio	02	2005	11.792	12.372	73,659
Lord Abbett All Value Portfolio	02	2004	10.388	11.792	35,899
Lord Abbett All Value Portfolio	02	2003	10.000	10.388	0

Lord Abbett All Value Portfolio	03	2005	11.785	12.359	8
Lord Abbett All Value Portfolio	03	2004	10.388	11.785	46
Lord Abbett All Value Portfolio	03	2003	10.000	10.388	0

Lord Abbett All Value Portfolio	04	2005	11.766	12.320	22,871
Lord Abbett All Value Portfolio	04	2004	10.387	11.766	19,209
Lord Abbett All Value Portfolio	04	2003	10.000	10.387	0

Lord Abbett All Value Portfolio	05	2005	11.760	12.307	0
Lord Abbett All Value Portfolio	05	2004	10.387	11.760	0
Lord Abbett All Value Portfolio	05	2003	10.000	10.387	0

Lord Abbett All Value Portfolio	06	2005	11.740	12.268	7,093
Lord Abbett All Value Portfolio	06	2004	10.386	11.740	7,093
Lord Abbett All Value Portfolio	06	2003	10.000	10.386	0

Lord Abbett Series Fund Growth and Income	01	2005	15.269	15.497	99,020
Lord Abbett Series Fund Growth and Income	01	2004	13.789	15.269	83,826
Lord Abbett Series Fund Growth and Income	01	2003	10.706	13.789	29,563
Lord Abbett Series Fund Growth and Income	01	2002	10.000	10.706	0

Lord Abbett Series Fund Growth and Income	02	2005	15.194	15.390	254,898
Lord Abbett Series Fund Growth and Income	02	2004	13.749	15.194	184,296
Lord Abbett Series Fund Growth and Income	02	2003	10.698	13.749	86,424
Lord Abbett Series Fund Growth and Income	02	2002	10.000	10.698	654

Lord Abbett Series Fund Growth and Income	03	2005	15.175	15.363	0
Lord Abbett Series Fund Growth and Income	03	2004	13.739	15.175	2,967
Lord Abbett Series Fund Growth and Income	03	2003	10.695	13.739	39
Lord Abbett Series Fund Growth and Income	03	2002	10.000	10.695	0

Lord Abbett Series Fund Growth and Income	04	2005	15.119	15.283	66,434
Lord Abbett Series Fund Growth and Income	04	2004	13.710	15.119	45,559
Lord Abbett Series Fund Growth and Income	04	2003	10.689	13.710	12,668
Lord Abbett Series Fund Growth and Income	04	2002	10.000	10.689	3,671

Lord Abbett Series Fund Growth and Income	05	2005	15.101	15.257	0
Lord Abbett Series Fund Growth and Income	05	2004	13.700	15.101	0
Lord Abbett Series Fund Growth and Income	05	2003	10.687	13.700	0
Lord Abbett Series Fund Growth and Income	05	2002	10.000	10.687	0

Lord Abbett Series Fund Growth and Income	06	2005	15.045	15.177	5,460
Lord Abbett Series Fund Growth and Income	06	2004	13.670	15.045	9,191
Lord Abbett Series Fund Growth and Income	06	2003	10.680	13.670	3,741
Lord Abbett Series Fund Growth and Income	06	2002	10.000	10.680	0

Lord Abbett Series Fund Growth Opportunities	01	2005	11.165	11.483	17,471
Lord Abbett Series Fund Growth Opportunities	01	2004	10.211	11.165	9,631
Lord Abbett Series Fund Growth Opportunities	01	2003	10.000	10.211	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	02	2005	11.140	11.435	54,837
Lord Abbett Series Fund Growth Opportunities	02	2004	10.210	11.140	31,976
Lord Abbett Series Fund Growth Opportunities	02	2003	10.000	10.210	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	03	2005	11.134	11.423	1,767
Lord Abbett Series Fund Growth Opportunities	03	2004	10.210	11.134	0
Lord Abbett Series Fund Growth Opportunities	03	2003	10.000	10.210	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	04	2005	11.116	11.386	14,813
Lord Abbett Series Fund Growth Opportunities	04	2004	10.209	11.116	7,735
Lord Abbett Series Fund Growth Opportunities	04	2003	10.000	10.209	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	05	2005	11.110	11.375	0
Lord Abbett Series Fund Growth Opportunities	05	2004	10.208	11.110	0
Lord Abbett Series Fund Growth Opportunities	05	2003	10.000	10.208	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	06	2005	11.092	11.339	812
Lord Abbett Series Fund Growth Opportunities	06	2004	10.207	11.092	817
Lord Abbett Series Fund Growth Opportunities	06	2003	10.000	10.207	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.000	10.000	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.946	16.964	89,289
Lord Abbett Series Fund Mid Cap Value	01	2004	13.078	15.946	83,487
Lord Abbett Series Fund Mid Cap Value	01	2003	10.664	13.078	9,479
Lord Abbett Series Fund Mid Cap Value	01	2002	10.000	10.664	0

Lord Abbett Series Fund Mid Cap Value	02	2005	15.868	16.847	90,710
Lord Abbett Series Fund Mid Cap Value	02	2004	13.041	15.868	77,964
Lord Abbett Series Fund Mid Cap Value	02	2003	10.655	13.041	19,735
Lord Abbett Series Fund Mid Cap Value	02	2002	10.000	10.655	0

Lord Abbett Series Fund Mid Cap Value	03	2005	15.848	16.818	2,710
Lord Abbett Series Fund Mid Cap Value	03	2004	13.031	15.848	3,107
Lord Abbett Series Fund Mid Cap Value	03	2003	10.653	13.031	267
Lord Abbett Series Fund Mid Cap Value	03	2002	10.000	10.653	0

Lord Abbett Series Fund Mid Cap Value	04	2005	15.790	16.730	105,088
Lord Abbett Series Fund Mid Cap Value	04	2004	13.003	15.790	58,978
Lord Abbett Series Fund Mid Cap Value	04	2003	10.646	13.003	26,923
Lord Abbett Series Fund Mid Cap Value	04	2002	10.000	10.646	9,443

Lord Abbett Series Fund Mid Cap Value	05	2005	15.771	16.701	5,705
Lord Abbett Series Fund Mid Cap Value	05	2004	12.994	15.771	5,705
Lord Abbett Series Fund Mid Cap Value	05	2003	10.644	12.994	7,628
Lord Abbett Series Fund Mid Cap Value	05	2002	10.000	10.644	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.712	16.614	5,576
Lord Abbett Series Fund Mid Cap Value	06	2004	12.966	15.712	3,636
Lord Abbett Series Fund Mid Cap Value	06	2003	10.638	12.966	87
Lord Abbett Series Fund Mid Cap Value	06	2002	10.000	10.638	0

MFS/Sun Life Bond Series S Class	01	2005	11.843	11.828	12,271
MFS/Sun Life Bond Series S Class	01	2004	11.376	11.843	13,109
MFS/Sun Life Bond Series S Class	01	2003	10.576	11.376	12,510
MFS/Sun Life Bond Series S Class	01	2002	10.000	10.576	0

MFS/Sun Life Bond Series S Class	02	2005	11.785	11.746	28,682
MFS/Sun Life Bond Series S Class	02	2004	11.344	11.785	36,294
MFS/Sun Life Bond Series S Class	02	2003	10.567	11.344	31,365
MFS/Sun Life Bond Series S Class	02	2002	10.000	10.567	1,352

MFS/Sun Life Bond Series S Class	03	2005	11.771	11.726	5,501
MFS/Sun Life Bond Series S Class	03	2004	11.336	11.771	6,387
MFS/Sun Life Bond Series S Class	03	2003	10.565	11.336	5,400
MFS/Sun Life Bond Series S Class	03	2002	10.000	10.565	0

MFS/Sun Life Bond Series S Class	04	2005	11.727	11.665	27,920
MFS/Sun Life Bond Series S Class	04	2004	11.311	11.727	30,422
MFS/Sun Life Bond Series S Class	04	2003	10.558	11.311	31,497
MFS/Sun Life Bond Series S Class	04	2002	10.000	10.558	4,076

MFS/Sun Life Bond Series S Class	05	2005	11.713	11.644	1,300
MFS/Sun Life Bond Series S Class	05	2004	11.303	11.713	1,300
MFS/Sun Life Bond Series S Class	05	2003	10.556	11.303	5,133
MFS/Sun Life Bond Series S Class	05	2002	10.000	10.556	0

MFS/Sun Life Bond Series S Class	06	2005	11.670	11.584	6,357
MFS/Sun Life Bond Series S Class	06	2004	11.279	11.670	7,217
MFS/Sun Life Bond Series S Class	06	2003	10.549	11.279	7,023
MFS/Sun Life Bond Series S Class	06	2002	10.000	10.549	0

MFS/Sun Life Capital Appreciation Series S Class	01	2005	14.485	14.329	482
MFS/Sun Life Capital Appreciation Series S Class	01	2004	13.301	14.485	3,486
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.542	13.301	4,482
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.000	10.542	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	14.414	14.230	29,418
MFS/Sun Life Capital Appreciation Series S Class	02	2004	13.263	14.414	31,845
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.534	13.263	33,241
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.000	10.534	311

MFS/Sun Life Capital Appreciation Series S Class	03	2005	14.396	14.206	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	13.254	14.396	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.532	13.254	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.000	10.532	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	14.343	14.132	14,753
MFS/Sun Life Capital Appreciation Series S Class	04	2004	13.225	14.343	12,897
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.525	13.225	10,354
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.000	10.525	520

MFS/Sun Life Capital Appreciation Series S Class	05	2005	14.325	14.107	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	13.216	14.325	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.523	13.216	3,243
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.000	10.523	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	14.273	14.034	417
MFS/Sun Life Capital Appreciation Series S Class	06	2004	13.187	14.273	4,137
MFS/Sun Life Capital Appreciation Series S Class	06	2003	10.516	13.187	3,718
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.000	10.516	0

MFS/Sun Life Capital Opportunities Series S Class	01	2005	14.764	14.704	2,045
MFS/Sun Life Capital Opportunities Series S Class	01	2004	13.348	14.764	2,685
MFS/Sun Life Capital Opportunities Series S Class	01	2003	10.608	13.348	383
MFS/Sun Life Capital Opportunities Series S Class	01	2002	10.000	10.608	0

MFS/Sun Life Capital Opportunities Series S Class	02	2005	14.691	14.602	6,200
MFS/Sun Life Capital Opportunities Series S Class	02	2004	13.310	14.691	3,977
MFS/Sun Life Capital Opportunities Series S Class	02	2003	10.599	13.310	3,562
MFS/Sun Life Capital Opportunities Series S Class	02	2002	10.000	10.599	1,267

MFS/Sun Life Capital Opportunities Series S Class	03	2005	14.673	14.577	0
MFS/Sun Life Capital Opportunities Series S Class	03	2004	13.300	14.673	0
MFS/Sun Life Capital Opportunities Series S Class	03	2003	10.597	13.300	0
MFS/Sun Life Capital Opportunities Series S Class	03	2002	10.000	10.597	0

MFS/Sun Life Capital Opportunities Series S Class	04	2005	14.619	14.501	5,466
MFS/Sun Life Capital Opportunities Series S Class	04	2004	13.272	14.619	3,568
MFS/Sun Life Capital Opportunities Series S Class	04	2003	10.590	13.272	3,568
MFS/Sun Life Capital Opportunities Series S Class	04	2002	10.000	10.590	2,412

MFS/Sun Life Capital Opportunities Series S Class	05	2005	14.601	14.476	0
MFS/Sun Life Capital Opportunities Series S Class	05	2004	13.262	14.601	0
MFS/Sun Life Capital Opportunities Series S Class	05	2003	10.588	13.262	0
MFS/Sun Life Capital Opportunities Series S Class	05	2002	10.000	10.588	0

MFS/Sun Life Capital Opportunities Series S Class	06	2005	14.547	14.400	0
MFS/Sun Life Capital Opportunities Series S Class	06	2004	13.234	14.547	0
MFS/Sun Life Capital Opportunities Series S Class	06	2003	10.582	13.234	0
MFS/Sun Life Capital Opportunities Series S Class	06	2002	10.000	10.582	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	14.973	16.029	2,504
MFS/Sun Life Emerging Growth Series S Class	01	2004	13.484	14.973	5,032
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.460	13.484	2,371
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.000	10.460	0

MFS/Sun Life Emerging Growth Series S Class	02	2005	14.900	15.918	7,927
MFS/Sun Life Emerging Growth Series S Class	02	2004	13.446	14.900	5,499
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.451	13.446	1,932
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.000	10.451	596

MFS/Sun Life Emerging Growth Series S Class	03	2005	14.881	15.890	1,266
MFS/Sun Life Emerging Growth Series S Class	03	2004	13.436	14.881	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.449	13.436	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.000	10.449	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	14.826	15.808	5,255
MFS/Sun Life Emerging Growth Series S Class	04	2004	13.407	14.826	5,158
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.443	13.407	7,157
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.000	10.443	0

MFS/Sun Life Emerging Growth Series S Class	05	2005	14.808	15.780	1,720
MFS/Sun Life Emerging Growth Series S Class	05	2004	13.398	14.808	1,720
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.441	13.398	1,788
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.000	10.441	0

MFS/Sun Life Emerging Growth Series S Class	06	2005	14.754	15.698	622
MFS/Sun Life Emerging Growth Series S Class	06	2004	13.369	14.754	622
MFS/Sun Life Emerging Growth Series S Class	06	2003	10.434	13.369	0
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.000	10.434	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.000	11.252	1,568

MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.000	11.248	0

MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.000	11.247	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.000	11.245	0

MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.000	11.244	0

MFS/Sun Life Emerging Markets Equity Series S Class	06	2005	10.000	11.241	0

MFS/Sun Life Global Growth Series S Class	01	2005	15.474	16.692	2,531
MFS/Sun Life Global Growth Series S Class	01	2004	13.640	15.474	2,703
MFS/Sun Life Global Growth Series S Class	01	2003	10.269	13.640	1,854
MFS/Sun Life Global Growth Series S Class	01	2002	10.000	10.269	47,491

MFS/Sun Life Global Growth Series S Class	02	2005	15.398	16.577	5,953
MFS/Sun Life Global Growth Series S Class	02	2004	13.601	15.398	18,149
MFS/Sun Life Global Growth Series S Class	02	2003	10.260	13.601	17,511
MFS/Sun Life Global Growth Series S Class	02	2002	10.000	10.260	678

MFS/Sun Life Global Growth Series S Class	03	2005	15.379	16.548	0
MFS/Sun Life Global Growth Series S Class	03	2004	13.591	15.379	0
MFS/Sun Life Global Growth Series S Class	03	2003	10.258	13.591	0
MFS/Sun Life Global Growth Series S Class	03	2002	10.000	10.258	0

MFS/Sun Life Global Growth Series S Class	04	2005	15.323	16.462	5,712
MFS/Sun Life Global Growth Series S Class	04	2004	13.562	15.323	5,561
MFS/Sun Life Global Growth Series S Class	04	2003	10.252	13.562	5,675
MFS/Sun Life Global Growth Series S Class	04	2002	10.000	10.252	0

MFS/Sun Life Global Growth Series S Class	05	2005	15.304	16.434	0
MFS/Sun Life Global Growth Series S Class	05	2004	13.552	15.304	0
MFS/Sun Life Global Growth Series S Class	05	2003	10.250	13.552	0
MFS/Sun Life Global Growth Series S Class	05	2002	10.000	10.250	0

MFS/Sun Life Global Growth Series S Class	06	2005	15.247	16.348	0
MFS/Sun Life Global Growth Series S Class	06	2004	13.523	15.247	0
MFS/Sun Life Global Growth Series S Class	06	2003	10.243	13.523	0
MFS/Sun Life Global Growth Series S Class	06	2002	10.000	10.243	0

MFS/Sun Life Government Securities Series S Class	01	2005	10.432	10.461	135,590
MFS/Sun Life Government Securities Series S Class	01	2004	10.249	10.432	132,118
MFS/Sun Life Government Securities Series S Class	01	2003	10.235	10.249	78,432
MFS/Sun Life Government Securities Series S Class	01	2002	10.000	10.235	302

MFS/Sun Life Government Securities Series S Class	02	2005	10.381	10.388	260,366
MFS/Sun Life Government Securities Series S Class	02	2004	10.219	10.381	231,601
MFS/Sun Life Government Securities Series S Class	02	2003	10.226	10.219	127,774
MFS/Sun Life Government Securities Series S Class	02	2002	10.000	10.226	5,049

MFS/Sun Life Government Securities Series S Class	03	2005	10.368	10.370	401
MFS/Sun Life Government Securities Series S Class	03	2004	10.212	10.368	5,270
MFS/Sun Life Government Securities Series S Class	03	2003	10.224	10.212	5,245
MFS/Sun Life Government Securities Series S Class	03	2002	10.000	10.224	0

MFS/Sun Life Government Securities Series S Class	04	2005	10.330	10.316	66,004
MFS/Sun Life Government Securities Series S Class	04	2004	10.190	10.330	54,662
MFS/Sun Life Government Securities Series S Class	04	2003	10.218	10.190	31,602
MFS/Sun Life Government Securities Series S Class	04	2002	10.000	10.218	7,801

MFS/Sun Life Government Securities Series S Class	05	2005	10.317	10.298	0
MFS/Sun Life Government Securities Series S Class	05	2004	10.183	10.317	0
MFS/Sun Life Government Securities Series S Class	05	2003	10.216	10.183	0
MFS/Sun Life Government Securities Series S Class	05	2002	10.000	10.216	0

MFS/Sun Life Government Securities Series S Class	06	2005	10.279	10.245	4,011
MFS/Sun Life Government Securities Series S Class	06	2004	10.161	10.279	6,966
MFS/Sun Life Government Securities Series S Class	06	2003	10.209	10.161	10,805
MFS/Sun Life Government Securities Series S Class	06	2002	10.000	10.209	1,367

MFS/Sun Life High Yield Series S Class	01	2005	13.463	13.491	168,466
MFS/Sun Life High Yield Series S Class	01	2004	12.523	13.463	181,013
MFS/Sun Life High Yield Series S Class	01	2003	10.510	12.523	274,971
MFS/Sun Life High Yield Series S Class	01	2002	10.000	10.510	23,137

MFS/Sun Life High Yield Series S Class	02	2005	13.397	13.397	149,258
MFS/Sun Life High Yield Series S Class	02	2004	12.487	13.397	170,125
MFS/Sun Life High Yield Series S Class	02	2003	10.502	12.487	269,802
MFS/Sun Life High Yield Series S Class	02	2002	10.000	10.502	16,012

MFS/Sun Life High Yield Series S Class	03	2005	13.380	13.374	241
MFS/Sun Life High Yield Series S Class	03	2004	12.478	13.380	281
MFS/Sun Life High Yield Series S Class	03	2003	10.499	12.478	263
MFS/Sun Life High Yield Series S Class	03	2002	10.000	10.499	0

MFS/Sun Life High Yield Series S Class	04	2005	13.331	13.304	72,907
MFS/Sun Life High Yield Series S Class	04	2004	12.451	13.331	97,254
MFS/Sun Life High Yield Series S Class	04	2003	10.493	12.451	54,640
MFS/Sun Life High Yield Series S Class	04	2002	10.000	10.493	17,616

MFS/Sun Life High Yield Series S Class	05	2005	13.315	13.281	2,943
MFS/Sun Life High Yield Series S Class	05	2004	12.442	13.315	2,943
MFS/Sun Life High Yield Series S Class	05	2003	10.491	12.442	7,762
MFS/Sun Life High Yield Series S Class	05	2002	10.000	10.491	0

MFS/Sun Life High Yield Series S Class	06	2005	13.266	13.212	8,014
MFS/Sun Life High Yield Series S Class	06	2004	12.415	13.266	8,643
MFS/Sun Life High Yield Series S Class	06	2003	10.484	12.415	5,010
MFS/Sun Life High Yield Series S Class	06	2002	10.000	10.484	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	13.292	13.609	34,190
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	12.365	13.292	42,380
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.240	12.365	18,285
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.000	10.240	318

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	13.227	13.515	68,884
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	12.330	13.227	38,343
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.231	12.330	31,581
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.000	10.231	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	13.211	13.492	5,274
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	12.321	13.211	6,995
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.229	12.321	3,438
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.000	10.229	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	13.162	13.422	39,021
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	12.295	13.162	36,051
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.223	12.295	41,203
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.000	10.223	1,007

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	13.146	13.398	3,192
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	12.286	13.146	3,192
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.221	12.286	9,930
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.000	10.221	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	13.097	13.329	3,257
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	12.259	13.097	3,257
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	10.214	12.259	3,258
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.000	10.214	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	13.801	14.574	46,620
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	12.566	13.801	18,919
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	10.439	12.566	22,859
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	10.000	10.439	12,683

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	13.734	14.473	129,407
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	12.530	13.734	24,113
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	10.431	12.530	20,367
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	10.000	10.431	600

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	13.717	14.448	1,865
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	12.521	13.717	132
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	10.428	12.521	132
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	10.000	10.428	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	13.667	14.373	35,677
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	12.494	13.667	11,814
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	10.422	12.494	16,075
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	10.000	10.422	7,502

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	13.650	14.348	605
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	12.485	13.650	605
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	10.420	12.485	605
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	10.000	10.420	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	13.599	14.273	547
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	12.458	13.599	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	10.413	12.458	5,012
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	10.000	10.413	0

MFS/Sun Life Mid Cap Growth Series S Class	01	2005	16.161	16.329	5,132
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	14.386	16.161	6,139
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	10.657	14.386	5,933
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	10.000	10.657	630

MFS/Sun Life Mid Cap Growth Series S Class	02	2005	16.082	16.216	20,353
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	14.345	16.082	24,160
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	10.648	14.345	20,865
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	10.000	10.648	292

MFS/Sun Life Mid Cap Growth Series S Class	03	2005	16.062	16.188	1,714
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	14.335	16.062	1,675
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	10.646	14.335	1,415
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	10.000	10.646	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2005	16.003	16.103	6,689
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	14.304	16.003	7,717
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	10.639	14.304	7,698
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	10.000	10.639	3,306

MFS/Sun Life Mid Cap Growth Series S Class	05	2005	15.984	16.076	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	14.294	15.984	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	10.637	14.294	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2002	10.000	10.637	0

MFS/Sun Life Mid Cap Growth Series S Class	06	2005	15.925	15.992	0
MFS/Sun Life Mid Cap Growth Series S Class	06	2004	14.263	15.925	0
MFS/Sun Life Mid Cap Growth Series S Class	06	2003	10.630	14.263	0
MFS/Sun Life Mid Cap Growth Series S Class	06	2002	10.000	10.630	0

MFS/Sun Life Mid Cap Value Series S Class	01	2005	16.100	16.999	2,505
MFS/Sun Life Mid Cap Value Series S Class	01	2004	13.453	16.100	3,097
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.376	13.453	3,152
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.000	10.376	0

MFS/Sun Life Mid Cap Value Series S Class	02	2005	16.022	16.882	17,112
MFS/Sun Life Mid Cap Value Series S Class	02	2004	13.415	16.022	18,128
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.367	13.415	21,086
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.000	10.367	0

MFS/Sun Life Mid Cap Value Series S Class	03	2005	16.002	16.852	0
MFS/Sun Life Mid Cap Value Series S Class	03	2004	13.405	16.002	74
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.365	13.405	41
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.000	10.365	0

MFS/Sun Life Mid Cap Value Series S Class	04	2005	15.943	16.765	4,432
MFS/Sun Life Mid Cap Value Series S Class	04	2004	13.376	15.943	3,011
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.358	13.376	1,554
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.000	10.358	0

MFS/Sun Life Mid Cap Value Series S Class	05	2005	15.924	16.736	0
MFS/Sun Life Mid Cap Value Series S Class	05	2004	13.367	15.924	0
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.356	13.367	0
MFS/Sun Life Mid Cap Value Series S Class	05	2002	10.000	10.356	0

MFS/Sun Life Mid Cap Value Series S Class	06	2005	15.865	16.648	415
MFS/Sun Life Mid Cap Value Series S Class	06	2004	13.338	15.865	415
MFS/Sun Life Mid Cap Value Series S Class	06	2003	10.350	13.338	0
MFS/Sun Life Mid Cap Value Series S Class	06	2002	10.000	10.350	0

MFS/Sun Life Money Market Series S Class	01	2005	9.723	9.793	219,956
MFS/Sun Life Money Market Series S Class	01	2004	9.835	9.723	208,258
MFS/Sun Life Money Market Series S Class	01	2003	9.967	9.835	84,153
MFS/Sun Life Money Market Series S Class	01	2002	10.000	9.967	142,702

MFS/Sun Life Money Market Series S Class	02	2005	9.675	9.726	379,920
MFS/Sun Life Money Market Series S Class	02	2004	9.807	9.675	248,174
MFS/Sun Life Money Market Series S Class	02	2003	9.959	9.807	164,065
MFS/Sun Life Money Market Series S Class	02	2002	10.000	9.959	4,601

MFS/Sun Life Money Market Series S Class	03	2005	9.663	9.709	0
MFS/Sun Life Money Market Series S Class	03	2004	9.800	9.663	0
MFS/Sun Life Money Market Series S Class	03	2003	9.957	9.800	0
MFS/Sun Life Money Market Series S Class	03	2002	10.000	9.957	0

MFS/Sun Life Money Market Series S Class	04	2005	9.628	9.658	28,043
MFS/Sun Life Money Market Series S Class	04	2004	9.779	9.628	9,877
MFS/Sun Life Money Market Series S Class	04	2003	9.951	9.779	34,008
MFS/Sun Life Money Market Series S Class	04	2002	10.000	9.951	5,818

MFS/Sun Life Money Market Series S Class	05	2005	9.616	9.642	0
MFS/Sun Life Money Market Series S Class	05	2004	9.772	9.616	0
MFS/Sun Life Money Market Series S Class	05	2003	9.949	9.772	0
MFS/Sun Life Money Market Series S Class	05	2002	10.000	9.949	0

MFS/Sun Life Money Market Series S Class	06	2005	9.580	9.591	808
MFS/Sun Life Money Market Series S Class	06	2004	9.751	9.580	653
MFS/Sun Life Money Market Series S Class	06	2003	9.943	9.751	0
MFS/Sun Life Money Market Series S Class	06	2002	10.000	9.943	0

MFS/Sun Life New Discovery Series S Class	01	2005	14.383	14.840	24,170
MFS/Sun Life New Discovery Series S Class	01	2004	13.647	14.383	14,335
MFS/Sun Life New Discovery Series S Class	01	2003	10.283	13.647	6,783
MFS/Sun Life New Discovery Series S Class	01	2002	10.000	10.283	377

MFS/Sun Life New Discovery Series S Class	02	2005	14.313	14.737	63,637
MFS/Sun Life New Discovery Series S Class	02	2004	13.609	14.313	31,491
MFS/Sun Life New Discovery Series S Class	02	2003	10.274	13.609	4,144
MFS/Sun Life New Discovery Series S Class	02	2002	10.000	10.274	305

MFS/Sun Life New Discovery Series S Class	03	2005	14.295	14.712	161
MFS/Sun Life New Discovery Series S Class	03	2004	13.599	14.295	764
MFS/Sun Life New Discovery Series S Class	03	2003	10.272	13.599	161
MFS/Sun Life New Discovery Series S Class	03	2002	10.000	10.272	0

MFS/Sun Life New Discovery Series S Class	04	2005	14.242	14.635	18,321
MFS/Sun Life New Discovery Series S Class	04	2004	13.570	14.242	8,813
MFS/Sun Life New Discovery Series S Class	04	2003	10.266	13.570	1,342
MFS/Sun Life New Discovery Series S Class	04	2002	10.000	10.266	0

MFS/Sun Life New Discovery Series S Class	05	2005	14.225	14.610	738
MFS/Sun Life New Discovery Series S Class	05	2004	13.560	14.225	738
MFS/Sun Life New Discovery Series S Class	05	2003	10.264	13.560	738
MFS/Sun Life New Discovery Series S Class	05	2002	10.000	10.264	0

MFS/Sun Life New Discovery Series S Class	06	2005	14.172	14.534	243
MFS/Sun Life New Discovery Series S Class	06	2004	13.531	14.172	232
MFS/Sun Life New Discovery Series S Class	06	2003	10.257	13.531	0
MFS/Sun Life New Discovery Series S Class	06	2002	10.000	10.257	0

MFS/Sun Life Research International Series S Class	01	2005	15.765	18.007	33,687
MFS/Sun Life Research International Series S Class	01	2004	13.259	15.765	33,061
MFS/Sun Life Research International Series S Class	01	2003	10.110	13.259	27,518
MFS/Sun Life Research International Series S Class	01	2002	10.000	10.110	49,179

MFS/Sun Life Research International Series S Class	02	2005	15.687	17.882	45,265
MFS/Sun Life Research International Series S Class	02	2004	13.221	15.687	24,730
MFS/Sun Life Research International Series S Class	02	2003	10.102	13.221	11,220
MFS/Sun Life Research International Series S Class	02	2002	10.000	10.102	329

MFS/Sun Life Research International Series S Class	03	2005	15.668	17.851	7,304
MFS/Sun Life Research International Series S Class	03	2004	13.211	15.668	4,546
MFS/Sun Life Research International Series S Class	03	2003	10.100	13.211	2,670
MFS/Sun Life Research International Series S Class	03	2002	10.000	10.100	0

MFS/Sun Life Research International Series S Class	04	2005	15.610	17.758	40,584
MFS/Sun Life Research International Series S Class	04	2004	13.183	15.610	33,639
MFS/Sun Life Research International Series S Class	04	2003	10.094	13.183	18,443
MFS/Sun Life Research International Series S Class	04	2002	10.000	10.094	1,968

MFS/Sun Life Research International Series S Class	05	2005	15.591	17.728	941
MFS/Sun Life Research International Series S Class	05	2004	13.174	15.591	941
MFS/Sun Life Research International Series S Class	05	2003	10.092	13.174	0
MFS/Sun Life Research International Series S Class	05	2002	10.000	10.092	0

MFS/Sun Life Research International Series S Class	06	2005	15.534	17.635	0
MFS/Sun Life Research International Series S Class	06	2004	13.145	15.534	0
MFS/Sun Life Research International Series S Class	06	2003	10.085	13.145	0
MFS/Sun Life Research International Series S Class	06	2002	10.000	10.085	0

MFS/Sun Life Research Series S Class	01	2005	14.528	15.382	11,226
MFS/Sun Life Research Series S Class	01	2004	12.792	14.528	9,552
MFS/Sun Life Research Series S Class	01	2003	10.409	12.792	7,237
MFS/Sun Life Research Series S Class	01	2002	10.000	10.409	0

MFS/Sun Life Research Series S Class	02	2005	14.457	15.276	12,489
MFS/Sun Life Research Series S Class	02	2004	12.755	14.457	10,214
MFS/Sun Life Research Series S Class	02	2003	10.401	12.755	3,475
MFS/Sun Life Research Series S Class	02	2002	10.000	10.401	0

MFS/Sun Life Research Series S Class	03	2005	14.439	15.250	265
MFS/Sun Life Research Series S Class	03	2004	12.746	14.439	265
MFS/Sun Life Research Series S Class	03	2003	10.399	12.746	266
MFS/Sun Life Research Series S Class	03	2002	10.000	10.399	0

MFS/Sun Life Research Series S Class	04	2005	14.386	15.170	14,227
MFS/Sun Life Research Series S Class	04	2004	12.719	14.386	9,226
MFS/Sun Life Research Series S Class	04	2003	10.392	12.719	10,236
MFS/Sun Life Research Series S Class	04	2002	10.000	10.392	0

MFS/Sun Life Research Series S Class	05	2005	14.368	15.144	4,638
MFS/Sun Life Research Series S Class	05	2004	12.710	14.368	4,638
MFS/Sun Life Research Series S Class	05	2003	10.390	12.710	4,724
MFS/Sun Life Research Series S Class	05	2002	10.000	10.390	0

MFS/Sun Life Research Series S Class	06	2005	14.315	15.065	0
MFS/Sun Life Research Series S Class	06	2004	12.682	14.315	0
MFS/Sun Life Research Series S Class	06	2003	10.384	12.682	0
MFS/Sun Life Research Series S Class	06	2002	10.000	10.384	0

MFS/Sun Life Strategic Growth Series S Class	01	2005	14.546	14.467	13,906
MFS/Sun Life Strategic Growth Series S Class	01	2004	13.885	14.546	12,622
MFS/Sun Life Strategic Growth Series S Class	01	2003	11.118	13.885	11,395
MFS/Sun Life Strategic Growth Series S Class	01	2002	10.000	11.118	1,091

MFS/Sun Life Strategic Growth Series S Class	02	2005	14.475	14.367	40,800
MFS/Sun Life Strategic Growth Series S Class	02	2004	13.845	14.475	34,060
MFS/Sun Life Strategic Growth Series S Class	02	2003	11.108	13.845	26,490
MFS/Sun Life Strategic Growth Series S Class	02	2002	10.000	11.108	0

MFS/Sun Life Strategic Growth Series S Class	03	2005	14.458	14.343	0
MFS/Sun Life Strategic Growth Series S Class	03	2004	13.835	14.458	2,762
MFS/Sun Life Strategic Growth Series S Class	03	2003	11.106	13.835	57
MFS/Sun Life Strategic Growth Series S Class	03	2002	10.000	11.106	0

MFS/Sun Life Strategic Growth Series S Class	04	2005	14.404	14.268	14,052
MFS/Sun Life Strategic Growth Series S Class	04	2004	13.805	14.404	17,148
MFS/Sun Life Strategic Growth Series S Class	04	2003	11.099	13.805	11,159
MFS/Sun Life Strategic Growth Series S Class	04	2002	10.000	11.099	0

MFS/Sun Life Strategic Growth Series S Class	05	2005	14.387	14.243	0
MFS/Sun Life Strategic Growth Series S Class	05	2004	13.796	14.387	0
MFS/Sun Life Strategic Growth Series S Class	05	2003	11.097	13.796	0
MFS/Sun Life Strategic Growth Series S Class	05	2002	10.000	11.097	0

MFS/Sun Life Strategic Growth Series S Class	06	2005	14.334	14.169	0
MFS/Sun Life Strategic Growth Series S Class	06	2004	13.766	14.334	0
MFS/Sun Life Strategic Growth Series S Class	06	2003	11.090	13.766	0
MFS/Sun Life Strategic Growth Series S Class	06	2002	10.000	11.090	0

MFS/Sun Life Strategic Income Series S Class	01	2005	12.233	12.219	12,424
MFS/Sun Life Strategic Income Series S Class	01	2004	11.541	12.233	20,037
MFS/Sun Life Strategic Income Series S Class	01	2003	10.438	11.541	37,633
MFS/Sun Life Strategic Income Series S Class	01	2002	10.000	10.438	0

MFS/Sun Life Strategic Income Series S Class	02	2005	12.173	12.134	2,077
MFS/Sun Life Strategic Income Series S Class	02	2004	11.508	12.173	31,294
MFS/Sun Life Strategic Income Series S Class	02	2003	10.430	11.508	22,435
MFS/Sun Life Strategic Income Series S Class	02	2002	10.000	10.430	2,939

MFS/Sun Life Strategic Income Series S Class	03	2005	12.158	12.113	0
MFS/Sun Life Strategic Income Series S Class	03	2004	11.500	12.158	0
MFS/Sun Life Strategic Income Series S Class	03	2003	10.428	11.500	0
MFS/Sun Life Strategic Income Series S Class	03	2002	10.000	10.428	0

MFS/Sun Life Strategic Income Series S Class	04	2005	12.113	12.050	1,900
MFS/Sun Life Strategic Income Series S Class	04	2004	11.475	12.113	2,271
MFS/Sun Life Strategic Income Series S Class	04	2003	10.421	11.475	3,185
MFS/Sun Life Strategic Income Series S Class	04	2002	10.000	10.421	0

MFS/Sun Life Strategic Income Series S Class	05	2005	12.098	12.029	0
MFS/Sun Life Strategic Income Series S Class	05	2004	11.467	12.098	0
MFS/Sun Life Strategic Income Series S Class	05	2003	10.419	11.467	0
MFS/Sun Life Strategic Income Series S Class	05	2002	10.000	10.419	0

MFS/Sun Life Strategic Income Series S Class	06	2005	12.054	11.967	487
MFS/Sun Life Strategic Income Series S Class	06	2004	11.442	12.054	488
MFS/Sun Life Strategic Income Series S Class	06	2003	10.413	11.442	0
MFS/Sun Life Strategic Income Series S Class	06	2002	10.000	10.413	0

MFS/Sun Life Strategic Value Series S Class	01	2005	15.706	15.328	574
MFS/Sun Life Strategic Value Series S Class	01	2004	13.567	15.706	575
MFS/Sun Life Strategic Value Series S Class	01	2003	10.866	13.567	0
MFS/Sun Life Strategic Value Series S Class	01	2002	10.000	10.866	0

MFS/Sun Life Strategic Value Series S Class	02	2005	15.629	15.222	19,003
MFS/Sun Life Strategic Value Series S Class	02	2004	13.528	15.629	20,851
MFS/Sun Life Strategic Value Series S Class	02	2003	10.857	13.528	15,722
MFS/Sun Life Strategic Value Series S Class	02	2002	10.000	10.857	1,242

MFS/Sun Life Strategic Value Series S Class	03	2005	15.609	15.196	2,559
MFS/Sun Life Strategic Value Series S Class	03	2004	13.519	15.609	1,961
MFS/Sun Life Strategic Value Series S Class	03	2003	10.855	13.519	1,679
MFS/Sun Life Strategic Value Series S Class	03	2002	10.000	10.855	0

MFS/Sun Life Strategic Value Series S Class	04	2005	15.552	15.117	8,940
MFS/Sun Life Strategic Value Series S Class	04	2004	13.489	15.552	12,935
MFS/Sun Life Strategic Value Series S Class	04	2003	10.848	13.489	13,935
MFS/Sun Life Strategic Value Series S Class	04	2002	10.000	10.848	4,142

MFS/Sun Life Strategic Value Series S Class	05	2005	15.533	15.090	627
MFS/Sun Life Strategic Value Series S Class	05	2004	13.480	15.533	627
MFS/Sun Life Strategic Value Series S Class	05	2003	10.846	13.480	3,605
MFS/Sun Life Strategic Value Series S Class	05	2002	10.000	10.846	0

MFS/Sun Life Strategic Value Series S Class	06	2005	15.476	15.012	244
MFS/Sun Life Strategic Value Series S Class	06	2004	13.451	15.476	244
MFS/Sun Life Strategic Value Series S Class	06	2003	10.839	13.451	244
MFS/Sun Life Strategic Value Series S Class	06	2002	10.000	10.839	0

MFS/Sun Life Total Return Series S Class	01	2005	13.193	13.334	472,908
MFS/Sun Life Total Return Series S Class	01	2004	12.076	13.193	377,859
MFS/Sun Life Total Return Series S Class	01	2003	10.514	12.076	118,679
MFS/Sun Life Total Return Series S Class	01	2002	10.000	10.514	17,815

MFS/Sun Life Total Return Series S Class	02	2005	13.128	13.241	615,097
MFS/Sun Life Total Return Series S Class	02	2004	12.041	13.128	422,263
MFS/Sun Life Total Return Series S Class	02	2003	10.506	12.041	166,941
MFS/Sun Life Total Return Series S Class	02	2002	10.000	10.506	3,901

MFS/Sun Life Total Return Series S Class	03	2005	13.112	13.218	2,058
MFS/Sun Life Total Return Series S Class	03	2004	12.032	13.112	6,535
MFS/Sun Life Total Return Series S Class	03	2003	10.504	12.032	3,437
MFS/Sun Life Total Return Series S Class	03	2002	10.000	10.504	0

MFS/Sun Life Total Return Series S Class	04	2005	13.064	13.150	178,375
MFS/Sun Life Total Return Series S Class	04	2004	12.007	13.064	114,522
MFS/Sun Life Total Return Series S Class	04	2003	10.497	12.007	32,114
MFS/Sun Life Total Return Series S Class	04	2002	10.000	10.497	7,446

MFS/Sun Life Total Return Series S Class	05	2005	13.048	13.127	1,875
MFS/Sun Life Total Return Series S Class	05	2004	11.998	13.048	1,875
MFS/Sun Life Total Return Series S Class	05	2003	10.495	11.998	1,926
MFS/Sun Life Total Return Series S Class	05	2002	10.000	10.495	0

MFS/Sun Life Total Return Series S Class	06	2005	12.999	13.058	15,047
MFS/Sun Life Total Return Series S Class	06	2004	11.972	12.999	12,429
MFS/Sun Life Total Return Series S Class	06	2003	10.488	11.972	10,420
MFS/Sun Life Total Return Series S Class	06	2002	10.000	10.488	561

MFS/Sun Life Utilities Series S Class	01	2005	18.916	21.751	25,453
MFS/Sun Life Utilities Series S Class	01	2004	14.801	18.916	8,515
MFS/Sun Life Utilities Series S Class	01	2003	11.069	14.801	3,166
MFS/Sun Life Utilities Series S Class	01	2002	10.000	11.069	0

MFS/Sun Life Utilities Series S Class	02	2005	18.823	21.601	13,330
MFS/Sun Life Utilities Series S Class	02	2004	14.759	18.823	8,211
MFS/Sun Life Utilities Series S Class	02	2003	11.060	14.759	5,452
MFS/Sun Life Utilities Series S Class	02	2002	10.000	11.060	0

MFS/Sun Life Utilities Series S Class	03	2005	18.800	21.564	1,026
MFS/Sun Life Utilities Series S Class	03	2004	14.748	18.800	0
MFS/Sun Life Utilities Series S Class	03	2003	11.057	14.748	0
MFS/Sun Life Utilities Series S Class	03	2002	10.000	11.057	0

MFS/Sun Life Utilities Series S Class	04	2005	18.731	21.451	6,985
MFS/Sun Life Utilities Series S Class	04	2004	14.717	18.731	1,207
MFS/Sun Life Utilities Series S Class	04	2003	11.051	14.717	1,707
MFS/Sun Life Utilities Series S Class	04	2002	10.000	11.051	0

MFS/Sun Life Utilities Series S Class	05	2005	18.708	21.414	0
MFS/Sun Life Utilities Series S Class	05	2004	14.706	18.708	0
MFS/Sun Life Utilities Series S Class	05	2003	11.048	14.706	0
MFS/Sun Life Utilities Series S Class	05	2002	10.000	11.048	0

MFS/Sun Life Utilities Series S Class	06	2005	18.639	21.303	55
MFS/Sun Life Utilities Series S Class	06	2004	14.674	18.639	0
MFS/Sun Life Utilities Series S Class	06	2003	11.041	14.674	0
MFS/Sun Life Utilities Series S Class	06	2002	10.000	11.041	0

MFS/Sun Life Value Series S Class	01	2005	14.566	15.227	51,348
MFS/Sun Life Value Series S Class	01	2004	12.865	14.566	39,154
MFS/Sun Life Value Series S Class	01	2003	10.463	12.865	19,225
MFS/Sun Life Value Series S Class	01	2002	10.000	10.463	281

MFS/Sun Life Value Series S Class	02	2005	14.495	15.122	43,102
MFS/Sun Life Value Series S Class	02	2004	12.829	14.495	26,787
MFS/Sun Life Value Series S Class	02	2003	10.454	12.829	14,312
MFS/Sun Life Value Series S Class	02	2002	10.000	10.454	259

MFS/Sun Life Value Series S Class	03	2005	14.477	15.096	1,520
MFS/Sun Life Value Series S Class	03	2004	12.819	14.477	2,122
MFS/Sun Life Value Series S Class	03	2003	10.452	12.819	1,117
MFS/Sun Life Value Series S Class	03	2002	10.000	10.452	0

MFS/Sun Life Value Series S Class	04	2005	14.424	15.017	53,803
MFS/Sun Life Value Series S Class	04	2004	12.792	14.424	50,432
MFS/Sun Life Value Series S Class	04	2003	10.446	12.792	32,084
MFS/Sun Life Value Series S Class	04	2002	10.000	10.446	4,334

MFS/Sun Life Value Series S Class	05	2005	14.406	14.991	0
MFS/Sun Life Value Series S Class	05	2004	12.783	14.406	0
MFS/Sun Life Value Series S Class	05	2003	10.443	12.783	3,611
MFS/Sun Life Value Series S Class	05	2002	10.000	10.443	0

MFS/Sun Life Value Series S Class	06	2005	14.353	14.913	2,320
MFS/Sun Life Value Series S Class	06	2004	12.755	14.353	2,241
MFS/Sun Life Value Series S Class	06	2003	10.437	12.755	2,241
MFS/Sun Life Value Series S Class	06	2002	10.000	10.437	0

Mutual Shares Securities Fund	01	2005	13.801	14.999	100,866
Mutual Shares Securities Fund	01	2004	12.466	13.801	81,910
Mutual Shares Securities Fund	01	2003	10.133	12.466	8,458
Mutual Shares Securities Fund	01	2002	10.000	10.133	2,060

Mutual Shares Securities Fund	02	2005	13.734	14.896	130,704
Mutual Shares Securities Fund	02	2004	12.430	13.734	85,179
Mutual Shares Securities Fund	02	2003	10.125	12.430	23,499
Mutual Shares Securities Fund	02	2002	10.000	10.125	0

Mutual Shares Securities Fund	03	2005	13.717	14.870	2,704
Mutual Shares Securities Fund	03	2004	12.421	13.717	0
Mutual Shares Securities Fund	03	2003	10.123	12.421	0
Mutual Shares Securities Fund	03	2002	10.000	10.123	0

Mutual Shares Securities Fund	04	2005	13.666	14.792	93,831
Mutual Shares Securities Fund	04	2004	12.395	13.666	42,750
Mutual Shares Securities Fund	04	2003	10.116	12.395	14,403
Mutual Shares Securities Fund	04	2002	10.000	10.116	1,833

Mutual Shares Securities Fund	05	2005	13.650	14.767	2,375
Mutual Shares Securities Fund	05	2004	12.386	13.650	2,375
Mutual Shares Securities Fund	05	2003	10.114	12.386	2,418
Mutual Shares Securities Fund	05	2002	10.000	10.114	0

Mutual Shares Securities Fund	06	2005	13.599	14.690	7,164
Mutual Shares Securities Fund	06	2004	12.359	13.599	4,769
Mutual Shares Securities Fund	06	2003	10.108	12.359	0
Mutual Shares Securities Fund	06	2002	10.000	10.108	0

Oppenheimer Capital Appreciation Fund/VA	01	2005	14.573	15.023	34,941
Oppenheimer Capital Appreciation Fund/VA	01	2004	13.906	14.573	43,121
Oppenheimer Capital Appreciation Fund/VA	01	2003	10.824	13.906	24,378
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.000	10.824	0

Oppenheimer Capital Appreciation Fund/VA	02	2005	14.502	14.919	70,337
Oppenheimer Capital Appreciation Fund/VA	02	2004	13.866	14.502	65,098
Oppenheimer Capital Appreciation Fund/VA	02	2003	10.815	13.866	32,421
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.000	10.815	619

Oppenheimer Capital Appreciation Fund/VA	03	2005	14.484	14.893	2,407
Oppenheimer Capital Appreciation Fund/VA	03	2004	13.856	14.484	2,626
Oppenheimer Capital Appreciation Fund/VA	03	2003	10.813	13.856	38
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.000	10.813	0

Oppenheimer Capital Appreciation Fund/VA	04	2005	14.431	14.815	26,718
Oppenheimer Capital Appreciation Fund/VA	04	2004	13.826	14.431	20,131
Oppenheimer Capital Appreciation Fund/VA	04	2003	10.806	13.826	3,866
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.000	10.806	0

Oppenheimer Capital Appreciation Fund/VA	05	2005	14.413	14.790	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	13.816	14.413	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	10.804	13.816	0
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.000	10.804	0

Oppenheimer Capital Appreciation Fund/VA	06	2005	14.360	14.713	2,291
Oppenheimer Capital Appreciation Fund/VA	06	2004	13.787	14.360	2,293
Oppenheimer Capital Appreciation Fund/VA	06	2003	10.797	13.787	0
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.000	10.797	0

Oppenheimer Global Securities Fund	01	2005	12.257	13.744	24,123
Oppenheimer Global Securities Fund	01	2004	10.489	12.257	6,316
Oppenheimer Global Securities Fund	01	2003	10.000	10.489	0

Oppenheimer Global Securities Fund	02	2005	12.231	13.686	44,834
Oppenheimer Global Securities Fund	02	2004	10.488	12.231	9,872
Oppenheimer Global Securities Fund	02	2003	10.000	10.488	0

Oppenheimer Global Securities Fund	03	2005	12.224	13.672	0
Oppenheimer Global Securities Fund	03	2004	10.488	12.224	0
Oppenheimer Global Securities Fund	03	2003	10.000	10.488	0

Oppenheimer Global Securities Fund	04	2005	12.204	13.628	14,686
Oppenheimer Global Securities Fund	04	2004	10.487	12.204	11,586
Oppenheimer Global Securities Fund	04	2003	10.000	10.487	0

Oppenheimer Global Securities Fund	05	2005	12.197	13.614	0
Oppenheimer Global Securities Fund	05	2004	10.486	12.197	0
Oppenheimer Global Securities Fund	05	2003	10.000	10.486	0

Oppenheimer Global Securities Fund	06	2005	12.177	13.571	784
Oppenheimer Global Securities Fund	06	2004	10.485	12.177	664
Oppenheimer Global Securities Fund	06	2003	10.000	10.485	0

Oppenheimer Main St. Fund/VA	01	2005	13.517	14.050	94,763
Oppenheimer Main St. Fund/VA	01	2004	12.599	13.517	55,706
Oppenheimer Main St. Fund/VA	01	2003	10.137	12.599	10,585
Oppenheimer Main St. Fund/VA	01	2002	10.000	10.137	0

Oppenheimer Main St. Fund/VA	02	2005	13.451	13.953	261,446
Oppenheimer Main St. Fund/VA	02	2004	12.563	13.451	124,534
Oppenheimer Main St. Fund/VA	02	2003	10.128	12.563	21,636
Oppenheimer Main St. Fund/VA	02	2002	10.000	10.128	263

Oppenheimer Main St. Fund/VA	03	2005	13.434	13.929	0
Oppenheimer Main St. Fund/VA	03	2004	12.554	13.434	2,248
Oppenheimer Main St. Fund/VA	03	2003	10.126	12.554	0
Oppenheimer Main St. Fund/VA	03	2002	10.000	10.126	0

Oppenheimer Main St. Fund/VA	04	2005	13.385	13.857	63,687
Oppenheimer Main St. Fund/VA	04	2004	12.527	13.385	17,991
Oppenheimer Main St. Fund/VA	04	2003	10.120	12.527	850
Oppenheimer Main St. Fund/VA	04	2002	10.000	10.120	0

Oppenheimer Main St. Fund/VA	05	2005	13.368	13.833	0
Oppenheimer Main St. Fund/VA	05	2004	12.518	13.368	0
Oppenheimer Main St. Fund/VA	05	2003	10.118	12.518	0
Oppenheimer Main St. Fund/VA	05	2002	10.000	10.118	0

Oppenheimer Main St. Fund/VA	06	2005	13.319	13.760	1,237
Oppenheimer Main St. Fund/VA	06	2004	12.491	13.319	1,265
Oppenheimer Main St. Fund/VA	06	2003	10.111	12.491	0
Oppenheimer Main St. Fund/VA	06	2002	10.000	10.111	0

Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.803	18.123	16,837
Oppenheimer Main St. Small Cap Fund/VA	01	2004	14.344	16.803	20,181
Oppenheimer Main St. Small Cap Fund/VA	01	2003	10.116	14.344	10,139
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.000	10.116	0

Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.721	17.998	21,898
Oppenheimer Main St. Small Cap Fund/VA	02	2004	14.303	16.721	16,558
Oppenheimer Main St. Small Cap Fund/VA	02	2003	10.107	14.303	8,366
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.000	10.107	506

Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.701	17.967	4
Oppenheimer Main St. Small Cap Fund/VA	03	2004	14.292	16.701	1,387
Oppenheimer Main St. Small Cap Fund/VA	03	2003	10.105	14.292	0
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.000	10.105	0

Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.639	17.873	30,809
Oppenheimer Main St. Small Cap Fund/VA	04	2004	14.262	16.639	30,297
Oppenheimer Main St. Small Cap Fund/VA	04	2003	10.099	14.262	18,695
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.000	10.099	4,603

Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.619	17.843	2,437
Oppenheimer Main St. Small Cap Fund/VA	05	2004	14.251	16.619	2,437
Oppenheimer Main St. Small Cap Fund/VA	05	2003	10.097	14.251	4,156
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.000	10.097	0

Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.558	17.750	646
Oppenheimer Main St. Small Cap Fund/VA	06	2004	14.221	16.558	646
Oppenheimer Main St. Small Cap Fund/VA	06	2003	10.091	14.221	0
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.000	10.091	0

PIMCO Emerging Markets Bond Portfolio	01	2005	16.578	18.055	15,843
PIMCO Emerging Markets Bond Portfolio	01	2004	15.042	16.578	3,677
PIMCO Emerging Markets Bond Portfolio	01	2003	10.000	15.042	0

PIMCO Emerging Markets Bond Portfolio	02	2005	16.502	17.936	6,638
PIMCO Emerging Markets Bond Portfolio	02	2004	15.004	16.502	1,167
PIMCO Emerging Markets Bond Portfolio	02	2003	10.000	15.004	0

PIMCO Emerging Markets Bond Portfolio	03	2005	16.483	17.906	1,904
PIMCO Emerging Markets Bond Portfolio	03	2004	14.994	16.483	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.000	14.994	0

PIMCO Emerging Markets Bond Portfolio	04	2005	16.427	17.817	12,930
PIMCO Emerging Markets Bond Portfolio	04	2004	14.966	16.427	3,954
PIMCO Emerging Markets Bond Portfolio	04	2003	10.000	14.966	0

PIMCO Emerging Markets Bond Portfolio	05	2005	16.408	17.787	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.956	16.408	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.000	14.956	0

PIMCO Emerging Markets Bond Portfolio	06	2005	16.351	17.699	0
PIMCO Emerging Markets Bond Portfolio	06	2004	14.927	16.351	0
PIMCO Emerging Markets Bond Portfolio	06	2003	10.000	14.927	0

PIMCO Low Duration Portfolio	01	2005	10.018	9.948	258,763
PIMCO Low Duration Portfolio	01	2004	10.007	10.018	179,010
PIMCO Low Duration Portfolio	01	2003	10.000	10.007	0

PIMCO Low Duration Portfolio	02	2005	9.997	9.907	439,272
PIMCO Low Duration Portfolio	02	2004	10.006	9.997	289,746
PIMCO Low Duration Portfolio	02	2003	10.000	10.006	0

PIMCO Low Duration Portfolio	03	2005	9.991	9.896	4,273
PIMCO Low Duration Portfolio	03	2004	10.005	9.991	1,412
PIMCO Low Duration Portfolio	03	2003	10.000	10.005	0

PIMCO Low Duration Portfolio	04	2005	9.975	9.865	109,806
PIMCO Low Duration Portfolio	04	2004	10.004	9.975	46,420
PIMCO Low Duration Portfolio	04	2003	10.000	10.004	0

PIMCO Low Duration Portfolio	05	2005	9.970	9.855	0
PIMCO Low Duration Portfolio	05	2004	10.004	9.970	0
PIMCO Low Duration Portfolio	05	2003	10.000	10.004	0

PIMCO Low Duration Portfolio	06	2005	9.953	9.823	9,913
PIMCO Low Duration Portfolio	06	2004	10.003	9.953	9,752
PIMCO Low Duration Portfolio	06	2003	10.000	10.003	0

PIMCO Real Return Portfolio	01	2005	12.069	12.113	127,874
PIMCO Real Return Portfolio	01	2004	11.272	12.069	65,798
PIMCO Real Return Portfolio	01	2003	10.535	11.272	22,479
PIMCO Real Return Portfolio	01	2002	10.000	10.535	63

PIMCO Real Return Portfolio	02	2005	12.009	12.029	150,407
PIMCO Real Return Portfolio	02	2004	11.240	12.009	95,540
PIMCO Real Return Portfolio	02	2003	10.526	11.240	69,927
PIMCO Real Return Portfolio	02	2002	10.000	10.526	8,541

PIMCO Real Return Portfolio	03	2005	11.995	12.008	2,419
PIMCO Real Return Portfolio	03	2004	11.232	11.995	6,998
PIMCO Real Return Portfolio	03	2003	10.524	11.232	306
PIMCO Real Return Portfolio	03	2002	10.000	10.524	0

PIMCO Real Return Portfolio	04	2005	11.951	11.946	187,202
PIMCO Real Return Portfolio	04	2004	11.208	11.951	123,730
PIMCO Real Return Portfolio	04	2003	10.517	11.208	40,013
PIMCO Real Return Portfolio	04	2002	10.000	10.517	4,358

PIMCO Real Return Portfolio	05	2005	11.936	11.925	2,678
PIMCO Real Return Portfolio	05	2004	11.200	11.936	3,334
PIMCO Real Return Portfolio	05	2003	10.515	11.200	3,998
PIMCO Real Return Portfolio	05	2002	10.000	10.515	0

PIMCO Real Return Portfolio	06	2005	11.892	11.863	12,148
PIMCO Real Return Portfolio	06	2004	11.176	11.892	11,934
PIMCO Real Return Portfolio	06	2003	10.508	11.176	2,281
PIMCO Real Return Portfolio	06	2002	10.000	10.508	0

PIMCO Total Return Portfolio	01	2005	11.053	11.132	147,843
PIMCO Total Return Portfolio	01	2004	10.720	11.053	109,848
PIMCO Total Return Portfolio	01	2003	10.382	10.720	60,384
PIMCO Total Return Portfolio	01	2002	10.000	10.382	1,286

PIMCO Total Return Portfolio	02	2005	10.999	11.055	269,419
PIMCO Total Return Portfolio	02	2004	10.690	10.999	173,903
PIMCO Total Return Portfolio	02	2003	10.373	10.690	112,824
PIMCO Total Return Portfolio	02	2002	10.000	10.373	7,458

PIMCO Total Return Portfolio	03	2005	10.985	11.036	3,451
PIMCO Total Return Portfolio	03	2004	10.682	10.985	7,074
PIMCO Total Return Portfolio	03	2003	10.371	10.682	2,442
PIMCO Total Return Portfolio	03	2002	10.000	10.371	0

PIMCO Total Return Portfolio	04	2005	10.945	10.979	96,638
PIMCO Total Return Portfolio	04	2004	10.659	10.945	93,884
PIMCO Total Return Portfolio	04	2003	10.365	10.659	53,676
PIMCO Total Return Portfolio	04	2002	10.000	10.365	15,866

PIMCO Total Return Portfolio	05	2005	10.932	10.960	1,928
PIMCO Total Return Portfolio	05	2004	10.651	10.932	3,882
PIMCO Total Return Portfolio	05	2003	10.363	10.651	11,388
PIMCO Total Return Portfolio	05	2002	10.000	10.363	0

PIMCO Total Return Portfolio	06	2005	10.891	10.902	5,485
PIMCO Total Return Portfolio	06	2004	10.628	10.891	9,356
PIMCO Total Return Portfolio	06	2003	10.356	10.628	4,435
PIMCO Total Return Portfolio	06	2002	10.000	10.356	0

PIMCO VIT All Asset Portfolio	01	2005	10.000	10.218	0

PIMCO VIT All Asset Portfolio	02	2005	10.000	10.214	0

PIMCO VIT All Asset Portfolio	03	2005	10.000	10.213	0

PIMCO VIT All Asset Portfolio	04	2005	10.000	10.211	0

PIMCO VIT All Asset Portfolio	05	2005	10.000	10.210	0

PIMCO VIT All Asset Portfolio	06	2005	10.000	10.207	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	01	2005	10.000	10.296	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	02	2005	10.000	10.292	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	03	2005	10.000	10.292	1,921

PIMCO VIT CommodityRealReturn Strategy Portfolio	04	2005	10.000	10.289	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	05	2005	10.000	10.288	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	06	2005	10.000	10.286	0

Sun Capital All Cap S Class	01	2005	11.135	10.839	191
Sun Capital All Cap S Class	01	2004	10.000	11.135	3,094
Sun Capital All Cap S Class	01	2003	10.000	10.000	0

Sun Capital All Cap S Class	02	2005	11.114	10.797	8,616
Sun Capital All Cap S Class	02	2004	10.000	11.114	2,441
Sun Capital All Cap S Class	02	2003	10.000	10.000	0

Sun Capital All Cap S Class	03	2005	11.109	10.787	322
Sun Capital All Cap S Class	03	2004	10.000	11.109	4,190
Sun Capital All Cap S Class	03	2003	10.000	10.000	0

Sun Capital All Cap S Class	04	2005	11.094	10.755	19,786
Sun Capital All Cap S Class	04	2004	10.000	11.094	26,543
Sun Capital All Cap S Class	04	2003	10.000	10.000	0

Sun Capital All Cap S Class	05	2005	11.089	10.745	0
Sun Capital All Cap S Class	05	2004	10.000	11.089	0
Sun Capital All Cap S Class	05	2003	10.000	10.000	0

Sun Capital All Cap S Class	06	2005	11.073	10.713	6,217
Sun Capital All Cap S Class	06	2004	10.000	11.073	6,217
Sun Capital All Cap S Class	06	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	01	2005	10.337	10.338	76,423
Sun Capital Investment Grade Bond S Class	01	2004	10.000	10.337	6,304
Sun Capital Investment Grade Bond S Class	01	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	02	2005	10.318	10.298	41,786
Sun Capital Investment Grade Bond S Class	02	2004	10.000	10.318	9,756
Sun Capital Investment Grade Bond S Class	02	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	03	2005	10.313	10.288	0
Sun Capital Investment Grade Bond S Class	03	2004	10.000	10.313	0
Sun Capital Investment Grade Bond S Class	03	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	04	2005	10.299	10.258	1,158
Sun Capital Investment Grade Bond S Class	04	2004	10.000	10.299	0
Sun Capital Investment Grade Bond S Class	04	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	05	2005	10.294	10.248	0
Sun Capital Investment Grade Bond S Class	05	2004	10.000	10.294	0
Sun Capital Investment Grade Bond S Class	05	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	06	2005	10.279	10.218	0
Sun Capital Investment Grade Bond S Class	06	2004	10.000	10.279	0
Sun Capital Investment Grade Bond S Class	06	2003	10.000	10.000	0

Sun Capital Real Estate Fund	01	2005	17.648	19.026	14,714
Sun Capital Real Estate Fund	01	2004	13.467	17.648	17,263
Sun Capital Real Estate Fund	01	2003	10.077	13.467	14,414
Sun Capital Real Estate Fund	01	2002	10.000	10.077	0

Sun Capital Real Estate Fund	02	2005	17.561	18.895	20,889
Sun Capital Real Estate Fund	02	2004	13.428	17.561	29,928
Sun Capital Real Estate Fund	02	2003	10.069	13.428	33,166
Sun Capital Real Estate Fund	02	2002	10.000	10.069	281

Sun Capital Real Estate Fund	03	2005	17.540	18.862	0
Sun Capital Real Estate Fund	03	2004	13.419	17.540	33
Sun Capital Real Estate Fund	03	2003	10.066	13.419	20
Sun Capital Real Estate Fund	03	2002	10.000	10.066	0

Sun Capital Real Estate Fund	04	2005	17.475	18.764	10,384
Sun Capital Real Estate Fund	04	2004	13.390	17.475	8,694
Sun Capital Real Estate Fund	04	2003	10.060	13.390	7,699
Sun Capital Real Estate Fund	04	2002	10.000	10.060	708

Sun Capital Real Estate Fund	05	2005	17.454	18.731	0
Sun Capital Real Estate Fund	05	2004	13.380	17.454	0
Sun Capital Real Estate Fund	05	2003	10.058	13.380	0
Sun Capital Real Estate Fund	05	2002	10.000	10.058	0

Sun Capital Real Estate Fund	06	2005	17.390	18.634	0
Sun Capital Real Estate Fund	06	2004	13.351	17.390	0
Sun Capital Real Estate Fund	06	2003	10.052	13.351	0
Sun Capital Real Estate Fund	06	2002	10.000	10.052	0

Sun Capital Real Estate Fund S Class	01	2005	12.417	13.350	42,388
Sun Capital Real Estate Fund S Class	01	2004	10.000	12.417	24,720
Sun Capital Real Estate Fund S Class	01	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	02	2005	12.394	13.298	45,042
Sun Capital Real Estate Fund S Class	02	2004	10.000	12.394	28,102
Sun Capital Real Estate Fund S Class	02	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	03	2005	12.389	13.285	0
Sun Capital Real Estate Fund S Class	03	2004	10.000	12.389	0
Sun Capital Real Estate Fund S Class	03	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	04	2005	12.371	13.247	88,778
Sun Capital Real Estate Fund S Class	04	2004	10.000	12.371	34,111
Sun Capital Real Estate Fund S Class	04	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	05	2005	12.366	13.234	0
Sun Capital Real Estate Fund S Class	05	2004	10.000	12.366	0
Sun Capital Real Estate Fund S Class	05	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	06	2005	12.348	13.195	4,985
Sun Capital Real Estate Fund S Class	06	2004	10.000	12.348	2,277
Sun Capital Real Estate Fund S Class	06	2003	10.000	10.000	0

Templeton Developing Markets Securities Fund, Class 2	01	2005	10.000	11.206	0

Templeton Developing Markets Securities Fund, Class 2	02	2005	10.000	11.202	1,791

Templeton Developing Markets Securities Fund, Class 2	03	2005	10.000	11.201	3,826

Templeton Developing Markets Securities Fund, Class 2	04	2005	10.000	11.198	0

Templeton Developing Markets Securities Fund, Class 2	05	2005	10.000	11.197	0

Templeton Developing Markets Securities Fund, Class 2	06	2005	10.000	11.194	0

Templeton Foreign Securities Fund	01	2005	14.558	15.767	139,751
Templeton Foreign Securities Fund	01	2004	12.495	14.558	100,504
Templeton Foreign Securities Fund	01	2003	9.614	12.495	42,960
Templeton Foreign Securities Fund	01	2002	10.000	9.614	53,262

Templeton Foreign Securities Fund	02	2005	14.487	15.658	281,734
Templeton Foreign Securities Fund	02	2004	12.460	14.487	146,239
Templeton Foreign Securities Fund	02	2003	9.606	12.460	51,810
Templeton Foreign Securities Fund	02	2002	10.000	9.606	0

Templeton Foreign Securities Fund	03	2005	14.469	15.631	1,294
Templeton Foreign Securities Fund	03	2004	12.451	14.469	2,543
Templeton Foreign Securities Fund	03	2003	9.604	12.451	270
Templeton Foreign Securities Fund	03	2002	10.000	9.604	0

Templeton Foreign Securities Fund	04	2005	14.416	15.549	80,483
Templeton Foreign Securities Fund	04	2004	12.424	14.416	40,074
Templeton Foreign Securities Fund	04	2003	9.598	12.424	17,600
Templeton Foreign Securities Fund	04	2002	10.000	9.598	1,615

Templeton Foreign Securities Fund	05	2005	14.398	15.522	4,674
Templeton Foreign Securities Fund	05	2004	12.415	14.398	4,674
Templeton Foreign Securities Fund	05	2003	9.596	12.415	3,731
Templeton Foreign Securities Fund	05	2002	10.000	9.596	0

Templeton Foreign Securities Fund	06	2005	14.345	15.441	2,678
Templeton Foreign Securities Fund	06	2004	12.388	14.345	4,241
Templeton Foreign Securities Fund	06	2003	9.590	12.388	1,466
Templeton Foreign Securities Fund	06	2002	10.000	9.590	0

Templeton Growth Securities Fund Class 2	01	2005	15.680	16.781	19,544
Templeton Growth Securities Fund Class 2	01	2004	13.749	15.680	3,162
Templeton Growth Securities Fund Class 2	01	2003	10.000	13.749	0

Templeton Growth Securities Fund Class 2	02	2005	15.608	16.670	35,232
Templeton Growth Securities Fund Class 2	02	2004	13.714	15.608	10,287
Templeton Growth Securities Fund Class 2	02	2003	10.000	13.714	0

Templeton Growth Securities Fund Class 2	03	2005	15.590	16.642	0
Templeton Growth Securities Fund Class 2	03	2004	13.705	15.590	0
Templeton Growth Securities Fund Class 2	03	2003	10.000	13.705	0

Templeton Growth Securities Fund Class 2	04	2005	15.537	16.559	20,829
Templeton Growth Securities Fund Class 2	04	2004	13.679	15.537	17,018
Templeton Growth Securities Fund Class 2	04	2003	10.000	13.679	0

Templeton Growth Securities Fund Class 2	05	2005	15.519	16.532	0
Templeton Growth Securities Fund Class 2	05	2004	13.670	15.519	0
Templeton Growth Securities Fund Class 2	05	2003	10.000	13.670	0

Templeton Growth Securities Fund Class 2	06	2005	15.465	16.450	3,918
Templeton Growth Securities Fund Class 2	06	2004	13.644	15.465	3,919
Templeton Growth Securities Fund Class 2	06	2003	10.000	13.644	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

Telephone:

Toll Free (800) 725-7215

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

PROSPECTUS

MAY 1, 2006

FUTURITY SELECT FREEDOM

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
AllianceBernstein VPS Growth and Income Portfolio	AIM V.I. Dynamics Fund
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund International Portfolio
Securities Fund - Class 2	SCSM Blue Chip Mid Cap Fund
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Growth Equity Funds
Securities Fund - Class 2	AIM V.I. Small Cap Growth Fund[2]
Lord Abbett Series Fund Growth and Income Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio
MFS/Sun Life Total Return - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Small-Cap Value Equity Funds
AIM V.I. Capital Appreciation Fund Series II Shares	SCSM Oppenheimer Main Street Small Cap Fund[4]
AIM V.I. Core Equity Fund Series II Shares	Multi-Cap Equity Funds
AllianceBernstein VPS International Growth Portfolio[1]	Sun Capital® All Cap Fund
Fidelity VIP Overseas Portfolio, Service Class 2	Specialty Funds
Goldman Sachs VIT Structured U.S. Equity Fund[3]	AllianceBernstein VPS Global Technology Portfolio
MFS/ Sun Life Massachusetts Investors Trust - S Class	MFS/ Sun Life Utilities - S Class
Rydex VT Nova Fund	Sun Capital Real Estate Fund®
SCSM Davis Venture Value Fund	High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	PIMCO VIT Total Return Portfolio
AIM V.I. International Growth Fund Series II Shares	Sun Capital Investment Grade Bond Fund®
AllianceBernstein VPS Large Cap Growth Portfolio	High-Quality Long-Term Bond Funds
Fidelity VIP Contrafund® Portfolio, Service Class 2	MFS/ Sun Life Government Securities - S Class
Fidelity VIP Growth Portfolio, Service Class 2	PIMCO VIT Real Return Portfolio
Goldman Sachs VIT Capital Growth Fund	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Capital Appreciation - S Class	PIMCO VIT Emerging Markets Bond Portfolio
MFS/ Sun Life Emerging Growth - S Class	Low-Quality Short-Term Bond Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life High Yield - S Class
Stock - S Class	Low-Quality Intermediate-Term Bond Fund
Rydex VT OTC Fund	PIMCO VIT High Yield Portfolio
Mid-Cap Value Equity Funds	Money Market Fund
First Eagle VFT Overseas Variable Series	Sun Capital Money Market Fund®
Lord Abbett Series Fund Mid Cap Value Portfolio

___________________________________________

1 Formerly known as the AllianceBernstein VP Worldwide Privatization Portfolio.
2 Name change effective July 3, 2006. Formerly known as AIM V.I. Small Company Growth Fund.
3 Formerly known as the Goldman Sachs VIT CORESM U.S. Equity Fund.
4 Formerly known as the SCSM Value Small Cap Fund.

A I M Advisors, Inc. advises the AIM Variable Insurance Funds with INVESCO Funds Group, Inc. serving as sub-investment advisor to the AIM V.I. Dynamics Fund. AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Fred Alger Management, Inc. advises the Alger American Funds. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Funds. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Rydex Investments advises the Rydex VT Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.); and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP). Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton® Global Advisors Limited advises Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 43 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     P.O. Box 9133

     Wellesley Hills, Massachusetts 02481

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

Charges for Optional Features *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS: THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS AND MARKET VALUE ADJUSTMENT *

Cash Withdrawals *

Market Value Adjustment *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Death Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification In the Case of Group Contracts *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE - ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - MARKET VALUE ADJUSTMENT *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX E - CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT *

APPENDIX F - CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT *

APPENDIX G - CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT *

APPENDIX H - CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX I - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity Select Freedom Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $20,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.35% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.55% if you were 76 years or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account and a distribution fee of 0.20% of the average daily value of the Contract invested in the Variable Account.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of a several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit be electing an optional death benefit rider that is available in your state. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is the Surrender Value. You must make your election on or before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals and Market Value Adjustment

You can withdraw money from your Contract at any time during the Accumulation Phase without the imposition of a withdrawal charge. Furthermore, no withdrawal charge is imposed upon annuitization. Withdrawals made from the Fixed Account, however, may be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)

          P. O. Box 9133

          Wellesley Hills, Massachusetts 02481

          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	0%

Maximum Fee Per Transfer (currently $0):	$151

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 503

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.55%4
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.90%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%5

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Benefit Rider:	2.30%
1

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

2

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

3

The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

4

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.35% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and distribution fee will never be greater than 1.70% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

5	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:
Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement6	0.65%	2.74%
6	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.65% and 1.66%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$514	$1,539	$2,561	$5,104
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$514	$1,539	$2,561	$5,104

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer a special interest rate for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $20,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional death benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Programs. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise it will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g. no overnight, priority, or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly trasferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Special Guaranteed Interest Rates

We may reduce or waive the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant Special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Returns Program

Under the Principal Returns Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

We do not deduct any sales charge from your Purchase Payments when they are made, nor do we impose a withdrawal charge (known as a "contingent deferred sales charge") on amounts you withdraw.

However, all withdrawals from your Fixed Account Value may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; and finally, we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, and adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit. In calculating the amount payable under the death benefit, we may reduce the death benefit amount to an amount equal to the death benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when a SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. The annual Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.35%, if you are age 75 or younger on the Open Date (1.55%, if you are age 76 or older on the Open Date). If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (The credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                     *As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification In the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no surviving Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date (the date we receive your Application in good order), the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the Issue Date. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D-H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you. Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●

your Highest Account Value on any Contract Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date..

In determining the Highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit (above), or

●	the sum of your total purchase payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the later of (a) 10 years from the Issue Date or (b) the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 Or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Open Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of the ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the Owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employement with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

You should consult a qualified tax professional before adding any of the Optional Death Benefit Riders to your Contract.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 2.00% of Purchase Payments, and 1.00% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $, $8,229, and $0, respectively, in commissions were paid to and but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Sub-Account available for investment under the Contract), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the available Money Market Sub-Account similarly, but include the increase due to assumed compounding.

The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:     Sun Life Assurance Company of Canada (U.S.)

            P.O. Box 9133

            Wellesley Hills, Massachusetts 02481

        Please send me a Statement of Additional Information for

        Futurity Select Freedom Variable and Fixed Annuity

        Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                State               Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
MARKET VALUE ADJUSTMENT

Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is: [(1 + I) / (1 + J + b)] ^ (N/12) -1.

These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

      The MVA factor   =  [(1 + I) / (1 + J + b)] ^ (N/12) -1

                                      =   [(1 + .06) / (1 + .08)] ^ (24/12) -1

                                      =   (.981) ^ 2 -1

                                      =   .963 -1

                                      =  -.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA: ($11,910.16 - $674.16) x (-.037) = -$415.73.

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

     The MVA factor    =   [(1 + I) / (1 + J + b)] ^ (N/12) -1

                                      =   [(1 + .06) / (1 + .05)] ^ (24/12) -1

                                      =     (1.010) ^ 2 -1

                                      =     1.019 -1

                                      =     .019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA: ($11,910.16 - $674.16) x .019 = $213.48.

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 80,000.00
Purchase Payments	=	$ 100,000.00
The Basic Death Benefit would therefore be:		$ 100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 60,000.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal)

$100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the seventh Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the seventh Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 90,000
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

* Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $125,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier
amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 8. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier
with 5% Roll-up amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY SELECT FREEDOM should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. od.
Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation Fund Series 2	01	2005	13.983	14.926	33
AIM V.I. Capital Appreciation Fund Series 2	01	2004	13.379	13.983	69
AIM V.I. Capital Appreciation Fund Series 2	01	2003	10.535	13.379	107
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	10.535	0

AIM V.I. Capital Appreciation Fund Series 2	02	2005	13.915	14.822	134
AIM V.I. Capital Appreciation Fund Series 2	02	2004	13.340	13.915	135
AIM V.I. Capital Appreciation Fund Series 2	02	2003	10.527	13.340	1,928
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	10.527	2,349

AIM V.I. Capital Appreciation Fund Series 2	03	2005	13.898	14.797	0
AIM V.I. Capital Appreciation Fund Series 2	03	2004	13.331	13.898	0
AIM V.I. Capital Appreciation Fund Series 2	03	2003	10.524	13.331	0
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	10.524	0

AIM V.I. Capital Appreciation Fund Series 2	04	2005	13.847	14.720	0
AIM V.I. Capital Appreciation Fund Series 2	04	2004	13.302	13.847	0
AIM V.I. Capital Appreciation Fund Series 2	04	2003	10.518	13.302	0
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	10.518	0

AIM V.I. Capital Appreciation Fund Series 2	05	2005	13.830	14.694	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	13.293	13.830	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	10.516	13.293	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	10.516	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	13.779	14.618	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	13.264	13.779	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	10.509	13.264	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	10.509	0

AIM V.I. Core Equity Fund Series 2	01	2005	13.663	14.113	0
AIM V.I. Core Equity Fund Series 2	01	2004	12.791	13.663	0
AIM V.I. Core Equity Fund Series 2	01	2003	10.480	12.791	0
AIM V.I. Core Equity Fund Series 2	01	2002	10.000	10.480	0

AIM V.I. Core Equity Fund Series 2	02	2005	13.596	14.016	0
AIM V.I. Core Equity Fund Series 2	02	2004	12.754	13.596	0
AIM V.I. Core Equity Fund Series 2	02	2003	10.472	12.754	0
AIM V.I. Core Equity Fund Series 2	02	2002	10.000	10.472	0

AIM V.I. Core Equity Fund Series 2	03	2005	13.580	13.991	0
AIM V.I. Core Equity Fund Series 2	03	2004	12.745	13.580	0
AIM V.I. Core Equity Fund Series 2	03	2003	10.470	12.745	0
AIM V.I. Core Equity Fund Series 2	03	2002	10.000	10.470	0

AIM V.I. Core Equity Fund Series 2	04	2005	13.530	13.919	0
AIM V.I. Core Equity Fund Series 2	04	2004	12.718	13.530	0
AIM V.I. Core Equity Fund Series 2	04	2003	10.463	12.718	0
AIM V.I. Core Equity Fund Series 2	04	2002	10.000	10.463	0

AIM V.I. Core Equity Fund Series 2	05	2005	13.513	13.895	0
AIM V.I. Core Equity Fund Series 2	05	2004	12.709	13.513	0
AIM V.I. Core Equity Fund Series 2	05	2003	10.461	12.709	0
AIM V.I. Core Equity Fund Series 2	05	2002	10.000	10.461	0

AIM V.I. Core Equity Fund Series 2	06	2005	13.463	13.822	0
AIM V.I. Core Equity Fund Series 2	06	2004	12.681	13.463	0
AIM V.I. Core Equity Fund Series 2	06	2003	10.454	12.681	0
AIM V.I. Core Equity Fund Series 2	06	2002	10.000	10.454	0

AIM V.I. Dynamics Fund	01	2005	16.432	17.886	559
AIM V.I. Dynamics Fund	01	2004	14.750	16.432	319
AIM V.I. Dynamics Fund	01	2003	10.887	14.750	319
AIM V.I. Dynamics Fund	01	2002	10.000	10.887	0

AIM V.I. Dynamics Fund	02	2005	16.352	17.762	2,089
AIM V.I. Dynamics Fund	02	2004	14.708	16.352	0
AIM V.I. Dynamics Fund	02	2003	10.878	14.708	0
AIM V.I. Dynamics Fund	02	2002	10.000	10.878	0

AIM V.I. Dynamics Fund	03	2005	16.332	17.731	0
AIM V.I. Dynamics Fund	03	2004	14.697	16.332	0
AIM V.I. Dynamics Fund	03	2003	10.876	14.697	0
AIM V.I. Dynamics Fund	03	2002	10.000	10.876	0

AIM V.I. Dynamics Fund	04	2005	16.272	17.639	0
AIM V.I. Dynamics Fund	04	2004	14.665	16.272	0
AIM V.I. Dynamics Fund	04	2003	10.869	14.665	0
AIM V.I. Dynamics Fund	04	2002	10.000	10.869	0

AIM V.I. Dynamics Fund	05	2005	16.252	17.608	0
AIM V.I. Dynamics Fund	05	2004	14.655	16.252	0
AIM V.I. Dynamics Fund	05	2003	10.867	14.655	0
AIM V.I. Dynamics Fund	05	2002	10.000	10.867	0

AIM V.I. Dynamics Fund	06	2005	16.192	17.517	0
AIM V.I. Dynamics Fund	06	2004	14.623	16.192	0
AIM V.I. Dynamics Fund	06	2003	10.860	14.623	0
AIM V.I. Dynamics Fund	06	2002	10.000	10.860	0

AIM V.I. Growth Fund Series 2	01	2005	14.340	15.105	0
AIM V.I. Growth Fund Series 2	01	2004	13.508	14.340	0
AIM V.I. Growth Fund Series 2	01	2003	10.499	13.508	0
AIM V.I. Growth Fund Series 2	01	2002	10.000	10.499	0

AIM V.I. Growth Fund Series 2	02	2005	14.269	15.001	134
AIM V.I. Growth Fund Series 2	02	2004	13.469	14.269	134
AIM V.I. Growth Fund Series 2	02	2003	10.490	13.469	135
AIM V.I. Growth Fund Series 2	02	2002	10.000	10.490	0

AIM V.I. Growth Fund Series 2	03	2005	14.252	14.975	0
AIM V.I. Growth Fund Series 2	03	2004	13.459	14.252	0
AIM V.I. Growth Fund Series 2	03	2003	10.488	13.459	0
AIM V.I. Growth Fund Series 2	03	2002	10.000	10.488	0

AIM V.I. Growth Fund Series 2	04	2005	14.199	14.897	0
AIM V.I. Growth Fund Series 2	04	2004	13.430	14.199	0
AIM V.I. Growth Fund Series 2	04	2003	10.482	13.430	0
AIM V.I. Growth Fund Series 2	04	2002	10.000	10.482	0

AIM V.I. Growth Fund Series 2	05	2005	14.182	14.871	392
AIM V.I. Growth Fund Series 2	05	2004	13.421	14.182	425
AIM V.I. Growth Fund Series 2	05	2003	10.479	13.421	460
AIM V.I. Growth Fund Series 2	05	2002	10.000	10.479	487

AIM V.I. Growth Fund Series 2	06	2005	14.130	14.794	0
AIM V.I. Growth Fund Series 2	06	2004	13.392	14.130	0
AIM V.I. Growth Fund Series 2	06	2003	10.473	13.392	0
AIM V.I. Growth Fund Series 2	06	2002	10.000	10.473	0

AIM V.I. International Growth Fund Series 2	01	2005	14.877	17.214	751
AIM V.I. International Growth Fund Series 2	01	2004	12.234	14.877	791
AIM V.I. International Growth Fund Series 2	01	2003	9.678	12.234	833
AIM V.I. International Growth Fund Series 2	01	2002	10.000	9.678	130

AIM V.I. International Growth Fund Series 2	02	2005	14.804	17.095	1,162
AIM V.I. International Growth Fund Series 2	02	2004	12.200	14.804	2,325
AIM V.I. International Growth Fund Series 2	02	2003	9.670	12.200	0
AIM V.I. International Growth Fund Series 2	02	2002	10.000	9.670	0

AIM V.I. International Growth Fund Series 2	03	2005	14.786	17.065	0
AIM V.I. International Growth Fund Series 2	03	2004	12.191	14.786	0
AIM V.I. International Growth Fund Series 2	03	2003	9.668	12.191	0
AIM V.I. International Growth Fund Series 2	03	2002	10.000	9.668	0

AIM V.I. International Growth Fund Series 2	04	2005	14.731	16.976	0
AIM V.I. International Growth Fund Series 2	04	2004	12.165	14.731	0
AIM V.I. International Growth Fund Series 2	04	2003	9.662	12.165	0
AIM V.I. International Growth Fund Series 2	04	2002	10.000	9.662	0

AIM V.I. International Growth Fund Series 2	05	2005	14.713	16.947	0
AIM V.I. International Growth Fund Series 2	05	2004	12.156	14.713	0
AIM V.I. International Growth Fund Series 2	05	2003	9.660	12.156	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	9.660	0

AIM V.I. International Growth Fund Series 2	06	2005	14.659	16.858	0
AIM V.I. International Growth Fund Series 2	06	2004	12.130	14.659	0
AIM V.I. International Growth Fund Series 2	06	2003	9.654	12.130	0
AIM V.I. International Growth Fund Series 2	06	2002	10.000	9.654	0

AIM V.I. Premier Equity Fund Series 2	01	2005	13.243	13.717	0
AIM V.I. Premier Equity Fund Series 2	01	2004	12.772	13.243	0
AIM V.I. Premier Equity Fund Series 2	01	2003	10.408	12.772	0
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	10.408	0

AIM V.I. Premier Equity Fund Series 2	02	2005	13.179	13.622	0
AIM V.I. Premier Equity Fund Series 2	02	2004	12.735	13.179	0
AIM V.I. Premier Equity Fund Series 2	02	2003	10.399	12.735	141
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	10.399	0

AIM V.I. Premier Equity Fund Series 2	03	2005	13.163	13.599	0
AIM V.I. Premier Equity Fund Series 2	03	2004	12.726	13.163	0
AIM V.I. Premier Equity Fund Series 2	03	2003	10.397	12.726	0
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	10.397	0

AIM V.I. Premier Equity Fund Series 2	04	2005	13.114	13.528	0
AIM V.I. Premier Equity Fund Series 2	04	2004	12.699	13.114	0
AIM V.I. Premier Equity Fund Series 2	04	2003	10.391	12.699	0
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	10.391	0

AIM V.I. Premier Equity Fund Series 2	05	2005	13.098	13.504	0
AIM V.I. Premier Equity Fund Series 2	05	2004	12.690	13.098	0
AIM V.I. Premier Equity Fund Series 2	05	2003	10.389	12.690	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	10.389	0

AIM V.I. Premier Equity Fund Series 2	06	2005	13.050	13.434	0
AIM V.I. Premier Equity Fund Series 2	06	2004	12.662	13.050	0
AIM V.I. Premier Equity Fund Series 2	06	2003	10.382	12.662	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	10.382	0

AIM V.I. Small Company Growth Fund	01	2005	15.631	16.164	260
AIM V.I. Small Company Growth Fund	01	2004	13.962	15.631	357
AIM V.I. Small Company Growth Fund	01	2003	10.645	13.962	397
AIM V.I. Small Company Growth Fund	01	2002	10.000	10.645	310

AIM V.I. Small Company Growth Fund	02	2005	15.555	16.052	0
AIM V.I. Small Company Growth Fund	02	2004	13.922	15.555	0
AIM V.I. Small Company Growth Fund	02	2003	10.636	13.922	0
AIM V.I. Small Company Growth Fund	02	2002	10.000	10.636	0

AIM V.I. Small Company Growth Fund	03	2005	15.536	16.025	0
AIM V.I. Small Company Growth Fund	03	2004	13.912	15.536	0
AIM V.I. Small Company Growth Fund	03	2003	10.634	13.912	0
AIM V.I. Small Company Growth Fund	03	2002	10.000	10.634	0

AIM V.I. Small Company Growth Fund	04	2005	15.478	15.941	0
AIM V.I. Small Company Growth Fund	04	2004	13.882	15.478	0
AIM V.I. Small Company Growth Fund	04	2003	10.627	13.882	0
AIM V.I. Small Company Growth Fund	04	2002	10.000	10.627	0

AIM V.I. Small Company Growth Fund	05	2005	15.460	15.914	0
AIM V.I. Small Company Growth Fund	05	2004	13.872	15.460	0
AIM V.I. Small Company Growth Fund	05	2003	10.625	13.872	0
AIM V.I. Small Company Growth Fund	05	2002	10.000	10.625	0

AIM V.I. Small Company Growth Fund	06	2005	15.402	15.831	0
AIM V.I. Small Company Growth Fund	06	2004	13.843	15.402	0
AIM V.I. Small Company Growth Fund	06	2003	10.618	13.843	0
AIM V.I. Small Company Growth Fund	06	2002	10.000	10.618	0

Alliance Bernstein Global Technology Portfolio	01	2005	15.345	15.635	29
Alliance Bernstein Global Technology Portfolio	01	2004	14.855	15.345	60
Alliance Bernstein Global Technology Portfolio	01	2003	10.510	14.855	93
Alliance Bernstein Global Technology Portfolio	01	2002	10.000	10.510	0

Alliance Bernstein Global Technology Portfolio	02	2005	15.270	15.527	2,643
Alliance Bernstein Global Technology Portfolio	02	2004	14.813	15.270	2,559
Alliance Bernstein Global Technology Portfolio	02	2003	10.501	14.813	2,423
Alliance Bernstein Global Technology Portfolio	02	2002	10.000	10.501	2,605

Alliance Bernstein Global Technology Portfolio	03	2005	15.251	15.500	0
Alliance Bernstein Global Technology Portfolio	03	2004	14.802	15.251	0
Alliance Bernstein Global Technology Portfolio	03	2003	10.499	14.802	0
Alliance Bernstein Global Technology Portfolio	03	2002	10.000	10.499	0

Alliance Bernstein Global Technology Portfolio	04	2005	15.195	15.420	0
Alliance Bernstein Global Technology Portfolio	04	2004	14.771	15.195	0
Alliance Bernstein Global Technology Portfolio	04	2003	10.492	14.771	0
Alliance Bernstein Global Technology Portfolio	04	2002	10.000	10.492	0

Alliance Bernstein Global Technology Portfolio	05	2005	15.177	15.393	0
Alliance Bernstein Global Technology Portfolio	05	2004	14.760	15.177	0
Alliance Bernstein Global Technology Portfolio	05	2003	10.490	14.760	0
Alliance Bernstein Global Technology Portfolio	05	2002	10.000	10.490	0

Alliance Bernstein Global Technology Portfolio	06	2005	15.121	15.313	0
Alliance Bernstein Global Technology Portfolio	06	2004	14.728	15.121	0
Alliance Bernstein Global Technology Portfolio	06	2003	10.484	14.728	0
Alliance Bernstein Global Technology Portfolio	06	2002	10.000	10.484	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	13.367	15.091	0
Alliance Bernstein Large Cap Growth Portfolio	01	2004	12.551	13.367	0
Alliance Bernstein Large Cap Growth Portfolio	01	2003	10.350	12.551	0
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	10.350	0

Alliance Bernstein Large Cap Growth Portfolio	02	2005	13.301	14.986	5,183
Alliance Bernstein Large Cap Growth Portfolio	02	2004	12.515	13.301	2,928
Alliance Bernstein Large Cap Growth Portfolio	02	2003	10.341	12.515	4,379
Alliance Bernstein Large Cap Growth Portfolio	02	2002	10.000	10.341	2,688

Alliance Bernstein Large Cap Growth Portfolio	03	2005	13.285	14.960	690
Alliance Bernstein Large Cap Growth Portfolio	03	2004	12.506	13.285	893
Alliance Bernstein Large Cap Growth Portfolio	03	2003	10.339	12.506	925
Alliance Bernstein Large Cap Growth Portfolio	03	2002	10.000	10.339	0

Alliance Bernstein Large Cap Growth Portfolio	04	2005	13.236	14.883	0
Alliance Bernstein Large Cap Growth Portfolio	04	2004	12.479	13.236	0
Alliance Bernstein Large Cap Growth Portfolio	04	2003	10.332	12.479	0
Alliance Bernstein Large Cap Growth Portfolio	04	2002	10.000	10.332	0

Alliance Bernstein Large Cap Growth Portfolio	05	2005	13.220	14.857	0
Alliance Bernstein Large Cap Growth Portfolio	05	2004	12.471	13.220	0
Alliance Bernstein Large Cap Growth Portfolio	05	2003	10.330	12.471	0
Alliance Bernstein Large Cap Growth Portfolio	05	2002	10.000	10.330	0

Alliance Bernstein Large Cap Growth Portfolio	06	2005	13.171	14.779	0
Alliance Bernstein Large Cap Growth Portfolio	06	2004	12.444	13.171	0
Alliance Bernstein Large Cap Growth Portfolio	06	2003	10.324	12.444	0
Alliance Bernstein Large Cap Growth Portfolio	06	2002	10.000	10.324	0

Alliance Bernstein VP Growth and Income Portfolio	01	2005	14.931	15.353	185
Alliance Bernstein VP Growth and Income Portfolio	01	2004	13.658	14.931	185
Alliance Bernstein VP Growth and Income Portfolio	01	2003	10.511	13.658	185
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	10.511	0

Alliance Bernstein VP Growth and Income Portfolio	02	2005	14.858	15.247	9,118
Alliance Bernstein VP Growth and Income Portfolio	02	2004	13.619	14.858	8,918
Alliance Bernstein VP Growth and Income Portfolio	02	2003	10.502	13.619	21,655
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	10.502	7,054

Alliance Bernstein VP Growth and Income Portfolio	03	2005	14.840	15.220	0
Alliance Bernstein VP Growth and Income Portfolio	03	2004	13.609	14.840	0
Alliance Bernstein VP Growth and Income Portfolio	03	2003	10.500	13.609	0
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	10.500	0

Alliance Bernstein VP Growth and Income Portfolio	04	2005	14.785	15.141	799
Alliance Bernstein VP Growth and Income Portfolio	04	2004	13.580	14.785	814
Alliance Bernstein VP Growth and Income Portfolio	04	2003	10.493	13.580	771
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	10.493	0

Alliance Bernstein VP Growth and Income Portfolio	05	2005	14.767	15.115	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	13.570	14.767	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	10.491	13.570	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	10.491	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	14.713	15.036	0
Alliance Bernstein VP Growth and Income Portfolio	06	2004	13.541	14.713	0
Alliance Bernstein VP Growth and Income Portfolio	06	2003	10.485	13.541	0
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	10.485	0

Alliance Bernstein VP Small Cap Growth Portfolio	01	2005	17.074	17.600	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2004	15.186	17.074	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2003	10.390	15.186	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2002	10.000	10.390	0

Alliance Bernstein VP Small Cap Growth Portfolio	02	2005	16.991	17.478	2,715
Alliance Bernstein VP Small Cap Growth Portfolio	02	2004	15.142	16.991	2,715
Alliance Bernstein VP Small Cap Growth Portfolio	02	2003	10.382	15.142	1,806
Alliance Bernstein VP Small Cap Growth Portfolio	02	2002	10.000	10.382	1,806

Alliance Bernstein VP Small Cap Growth Portfolio	03	2005	16.970	17.448	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2004	15.131	16.970	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2003	10.380	15.131	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2002	10.000	10.380	0

Alliance Bernstein VP Small Cap Growth Portfolio	04	2005	16.907	17.357	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2004	15.099	16.907	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2003	10.373	15.099	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2002	10.000	10.373	0

Alliance Bernstein VP Small Cap Growth Portfolio	05	2005	16.887	17.327	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2004	15.088	16.887	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2003	10.371	15.088	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2002	10.000	10.371	0

Alliance Bernstein VP Small Cap Growth Portfolio	06	2005	16.824	17.237	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2004	15.056	16.824	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2003	10.365	15.056	0
Alliance Bernstein VP Small Cap Growth Portfolio	06	2002	10.000	10.365	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	17.571	20.824	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	14.419	17.571	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	10.252	14.419	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	10.252	0

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	17.485	20.680	6,063
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	14.378	17.485	877
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	10.244	14.378	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	10.244	0

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	17.464	20.644	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	14.368	17.464	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	10.242	14.368	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	10.242	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	17.400	20.536	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	14.337	17.400	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	10.235	14.337	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	10.235	0

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	17.378	20.501	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	14.326	17.378	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	10.233	14.326	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	10.233	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	17.314	20.394	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	14.296	17.314	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	10.227	14.296	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	10.227	0

Fidelity VIP Contrafund Portfolio	01	2005	14.681	16.835	4,472
Fidelity VIP Contrafund Portfolio	01	2004	12.970	14.681	5,393
Fidelity VIP Contrafund Portfolio	01	2003	10.292	12.970	4,014
Fidelity VIP Contrafund Portfolio	01	2002	10.000	10.292	7

Fidelity VIP Contrafund Portfolio	02	2005	14.610	16.719	16,325
Fidelity VIP Contrafund Portfolio	02	2004	12.933	14.610	17,331
Fidelity VIP Contrafund Portfolio	02	2003	10.283	12.933	20,642
Fidelity VIP Contrafund Portfolio	02	2002	10.000	10.283	2,706

Fidelity VIP Contrafund Portfolio	03	2005	14.592	16.690	706
Fidelity VIP Contrafund Portfolio	03	2004	12.923	14.592	914
Fidelity VIP Contrafund Portfolio	03	2003	10.281	12.923	947
Fidelity VIP Contrafund Portfolio	03	2002	10.000	10.281	0

Fidelity VIP Contrafund Portfolio	04	2005	14.538	16.603	39
Fidelity VIP Contrafund Portfolio	04	2004	12.896	14.538	45
Fidelity VIP Contrafund Portfolio	04	2003	10.275	12.896	48
Fidelity VIP Contrafund Portfolio	04	2002	10.000	10.275	0

Fidelity VIP Contrafund Portfolio	05	2005	14.520	16.574	0
Fidelity VIP Contrafund Portfolio	05	2004	12.886	14.520	0
Fidelity VIP Contrafund Portfolio	05	2003	10.273	12.886	0
Fidelity VIP Contrafund Portfolio	05	2002	10.000	10.273	0

Fidelity VIP Contrafund Portfolio	06	2005	14.466	16.488	0
Fidelity VIP Contrafund Portfolio	06	2004	12.859	14.466	0
Fidelity VIP Contrafund Portfolio	06	2003	10.266	12.859	0
Fidelity VIP Contrafund Portfolio	06	2002	10.000	10.266	0

Fidelity VIP Growth Portfolio	01	2005	13.799	14.312	11,890
Fidelity VIP Growth Portfolio	01	2004	13.613	13.799	13,102
Fidelity VIP Growth Portfolio	01	2003	10.448	13.613	9,480
Fidelity VIP Growth Portfolio	01	2002	10.000	10.448	1,087

Fidelity VIP Growth Portfolio	02	2005	13.731	14.213	14,541
Fidelity VIP Growth Portfolio	02	2004	13.574	13.731	22,805
Fidelity VIP Growth Portfolio	02	2003	10.440	13.574	9,127
Fidelity VIP Growth Portfolio	02	2002	10.000	10.440	319

Fidelity VIP Growth Portfolio	03	2005	13.715	14.188	0
Fidelity VIP Growth Portfolio	03	2004	13.565	13.715	0
Fidelity VIP Growth Portfolio	03	2003	10.438	13.565	0
Fidelity VIP Growth Portfolio	03	2002	10.000	10.438	0

Fidelity VIP Growth Portfolio	04	2005	13.664	14.114	1,010
Fidelity VIP Growth Portfolio	04	2004	13.535	13.664	1,535
Fidelity VIP Growth Portfolio	04	2003	10.431	13.535	1,216
Fidelity VIP Growth Portfolio	04	2002	10.000	10.431	418

Fidelity VIP Growth Portfolio	05	2005	13.647	14.090	0
Fidelity VIP Growth Portfolio	05	2004	13.526	13.647	0
Fidelity VIP Growth Portfolio	05	2003	10.429	13.526	0
Fidelity VIP Growth Portfolio	05	2002	10.000	10.429	0

Fidelity VIP Growth Portfolio	06	2005	13.597	14.016	0
Fidelity VIP Growth Portfolio	06	2004	13.497	13.597	0
Fidelity VIP Growth Portfolio	06	2003	10.422	13.497	0
Fidelity VIP Growth Portfolio	06	2002	10.000	10.422	0

Fidelity VIP Overseas Portfolio	01	2005	15.150	17.690	572
Fidelity VIP Overseas Portfolio	01	2004	13.601	15.150	710
Fidelity VIP Overseas Portfolio	01	2003	9.673	13.601	719
Fidelity VIP Overseas Portfolio	01	2002	10.000	9.673	519

Fidelity VIP Overseas Portfolio	02	2005	15.076	17.568	2,429
Fidelity VIP Overseas Portfolio	02	2004	13.563	15.076	2,643
Fidelity VIP Overseas Portfolio	02	2003	9.665	13.563	2,666
Fidelity VIP Overseas Portfolio	02	2002	10.000	9.665	2,891

Fidelity VIP Overseas Portfolio	03	2005	15.057	17.537	0
Fidelity VIP Overseas Portfolio	03	2004	13.553	15.057	0
Fidelity VIP Overseas Portfolio	03	2003	9.663	13.553	0
Fidelity VIP Overseas Portfolio	03	2002	10.000	9.663	0

Fidelity VIP Overseas Portfolio	04	2005	15.002	17.446	0
Fidelity VIP Overseas Portfolio	04	2004	13.524	15.002	0
Fidelity VIP Overseas Portfolio	04	2003	9.657	13.524	0
Fidelity VIP Overseas Portfolio	04	2002	10.000	9.657	0

Fidelity VIP Overseas Portfolio	05	2005	14.983	17.416	0
Fidelity VIP Overseas Portfolio	05	2004	13.514	14.983	0
Fidelity VIP Overseas Portfolio	05	2003	9.655	13.514	0
Fidelity VIP Overseas Portfolio	05	2002	10.000	9.655	0

Fidelity VIP Overseas Portfolio	06	2005	14.928	17.325	0
Fidelity VIP Overseas Portfolio	06	2004	13.485	14.928	0
Fidelity VIP Overseas Portfolio	06	2003	9.649	13.485	0
Fidelity VIP Overseas Portfolio	06	2002	10.000	9.649	0

First Eagle VFT Overseas Variable Series	01	2005	20.713	24.731	19,476
First Eagle VFT Overseas Variable Series	01	2004	16.534	20.713	22,107
First Eagle VFT Overseas Variable Series	01	2003	11.133	16.534	18,569
First Eagle VFT Overseas Variable Series	01	2002	10.000	11.133	1,777

First Eagle VFT Overseas Variable Series	02	2005	20.618	24.568	33,377
First Eagle VFT Overseas Variable Series	02	2004	16.492	20.618	39,737
First Eagle VFT Overseas Variable Series	02	2003	11.128	16.492	20,901
First Eagle VFT Overseas Variable Series	02	2002	10.000	11.128	512

First Eagle VFT Overseas Variable Series	03	2005	20.594	24.527	0
First Eagle VFT Overseas Variable Series	03	2004	16.482	20.594	0
First Eagle VFT Overseas Variable Series	03	2003	11.126	16.482	0
First Eagle VFT Overseas Variable Series	03	2002	10.000	11.126	0

First Eagle VFT Overseas Variable Series	04	2005	20.523	24.405	2,783
First Eagle VFT Overseas Variable Series	04	2004	16.450	20.523	3,595
First Eagle VFT Overseas Variable Series	04	2003	11.122	16.450	1,953
First Eagle VFT Overseas Variable Series	04	2002	10.000	11.122	769

First Eagle VFT Overseas Variable Series	05	2005	20.500	24.365	0
First Eagle VFT Overseas Variable Series	05	2004	16.440	20.500	0
First Eagle VFT Overseas Variable Series	05	2003	11.121	16.440	0
First Eagle VFT Overseas Variable Series	05	2002	10.000	11.121	0

First Eagle VFT Overseas Variable Series	06	2005	20.429	24.243	0
First Eagle VFT Overseas Variable Series	06	2004	16.408	20.429	0
First Eagle VFT Overseas Variable Series	06	2003	11.116	16.408	0
First Eagle VFT Overseas Variable Series	06	2002	10.000	11.116	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2005	15.349	16.071	2,567
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2004	13.585	15.349	512
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2003	10.674	13.585	568
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2002	10.000	10.674	468

Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2005	15.274	15.960	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2004	13.546	15.274	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2003	10.665	13.546	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2002	10.000	10.665	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2005	15.255	15.932	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2004	13.537	15.255	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2003	10.663	13.537	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2002	10.000	10.663	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2005	15.199	15.849	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2004	13.507	15.199	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2003	10.656	13.507	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2002	10.000	10.656	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2005	15.180	15.822	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2004	13.498	15.180	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2003	10.654	13.498	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2002	10.000	10.654	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2005	15.124	15.739	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2004	13.469	15.124	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2003	10.647	13.469	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2002	10.000	10.647	0

Goldman Sachs VIT Capital Growth Fund	01	2005	13.834	14.000	8,382
Goldman Sachs VIT Capital Growth Fund	01	2004	12.902	13.834	8,302
Goldman Sachs VIT Capital Growth Fund	01	2003	10.607	12.902	8,133
Goldman Sachs VIT Capital Growth Fund	01	2002	10.000	10.607	0

Goldman Sachs VIT Capital Growth Fund	02	2005	13.767	13.903	1,029
Goldman Sachs VIT Capital Growth Fund	02	2004	12.865	13.767	1,014
Goldman Sachs VIT Capital Growth Fund	02	2003	10.598	12.865	989
Goldman Sachs VIT Capital Growth Fund	02	2002	10.000	10.598	0

Goldman Sachs VIT Capital Growth Fund	03	2005	13.750	13.879	0
Goldman Sachs VIT Capital Growth Fund	03	2004	12.856	13.750	0
Goldman Sachs VIT Capital Growth Fund	03	2003	10.596	12.856	0
Goldman Sachs VIT Capital Growth Fund	03	2002	10.000	10.596	0

Goldman Sachs VIT Capital Growth Fund	04	2005	13.699	13.807	0
Goldman Sachs VIT Capital Growth Fund	04	2004	12.828	13.699	0
Goldman Sachs VIT Capital Growth Fund	04	2003	10.589	12.828	0
Goldman Sachs VIT Capital Growth Fund	04	2002	10.000	10.589	0

Goldman Sachs VIT Capital Growth Fund	05	2005	13.682	13.783	0
Goldman Sachs VIT Capital Growth Fund	05	2004	12.819	13.682	0
Goldman Sachs VIT Capital Growth Fund	05	2003	10.587	12.819	0
Goldman Sachs VIT Capital Growth Fund	05	2002	10.000	10.587	0

Goldman Sachs VIT Capital Growth Fund	06	2005	13.632	13.711	0
Goldman Sachs VIT Capital Growth Fund	06	2004	12.791	13.632	0
Goldman Sachs VIT Capital Growth Fund	06	2003	10.581	12.791	0
Goldman Sachs VIT Capital Growth Fund	06	2002	10.000	10.581	0

Lord Abbett Series Fund Growth and Income	01	2005	15.269	15.497	19,700
Lord Abbett Series Fund Growth and Income	01	2004	13.789	15.269	19,095
Lord Abbett Series Fund Growth and Income	01	2003	10.706	13.789	17,291
Lord Abbett Series Fund Growth and Income	01	2002	10.000	10.706	1,165

Lord Abbett Series Fund Growth and Income	02	2005	15.194	15.390	21,191
Lord Abbett Series Fund Growth and Income	02	2004	13.749	15.194	23,764
Lord Abbett Series Fund Growth and Income	02	2003	10.698	13.749	17,201
Lord Abbett Series Fund Growth and Income	02	2002	10.000	10.698	3,823

Lord Abbett Series Fund Growth and Income	03	2005	15.175	15.363	0
Lord Abbett Series Fund Growth and Income	03	2004	13.739	15.175	0
Lord Abbett Series Fund Growth and Income	03	2003	10.695	13.739	0
Lord Abbett Series Fund Growth and Income	03	2002	10.000	10.695	0

Lord Abbett Series Fund Growth and Income	04	2005	15.119	15.283	5,038
Lord Abbett Series Fund Growth and Income	04	2004	13.710	15.119	5,001
Lord Abbett Series Fund Growth and Income	04	2003	10.689	13.710	4,583
Lord Abbett Series Fund Growth and Income	04	2002	10.000	10.689	3,421

Lord Abbett Series Fund Growth and Income	05	2005	15.101	15.257	792
Lord Abbett Series Fund Growth and Income	05	2004	13.700	15.101	858
Lord Abbett Series Fund Growth and Income	05	2003	10.687	13.700	928
Lord Abbett Series Fund Growth and Income	05	2002	10.000	10.687	981

Lord Abbett Series Fund Growth and Income	06	2005	15.045	15.177	0
Lord Abbett Series Fund Growth and Income	06	2004	13.670	15.045	0
Lord Abbett Series Fund Growth and Income	06	2003	10.680	13.670	0
Lord Abbett Series Fund Growth and Income	06	2002	10.000	10.680	0

Lord Abbett Series Fund International	01	2005	15.874	19.760	0
Lord Abbett Series Fund International	01	2004	13.378	15.874	0
Lord Abbett Series Fund International	01	2003	9.635	13.378	0
Lord Abbett Series Fund International	01	2002	10.000	9.635	0

Lord Abbett Series Fund International	02	2005	15.796	19.624	0
Lord Abbett Series Fund International	02	2004	13.340	15.796	0
Lord Abbett Series Fund International	02	2003	9.627	13.340	0
Lord Abbett Series Fund International	02	2002	10.000	9.627	0

Lord Abbett Series Fund International	03	2005	15.776	19.590	0
Lord Abbett Series Fund International	03	2004	13.331	15.776	0
Lord Abbett Series Fund International	03	2003	9.625	13.331	0
Lord Abbett Series Fund International	03	2002	10.000	9.625	0

Lord Abbett Series Fund International	04	2005	15.718	19.488	0
Lord Abbett Series Fund International	04	2004	13.302	15.718	0
Lord Abbett Series Fund International	04	2003	9.619	13.302	0
Lord Abbett Series Fund International	04	2002	10.000	9.619	0

Lord Abbett Series Fund International	05	2005	15.699	19.454	0
Lord Abbett Series Fund International	05	2004	13.293	15.699	0
Lord Abbett Series Fund International	05	2003	9.617	13.293	0
Lord Abbett Series Fund International	05	2002	10.000	9.617	0

Lord Abbett Series Fund International	06	2005	15.641	19.353	0
Lord Abbett Series Fund International	06	2004	13.264	15.641	0
Lord Abbett Series Fund International	06	2003	9.611	13.264	0
Lord Abbett Series Fund International	06	2002	10.000	9.611	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.946	16.964	15,758
Lord Abbett Series Fund Mid Cap Value	01	2004	13.078	15.946	16,925
Lord Abbett Series Fund Mid Cap Value	01	2003	10.664	13.078	14,486
Lord Abbett Series Fund Mid Cap Value	01	2002	10.000	10.664	1,217

Lord Abbett Series Fund Mid Cap Value	02	2005	15.868	16.847	19,685
Lord Abbett Series Fund Mid Cap Value	02	2004	13.041	15.868	27,425
Lord Abbett Series Fund Mid Cap Value	02	2003	10.655	13.041	20,005
Lord Abbett Series Fund Mid Cap Value	02	2002	10.000	10.655	216

Lord Abbett Series Fund Mid Cap Value	03	2005	15.848	16.818	710
Lord Abbett Series Fund Mid Cap Value	03	2004	13.031	15.848	918
Lord Abbett Series Fund Mid Cap Value	03	2003	10.653	13.031	952
Lord Abbett Series Fund Mid Cap Value	03	2002	10.000	10.653	0

Lord Abbett Series Fund Mid Cap Value	04	2005	15.790	16.730	3,062
Lord Abbett Series Fund Mid Cap Value	04	2004	13.003	15.790	3,247
Lord Abbett Series Fund Mid Cap Value	04	2003	10.646	13.003	1,331
Lord Abbett Series Fund Mid Cap Value	04	2002	10.000	10.646	370

Lord Abbett Series Fund Mid Cap Value	05	2005	15.771	16.701	0
Lord Abbett Series Fund Mid Cap Value	05	2004	12.994	15.771	0
Lord Abbett Series Fund Mid Cap Value	05	2003	10.644	12.994	0
Lord Abbett Series Fund Mid Cap Value	05	2002	10.000	10.644	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.712	16.614	0
Lord Abbett Series Fund Mid Cap Value	06	2004	12.966	15.712	0
Lord Abbett Series Fund Mid Cap Value	06	2003	10.638	12.966	0
Lord Abbett Series Fund Mid Cap Value	06	2002	10.000	10.638	0

MFS/Sun Life Capital Appreciation Series S Class	01	2005	14.485	14.329	0
MFS/Sun Life Capital Appreciation Series S Class	01	2004	13.301	14.485	0
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.542	13.301	0
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.000	10.542	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	14.414	14.230	0
MFS/Sun Life Capital Appreciation Series S Class	02	2004	13.263	14.414	0
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.534	13.263	0
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.000	10.534	0

MFS/Sun Life Capital Appreciation Series S Class	03	2005	14.396	14.206	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	13.254	14.396	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.532	13.254	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.000	10.532	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	14.343	14.132	0
MFS/Sun Life Capital Appreciation Series S Class	04	2004	13.225	14.343	0
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.525	13.225	0
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.000	10.525	0

MFS/Sun Life Capital Appreciation Series S Class	05	2005	14.325	14.107	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	13.216	14.325	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.523	13.216	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.000	10.523	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	14.273	14.034	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	13.187	14.273	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	10.516	13.187	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.000	10.516	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	14.973	16.029	0
MFS/Sun Life Emerging Growth Series S Class	01	2004	13.484	14.973	0
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.460	13.484	0
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.000	10.460	0

MFS/Sun Life Emerging Growth Series S Class	02	2005	14.900	15.918	2,296
MFS/Sun Life Emerging Growth Series S Class	02	2004	13.446	14.900	0
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.451	13.446	0
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.000	10.451	0

MFS/Sun Life Emerging Growth Series S Class	03	2005	14.881	15.890	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	13.436	14.881	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.449	13.436	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.000	10.449	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	14.826	15.808	1,838
MFS/Sun Life Emerging Growth Series S Class	04	2004	13.407	14.826	1,812
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.443	13.407	1,759
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.000	10.443	1,755

MFS/Sun Life Emerging Growth Series S Class	05	2005	14.808	15.780	400
MFS/Sun Life Emerging Growth Series S Class	05	2004	13.398	14.808	433
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.441	13.398	469
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.000	10.441	497

MFS/Sun Life Emerging Growth Series S Class	06	2005	14.754	15.698	0
MFS/Sun Life Emerging Growth Series S Class	06	2004	13.369	14.754	0
MFS/Sun Life Emerging Growth Series S Class	06	2003	10.434	13.369	0
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.000	10.434	0

MFS/Sun Life Government Securities Series S Class	01	2005	10.432	10.461	8,764
MFS/Sun Life Government Securities Series S Class	01	2004	10.249	10.432	8,888
MFS/Sun Life Government Securities Series S Class	01	2003	10.235	10.249	27,174
MFS/Sun Life Government Securities Series S Class	01	2002	10.000	10.235	324

MFS/Sun Life Government Securities Series S Class	02	2005	10.381	10.388	4,228
MFS/Sun Life Government Securities Series S Class	02	2004	10.219	10.381	4,977
MFS/Sun Life Government Securities Series S Class	02	2003	10.226	10.219	26,232
MFS/Sun Life Government Securities Series S Class	02	2002	10.000	10.226	9,478

MFS/Sun Life Government Securities Series S Class	03	2005	10.368	10.370	0
MFS/Sun Life Government Securities Series S Class	03	2004	10.212	10.368	0
MFS/Sun Life Government Securities Series S Class	03	2003	10.224	10.212	0
MFS/Sun Life Government Securities Series S Class	03	2002	10.000	10.224	0

MFS/Sun Life Government Securities Series S Class	04	2005	10.330	10.316	1,942
MFS/Sun Life Government Securities Series S Class	04	2004	10.190	10.330	1,945
MFS/Sun Life Government Securities Series S Class	04	2003	10.218	10.190	1,948
MFS/Sun Life Government Securities Series S Class	04	2002	10.000	10.218	4,215

MFS/Sun Life Government Securities Series S Class	05	2005	10.317	10.298	0
MFS/Sun Life Government Securities Series S Class	05	2004	10.183	10.317	0
MFS/Sun Life Government Securities Series S Class	05	2003	10.216	10.183	0
MFS/Sun Life Government Securities Series S Class	05	2002	10.000	10.216	0

MFS/Sun Life Government Securities Series S Class	06	2005	10.279	10.245	0
MFS/Sun Life Government Securities Series S Class	06	2004	10.161	10.279	0
MFS/Sun Life Government Securities Series S Class	06	2003	10.209	10.161	0
MFS/Sun Life Government Securities Series S Class	06	2002	10.000	10.209	0

MFS/Sun Life High Yield Series S Class	01	2005	13.463	13.491	712
MFS/Sun Life High Yield Series S Class	01	2004	12.523	13.463	984
MFS/Sun Life High Yield Series S Class	01	2003	10.510	12.523	5,938
MFS/Sun Life High Yield Series S Class	01	2002	10.000	10.510	473

MFS/Sun Life High Yield Series S Class	02	2005	13.397	13.397	0
MFS/Sun Life High Yield Series S Class	02	2004	12.487	13.397	0
MFS/Sun Life High Yield Series S Class	02	2003	10.502	12.487	1,324
MFS/Sun Life High Yield Series S Class	02	2002	10.000	10.502	0

MFS/Sun Life High Yield Series S Class	03	2005	13.380	13.374	0
MFS/Sun Life High Yield Series S Class	03	2004	12.478	13.380	0
MFS/Sun Life High Yield Series S Class	03	2003	10.499	12.478	0
MFS/Sun Life High Yield Series S Class	03	2002	10.000	10.499	0

MFS/Sun Life High Yield Series S Class	04	2005	13.331	13.304	774
MFS/Sun Life High Yield Series S Class	04	2004	12.451	13.331	775
MFS/Sun Life High Yield Series S Class	04	2003	10.493	12.451	776
MFS/Sun Life High Yield Series S Class	04	2002	10.000	10.493	294

MFS/Sun Life High Yield Series S Class	05	2005	13.315	13.281	0
MFS/Sun Life High Yield Series S Class	05	2004	12.442	13.315	0
MFS/Sun Life High Yield Series S Class	05	2003	10.491	12.442	0
MFS/Sun Life High Yield Series S Class	05	2002	10.000	10.491	0

MFS/Sun Life High Yield Series S Class	06	2005	13.266	13.212	0
MFS/Sun Life High Yield Series S Class	06	2004	12.415	13.266	0
MFS/Sun Life High Yield Series S Class	06	2003	10.484	12.415	0
MFS/Sun Life High Yield Series S Class	06	2002	10.000	10.484	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	13.292	13.609	111
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	12.365	13.292	227
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.240	12.365	227
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.000	10.240	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	13.227	13.515	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	12.330	13.227	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.231	12.330	12,372
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.000	10.231	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	13.211	13.492	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	12.321	13.211	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.229	12.321	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.000	10.229	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	13.162	13.422	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	12.295	13.162	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.223	12.295	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.000	10.223	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	13.146	13.398	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	12.286	13.146	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.221	12.286	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.000	10.221	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	13.097	13.329	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	12.259	13.097	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	10.214	12.259	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.000	10.214	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	13.801	14.574	145
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	12.566	13.801	74
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	10.439	12.566	114
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	10.000	10.439	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	13.734	14.473	2,526
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	12.530	13.734	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	10.431	12.530	3,507
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	10.000	10.431	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	13.717	14.448	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	12.521	13.717	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	10.428	12.521	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	10.000	10.428	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	13.667	14.373	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	12.494	13.667	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	10.422	12.494	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	10.000	10.422	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	13.650	14.348	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	12.485	13.650	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	10.420	12.485	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	10.000	10.420	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	13.599	14.273	2,109
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	12.458	13.599	2,109
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	10.413	12.458	2,109
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	10.000	10.413	0

MFS/Sun Life New Discovery Series S Class	01	2005	14.383	14.840	9,072
MFS/Sun Life New Discovery Series S Class	01	2004	13.647	14.383	10,501
MFS/Sun Life New Discovery Series S Class	01	2003	10.283	13.647	7,195
MFS/Sun Life New Discovery Series S Class	01	2002	10.000	10.283	1,374

MFS/Sun Life New Discovery Series S Class	02	2005	14.313	14.737	14,170
MFS/Sun Life New Discovery Series S Class	02	2004	13.609	14.313	17,927
MFS/Sun Life New Discovery Series S Class	02	2003	10.274	13.609	8,736
MFS/Sun Life New Discovery Series S Class	02	2002	10.000	10.274	357

MFS/Sun Life New Discovery Series S Class	03	2005	14.295	14.712	0
MFS/Sun Life New Discovery Series S Class	03	2004	13.599	14.295	0
MFS/Sun Life New Discovery Series S Class	03	2003	10.272	13.599	0
MFS/Sun Life New Discovery Series S Class	03	2002	10.000	10.272	0

MFS/Sun Life New Discovery Series S Class	04	2005	14.242	14.635	1,027
MFS/Sun Life New Discovery Series S Class	04	2004	13.570	14.242	1,590
MFS/Sun Life New Discovery Series S Class	04	2003	10.266	13.570	1,204
MFS/Sun Life New Discovery Series S Class	04	2002	10.000	10.266	475

MFS/Sun Life New Discovery Series S Class	05	2005	14.225	14.610	0
MFS/Sun Life New Discovery Series S Class	05	2004	13.560	14.225	0
MFS/Sun Life New Discovery Series S Class	05	2003	10.264	13.560	0
MFS/Sun Life New Discovery Series S Class	05	2002	10.000	10.264	0

MFS/Sun Life New Discovery Series S Class	06	2005	14.172	14.534	0
MFS/Sun Life New Discovery Series S Class	06	2004	13.531	14.172	0
MFS/Sun Life New Discovery Series S Class	06	2003	10.257	13.531	0
MFS/Sun Life New Discovery Series S Class	06	2002	10.000	10.257	0

MFS/Sun Life Total Return Series S Class	01	2005	13.193	13.334	11,020
MFS/Sun Life Total Return Series S Class	01	2004	12.076	13.193	17,701
MFS/Sun Life Total Return Series S Class	01	2003	10.514	12.076	18,564
MFS/Sun Life Total Return Series S Class	01	2002	10.000	10.514	0

MFS/Sun Life Total Return Series S Class	02	2005	13.128	13.241	56,968
MFS/Sun Life Total Return Series S Class	02	2004	12.041	13.128	55,228
MFS/Sun Life Total Return Series S Class	02	2003	10.506	12.041	75,637
MFS/Sun Life Total Return Series S Class	02	2002	10.000	10.506	30,376

MFS/Sun Life Total Return Series S Class	03	2005	13.112	13.218	710
MFS/Sun Life Total Return Series S Class	03	2004	12.032	13.112	919
MFS/Sun Life Total Return Series S Class	03	2003	10.504	12.032	952
MFS/Sun Life Total Return Series S Class	03	2002	10.000	10.504	0

MFS/Sun Life Total Return Series S Class	04	2005	13.064	13.150	2,866
MFS/Sun Life Total Return Series S Class	04	2004	12.007	13.064	1,031
MFS/Sun Life Total Return Series S Class	04	2003	10.497	12.007	1,008
MFS/Sun Life Total Return Series S Class	04	2002	10.000	10.497	23

MFS/Sun Life Total Return Series S Class	05	2005	13.048	13.127	0
MFS/Sun Life Total Return Series S Class	05	2004	11.998	13.048	0
MFS/Sun Life Total Return Series S Class	05	2003	10.495	11.998	0
MFS/Sun Life Total Return Series S Class	05	2002	10.000	10.495	0

MFS/Sun Life Total Return Series S Class	06	2005	12.999	13.058	2,153
MFS/Sun Life Total Return Series S Class	06	2004	11.972	12.999	2,153
MFS/Sun Life Total Return Series S Class	06	2003	10.488	11.972	2,153
MFS/Sun Life Total Return Series S Class	06	2002	10.000	10.488	0

MFS/Sun Life Utilities Series S Class	01	2005	18.916	21.751	888
MFS/Sun Life Utilities Series S Class	01	2004	14.801	18.916	870
MFS/Sun Life Utilities Series S Class	01	2003	11.069	14.801	258
MFS/Sun Life Utilities Series S Class	01	2002	10.000	11.069	0

MFS/Sun Life Utilities Series S Class	02	2005	18.823	21.601	0
MFS/Sun Life Utilities Series S Class	02	2004	14.759	18.823	0
MFS/Sun Life Utilities Series S Class	02	2003	11.060	14.759	0
MFS/Sun Life Utilities Series S Class	02	2002	10.000	11.060	0

MFS/Sun Life Utilities Series S Class	03	2005	18.800	21.564	0
MFS/Sun Life Utilities Series S Class	03	2004	14.748	18.800	0
MFS/Sun Life Utilities Series S Class	03	2003	11.057	14.748	0
MFS/Sun Life Utilities Series S Class	03	2002	10.000	11.057	0

MFS/Sun Life Utilities Series S Class	04	2005	18.731	21.451	1,755
MFS/Sun Life Utilities Series S Class	04	2004	14.717	18.731	1,875
MFS/Sun Life Utilities Series S Class	04	2003	11.051	14.717	817
MFS/Sun Life Utilities Series S Class	04	2002	10.000	11.051	853

MFS/Sun Life Utilities Series S Class	05	2005	18.708	21.414	0
MFS/Sun Life Utilities Series S Class	05	2004	14.706	18.708	0
MFS/Sun Life Utilities Series S Class	05	2003	11.048	14.706	0
MFS/Sun Life Utilities Series S Class	05	2002	10.000	11.048	0

MFS/Sun Life Utilities Series S Class	06	2005	18.639	21.303	0
MFS/Sun Life Utilities Series S Class	06	2004	14.674	18.639	0
MFS/Sun Life Utilities Series S Class	06	2003	11.041	14.674	0
MFS/Sun Life Utilities Series S Class	06	2002	10.000	11.041	0

PIMCO Emerging Markets Bond Portfolio	01	2005	16.578	18.055	13,038
PIMCO Emerging Markets Bond Portfolio	01	2004	15.042	16.578	15,941
PIMCO Emerging Markets Bond Portfolio	01	2003	11.620	15.042	10,427
PIMCO Emerging Markets Bond Portfolio	01	2002	10.000	11.620	131

PIMCO Emerging Markets Bond Portfolio	02	2005	16.502	17.936	20,769
PIMCO Emerging Markets Bond Portfolio	02	2004	15.004	16.502	24,532
PIMCO Emerging Markets Bond Portfolio	02	2003	11.614	15.004	14,058
PIMCO Emerging Markets Bond Portfolio	02	2002	10.000	11.614	1,252

PIMCO Emerging Markets Bond Portfolio	03	2005	16.483	17.906	0
PIMCO Emerging Markets Bond Portfolio	03	2004	14.994	16.483	0
PIMCO Emerging Markets Bond Portfolio	03	2003	11.612	14.994	0
PIMCO Emerging Markets Bond Portfolio	03	2002	10.000	11.612	0

PIMCO Emerging Markets Bond Portfolio	04	2005	16.427	17.817	745
PIMCO Emerging Markets Bond Portfolio	04	2004	14.966	16.427	1,105
PIMCO Emerging Markets Bond Portfolio	04	2003	11.608	14.966	1,088
PIMCO Emerging Markets Bond Portfolio	04	2002	10.000	11.608	346

PIMCO Emerging Markets Bond Portfolio	05	2005	16.408	17.787	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.956	16.408	0
PIMCO Emerging Markets Bond Portfolio	05	2003	11.606	14.956	0
PIMCO Emerging Markets Bond Portfolio	05	2002	10.000	11.606	0

PIMCO Emerging Markets Bond Portfolio	06	2005	16.351	17.699	0
PIMCO Emerging Markets Bond Portfolio	06	2004	14.927	16.351	0
PIMCO Emerging Markets Bond Portfolio	06	2003	11.602	14.927	0
PIMCO Emerging Markets Bond Portfolio	06	2002	10.000	11.602	0

PIMCO High Yield Portfolio	01	2005	14.087	14.419	21,889
PIMCO High Yield Portfolio	01	2004	13.080	14.087	24,518
PIMCO High Yield Portfolio	01	2003	10.826	13.080	16,597
PIMCO High Yield Portfolio	01	2002	10.000	10.826	129

PIMCO High Yield Portfolio	02	2005	14.022	14.324	33,985
PIMCO High Yield Portfolio	02	2004	13.047	14.022	38,553
PIMCO High Yield Portfolio	02	2003	10.820	13.047	23,765
PIMCO High Yield Portfolio	02	2002	10.000	10.820	5,290

PIMCO High Yield Portfolio	03	2005	14.006	14.300	0
PIMCO High Yield Portfolio	03	2004	13.038	14.006	0
PIMCO High Yield Portfolio	03	2003	10.819	13.038	0
PIMCO High Yield Portfolio	03	2002	10.000	10.819	0

PIMCO High Yield Portfolio	04	2005	13.958	14.229	1,402
PIMCO High Yield Portfolio	04	2004	13.013	13.958	1,835
PIMCO High Yield Portfolio	04	2003	10.815	13.013	1,660
PIMCO High Yield Portfolio	04	2002	10.000	10.815	462

PIMCO High Yield Portfolio	05	2005	13.942	14.206	0
PIMCO High Yield Portfolio	05	2004	13.005	13.942	0
PIMCO High Yield Portfolio	05	2003	10.814	13.005	0
PIMCO High Yield Portfolio	05	2002	10.000	10.814	0

PIMCO High Yield Portfolio	06	2005	13.894	14.135	1,994
PIMCO High Yield Portfolio	06	2004	12.980	13.894	1,994
PIMCO High Yield Portfolio	06	2003	10.809	12.980	1,994
PIMCO High Yield Portfolio	06	2002	10.000	10.809	0

PIMCO Real Return Portfolio	01	2005	11.542	11.584	11,737
PIMCO Real Return Portfolio	01	2004	10.781	11.542	11,373
PIMCO Real Return Portfolio	01	2003	10.075	10.781	10,986
PIMCO Real Return Portfolio	01	2002	10.000	10.075	0

PIMCO Real Return Portfolio	02	2005	11.489	11.508	8,436
PIMCO Real Return Portfolio	02	2004	10.753	11.489	9,100
PIMCO Real Return Portfolio	02	2003	10.070	10.753	12,722
PIMCO Real Return Portfolio	02	2002	10.000	10.070	680

PIMCO Real Return Portfolio	03	2005	11.476	11.489	0
PIMCO Real Return Portfolio	03	2004	10.746	11.476	0
PIMCO Real Return Portfolio	03	2003	10.068	10.746	0
PIMCO Real Return Portfolio	03	2002	10.000	10.068	0

PIMCO Real Return Portfolio	04	2005	11.436	11.432	604
PIMCO Real Return Portfolio	04	2004	10.726	11.436	609
PIMCO Real Return Portfolio	04	2003	10.065	10.726	481
PIMCO Real Return Portfolio	04	2002	10.000	10.065	6,040

PIMCO Real Return Portfolio	05	2005	11.423	11.413	0
PIMCO Real Return Portfolio	05	2004	10.719	11.423	0
PIMCO Real Return Portfolio	05	2003	10.063	10.719	0
PIMCO Real Return Portfolio	05	2002	10.000	10.063	0

PIMCO Real Return Portfolio	06	2005	11.384	11.356	0
PIMCO Real Return Portfolio	06	2004	10.698	11.384	0
PIMCO Real Return Portfolio	06	2003	10.059	10.698	0
PIMCO Real Return Portfolio	06	2002	10.000	10.059	0

PIMCO Total Return Portfolio	01	2005	10.868	10.946	33,367
PIMCO Total Return Portfolio	01	2004	10.541	10.868	54,414
PIMCO Total Return Portfolio	01	2003	10.208	10.541	35,837
PIMCO Total Return Portfolio	01	2002	10.000	10.208	717

PIMCO Total Return Portfolio	02	2005	10.818	10.873	93,202
PIMCO Total Return Portfolio	02	2004	10.514	10.818	110,532
PIMCO Total Return Portfolio	02	2003	10.203	10.514	97,914
PIMCO Total Return Portfolio	02	2002	10.000	10.203	6,909

PIMCO Total Return Portfolio	03	2005	10.806	10.855	0
PIMCO Total Return Portfolio	03	2004	10.507	10.806	0
PIMCO Total Return Portfolio	03	2003	10.201	10.507	3,886
PIMCO Total Return Portfolio	03	2002	10.000	10.201	0

PIMCO Total Return Portfolio	04	2005	10.768	10.801	1,966
PIMCO Total Return Portfolio	04	2004	10.487	10.768	2,521
PIMCO Total Return Portfolio	04	2003	10.197	10.487	3,401
PIMCO Total Return Portfolio	04	2002	10.000	10.197	245

PIMCO Total Return Portfolio	05	2005	10.756	10.784	0
PIMCO Total Return Portfolio	05	2004	10.480	10.756	0
PIMCO Total Return Portfolio	05	2003	10.196	10.480	0
PIMCO Total Return Portfolio	05	2002	10.000	10.196	0

PIMCO Total Return Portfolio	06	2005	10.719	10.730	0
PIMCO Total Return Portfolio	06	2004	10.460	10.719	0
PIMCO Total Return Portfolio	06	2003	10.192	10.460	0
PIMCO Total Return Portfolio	06	2002	10.000	10.192	0

Rydex VT Nova Fund	01	2005	16.281	16.640	0
Rydex VT Nova Fund	01	2004	14.451	16.281	0
Rydex VT Nova Fund	01	2003	10.561	14.451	0
Rydex VT Nova Fund	01	2002	10.000	10.561	0

Rydex VT Nova Fund	02	2005	16.202	16.525	962
Rydex VT Nova Fund	02	2004	14.409	16.202	962
Rydex VT Nova Fund	02	2003	10.552	14.409	951
Rydex VT Nova Fund	02	2002	10.000	10.552	0

Rydex VT Nova Fund	03	2005	16.182	16.496	0
Rydex VT Nova Fund	03	2004	14.399	16.182	0
Rydex VT Nova Fund	03	2003	10.550	14.399	0
Rydex VT Nova Fund	03	2002	10.000	10.550	0

Rydex VT Nova Fund	04	2005	16.122	16.411	0
Rydex VT Nova Fund	04	2004	14.368	16.122	0
Rydex VT Nova Fund	04	2003	10.544	14.368	0
Rydex VT Nova Fund	04	2002	10.000	10.544	0

Rydex VT Nova Fund	05	2005	16.103	16.382	0
Rydex VT Nova Fund	05	2004	14.358	16.103	0
Rydex VT Nova Fund	05	2003	10.541	14.358	0
Rydex VT Nova Fund	05	2002	10.000	10.541	0

Rydex VT Nova Fund	06	2005	16.043	16.297	0
Rydex VT Nova Fund	06	2004	14.327	16.043	0
Rydex VT Nova Fund	06	2003	10.535	14.327	0
Rydex VT Nova Fund	06	2002	10.000	10.535	0

Rydex VT OTC Fund	01	2005	17.326	17.221	0
Rydex VT OTC Fund	01	2004	16.119	17.326	98
Rydex VT OTC Fund	01	2003	11.276	16.119	98
Rydex VT OTC Fund	01	2002	10.000	11.276	0

Rydex VT OTC Fund	02	2005	17.241	17.102	1,627
Rydex VT OTC Fund	02	2004	16.073	17.241	5,533
Rydex VT OTC Fund	02	2003	11.267	16.073	1,627
Rydex VT OTC Fund	02	2002	10.000	11.267	1,627

Rydex VT OTC Fund	03	2005	17.220	17.073	0
Rydex VT OTC Fund	03	2004	16.062	17.220	0
Rydex VT OTC Fund	03	2003	11.265	16.062	0
Rydex VT OTC Fund	03	2002	10.000	11.265	0

Rydex VT OTC Fund	04	2005	17.156	16.984	0
Rydex VT OTC Fund	04	2004	16.027	17.156	0
Rydex VT OTC Fund	04	2003	11.258	16.027	0
Rydex VT OTC Fund	04	2002	10.000	11.258	0

Rydex VT OTC Fund	05	2005	17.135	16.955	0
Rydex VT OTC Fund	05	2004	16.016	17.135	0
Rydex VT OTC Fund	05	2003	11.255	16.016	0
Rydex VT OTC Fund	05	2002	10.000	11.255	0

Rydex VT OTC Fund	06	2005	17.072	16.866	0
Rydex VT OTC Fund	06	2004	15.981	17.072	0
Rydex VT OTC Fund	06	2003	11.248	15.981	0
Rydex VT OTC Fund	06	2002	10.000	11.248	0

Sun Cap Value Small Cap Portfolio	01	2005	16.234	16.650	9,068
Sun Cap Value Small Cap Portfolio	01	2004	13.945	16.234	10,138
Sun Cap Value Small Cap Portfolio	01	2003	10.017	13.945	7,314
Sun Cap Value Small Cap Portfolio	01	2002	10.000	10.017	1,502

Sun Cap Value Small Cap Portfolio	02	2005	16.154	16.535	19,163
Sun Cap Value Small Cap Portfolio	02	2004	13.905	16.154	23,682
Sun Cap Value Small Cap Portfolio	02	2003	10.008	13.905	11,774
Sun Cap Value Small Cap Portfolio	02	2002	10.000	10.008	3,140

Sun Cap Value Small Cap Portfolio	03	2005	16.134	16.506	0
Sun Cap Value Small Cap Portfolio	03	2004	13.895	16.134	0
Sun Cap Value Small Cap Portfolio	03	2003	10.006	13.895	0
Sun Cap Value Small Cap Portfolio	03	2002	10.000	10.006	0

Sun Cap Value Small Cap Portfolio	04	2005	16.075	16.420	1,079
Sun Cap Value Small Cap Portfolio	04	2004	13.865	16.075	1,428
Sun Cap Value Small Cap Portfolio	04	2003	10.000	13.865	1,199
Sun Cap Value Small Cap Portfolio	04	2002	10.000	10.000	489

Sun Cap Value Small Cap Portfolio	05	2005	16.055	16.392	0
Sun Cap Value Small Cap Portfolio	05	2004	13.855	16.055	0
Sun Cap Value Small Cap Portfolio	05	2003	9.998	13.855	0
Sun Cap Value Small Cap Portfolio	05	2002	10.000	9.998	0

Sun Cap Value Small Cap Portfolio	06	2005	15.996	16.306	0
Sun Cap Value Small Cap Portfolio	06	2004	13.826	15.996	0
Sun Cap Value Small Cap Portfolio	06	2003	9.992	13.826	0
Sun Cap Value Small Cap Portfolio	06	2002	10.000	9.992	0

Sun Capital All Cap Fund	01	2005	19.893	19.416	0
Sun Capital All Cap Fund	01	2004	16.810	19.893	0
Sun Capital All Cap Fund	01	2003	11.185	16.810	0
Sun Capital All Cap Fund	01	2002	10.000	11.185	0

Sun Capital All Cap Fund	02	2005	19.795	19.281	1,769
Sun Capital All Cap Fund	02	2004	16.762	19.795	3,539
Sun Capital All Cap Fund	02	2003	11.176	16.762	0
Sun Capital All Cap Fund	02	2002	10.000	11.176	0

Sun Capital All Cap Fund	03	2005	19.771	19.248	0
Sun Capital All Cap Fund	03	2004	16.750	19.771	0
Sun Capital All Cap Fund	03	2003	11.173	16.750	0
Sun Capital All Cap Fund	03	2002	10.000	11.173	0

Sun Capital All Cap Fund	04	2005	19.698	19.148	0
Sun Capital All Cap Fund	04	2004	16.714	19.698	0
Sun Capital All Cap Fund	04	2003	11.166	16.714	0
Sun Capital All Cap Fund	04	2002	10.000	11.166	0

Sun Capital All Cap Fund	05	2005	19.674	19.115	0
Sun Capital All Cap Fund	05	2004	16.702	19.674	0
Sun Capital All Cap Fund	05	2003	11.164	16.702	0
Sun Capital All Cap Fund	05	2002	10.000	11.164	0

Sun Capital All Cap Fund	06	2005	19.602	19.015	0
Sun Capital All Cap Fund	06	2004	16.666	19.602	0
Sun Capital All Cap Fund	06	2003	11.157	16.666	0
Sun Capital All Cap Fund	06	2002	10.000	11.157	0

Sun Capital Blue Chip Mid	01	2005	15.975	18.313	8,183
Sun Capital Blue Chip Mid	01	2004	13.993	15.975	8,874
Sun Capital Blue Chip Mid	01	2003	10.460	13.993	7,922
Sun Capital Blue Chip Mid	01	2002	10.000	10.460	1,237

Sun Capital Blue Chip Mid	02	2005	15.897	18.187	7,975
Sun Capital Blue Chip Mid	02	2004	13.953	15.897	11,199
Sun Capital Blue Chip Mid	02	2003	10.451	13.953	2,841
Sun Capital Blue Chip Mid	02	2002	10.000	10.451	217

Sun Capital Blue Chip Mid	03	2005	15.878	18.155	0
Sun Capital Blue Chip Mid	03	2004	13.943	15.878	0
Sun Capital Blue Chip Mid	03	2003	10.449	13.943	0
Sun Capital Blue Chip Mid	03	2002	10.000	10.449	0

Sun Capital Blue Chip Mid	04	2005	15.819	18.060	756
Sun Capital Blue Chip Mid	04	2004	13.913	15.819	1,127
Sun Capital Blue Chip Mid	04	2003	10.442	13.913	747
Sun Capital Blue Chip Mid	04	2002	10.000	10.442	330

Sun Capital Blue Chip Mid	05	2005	15.800	18.029	0
Sun Capital Blue Chip Mid	05	2004	13.903	15.800	0
Sun Capital Blue Chip Mid	05	2003	10.440	13.903	0
Sun Capital Blue Chip Mid	05	2002	10.000	10.440	0

Sun Capital Blue Chip Mid	06	2005	15.742	17.935	0
Sun Capital Blue Chip Mid	06	2004	13.873	15.742	0
Sun Capital Blue Chip Mid	06	2003	10.434	13.873	0
Sun Capital Blue Chip Mid	06	2002	10.000	10.434	0

Sun Capital Davis Venture Value Fund	01	2005	14.918	16.092	2,119
Sun Capital Davis Venture Value Fund	01	2004	13.496	14.918	3,291
Sun Capital Davis Venture Value Fund	01	2003	10.520	13.496	2,244
Sun Capital Davis Venture Value Fund	01	2002	10.000	10.520	0

Sun Capital Davis Venture Value Fund	02	2005	14.845	15.981	8,739
Sun Capital Davis Venture Value Fund	02	2004	13.458	14.845	10,747
Sun Capital Davis Venture Value Fund	02	2003	10.512	13.458	7,556
Sun Capital Davis Venture Value Fund	02	2002	10.000	10.512	2,660

Sun Capital Davis Venture Value Fund	03	2005	14.827	15.953	0
Sun Capital Davis Venture Value Fund	03	2004	13.448	14.827	0
Sun Capital Davis Venture Value Fund	03	2003	10.509	13.448	0
Sun Capital Davis Venture Value Fund	03	2002	10.000	10.509	0

Sun Capital Davis Venture Value Fund	04	2005	14.772	15.870	0
Sun Capital Davis Venture Value Fund	04	2004	13.419	14.772	0
Sun Capital Davis Venture Value Fund	04	2003	10.503	13.419	3,082
Sun Capital Davis Venture Value Fund	04	2002	10.000	10.503	3,071

Sun Capital Davis Venture Value Fund	05	2005	14.754	15.843	406
Sun Capital Davis Venture Value Fund	05	2004	13.409	14.754	440
Sun Capital Davis Venture Value Fund	05	2003	10.501	13.409	477
Sun Capital Davis Venture Value Fund	05	2002	10.000	10.501	505

Sun Capital Davis Venture Value Fund	06	2005	14.700	15.760	0
Sun Capital Davis Venture Value Fund	06	2004	13.381	14.700	0
Sun Capital Davis Venture Value Fund	06	2003	10.494	13.381	0
Sun Capital Davis Venture Value Fund	06	2002	10.000	10.494	0

Sun Capital Investment Grade Bond Fund	01	2005	11.676	11.703	4,915
Sun Capital Investment Grade Bond Fund	01	2004	11.162	11.676	3,263
Sun Capital Investment Grade Bond Fund	01	2003	10.355	11.162	2,389
Sun Capital Investment Grade Bond Fund	01	2002	10.000	10.355	320

Sun Capital Investment Grade Bond Fund	02	2005	11.619	11.622	2,228
Sun Capital Investment Grade Bond Fund	02	2004	11.130	11.619	1,159
Sun Capital Investment Grade Bond Fund	02	2003	10.347	11.130	4,652
Sun Capital Investment Grade Bond Fund	02	2002	10.000	10.347	654

Sun Capital Investment Grade Bond Fund	03	2005	11.604	11.602	732
Sun Capital Investment Grade Bond Fund	03	2004	11.122	11.604	947
Sun Capital Investment Grade Bond Fund	03	2003	10.344	11.122	982
Sun Capital Investment Grade Bond Fund	03	2002	10.000	10.344	0

Sun Capital Investment Grade Bond Fund	04	2005	11.562	11.542	1,226
Sun Capital Investment Grade Bond Fund	04	2004	11.098	11.562	1,227
Sun Capital Investment Grade Bond Fund	04	2003	10.338	11.098	1,228
Sun Capital Investment Grade Bond Fund	04	2002	10.000	10.338	334

Sun Capital Investment Grade Bond Fund	05	2005	11.548	11.522	0
Sun Capital Investment Grade Bond Fund	05	2004	11.090	11.548	0
Sun Capital Investment Grade Bond Fund	05	2003	10.336	11.090	0
Sun Capital Investment Grade Bond Fund	05	2002	10.000	10.336	0

Sun Capital Investment Grade Bond Fund	06	2005	11.505	11.462	0
Sun Capital Investment Grade Bond Fund	06	2004	11.066	11.505	0
Sun Capital Investment Grade Bond Fund	06	2003	10.329	11.066	0
Sun Capital Investment Grade Bond Fund	06	2002	10.000	10.329	0

Sun Capital Money Market Fund	01	2005	9.760	9.859	52,758
Sun Capital Money Market Fund	01	2004	9.856	9.760	32,146
Sun Capital Money Market Fund	01	2003	9.972	9.856	95,760
Sun Capital Money Market Fund	01	2002	10.000	9.972	456

Sun Capital Money Market Fund	02	2005	9.712	9.791	24,719
Sun Capital Money Market Fund	02	2004	9.828	9.712	39,113
Sun Capital Money Market Fund	02	2003	9.964	9.828	17,614
Sun Capital Money Market Fund	02	2002	10.000	9.964	0

Sun Capital Money Market Fund	03	2005	9.700	9.774	0
Sun Capital Money Market Fund	03	2004	9.821	9.700	0
Sun Capital Money Market Fund	03	2003	9.961	9.821	0
Sun Capital Money Market Fund	03	2002	10.000	9.961	0

Sun Capital Money Market Fund	04	2005	9.664	9.723	49
Sun Capital Money Market Fund	04	2004	9.800	9.664	3,076
Sun Capital Money Market Fund	04	2003	9.955	9.800	4,136
Sun Capital Money Market Fund	04	2002	10.000	9.955	167

Sun Capital Money Market Fund	05	2005	9.652	9.706	0
Sun Capital Money Market Fund	05	2004	9.793	9.652	0
Sun Capital Money Market Fund	05	2003	9.953	9.793	0
Sun Capital Money Market Fund	05	2002	10.000	9.953	0

Sun Capital Money Market Fund	06	2005	9.617	9.655	0
Sun Capital Money Market Fund	06	2004	9.772	9.617	0
Sun Capital Money Market Fund	06	2003	9.947	9.772	0
Sun Capital Money Market Fund	06	2002	10.000	9.947	0

Sun Capital Real Estate Fund	01	2005	17.648	19.026	8,592
Sun Capital Real Estate Fund	01	2004	13.467	17.648	9,154
Sun Capital Real Estate Fund	01	2003	10.077	13.467	6,487
Sun Capital Real Estate Fund	01	2002	10.000	10.077	510

Sun Capital Real Estate Fund	02	2005	17.561	18.895	11,942
Sun Capital Real Estate Fund	02	2004	13.428	17.561	14,343
Sun Capital Real Estate Fund	02	2003	10.069	13.428	13,460
Sun Capital Real Estate Fund	02	2002	10.000	10.069	1,244

Sun Capital Real Estate Fund	03	2005	17.540	18.862	0
Sun Capital Real Estate Fund	03	2004	13.419	17.540	0
Sun Capital Real Estate Fund	03	2003	10.066	13.419	0
Sun Capital Real Estate Fund	03	2002	10.000	10.066	0

Sun Capital Real Estate Fund	04	2005	17.475	18.764	2,300
Sun Capital Real Estate Fund	04	2004	13.390	17.475	2,562
Sun Capital Real Estate Fund	04	2003	10.060	13.390	1,269
Sun Capital Real Estate Fund	04	2002	10.000	10.060	350

Sun Capital Real Estate Fund	05	2005	17.454	18.731	0
Sun Capital Real Estate Fund	05	2004	13.380	17.454	0
Sun Capital Real Estate Fund	05	2003	10.058	13.380	0
Sun Capital Real Estate Fund	05	2002	10.000	10.058	0

Sun Capital Real Estate Fund	06	2005	17.390	18.634	0
Sun Capital Real Estate Fund	06	2004	13.351	17.390	0
Sun Capital Real Estate Fund	06	2003	10.052	13.351	0
Sun Capital Real Estate Fund	06	2002	10.000	10.052	0

Templeton Foreign Securities Fund Class 2	01	2005	15.816	17.129	2,147
Templeton Foreign Securities Fund Class 2	01	2004	13.575	15.816	2,147
Templeton Foreign Securities Fund Class 2	01	2003	10.445	13.575	2,148
Templeton Foreign Securities Fund Class 2	01	2002	10.000	10.445	356

Templeton Foreign Securities Fund Class 2	02	2005	15.743	17.016	956
Templeton Foreign Securities Fund Class 2	02	2004	13.540	15.743	996
Templeton Foreign Securities Fund Class 2	02	2003	10.439	13.540	1,008
Templeton Foreign Securities Fund Class 2	02	2002	10.000	10.439	0

Templeton Foreign Securities Fund Class 2	03	2005	15.725	16.988	0
Templeton Foreign Securities Fund Class 2	03	2004	13.532	15.725	0
Templeton Foreign Securities Fund Class 2	03	2003	10.438	13.532	0
Templeton Foreign Securities Fund Class 2	03	2002	10.000	10.438	0

Templeton Foreign Securities Fund Class 2	04	2005	15.671	16.903	101
Templeton Foreign Securities Fund Class 2	04	2004	13.506	15.671	114
Templeton Foreign Securities Fund Class 2	04	2003	10.434	13.506	98
Templeton Foreign Securities Fund Class 2	04	2002	10.000	10.434	0

Templeton Foreign Securities Fund Class 2	05	2005	15.653	16.875	0
Templeton Foreign Securities Fund Class 2	05	2004	13.497	15.653	0
Templeton Foreign Securities Fund Class 2	05	2003	10.433	13.497	0
Templeton Foreign Securities Fund Class 2	05	2002	10.000	10.433	0

Templeton Foreign Securities Fund Class 2	06	2005	15.599	16.791	0
Templeton Foreign Securities Fund Class 2	06	2004	13.471	15.599	0
Templeton Foreign Securities Fund Class 2	06	2003	10.429	13.471	0
Templeton Foreign Securities Fund Class 2	06	2002	10.000	10.429	0

Templeton Growth Securities Fund Class 2	01	2005	15.680	16.781	102
Templeton Growth Securities Fund Class 2	01	2004	13.749	15.680	202
Templeton Growth Securities Fund Class 2	01	2003	10.585	13.749	119
Templeton Growth Securities Fund Class 2	01	2002	10.000	10.585	0

Templeton Growth Securities Fund Class 2	02	2005	15.608	16.670	11,925
Templeton Growth Securities Fund Class 2	02	2004	13.714	15.608	8,765
Templeton Growth Securities Fund Class 2	02	2003	10.579	13.714	6,855
Templeton Growth Securities Fund Class 2	02	2002	10.000	10.579	0

Templeton Growth Securities Fund Class 2	03	2005	15.590	16.642	0
Templeton Growth Securities Fund Class 2	03	2004	13.705	15.590	0
Templeton Growth Securities Fund Class 2	03	2003	10.578	13.705	0
Templeton Growth Securities Fund Class 2	03	2002	10.000	10.578	0

Templeton Growth Securities Fund Class 2	04	2005	15.537	16.559	0
Templeton Growth Securities Fund Class 2	04	2004	13.679	15.537	0
Templeton Growth Securities Fund Class 2	04	2003	10.574	13.679	0
Templeton Growth Securities Fund Class 2	04	2002	10.000	10.574	0

Templeton Growth Securities Fund Class 2	05	2005	15.519	16.532	0
Templeton Growth Securities Fund Class 2	05	2004	13.670	15.519	0
Templeton Growth Securities Fund Class 2	05	2003	10.572	13.670	0
Templeton Growth Securities Fund Class 2	05	2002	10.000	10.572	0

Templeton Growth Securities Fund Class 2	06	2005	15.465	16.450	0
Templeton Growth Securities Fund Class 2	06	2004	13.644	15.465	0
Templeton Growth Securities Fund Class 2	06	2003	10.568	13.644	0
Templeton Growth Securities Fund Class 2	06	2002	10.000	10.568	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

Telephone:

Toll Free (800) 752-7215

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

PART B

MAY 1, 2006

SUN LIFE FINANCIAL MASTERSSM ACCESS

COLUMBIA ALL STAR FREEDOM

FUTURITY SELECT FREEDOM

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial MastersSM Access, Columbia All-Star Freedom and Futurity Select Freedom Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company" or "Sun Life (U.S.)") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2006. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888) 786-2435.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION:

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.20% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

-	The assumed rate of earnings will be realistic.
-	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
-	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
-	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00006375 (the daily equivalent of the current maximum charge of 2.30% on an annual basis) gives a net investment factor of 1.00321136. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6113393 (14.5645672 X 1.00321136).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845294 (12.3456789 X 1.00322814 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.70% on an annual basis) X 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845294. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.29 (70.1112 X 12.3845294).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 2.00% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 23, 2006, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, the adoption of provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and the adoption of provisions of FASB Interpretation No 46R, Consolidation of Variable Interest Entities, effective December 31, 2003 as described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing therein (which reports dated April 7, 2006 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F express an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Revenues:
Premiums and annuity considerations	$ 51,982	$ 58,820	$ 60,518
Net investment income	1,112,529	1,134,257	1,208,750
Net derivative income (loss)	16,474	(98,419)	(203,200)
Net realized investment gains	16,925	96,074	134,085
Fee and other income	362,275	357,011	319,596

Total revenues	1,560,185	1,547,743	1,519,749

Benefits and expenses:
Interest credited	637,502	673,442	783,999
Interest expense	123,279	128,522	120,905
Policyowner benefits	187,013	141,377	201,248
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	243,821	82,876	98,398
Other operating expenses	196,543	214,495	184,472

Total benefits and expenses	1,388,158	1,240,712	1,389,022

Income before income tax expense, minority interest and cumulative effect of change in accounting principle	172,027	307,031	130,727

Income tax expense (benefit):
Federal	40,091	71,352	27,366
State	(2)	(98)	823
Income tax expense	40,089	71,254	28,189

Income before minority interest and cumulative
effect of change in accounting principles	131,938	235,777	102,538

Minority interest share of (loss) income	(1,214)	5,561	-

Income before cumulative effect of change in accounting principles	133,152	230,216	102,538

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	-	(8,940)	(7,547)

Net income	$ 133,152	$ 221,276	$ 94,991

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2005	2004
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)	$ 15,677,148	$ 16,692,987
Trading fixed maturities at fair value (amortized cost of $1,982,762 and $1,408,618 in 2005 and 2004, respectively)	1,984,848	1,491,028
Subordinated note from affiliate held-to-maturity (fair value of $645,755 and $689,132 in 2005 and 2004, respectively)	600,000	600,000
Short-term investments	-	23,957
Mortgage loans	1,739,370	1,465,896
Derivative instruments - receivable	487,947	566,401
Limited partnerships	222,148	304,809
Real estate	170,510	168,139
Policy loans	701,769	696,305
Other invested assets	554,917	791,541
Cash and cash equivalents	347,654	552,949
Total investments	22,486,311	23,354,012

Accrued investment income	261,507	279,679
Deferred policy acquisition costs	1,341,377	1,147,181
Value of business acquired	53,670	24,130
Deferred federal income taxes	4,360	-
Goodwill	701,451	701,451
Receivable for investments sold	79,860	21,213
Reinsurance receivable	1,860,680	1,928,365
Other assets	122,239	111,131
Separate account assets	19,095,391	19,120,381

Total assets	$ 46,006,846	$ 46,687,543

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,668,578	$ 18,846,238
Future contract and policy benefits	768,297	721,135
Payable for investments purchased	248,733	284,511
Accrued expenses and taxes	150,318	95,655
Deferred federal income taxes	-	64,610
Long-term debt	-	33,500
Debt payable to affiliates	1,125,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,652,517	1,697,348
Derivative instruments - payable	197,765	228,774
Other liabilities	766,657	1,010,006
Separate account liabilities	19,095,391	19,120,381

Total liabilities	43,281,082	43,734,984

Commitments and contingencies - Note 19
Minority interest	-	5,561

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2005 and 2004	$ 6,437	$ 6,437
Additional paid-in capital	2,138,880	2,131,888
Accumulated other comprehensive income	19,260	180,638
Retained earnings	561,187	628,035

Total stockholder's equity	2,725,764	2,946,998

Total liabilities and stockholder's equity	$ 46,006,846	$ 46,687,543

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,
	2005	2004	2003

Net income	$ 133,152	$ 221,276	$ 94,991
Other comprehensive income (loss)
Net change in unrealized holding (losses) gains on
available-for-sale securities, net of tax and policyholder amounts	(79,814)	23,103	158,442
Minimum pension liability adjustment, net of tax	(1,842)	-	-
Reclassification adjustments of realized investment gains into net income	(79,722)	(70,146)	(179,672)

Other comprehensive loss	(161,378)	(47,043)	(21,230)

Comprehensive (loss) income	$ (28,226)	$ 174,233	$ 73,761

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income	-	-	-	94,991	94,991
Other comprehensive loss	-	-	(21,230)	-	(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital	-	60,000	-	-	60,000
Dividends	-	-	-	(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Operating Activities:
Net income from operations	$ 133,152	$ 221,276	$ 94,991
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share	(1,214)	5,561	-
Amortization (accretion) of discount and premiums	60,195	82,123	112,761
Amortization of DAC and VOBA	243,821	82,876	98,398
Depreciation and amortization	3,985	3,025	1,730
Non cash derivative activity	(93,478)	(18,690)	144,091
Net realized gains on investments	(16,925)	(96,074)	(134,085)
Net losses (gains) on trading investments	80,324	7,237	(63,573)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(48,244)	(58,981)	15,789
Interest credited to contractholder deposits	637,502	671,101	781,834
Deferred federal income taxes	22,047	72,648	43,029
Cumulative effect of change in accounting principles, net of tax	-	8,940	7,547
Changes in assets and liabilities:
Deferred acquisition costs	(261,917)	(346,996)	(263,762)
Accrued investment income	17,916	5,545	(28,655)
Future contract and policy benefits	25,123	(42,530)	(854)
Other, net	155,865	211,882	127,056
Net sales (purchases) of trading fixed maturities	(651,921)	27,801	(60,321)
Net cash provided by operating activities	306,231	836,744	875,976

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,685,008	10,472,377	13,004,400
Net cash from sale of subsidiary	17,040	39,687	1,500
Other invested assets	483,700	144,145	127,944
Mortgage loans	117,438	205,740	339,735
Real estate	947	-	14,275
Purchases of:
Available-for-sale fixed maturities	(5,269,211)	(10,367,260)	(13,414,490)
Other invested assets	(171,539)	(910,784)	(4,926)
Mortgage loans	(390,376)	(698,776)	(338,627)
Real estate	(6,648)	(86,743)	(16,153)
Changes due to other investments, net	(239,910)	728,637	5,100
Net change in policy loans	(5,464)	(3,418)	(10,858)
Net change in short-term investments	(4,576)	705	153,355

Net cash provided by (used in) investing activities	$ 216,409	$ (475,690)	$ (138,745)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,720,141	$ 2,552,431	$ 2,461,677
Withdrawals from contractholder deposit funds	(3,404,468)	(2,867,815)	(3,411,004)
Net cash of Sun Capital Advisers, Inc	-	(2,910)	-
Issuance of debt	100,000	-	-
Dividends paid to stockholder	(150,600)	(150,000)	-
Additional capital contributed	-	60,000	-
Other, net	6,992	42,004	(145,258)
Net cash used in financing activities	(727,935)	(366,290)	(1,094,585)

Net change in cash and cash equivalents	(205,295)	(5,236)	(357,354)

Cash and cash equivalents, beginning of year	552,949	558,185	915,539

Cash and cash equivalents, end of year	$ 347,654	$ 552,949	$ 558,185

Supplemental Cash Flow Information
Interest paid	$ 122,474	$ 120,195	$ 118,302

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pre-tax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC - U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS (CONTINUED)

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New Accounting Pronouncements

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003.

In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/27	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/15	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/15	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/12	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/12	80,000	4,568
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR plus 35		100,000	2,279

				$ 1,125,000	$ 71,318

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000

Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013

Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 453,294	$ 453,070
Due after one year through five years	2,529,687	2,535,451
Due after five years through ten years	4,333,947	4,350,783
Due after ten years	3,069,107	3,136,218
Subtotal - Maturities available-for-sale	10,386,035	10,475,522
Asset-backed securities	5,234,792	5,201,626
Total Available-for-sale	$ 15,620,827	$ 15,667,148

Maturities of trading fixed securities:
Due in one year or less	$ 89,749	$ 90,981
Due after one year through five years	503,839	505,854
Due after five years through ten years	994,999	984,407
Due after ten years	184,627	195,920
Subtotal - Maturities of trading	1,773,214	1,777,162
Asset-backed securities	209,548	207,686
Total Trading	$ 1,982,762	$ 1,984,848

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 645,755

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2005	2004

Total mortgage loans	$ 1,739,370	$ 1,465,896

Real estate:
Held-for-sale	-	628
Held for production of income	170,510	167,511
Total real estate	$ 170,510	$ 168,139

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2005	2004
Property Type:
Office building	$ 703,927	$ 620,273
Residential	87,874	89,831
Retail	751,041	619,021
Industrial/warehouse	264,567	237,020
Other	108,743	75,536
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2005	2004
Geographic region:

Alabama	$ 8,070	$ 408
Arizona	48,113	45,753
California	144,829	137,387
Colorado	33,238	33,096
Connecticut	30,026	32,973
Delaware	15,194	15,847
Florida	140,592	116,327
Georgia	80,802	78,360
Illinois	23,118	10,473
Indiana	19,950	16,203
Kentucky	25,623	15,015
Louisiana	32,186	21,531
Maryland	64,724	57,323
Massachusetts	142,421	137,535
Michigan	6,799	8,719
Minnesota	53,157	46,341
Missouri	34,567	32,323
Nebraska	7,948	5,368
Nevada	7,509	8,055
New Jersey	36,042	31,943
New Mexico	7,386	7,633
New York	240,390	232,312
North Carolina	43,111	39,831
Ohio	128,525	93,896
Oregon	11,968	6,391
Pennsylvania	118,709	102,767
Tennessee	32,430	26,714
Texas	211,889	136,237
Utah	29,718	28,528
Virginia	17,386	18,378
Washington	73,326	68,389
Wisconsin	19,494	4,658
All other	26,912	24,967
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

At December 31, 2005, scheduled mortgage loan maturities were as follows:

2006	$ 11,745
2007	52,697
2008	45,809
2009	42,455
2010	72,676
Thereafter	1,513,988
Total	$ 1,739,370

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 775	$ 719
Fair value of retained interests	841	674
Weighted average life in years	2.32-2.96	1.00-4.36

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	785	621
Fair value of retained interest as a result of a .30% of adverse change	757	595

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	839	672
Fair value of retained interest as a result of a 20% of adverse change	837	670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Commercial Mortgages

Prepayment speed	-
Weighted average life in years	14.123-14.84
Expected credit losses	-
Residual cash flows discount rate	5.65%-5.92%
Treasury rate interpolated for average life	4.37%-4.40%
Spread over treasuries	1.28%-1.52%
Duration in years	20.46-20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

Commercial Mortgages
Amortized cost of retained
Interests	$ 15,511
Fair value of retained interests	17,538
Weighted average life in years	13.69-14.10

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	17,528
Fair value of retained interest as a result of a .30% of adverse change	17,522

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	16,868
Fair value of retained interest as a result of a 20% of adverse change	16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2005	2004
Lease contract receivable	$ 25,914	$ 31,803
Less: non-recourse debt	(1,410)	(1,415)
Net Receivable	24,504	30,388
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(9,178)	(11,928)
Investment in leveraged leases	36,746	39,880
Less: fees	(138)	(138)
Net investment in leveraged leases	$ 36,608	$ 39,742

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:
	2005	2004	2003
Net expense on swap agreements	$ (64,915)	$ (62,514)	$ (87,721)
Change in fair value of swap agreements (interest rate, currency, and equity)	101,320	(43,977)	197,506
Change in fair value of options, futures and embedded derivatives	(19,931)	8,072	(312,985)
Total derivative income (losses)	$ 16,474	$ (98,419)	$ (203,200)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 21,873	$ 108,603	$ 159,474
Equity securities	(6)	3,375	(1,465)
Mortgage and other loans	614	858	25,528
Real estate	318	-	3,862
Other invested assets	12,741	(1,601)	4,800
Other than temporary declines	(29,707)	(32,494)	(62,834)
Gains on impaired assets	11,092	17,333	4,720

Total	$ 16,925	$ 96,074	$ 134,085

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 921,803	$ 1,030,973	$ 1,114,949
Mortgage and other loans	103,253	83,986	76,259
Real estate	11,047	11,615	6,952
Policy loans	37,595	42,821	43,335
Other	55,245	(19,715)	(20,364)
Gross investment income	1,128,943	1,149,680	1,221,131
Less: Investment expenses	16,414	15,423	12,381
Net investment income	$ 1,112,529	$ 1,134,257	$ 1,208,750

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 347,654	$ 347,654	$ 552,949	$ 552,949
Fixed maturities	18,261,996	18,307,751	18,784,015	18,873,147
Equity securities	15,427	15,427	1,006	1,006
Short-term investments	-	-	23,957	23,957
Mortgages	1,739,370	1,790,629	1,465,896	1,546,834
Derivatives instruments -receivables	487,947	487,947	566,401	566,401
Policy loans	701,769	701,769	696,305	696,305
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

Financial liabilities:
Policy liabilities	18,668,578	17,449,961	18,846,238	17,677,082
Derivative instruments - payables	197,765	197,765	228,774	228,774
Long-term debt	-	-	33,500	33,500
Long-term debt to affiliates	1,125,000	1,178,918	1,025,000	1,100,501
Partnership capital securities	607,826	645,755	607,826	689,132
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$ 54,915	$ 62,939	$ 67,959
Ceded	2,933	4,119	7,441
Net premiums	$ 51,982	$ 58,820	$ 60,518

Insurance and other individual policy benefits and claims:
Direct	$ 225,936	$ 170,381	$ 230,384
Ceded	38,923	29,004	29,136
Net policy benefits and claims	$ 187,013	$ 141,377	$ 201,248

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2005	2004
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 215,439	$ 191,689
Service cost	10,948	9,873
Interest cost	13,839	12,118
Actuarial loss (gain)	17,780	7,039
Benefits paid	(6,105)	(5,280)
Plan amendments	2,344	-
Curtailment loss (gain)	(24,700)	-
Projected benefit obligation at end of year	$ 229,545	$ 215,439

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 233,551	$ 205,737
Other	(1,250)	(1,050)
Actual return on plan assets	25,900	34,144
Benefits paid	(6,105)	(5,280)
Fair value of plan assets at end of year	$ 252,096	$ 233,551
Information on the funded status of the plan:
Funded status	$ 22,551	$ 18,112
Unrecognized net actuarial loss	7,802	19,339
Unrecognized transition obligation	(10,392)	(13,443)
Unrecognized prior service cost	3,945	7,421
4th quarter contribution	(1,550)	(1,250)
Prepaid benefit cost	$ 22,356	$ 30,179

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

	2005	2004

Plan assets	$ 211,612	$ 195,332
Projected benefit obligations	(219,802)	(206,748)
Funded status	$ (8,190)	$ (11,416)

Accumulated benefit obligation	$ 212,630	$ 180,201

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

	2005	2004	2003

Components of net periodic benefit cost:
Service cost	$ 10,948	$ 9,873	$ 8,954
Interest cost	13,839	12,118	10,494
Expected return on plan assets	(20,092)	(17,704)	(14,358)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	855
Curtailment loss (gain)	1,856	-	-
Recognized net actuarial loss	1,918	3,140	4,215
Net periodic benefit cost (benefit)	$ 6,273	$ 5,231	$ 7,109
The Company's share of net periodic benefit cost	$ 4,116	$ 4,272	$ 5,522

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2005	2004	2003
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2005	2004	2003

Discount rate	6.2%	6.1%	6.75%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2006	2005	2004

Equity Securities	60%	61%	61%
Debt Securities	25%	30%	27%
Commercial Mortgages	15%	9%	10%
Other	-%	-%	2%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

Cash Flow

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Pension Benefits
2006	$ 6,352
2007	6,680
2008	6,949
2009	7,299
2010	7,624
2011 to 2015	45,646

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

(a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year -

Age Plus Service	Employer Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

(b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

(c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

(d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2005	2004

Benefit obligation at beginning of year	$ 48,453	$ 51,278
Service cost	1,333	1,233
Interest cost	2,994	2,957
Actuarial (gain) loss	4,596	(4,583)
Benefits paid	(2,884)	(2,432)
Plan Amendments	(3,192)	-
Benefit obligation at end of year	$ 51,300	$ 48,453

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,884	2,432
Benefits paid	(2,884)	(2,432)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (51,301)	$ (48,453)
Unrecognized net actuarial loss	22,741	19,556
4th quarter contribution	686	628
Unrecognized prior service cost	(5,609)	(2,657)
Accrued benefit cost	$ (33,483)	$ (30,926)

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

	2005	2004
Components of net periodic benefit cost
Service cost	$ 1,333	$ 1,233
Interest cost	2,994	2,957
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,273	1,384
Net periodic benefit cost	$ 5,359	$ 5,333

The Company's share of net periodic benefit cost	$ 4,947	$ 4,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2005	2004	2003
Discount Rate	5.8%	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2005	2004	2003
Discount rate	6.2%	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 5,541	$ (4,571)

Effect on total of service and interest cost	$ 756	$ (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Other Benefits
2006	$ 3,413
2007	3,546
2008	3,666
2009	3,757
2010	3,807
2011 to 2015	19,859

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2005	2004	2003
Federal income tax expense (benefit):
Current	$ 11,239	$ (5,331)	$ (29,240)
Deferred	28,852	76,683	56,606

Total	$ 40,091	$ 71,352	$ 27,366

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2005	2004	2003

Expected federal income tax expense (benefit)	$ 60,210	$ 107,446	$ 44,251
Low income housing credit	(5,947)	(6,021)	(6,026)
Separate account dividend received deduction	(10,150)	(10,500)	(5,600)
Prior year settlements	(2,802)	(17,351)	(6,518)
Other items	(1,220)	(2,222)	1,259

Federal income tax expense (benefit)	$ 40,091	$ 71,352	$ 27,366

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2005	2004
Deferred tax assets:
Actuarial liabilities	$ 250,818	$ 391,780
Net operating loss	-	4,444
Other	281	(8,340)
Total deferred tax assets	251,099	387,884

Deferred tax liabilities:
Deferred policy acquisition costs	(287,605)	(185,715)
Investments, net	40,866	(266,779)
Total deferred tax liabilities	(246,739)	(452,494)

Net deferred tax asset (liability)	$ 4,360	$ (64,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2005	2004

Balance at January 1	$ 32,571	$ 31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)

Net balance at December 31	$ 27,255	$ 26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	(50,502)	-	(50,502)
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 1,147,181	$ 889,601
Acquisition costs deferred	261,058	346,764
Amortized to expense during the year	(226,355)	(48,562)
Adjustment for unrealized investment gains (losses) during the year	159,493	(40,622)
Balance at December 31	$ 1,341,377	$ 1,147,181

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 24,130	$ 22,391
Amortized to expense during the year	(17,467)	(4,819)
Adjustment for unrealized investment gains (losses) during the year	47,007	6,558
Balance at December 31	$ 53,670	$ 24,130

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total Expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	122,311	3,544	271	45,901	172,027

Net Income	93,570	2,443	176	36,963	133,152

Total Assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

	Year ended December 31, 2003

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Income (loss) before income tax expense, minority interest and cumulative effect of change in accounting principle	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

74

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 1,778,241	$ 1,822,812	$ 1,685,356
Statutory net income	140,827	249,010	224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2005	2004	2003
Unrealized gains on available-for-sale securities	$ 56,493	$ 485,553	$ 520,173
Reserve allocation	(22,039)	-	-
Minimum pension liability adjustment	(2,834)	-	-
DAC allocation	(12,842)	(172,945)	(132,323)
VOBA allocation	(1,201)	(48,208)	(54,766)
Tax effect and other	1,683	(83,762)	(105,403)

Accumulated Other Comprehensive Income	$ 19,260	$ 180,638	$ 227,681

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

2006	$ 6,029
2007	4,778
2008	1,477
2009	374
2010	39
Total	$ 12,697

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

2006	$ 1,140
2007	1,174
2008	293
Total	$ 2,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005
Assets:
Investment in	Shares	Cost	Value
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	22,636	$245,142	$243,563
VIP Freedom 2015 Portfolio (F15)	24,547	270,258	268,544
VIP Freedom 2020 Portfolio (F20)	9,760	108,400	107,943
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	1,539,845	24,673,642	27,978,984
Templeton Developing Markets Securities Fund (TDM)	84,847	895,279	924,837
Templeton Growth Securities Fund Class 2 (FTG)	612,697	7,872,508	8,461,348
Templeton International Securities Fund (FTI)	15,166,884	206,788,728	236,906,725
Franklin Value Securities Fund (FVS)	1,109,181	15,977,035	18,623,157
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)	348	6,180	6,200
Wanger Select Fund (WTF)	18,466	384,967	418,444
Wanger U.S. Small Cap Fund (USC)	222	7,716	7,735
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	562,105	7,553,343	8,330,401
Growth & Income Portfolio (LA1)	6,661,294	172,410,288	174,259,456
Growth Opportunities Portfolio (LA9)	2,237,175	28,518,763	30,716,412
Mid-Cap Value (LA2)	2,161,495	43,664,502	45,585,928
MFS/Sun Life Series Trust
Bond S Class (MF7)	6,623,817	78,123,610	75,047,842
Bond Series (BDS)	12,399,799	144,270,337	141,357,713
Capital Appreciation S Class (MFD)	1,698,462	27,879,613	32,542,530
Capital Appreciation Series (CAS)	28,452,425	587,150,700	549,416,331
Capital Opportunities S Class (CO1)	1,124,885	12,825,460	14,994,717
Capital Opportunities Series (COS)	14,502,009	240,716,598	194,181,905
Emerging Growth S Class (MFF)	1,096,474	14,301,168	18,519,452
Emerging Growth Series (EGS)	18,480,067	360,698,876	315,639,547
Emerging Markets Equity S Class (EM1)	476,866	6,981,137	10,352,754
Emerging Markets Equity Series (EME)	3,725,140	50,494,805	81,357,063
Global Governments S Class (GG1)	414,202	4,779,610	4,233,144
Global Governments Series (GGS)	4,266,192	49,299,680	43,899,111
Global Growth S Class (GG2)	562,598	5,510,227	7,538,817
Global Growth Series (GGR)	10,828,682	118,446,205	145,970,637
Global Total Return S Class (GT2)	996,329	14,880,335	16,499,208
Global Total Return Series (GTR)	9,386,271	138,028,012	156,281,411
Government Securities S Class (MFK)	16,076,378	211,015,156	205,295,344
Government Securities Series (GSS)	26,780,805	356,775,017	343,865,538
High Yield S Class (MFC)	14,016,094	95,464,832	95,169,280
High Yield Series (HYS)	31,496,276	210,732,671	215,119,566
International Growth S Class (IG1)	1,188,044	12,082,051	18,248,353
International Growth Series (IGS)	7,741,399	82,612,194	119,372,367
International Investors Trust S Class (MI1)	627,811	8,526,825	10,873,687
International Investors Trust Series (MII)	6,043,418	78,819,975	105,095,045
Managed Sectors S Class (MS1)
Managed Sectors Series (MSS)
Massachusetts Investors Growth Stock S Class (M1B)	8,100,891	67,958,362	78,659,648
Massachusetts Investors Growth Stock Series (MIS)	37,391,536	426,949,361	365,689,222
Massachusetts Investors Trust S Class (MFL)	6,176,818	164,844,855	185,057,480
Massachusetts Investors Trust Series (MIT)	28,486,760	906,178,241	858,875,810
Mid Cap Growth S Class (MC1)	6,822,787	32,829,355	40,390,896
Mid Cap Growth Series (MCS)	11,482,592	56,991,682	68,665,902
Mid Cap Value S Class (MCV)	2,191,200	23,122,175	25,549,393
Money Market S Class (MM1)	117,199,138	117,199,138	117,199,138

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
Investment in
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Money Market Series (MMS)	192,370,348	$192,370,348	$192,370,348
New Discovery S Class (M1A)	5,795,785	71,233,312	82,242,184
New Discovery Series (NWD)	9,583,536	121,224,159	137,523,743
Research S Class (RE1)	1,620,358	22,617,573	27,432,658
Research Series (RES)	20,711,227	380,530,685	353,126,414
Research Growth and Income S Class (RG1)	659,501	7,725,948	9,951,870
Research Growth and Income Series (RGS)	5,161,431	65,326,948	78,195,680
Research International S Class (RI1)	5,251,775	68,741,783	87,231,983
Research International Series (RIS)	5,483,471	64,521,251	91,793,304
Strategic Growth S Class (SG1)	5,092,164	35,521,814	39,158,744
Strategic Growth Series (SGS)	4,668,058	33,644,416	36,177,453
Strategic Income S Class (SI1)	2,113,602	22,358,488	22,488,727
Strategic Income Series (SIS)	5,417,547	57,142,007	58,021,924
Strategic Value S Class (SVS)	1,035,529	9,956,817	10,531,335
Technology S Class (TE1)	767,536	2,887,913	3,377,159
Technology Series (TEC)	4,258,008	17,296,208	18,990,716
Total Return S Class (MFJ)	33,183,817	601,230,331	629,497,005
Total Return Series (TRS)	64,408,029	1,144,725,977	1,230,193,330
Utilities S Class (MFE)	2,089,093	28,252,190	37,624,567
Utilities Series (UTS)	16,519,537	250,999,836	299,334,009
Value S Class (MV1)	7,705,278	101,779,515	124,902,560
Value Series (MVS)	19,134,454	246,729,229	311,891,604
Nations Marsico
Nations Marsico 21st Century Portfolio (NMT)	464	5,228	5,204
Nations Marsico Growth Portfolio (NNG)	2,814	47,838	50,336
Nations Marsico International Opportunities Portfolio (NMI)	841	14,240	15,506
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	887,204	30,343,253	33,917,823
Global Securities Fund (OGG)	409,770	11,692,409	13,587,975
Main St. Growth and Income Fund (OMG)	11,412,409	228,843,369	246,850,398
Main St. Small Cap Growth Fund (OMS)	626,873	9,102,414	10,694,455
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	376,413	5,013,872	5,141,808
Low Duration Portfolio (PLD)	23,242,525	238,074,229	234,517,073
Real Return Bond Portfolio (PRR)	2,572,756	32,842,104	32,648,274
Total Return Bond Portfolio (PTR)	5,606,638	58,544,692	57,411,976
VIT All Asset Portfolio (PRA)	16,227	193,340	191,646
VIT Commodity Real Return Strategy Portfolio (PCR)	41,184	507,975	504,509
Sun Capital Advisers Trust
All Cap S Class (SSA)	147,908	1,785,958	1,582,621
Investment Grade Bond S Class (IGB)	358,641	3,576,459	3,511,097
Real Estate Fund S Class (SRE)	2,399,905	44,591,789	47,926,097
Real Estate Fund (SC3)	971,112	15,141,988	18,256,904
Sun Capital Money Market S Class (CMM)	490,142	490,142	490,142
		$9,443,493,061	$9,803,159,689
Liability:
Payable to Sponsor			(3,636,817)
Net Assets			$9,799,522,872

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Owners of			Reserve for
	Deferred Variable Annuity Contracts			Variable
	Units	Value		Annuities	Total
MFS Consolidated Regatta Contracts:
Fidelity Variable Insurance Products Funds
F10	23,605	$243,563	$		$243,563
F15	25,858	268,544			268,544
F20	10,353	107,943			107,943
Franklin Templeton Variable Insurance Products Trust
FMS	1,886,907	27,963,658		14,756	27,978,414
TDM	82,552	924,837			924,837
FTG	518,022	8,461,348			8,461,348
FTI	15,021,292	236,836,347		68,960	236,905,307
FVS	1,065,024	18,607,025		15,486	18,622,511
Liberty Variable Investment Trust
CSC	583	6,200			6,200
WTF	36,338	418,444			418,444
USC	699	7,735			7,735
Lord Abbett Series Fund, Inc.
LAV	673,060	8,330,401			8,330,401
LA1	11,563,674	174,119,686		137,965	174,257,651
LA9	2,675,259	30,712,830		3,529	30,716,359
LA2	2,743,587	45,553,915		31,207	45,585,122
MFS/Sun Life Series Trust:
MF7	6,270,011	75,037,572		9,618	75,047,190
BDS	9,925,405	140,927,389		486,476	141,413,865
MFD	3,518,217	32,528,455		12,423	32,540,878
CAS	41,628,520	545,319,392		3,379,509	548,698,901
CO1	1,483,374	14,953,845		38,308	14,992,153
COS	21,130,668	193,958,627		148,358	194,106,985
MFF	1,747,003	18,519,056		396	18,519,452
EGS	30,633,904	314,780,134		789,301	315,569,435
EM1	441,657	10,352,754			10,352,754
EME	3,923,235	80,958,806		302,127	81,260,933
GG1	327,850	4,222,501		9,968	4,232,469
GGS	2,809,654	43,654,143		222,121	43,876,264
GG2	552,979	7,524,239		13,994	7,538,233
GGR	8,221,692	145,240,462		688,021	145,928,483
GT2	1,195,804	16,484,931		13,753	16,498,684
GTR	8,201,461	155,061,116		988,139	156,049,255
MFK	19,255,861	205,068,963		222,992	205,291,955
GSS	22,849,712	342,759,124		1,283,457	344,042,581
MFC	7,227,900	95,080,311		87,217	95,167,528
HYS	14,094,783	214,074,891		723,852	214,798,743
IG1	1,221,898	18,247,713			18,247,713
IGS	8,840,529	119,045,335		289,240	119,334,575
MI1	661,889	10,873,687			10,873,687
MII	5,984,457	104,778,110		284,719	105,062,829
MS1
MSS
M1B	7,285,892	78,649,897		9,393	78,659,290
MIS	43,809,878	365,149,870		516,382	365,666,252
MFL	14,452,676	185,015,685		39,274	185,054,959
MIT	59,467,044	855,728,838		2,871,330	858,600,168
MC1	3,978,465	40,381,076		8,760	40,389,836

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
MFS/Sun Life Series Trust - continued
MCS	12,048,420	$68,455,528	$195,902	$68,651,430
MCV	1,682,084	25,548,286	1,065	25,549,351
MM1	11,958,338	117,042,328	157,248	117,199,576
MMS	15,938,732	190,278,804	1,648,563	191,927,367
M1A	6,422,025	82,198,512	41,067	82,239,579
NWD	12,797,342	137,240,557	261,370	137,501,927
RE1	2,260,668	27,421,632	10,326	27,431,958
RES	23,187,138	351,617,350	1,333,346	352,950,696
RG1	870,283	9,951,870		9,951,870
RGS	6,688,530	77,979,761	210,943	78,190,704
RI1	5,123,155	87,223,901	7,975	87,231,876
RIS	6,756,158	91,695,723	133,970	91,829,693
SG1	3,249,303	39,157,002	1,677	39,158,679
SGS	5,803,755	36,134,431	35,478	36,169,909
SI1	1,805,113	22,467,805	19,953	22,487,758
SIS	4,397,877	57,914,142	104,666	58,018,808
SVS	796,494	10,531,335		10,531,335
TE1	419,282	3,377,159		3,377,159
TEC	5,244,561	18,970,572	17,992	18,988,564
MFJ	49,480,358	629,140,842	351,986	629,492,828
TRS	61,210,836	1,223,073,606	6,023,829	1,229,097,435
MFE	2,310,367	37,600,635	22,446	37,623,081
UTS	16,956,503	298,594,373	610,654	299,205,027
MV1	9,478,274	124,869,947	30,873	124,900,820
MVS	20,463,991	311,156,391	712,275	311,868,666
Nations Marsico
NMT	462	5,204		5,204
NNG	4,598	50,336		50,336
NMI	1,299	15,506		15,506
Oppenheimer Variable Account Fund
OCA	2,328,976	33,902,215	15,027	33,917,242
OGG	991,457	13,587,975		13,587,975
OMG	17,938,766	246,780,635	68,343	246,848,978
OMS	595,796	10,694,455		10,694,455
PIMCO Variable Insurance Trust
PMB	290,180	5,141,808		5,141,808
PLD	23,604,352	234,327,110	185,931	234,513,041
PRR	2,712,386	32,648,274		32,648,274
PTR	5,192,072	57,352,929	58,053	57,410,982
PRA	18,761	191,646		191,646
PCR	49,012	504,509		504,509
Sun Capital Advisers Trust
SSA	146,395	1,582,621		1,582,621
IGB	340,324	3,511,097		3,511,097
SRE	3,596,058	47,919,939	6,067	47,926,006
SC3	967,700	18,246,716	9,809	18,256,525
CMM	48,728	490,142		490,142
Net Assets		$9,773,535,007	$25,987,865	$9,799,522,872

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005

	F10 Sub- Account (f)	F15 Sub- Account (f)	F20 Sub- Account (f)	FMS Sub- Account

Income and Expenses:
Dividend income	$1,059	$1,108	$446	$175,688
Mortality and expense risk charges	(18)	(212)	(100)	(325,170)
Distribution and administrative expense charges	-	-	-	(39,020)
Net investment income (loss)	$1,041	$896	$346	$(188,502)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$1	$-	$432,805
Realized gain distributions	-	-	-	65,810
Net realized gains (losses)	$-	$1	$-	$498,615

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,579)	$(1,714)	$(457)	$3,305,342
Beginning of year	-	-	-	1,771,523
Change in unrealized appreciation (depreciation)	$(1,579)	$(1,714)	$(457)	$1,533,819

Realized and unrealized gains (losses)	$(1,579)	$(1,713)	$(457)	$2,032,434
Increase (Decrease) in net assets from operations	$(538)	$(817)	$(111)	$1,843,932

	TDM Sub-Account (f)	FTG Sub- Account	FTI Sub- Account	FVS Sub-Account

Income and Expenses:
Dividend income	$	$48,206	$1,899,575	$114,140
Mortality and expense risk charges	(1,130)	(79,655)	(2,788,766)	(247,644)
Distribution and administrative expense charges	-	(9,559)	(334,652)	(29,717)
Net investment income (loss)	$(1,130)	$(41,008)	$(1,223,843)	$(163,221)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,823	$92,256	$3,452,096	$795,689
Realized gain distributions	-	-	-	92,326
Net realized gains (losses)	$1,823	$92,256	$3,452,096	$888,015

Net unrealized appreciation (depreciation) on investments:
End of year	$29,558	$588,840	$30,117,997	$2,646,122
Beginning of year	-	227,629	15,859,833	2,376,969
Change in unrealized appreciation (depreciation)	$29,558	$361,211	$14,258,164	$269,153

Realized and unrealized gains (losses)	$31,381	$453,467	$17,710,260	$1,157,168
Increase (Decrease) in net assets from operations	$30,251	$412,459	$16,486,417	$993,947

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	CSC Sub- Account (e)	WTF Sub- Account (e)	USC Sub- Account (e)	LAV Sub- Account

Income and Expenses:
Dividend income	$-	$-	$-	$27,156
Mortality and expense risk charges	(36)	(2,271)	(9)	(100,669)
Distribution and administrative expense charges	(4)	(273)	(1)	(12,080)
Net investment income (loss)	$(40)	$(2,544)	$(10)	$(85,593)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(10)	$1,586	$(8)	$98,803
Realized gain distributions	12	-	-	27,818
Net realized gains (losses)	$2	$1,586	$(8)	$126,621

Net unrealized appreciation (depreciation) on investments:
End of year	$20	$33,477	$19	$777,058
Beginning of year	-	-	-	395,768
Change in unrealized appreciation (depreciation)	$20	$33,477	$19	$381,290

Realized and unrealized gains (losses)	$22	$35,063	$11	$507,911
Increase (Decrease) in net assets from operations	$(18)	$32,519	$1	$422,318

	LA1 Sub-Account	LA9 Sub- Account	LA2 Sub- Account	MF7 Sub-Account

Income and Expenses:
Dividend income	$1,642,448	$-	$189,906	$4,366,582
Mortality and expense risk charges	(2,273,881)	(335,506)	(590,562)	(1,098,520)
Distribution and administrative expense charges	(272,866)	(40,259)	(70,867)	(131,822)
Net investment income (loss)	$(904,299)	$(375,765)	$(471,523)	$3,136,240

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,846,429	$101,528	$3,548,231	$(32,222)
Realized gain distributions	10,035,085	399,482	2,594,844	1,275,645
Net realized gains (losses)	$15,881,514	$501,010	$6,143,075	$1,243,423

Net unrealized appreciation (depreciation) on investments:
End of year	$1,849,168	$2,197,649	$1,921,426	$(3,075,768)
Beginning of year	13,066,754	1,300,552	5,170,767	1,361,957
Change in unrealized appreciation (depreciation)	$(11,217,586)	$897,097	$(3,249,341)	$(4,437,725)

Realized and unrealized gains (losses)	$4,663,928	$1,398,107	$2,893,734	$(3,194,302)
Increase (Decrease) in net assets from operations	$3,759,629	$1,022,342	$2,422,211	$(58,062)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	BDS Sub- Account	MFD Sub- Account	CAS Sub- Account	CO1 Sub- Account

Income and Expenses:
Dividend income	$9,261,073	$121,133	$3,588,977	$104,734
Mortality and expense risk charges	(1,915,189)	(444,628)	(7,035,427)	(209,439)
Distribution and administrative expense charges	(229,823)	(53,355)	(844,251)	(25,133)
Net investment income (loss)	$7,116,061	$(376,850)	$(4,290,701)	$(129,838)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,164,058	$265,650	$(78,660,688)	$149,765
Realized gain distributions	2,600,465	-	-	-
Net realized gains (losses)	$3,764,523	$265,650	$(78,660,688)	$149,765

Net unrealized appreciation (depreciation) on investments:
End of year	$(2,912,624)	$4,662,917	$(37,734,369)	$2,169,257
Beginning of year	7,512,558	4,709,647	(123,059,722)	2,268,081
Change in unrealized appreciation (depreciation)	$(10,425,182)	$(46,730)	$85,325,353	$(98,824)

Realized and unrealized gains (losses)	$(6,660,659)	$218,920	$6,664,665	$50,941
Increase (Decrease) in net assets from operations	$455,402	$(157,930)	$2,373,964	$(78,897)

	COS Sub-Account	MFF Sub- Account	EGS Sub- Account	EM1 Sub-Account

Income and Expenses:
Dividend income	$2,022,470	$-	$-	$39,153
Mortality and expense risk charges	(2,744,755)	(244,934)	(4,179,263)	(105,685)
Distribution and administrative expense charges	(329,371)	(29,392)	(501,511)	(12,621)
Net investment income (loss)	$(1,051,656)	$(274,326)	$(4,680,774)	$(79,153)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(37,726,309)	$308,993	$(90,895,883)	$732,646
Realized gain distributions	-	-	-	28,688
Net realized gains (losses)	$(37,726,309)	$308,993	$(90,895,883)	$761,334

Net unrealized appreciation (depreciation) on investments:
End of year	$(46,534,693)	$4,218,284	$(45,059,329)	$3,371,617
Beginning of year	(84,456,807)	3,007,167	(162,300,161)	1,689,642
Change in unrealized appreciation (depreciation)	$37,922,114	$1,211,117	$117,240,832	$1,681,975

Realized and unrealized gains (losses)	$195,805	$1,520,110	$26,344,949	$2,443,309
Increase (Decrease) in net assets from operations	$(855,851)	$1,245,784	$21,664,175	$2,364,156

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	EME Sub- Account	GG1 Sub- Account	GGS Sub- Account	GG2 Sub- Account

Income and Expenses:
Dividend income	$442,235	$476,618	$5,460,807	$16,733
Mortality and expense risk charges	(828,520)	(61,665)	(644,524)	(104,650)
Distribution and administrative expense charges	(99,422)	(7,400)	(77,343)	(12,558)
Net investment income (loss)	$(485,707)	$407,553	$4,738,940	$(100,475)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,803,124	$(110,201)	$199,082	$437,073
Realized gain distributions	239,987	26,941	300,883	-
Net realized gains (losses)	$8,043,111	$(83,260)	$499,965	$437,073

Net unrealized appreciation (depreciation) on investments:
End of year	$30,862,258	$(546,466)	$(5,400,569)	$2,028,590
Beginning of year	18,121,391	206,486	4,435,204	1,806,317
Change in unrealized appreciation (depreciation)	$12,740,867	$(752,952)	$(9,835,773)	$222,273

Realized and unrealized gains (losses)	$20,783,978	$(836,212)	$(9,335,808)	$659,346
Increase (Decrease) in net assets from operations	$20,298,271	$(428,659)	$(4,596,868)	$558,871

	GGR Sub-Account	GT2 Sub- Account	GTR Sub- Account	MFK Sub-Account

Income and Expenses:
Dividend income	$704,651	$577,646	$6,747,087	$8,184,747
Mortality and expense risk charges	(1,881,905)	(203,686)	(1,992,784)	(2,894,341)
Distribution and administrative expense charges	(225,829)	(24,442)	(239,134)	(347,321)
Net investment income (loss)	$(1,403,083)	$349,518	$4,515,169	$4,943,085

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(3,627,490)	$482,394	$4,029,585	$(1,022,090)
Realized gain distributions	-	898,422	9,958,276	-
Net realized gains (losses)	$(3,627,490)	$1,380,816	$13,987,861	$(1,022,090)

Net unrealized appreciation (depreciation) on investments:
End of year	$27,524,432	$1,618,873	$18,253,399	$(5,719,812)
Beginning of year	11,102,317	2,998,921	33,122,672	(2,271,659)
Change in unrealized appreciation (depreciation)	$16,422,115	$(1,380,048)	$(14,869,273)	$(3,448,153)

Realized and unrealized gains (losses)	$12,794,625	$768	$(881,412)	$(4,470,243)
Increase (Decrease) in net assets from operations	$11,391,542	$350,286	$3,633,757	$472,842

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	GSS Sub- Account	MFC Sub- Account	HYS Sub- Account	IG1 Sub- Account

Income and Expenses:
Dividend income	$17,885,215	$6,645,530	$19,927,054	$120,677
Mortality and expense risk charges	(4,749,559)	(1,326,825)	(2,985,661)	(232,244)
Distribution and administrative expense charges	(569,947)	(159,219)	(358,279)	(27,869)
Net investment income (loss)	$12,565,709	$5,159,486	$16,583,114	$(139,436)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(2,015,037)	$438,081	$(608,245)	$1,243,214
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(2,015,037)	$438,081	$(608,245)	$1,243,214

Net unrealized appreciation (depreciation) on investments:
End of year	$(12,909,479)	$(295,552)	$4,386,895	$6,166,302
Beginning of year	(5,700,201)	4,886,347	18,953,246	5,160,036
Change in unrealized appreciation (depreciation)	$(7,209,278)	$(5,181,899)	$(14,566,351)	$1,006,266

Realized and unrealized gains (losses)	$(9,224,315)	$(4,743,818)	$(15,174,596)	$2,249,480
Increase (Decrease) in net assets from operations	$3,341,394	$415,668	$1,408,518	$2,110,044

	IGS Sub-Account	MI1 Sub- Account	MII Sub- Account	MS1 Sub-Account

Income and Expenses:
Dividend income	$1,072,393	$76,896	$1,049,454	$8,446
Mortality and expense risk charges	(1,475,663)	(122,355)	(1,206,831)	(11,508)
Distribution and administrative expense charges	(177,080)	(14,683)	(144,820)	(1,381)
Net investment income (loss)	$(580,350)	$(60,142)	$(302,197)	$(4,443)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$4,193,256	$526,457	$3,587,588	$226,089
Realized gain distributions	-	160,163	1,855,195	-
Net realized gains (losses)	$4,193,256	$686,620	$5,442,783	$226,089

Net unrealized appreciation (depreciation) on investments:
End of year	$36,760,173	$2,346,862	$26,275,070	$-
Beginning of year	26,082,475	1,779,416	19,015,288	443,673
Change in unrealized appreciation (depreciation)	$10,677,698	$567,446	$7,259,782	$(443,673)

Realized and unrealized gains (losses)	$14,870,954	$1,254,066	$12,702,565	$(217,584)
Increase (Decrease) in net assets from operations	$14,290,604	$1,193,924	$12,400,368	$(222,027)

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MSS Sub- Account	M1B Sub- Account	MIS Sub- Account	MFL Sub- Account

Income and Expenses:
Dividend income	$664,410	$210,925	$1,997,020	$1,150,961
Mortality and expense risk charges	(457,694)	(1,110,985)	(4,960,563)	(2,095,505)
Distribution and administrative expense charges	(54,923)	(133,318)	(595,268)	(251,461)
Net investment income (loss)	$151,793	$(1,033,378)	$(3,558,811)	$(1,196,005)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(77,745,349)	$906,367	$(52,016,751)	$1,694,726
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(77,745,349)	$906,367	$(52,016,751)	$1,694,726

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$10,701,286	$(61,260,139)	$20,212,625
Beginning of year	(68,056,289)	8,654,908	(125,871,549)	11,568,980
Change in unrealized appreciation (depreciation)	$68,056,289	$2,046,378	$64,611,410	$8,643,645

Realized and unrealized gains (losses)	$(9,689,060)	$2,952,745	$12,594,659	$10,338,371
Increase (Decrease) in net assets from operations	$(9,537,267)	$1,919,367	$9,035,848	$9,142,366

	MIT Sub- Account	MC1 Sub- Account	MCS Sub- Account	MCV Sub-Account

Income and Expenses:
Dividend income	$8,757,575	$-	$-	$-
Mortality and expense risk charges	(11,429,165)	(587,365)	(940,018)	(363,509)
Distribution and administrative expense charges	(1,371,500)	(70,484)	(112,802)	(43,621)
Net investment income (loss)	$(4,043,090)	$(657,849)	$(1,052,820)	$(407,130)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(49,530,970)	$1,461,744	$3,972,155	$1,016,956
Realized gain distributions	-	-	-	2,801,901
Net realized gains (losses)	$(49,530,970)	$1,461,744	$3,972,155	$3,818,857

Net unrealized appreciation (depreciation) on investments:
End of year	$(47,302,431)	$7,561,541	$11,674,220	$2,427,218
Beginning of year	(152,571,125)	8,013,801	14,145,504	4,466,583
Change in unrealized appreciation (depreciation)	$105,268,694	$(452,260)	$(2,471,284)	$(2,039,365)

Realized and unrealized gains (losses)	$55,737,724	$1,009,484	$1,500,871	$1,779,492
Increase (Decrease) in net assets from operations	$51,694,634	$351,635	$448,051	$1,372,362

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MM1 Sub- Account	MMS Sub- Account	M1A Sub- Account	NWD Sub- Account

Income and Expenses:
Dividend income	$2,542,236	$5,613,577	$-	$-
Mortality and expense risk charges	(1,597,088)	(2,660,807)	(981,472)	(1,845,488)
Distribution and administrative expense charges	(191,651)	(319,297)	(117,776)	(221,459)
Net investment income (loss)	$753,497	$2,633,473	$(1,099,248)	$(2,066,947)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$-	$696,265	$(4,566,892)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$-	$-	$696,265	$(4,566,892)

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$-	$11,008,872	$16,299,584
Beginning of year			6,899,664	5,743,267
Change in unrealized appreciation (depreciation)	$-	$-	$4,109,208	$10,556,317

Realized and unrealized gains (losses)	$-	$-	$4,805,473	$5,989,425
Increase (Decrease) in net assets from operations	$753,497	$2,633,473	$3,706,225	$3,922,478

	RE1 Sub-Account	RES Sub- Account	RG1 Sub- Account	RGS Sub-Account

Income and Expenses:
Dividend income	$94,242	$2,173,742	$42,028	$537,331
Mortality and expense risk charges	(360,403)	(4,698,112)	(127,873)	(996,118)
Distribution and administrative expense charges	(43,248)	(563,773)	(15,345)	(119,534)
Net investment income (loss)	$(309,409)	$(3,088,143)	$(101,190)	$(578,321)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$886,042	$(46,532,878)	$288,429	$1,111,794
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$886,042	$(46,532,878)	$288,429	$1,111,794

Net unrealized appreciation (depreciation) on investments:
End of year	$4,815,085	$(27,404,271)	$2,225,922	$12,868,732
Beginning of year	3,854,339	(99,476,855)	1,977,344	9,625,111
Change in unrealized appreciation (depreciation)	$960,746	$72,072,584	$248,578	$3,243,621

Realized and unrealized gains (losses)	$1,846,788	$25,539,706	$537,007	$4,355,415
Increase (Decrease) in net assets from operations	$1,537,379	$22,451,563	$435,817	$3,777,094

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	RI1 Sub- Account	RIS Sub- Account	SG1 Sub- Account	SGS Sub- Account

Income and Expenses:
Dividend income	$403,851	$675,233	$44,668	$136,129
Mortality and expense risk charges	(1,076,997)	(1,117,771)	(607,205)	(516,393)
Distribution and administrative expense charges	(129,240)	(134,132)	(72,865)	(61,967)
Net investment income (loss)	$(802,386)	$(576,670)	$(635,402)	$(442,231)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$3,963,011	$3,057,266	$837,007	$(2,028,240)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$3,963,011	$3,057,266	$837,007	$(2,028,240)

Net unrealized appreciation (depreciation) on investments:
End of year	$18,490,200	$27,272,053	$3,636,930	$2,533,037
Beginning of year	11,290,174	17,584,781	4,006,822	318,173
Change in unrealized appreciation (depreciation)	$7,200,026	$9,687,272	$(369,892)	$2,214,864

Realized and unrealized gains (losses)	$11,163,037	$12,744,538	$467,115	$186,624
Increase (Decrease) in net assets from operations	$10,360,651	$12,167,868	$(168,287)	$(255,607)

	SI1 Sub-Account	SIS Sub- Account	SVS Sub- Account	TE1 Sub-Account

Income and Expenses:
Dividend income	$1,539,443	$4,364,946	$80,892	$-
Mortality and expense risk charges	(325,077)	(787,906)	(161,650)	(42,138)
Distribution and administrative expense charges	(39,009)	(94,549)	(19,398)	(5,057)
Net investment income (loss)	$1,175,357	$3,482,491	$(100,156)	$(47,195)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$254,576	$1,227,109	$341,349	$60,025
Realized gain distributions	208,849	569,315	1,103,977	-
Net realized gains (losses)	$463,425	$1,796,424	$1,445,326	$60,025

Net unrealized appreciation (depreciation) on investments:
End of year	$130,239	$879,917	$574,518	$489,246
Beginning of year	1,778,421	5,922,117	2,198,316	385,797
Change in unrealized appreciation (depreciation)	$(1,648,182)	$(5,042,200)	$(1,623,798)	$103,449

Realized and unrealized gains (losses)	$(1,184,757)	$(3,245,776)	$(178,472)	$163,474
Increase (Decrease) in net assets from operations	$(9,400)	$236,715	$(278,628)	$116,279

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	TEC Sub- Account	MFJ Sub- Account	TRS Sub- Account	MFE Sub- Account

Income and Expenses:
Dividend income	$-	$12,449,252	$34,966,202	$228,558
Mortality and expense risk charges	(254,083)	(8,107,708)	(16,426,185)	(429,729)
Distribution and administrative expense charges	(30,490)	(972,925)	(1,971,142)	(51,568)
Net investment income (loss)	$(284,573)	$3,368,619	$16,568,875	$(252,739)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(746,760)	$5,490,612	$(3,515,146)	$1,721,587
Realized gain distributions	-	12,778,940	33,639,928	-
Net realized gains (losses)	$(746,760)	$18,269,552	$30,124,782	$1,721,587

Net unrealized appreciation (depreciation) on investments:
End of year	$1,694,508	$28,266,674	$85,467,353	$9,372,377
Beginning of year	79,297	42,544,683	112,445,560	6,595,668
Change in unrealized appreciation (depreciation)	$1,615,211	$(14,278,009)	$(26,978,207)	$2,776,709

Realized and unrealized gains (losses)	$868,451	$3,991,543	$3,146,575	$4,498,296
Increase (Decrease) in net assets from operations	$583,878	$7,360,162	$19,715,450	$4,245,557

	UTS Sub-Account	MV1 Sub- Account	MVS Sub- Account	NMT Sub-Account (e)

Income and Expenses:
Dividend income	$2,896,609	$1,432,866	$4,522,386	$-
Mortality and expense risk charges	(3,714,272)	(1,766,958)	(4,145,355)	(4)
Distribution and administrative expense charges	(445,713)	(212,035)	(497,443)	(1)
Net investment income (loss)	$(1,263,376)	$(546,127)	$(120,412)	$(5)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(3,823,076)	$3,591,472	$10,526,546	$(1)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(3,823,076)	$3,591,472	$10,526,546	$(1)

Net unrealized appreciation (depreciation) on investments:
End of year	$48,334,173	$23,123,045	$65,162,375	$(24)
Beginning of year	574,008	20,651,121	59,751,066	-
Change in unrealized appreciation (depreciation)	$47,760,165	$2,471,924	$5,411,309	$(24)

Realized and unrealized gains (losses)	$43,937,089	$6,063,396	$15,937,855	$(25)
Increase (Decrease) in net assets from operations	$42,673,713	$5,517,269	$15,817,443	$(30)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	NNG Sub- Account (e)	NMI Sub- Account (e)	OCA Sub- Account	OGG Sub- Account

Income and Expenses:
Dividend income	$-	$5	$223,780	$56,476
Mortality and expense risk charges	(247)	(45)	(522,102)	(136,403)
Distribution and administrative expense charges	(30)	(5)	(62,652)	(16,368)
Net investment income (loss)	$(277)	$(45)	$(360,974)	$(96,295)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$194	$2	$621,806	$141,076
Realized gain distributions	-	116	-	-
Net realized gains (losses)	$194	$118	$621,806	$141,076

Net unrealized appreciation (depreciation) on investments:
End of year	$2,498	$1,266	$3,574,570	$1,895,566
Beginning of year	-	-	2,837,374	745,676
Change in unrealized appreciation (depreciation)	$2,498	$1,266	$737,196	$1,149,890

Realized and unrealized gains (losses)	$2,692	$1,384	$1,359,002	$1,290,966
Increase (Decrease) in net assets from operations	$2,415	$1,339	$998,028	$1,194,671

	OMG Sub-Account	OMS Sub- Account	PMB Sub- Account	PLD Sub-Account

Income and Expenses:
Dividend income	$1,583,270	$-	$161,839	$5,007,872
Mortality and expense risk charges	(2,810,799)	(144,781)	(51,250)	(2,816,324)
Distribution and administrative expense charges	(337,296)	(17,374)	(6,150)	(337,959)
Net investment income (loss)	$(1,564,825)	$(162,155)	$104,439	$1,853,589

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$997,053	$455,251	$17,559	$(143,527)
Realized gain distributions	-	217,929	86,615	607,623
Net realized gains (losses)	$997,053	$673,180	$104,174	$464,096

Net unrealized appreciation (depreciation) on investments:
End of year	$18,007,029	$1,592,041	$127,936	$(3,557,156)
Beginning of year	8,055,748	1,356,216	28,734	(99,763)
Change in unrealized appreciation (depreciation)	$9,951,281	$235,825	$99,202	$(3,457,393)

Realized and unrealized gains (losses)	$10,948,334	$909,005	$203,376	$(2,993,297)
Increase (Decrease) in net assets from operations	$9,383,509	$746,850	$307,815	$(1,139,708)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	PRR Sub- Account	PTR Sub- Account	PRA Sub- Account (f)	PCR Sub- Account (f)

Income and Expenses:
Dividend income	$841,700	$1,868,286	$3,045	$4,489
Mortality and expense risk charges	(485,538)	(899,634)	(187)	(583)
Distribution and administrative expense charges	(58,265)	(107,956)	-	-
Net investment income (loss)	$297,897	$860,696	$2,858	$3,906

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$168,961	$95,490	$1	$1,373
Realized gain distributions	359,432	907,559	469	302
Net realized gains (losses)	$528,393	$1,003,049	$470	$1,675

Net unrealized appreciation (depreciation) on investments:
End of year	$(193,830)	$(1,132,716)	$(1,694)	$(3,466)
Beginning of year	559,598	474,085	-	-
Change in unrealized appreciation (depreciation)	$(753,428)	$(1,606,801)	$(1,694)	$(3,466)

Realized and unrealized gains (losses)	$(225,035)	$(603,752)	$(1,224)	$(1,791)
Increase (Decrease) in net assets from operations	$72,862	$256,944	$1,634	$2,115

	SSA Sub- Account	1GB Sub- Account	SRE Sub- Account	SC3 Sub-Account

Income and Expenses:
Dividend income	$-	$92,975	$448,867	$287,811
Mortality and expense risk charges	(21,781)	(33,577)	(525,663)	(298,687)
Distribution and administrative expense charges	(2,614)	(4,029)	(63,080)	(35,842)
Net investment income (loss)	$(24,395)	$55,369	$(139,876)	$(46,718)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(12,748)	$(10,291)	$772,661	$1,086,835
Realized gain distributions	229,553	25,196	2,919,121	1,548,484
Net realized gains (losses)	$216,805	$14,905	$3,691,782	$2,635,319

Net unrealized appreciation (depreciation) on investments:
End of year	$(203,337)	$(65,362)	$3,334,308	$3,114,916
Beginning of year	22,403	9,833	3,489,553	4,351,180
Change in unrealized appreciation (depreciation)	$(225,740)	$(75,195)	$(155,245)	$(1,236,264)

Realized and unrealized gains (losses)	$(8,935)	$(60,290)	$3,536,537	$1,399,055
Increase (Decrease) in net assets from operations	$(33,330)	$(4,921)	$3,396,661	$1,352,337

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

CMM Sub- Account (e)

Income and Expenses:
Dividend income	$6,138
Mortality and expense risk charges	(3,135)
Distribution and administrative expense charges	(376)
Net investment income (loss)	$2,627

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-
Realized gain distributions	-
Net realized gains (losses)	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$-
Beginning of year	-
Change in unrealized appreciation (depreciation)	$-

Realized and unrealized gains (losses)	$-
Increase (Decrease) in net assets from operations	$2,627

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	F10		F15		F20		FMS		TDM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005 (f)	2004	2005 (f)	2004	2005 (f)	2004	2005	2004	2005 (f)	2004
Operations:
Net investment income (loss)	$1,041	$-	$896	$-	$346	$-	$(188,502)	$(115,519)	$(1,130)	$-
Net realized gains (losses)	-	-	1	-	-	-	498,615	216,113	1,823	-
Net unrealized gains (losses)	(1,579)	-	(1,714)	-	(457)	-	1,533,819	1,181,607	29,558	-
Increase (Decrease) in net assets from operations	$(538)	$-	$(817)	$-	$(111)	$-	$1,843,932	$1,282,201	$30,251	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$244,101	$-	$189,687	$-	$66,245	$-	$8,295,868	$7,752,604	$611,398	$-
Net transfers between Sub-Accounts and Fixed Account	-	-	79,831	-	41,878	-	3,315,012	1,265,879	338,537	-
Withdrawals, surrenders, annuitizations and contract charges	-	-	(157)	-	(69)	-	(1,252,638)	(630,766)	(55,349)	-
Net accumulation activity	$244,101	$-	$269,361	$-	$108,054	$-	$10,358,242	$8,387,717	$894,586	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(1,990)	(1,858)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	(285)	(270)	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$(2,275)	$(2,128)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$244,101	$-	$269,361	$-	$108,054	$-	$10,355,967	$8,385,589	$894,586	$-

Increase (Decrease) in net assets	$243,563	$-	$268,544	$-	$107,943	$-	$12,199,899	$9,667,790	$924,837	$-

Net Assets:
Beginning of year	$-	$-	$-	$-	$-	$-	$15,778,515	$6,110,725	$-	$-
End of year	$243,563	$-	$268,544	$-	$107,943	$-	$27,978,414	$15,778,515	$924,837	$-

Unit Transactions:
Beginning of year	-	-	-		-	-	1,146,446	489,937		-
Purchased	23,605	-	18,168	-	6,339	-	597,636	613,216	56,369	-
Transferred between Sub-Accounts and Fixed Accumulation Account	-	-	7,705	-	4,021	-	235,512	97,045	31,280	-
Withdrawn, surrendered and Annuitized	-	-	(15)	-	(7)	-	(92,687)	(53,752)	(5,097)	-
End of year	23,605	-	25,858	-	10,353	-	1,886,907	1,146,446	82,552	-

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FTG		FT1		FVS		CSC		WTF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004	2005	2004	2005 (e)	2004	2005 (e)	2004
Operations:
Net investment income (loss)	$(41,008)	$(6,937)	$(1,223,843)	$(595,614)	$(163,221)	$(148,402)	$(40)	$-	$(2,544)	$-
Net realized gains (losses)	92,256	(13,169)	3,452,096	537,333	888,015	478,861	2	-	1,586	-
Net unrealized gains (losses)	361,211	227,629	14,258,164	13,612,860	269,153	1,618,705	20	-	33,477	-
Increase (Decrease) in net assets from operations	$412,459	$207,523	$16,486,417	$13,554,579	$993,947	$1,949,164	$(18)	$-	$32,519	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,090,080	$2,066,842	$94,552,775	$82,454,179	$4,710,851	$4,118,798	$6,218	$-	$339,956	$-
Net transfers between Sub-Accounts and Fixed Account	1,392,994	638,998	14,124,276	5,968,980	740,975	1,979,716	-	-	51,964	-
Withdrawals, surrenders, annuitizations and contract charges	(257,037)	(90,511)	(8,651,998)	(3,411,699)	(719,383)	(611,300)	-	-	(5,995)
Net accumulation activity	$5,226,037	$2,615,329	$100,025,053	$85,011,460	$4,732,443	$5,487,214	$6,218	$-	$385,925	$-

Annuitization Activity:
Annuitizations	$-	$-	$34,094	$25,547	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(8,629)	(2,164)	(2,165)	(1,908)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,204)	(213)	(297)	(300)	-	-	-	-
Net annuitization activity	$-	$-	$24,261	$23,170	$(2,462)	$(2,208)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$5,226,037	$2,615,329	$100,049,314	$85,034,630	$4,729,981	$5,485,006	$6,218	$-	$385,925	$-

Increase (Decrease) in net assets	$5,638,496	$2,822,852	$116,535,731	$98,589,209	$5,723,928	$7,434,170	$6,200	$-	$418,444	$-

Net Assets:
Beginning of year	$2,822,852	$-	$120,369,576	$21,780,367	$12,898,583	$5,464,413	$-	$-	$-	$-
End of year	$8,461,348	$2,822,852	$236,905,307	$120,369,576	$18,622,511	$12,898,583	$6,200	$-	$418,444	$-

Unit Transactions:
Beginning of year	185,270	-	8,240,520	1,734,535	784,791	403,105	-	-	-	-
Purchased	261,472	147,480	6,468,289	6,407,116	284,849	287,770	583	-	32,287	-
Transferred between Sub-Accounts and Fixed Accumulation Account	91,227	44,203	943,675	454,736	39,422	136,422	-	-	4,752	-
Withdrawn, surrendered and Annuitized	(19,947)	(6,413)	(631,192)	(355,867)	(44,038)	(42,506)	-	-	(701)	-
End of year	518,022	185,270	15,021,292	8,240,520	1,065,024	784,791	583	-	36,338	-

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	USC		LAV		LA1		LA9		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005 (e)	2004	2005	2004 (d)	2005	2004	2005	2004 (d)	2005	2004
Operations:
Net investment income (loss)	$(10)	$-	$(85,593)	$(21,091)	$(904,299)	$(479,330)	$(375,765)	$(105,128)	$(471,523)	$(280,225)
Net realized gains (losses)	(8)	-	126,621	12,691	15,881,514	1,554,227	501,010	(9,833)	6,143,075	907,689
Net unrealized gains (losses)	19	-	381,290	395,768	(11,217,586)	10,146,635	897,097	1,300,552	(3,249,341)	4,546,870
Increase (Decrease) in net assets from operations	$1	$-	$422,318	$387,368	$3,759,629	$11,221,532	$1,022,342	$1,185,591	$2,422,211	$5,174,334

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,181	$-	$3,580,006	$2,989,712	$63,348,297	$85,121,547	$13,940,799	$10,727,145	$16,628,312	$26,550,632
Net transfers between Sub-Accounts and Fixed Account	4,553	-	741,809	867,326	(18,043,881)	8,489,923	3,159,484	1,697,219	(12,208,420)	4,320,114
Withdrawals, surrenders, annuitizations and contract charges	-	-	(476,755)	(181,383)	(8,033,358)	(4,992,764)	(837,860)	(181,547)	(1,887,985)	(1,107,810)
Net accumulation activity	$7,734	$-	$3,845,060	$3,675,655	$37,271,058	$88,618,706	$16,262,423	$12,242,817	$2,531,907	$29,762,936

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$29,764	$106,117	$3,485	$478	$7,205	$8,547
Annuity payments and contract charges	-	-	-	-	(12,131)	(2,512)	(688)	(36)	(4,565)	(2,234)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(2,347)	544	(50)	(3)	(535)	(256)
Net annuitization activity	$-	$-	$-	$-	$15,286	$104,149	$2,747	$439	$2,105	$6,057
Increase (Decrease) in net assets from contract owner transactions	$7,734	$-	$3,845,060	$3,675,655	$37,286,344	$88,722,855	$16,265,170	$12,243,256	$2,534,012	$29,768,993

Increase (Decrease) in net assets	$7,735	$-	$4,267,378	$4,063,023	$41,045,973	$99,944,387	$17,287,512	$13,428,847	$4,956,223	$34,943,327

Net Assets:
Beginning of year	$-	$-	$4,063,023	$-	$133,211,678	$33,267,291	$13,428,847	$-	$40,628,899	$5,685,572
End of year	$7,735	$-	$8,330,401	$4,063,023	$174,257,651	$133,211,678	$30,716,359	$13,428,847	$45,585,122	$40,628,899

Unit Transactions:
Beginning of year	-	-	344,432	-	8,986,821	2,488,679	1,203,674	-	2,592,930	437,574
Purchased	283	-	308,999	281,264	4,375,897	6,368,915	1,273,976	1,072,772	1,064,983	1,951,989
Transferred between Sub-Accounts and Fixed Accumulation Account	416	-	62,863	81,329	(1,210,470)	597,587	285,478	166,816	(786,503)	308,834
Withdrawn, surrendered and Annuitized	-	-	(43,234)	(18,161)	(588,574)	(468,360)	(87,869)	(35,914)	(127,823)	(105,467)
End of year	699	-	673,060	344,432	11,563,674	8,986,821	2,675,259	1,203,674	2,743,587	2,592,930

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MF7		BDS		MFD		CAS		CO1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$3,136,240	$2,996,785	$7,116,061	$8,312,976	$(376,850)	$(473,624)	$(4,290,701)	$(7,651,506)	$(129,838)	$(191,549)
Net realized gains (losses)	1,243,423	1,707,482	3,764,523	7,049,225	265,650	(205,651)	(78,660,688)	(165,666,238)	149,765	6,214
Net unrealized gains (losses)	(4,437,725)	(1,842,212)	(10,425,182)	(7,587,830)	(46,730)	3,397,839	85,325,353	223,639,150	(98,824)	1,773,528
Increase (Decrease) in net assets from operations	$(58,062)	$2,862,055	$455,402	$7,774,371	$(157,930)	$2,718,564	$2,373,964	$50,321,406	$(78,897)	$1,588,193

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,898,613	$14,481,293	$1,640,530	$1,557,179	$358,600	$576,504	$4,595,663	$4,179,630	$732,303	$1,760,316
Net transfers between Sub-Accounts and Fixed Account	2,642,761	(3,853,406)	6,111,732	(13,148,422)	2,271,952	2,412,547	78,736,198	(10,118,032)	(1,257,138)	(436,826)
Withdrawals, surrenders, annuitizations and contract charges	(6,276,972)	(6,439,449)	(28,462,559)	(31,376,197)	(2,901,582)	(2,776,581)	(101,849,234)	(91,167,827)	(1,083,644)	(1,270,623)
Net accumulation activity	$2,264,402	$4,188,438	$(20,710,297)	$(42,967,440)	$(271,030)	$212,470	$(18,517,373)	$(97,106,229)	$(1,608,479)	$52,867

Annuitization Activity:
Annuitizations	$-	$-	$-	$34,585	$-	$-	$419,455	$105,201	$-	$-
Annuity payments and contract charges	(1,785)	(1,744)	(62,907)	(89,607)	(1,863)	(4,070)	(491,722)	(541,413)	(6,723)	(6,541)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(156)	(194)	169,503	1,350	(197)	(1,001)	(40,534)	(83,649)	(612)	(838)
Net annuitization activity	$(1,941)	$(1,938)	$106,596	$(53,672)	$(2,060)	$(5,071)	$(112,801)	$(519,861)	$(7,335)	$(7,379)
Increase (Decrease) in net assets from contract owner transactions	$2,262,461	$4,186,500	$(20,603,701)	$(43,021,112)	$(273,090)	$207,399	$(18,630,174)	$(97,626,090)	$(1,615,814)	$45,488

Increase (Decrease) in net assets	$2,204,399	$7,048,555	$(20,148,299)	$(35,246,741)	$(431,020)	$2,925,963	$(16,256,210)	$(47,304,684)	$(1,694,711)	$1,633,681

Net Assets:
Beginning of year	$72,842,791	$65,794,236	$161,562,164	$196,808,905	$32,971,898	$30,045,935	$564,955,111	$612,259,795	$16,686,864	$15,053,183
End of year	$75,047,190	$72,842,791	$141,413,865	$161,562,164	$32,540,878	$32,971,898	$548,698,901	$564,955,111	$14,992,153	$16,686,864

Unit Transactions:
Beginning of year	6,078,648	5,706,413	11,381,676	14,515,463	3,522,979	3,536,749	41,868,827	47,654,629	1,675,705	1,740,370
Purchased	497,139	1,279,840	112,475	114,441	37,483	51,523	355,788	360,391	57,107	137,008
Transferred between Sub-Accounts and Fixed Accumulation Account	224,489	(344,845)	404,556	(1,018,109)	277,473	256,549	6,072,375	(126,314)	(133,405)	(58,994)
Withdrawn, surrendered and Annuitized	(530,265)	(562,760)	(1,973,302)	(2,230,119)	(319,718)	(321,842)	(6,668,470)	(6,019,879)	(116,033)	(142,679)
End of year	6,270,011	6,078,648	9,925,405	11,381,676	3,518,217	3,522,979	41,628,520	41,868,827	1,483,374	1,675,705

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	COS		MFF		EGS		EM1		EME
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,051,656)	$(2,376,246)	$(274,326)	$(252,656)	$(4,680,774)	$(5,388,701)	$(79,153)	$(39,391)	$(485,707)	$(200,763)
Net realized gains (losses)	(37,726,309)	(46,955,978)	308,993	19,709	(90,895,883)	(100,774,380)	761,334	623,182	8,043,111	3,653,013
Net unrealized gains (losses)	37,922,114	74,914,585	1,211,117	2,044,862	117,240,832	146,349,457	1,681,975	683,613	12,740,867	7,939,892
Increase (Decrease) in net assets from operations	$(855,851)	$25,582,361	$1,245,784	$1,811,915	$21,664,175	$40,186,376	$2,364,156	$1,267,404	$20,298,271	$11,392,142

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,399,239	$2,205,376	$816,801	$2,066,059	$2,961,834	$3,115,872	$480,067	$105,775	$284,219	$532,851
Net transfers between Sub-Accounts and Fixed Account	(17,692,371)	(13,087,584)	(406,758)	1,072,544	(26,080,867)	(15,805,939)	1,833,337	546,069	14,209,394	6,290,091
Withdrawals, surrenders, annuitizations and contract charges	(35,142,490)	(35,085,011)	(1,442,541)	(1,161,319)	(58,185,524)	(59,409,865)	(625,877)	(601,684)	(10,511,540)	(7,306,305)
Net accumulation activity	$(50,435,622)	$(45,967,219)	$(1,032,498)	$1,977,284	$(81,304,557)	$(72,099,932)	$1,687,527	$50,160	$3,982,073	$(483,363)

Annuitization Activity:
Annuitizations	$9,372	$12,431	$-	$-	$87,768	$37,732	$-	$-	$7,876	$-
Annuity payments and contract charges	(62,048)	(101,413)	-	(904)	(161,097)	(246,672)	-	-	(24,718)	(32,905)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(11,834)	(16,242)	364	(307)	68,837	(39,518)	-	-	(32,086)	(17,320)
Net annuitization activity	$(64,510)	$(105,224)	$364	$(1,211)	$(4,492)	$(248,458)	$-	$-	$(48,928)	$(50,225)
Increase (Decrease) in net assets from contract owner transactions	$(50,500,132)	$(46,072,443)	$(1,032,134)	$1,976,073	$(81,309,049)	$(72,348,390)	$1,687,527	$50,160	$3,933,145	$(533,588)

Increase (Decrease) in net assets	$(51,355,983)	$(20,490,082)	$213,650	$3,787,988	$(59,644,874)	$(32,162,014)	$4,051,683	$1,317,564	$24,231,416	$10,858,554

Net Assets:
Beginning of year	$245,462,968	$265,953,050	$18,305,802	$14,517,814	$375,214,309	$407,376,323	$6,301,071	$4,983,507	$57,029,517	$46,170,963
End of year	$194,106,985	$245,462,968	$18,519,452	$18,305,802	$315,569,435	$375,214,309	$10,352,754	$6,301,071	$81,260,933	$57,029,517

Unit Transactions:
Beginning of year	26,220,995	31,162,190	1,863,783	1,705,653	37,868,174	44,118,674	340,870	336,533	3,707,620	3,765,936
Purchased	313,249	267,119	64,874	165,073	398,555	377,403	37,143	7,196	13,816	40,463
Transferred between Sub-Accounts and Fixed Accumulation Account	(2,013,497)	(1,692,883)	(35,910)	120,554	(2,730,091)	(1,408,509)	93,800	34,626	786,970	458,009
Withdrawn, surrendered and Annuitized	(3,390,079)	(3,515,431)	(145,744)	(127,497)	(4,902,734)	(5,219,394)	(30,156)	(37,485)	(585,171)	(556,788)
End of year	21,130,668	26,220,995	1,747,003	1,863,783	30,633,904	37,868,174	441,657	340,870	3,923,235	3,707,620

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GG1		GGS		GG2		GGR		GT2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$407,553	$531,725	$4,738,940	$6,342,553	$(100,475)	$(93,132)	$(1,403,083)	$(1,535,251)	$349,518	$102,576
Net realized gains (losses)	(83,260)	81,264	499,965	1,794,247	437,073	197,035	(3,627,490)	(28,027,686)	1,380,816	282,715
Net unrealized gains (losses)	(752,952)	(255,343)	(9,835,773)	(3,749,943)	222,273	799,765	16,422,115	50,415,650	(1,380,048)	1,445,102
Increase (Decrease) in net assets from operations	$(428,659)	$357,646	$(4,596,868)	$4,386,857	$558,871	$903,668	$11,391,542	$20,852,713	$350,286	$1,830,393

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$81,495	$80,546	$389,913	$277,843	$85,123	$341,983	$912,531	$1,142,741	$974,030	$310,222

Net transfers between Sub-Accounts and Fixed Account	208,862	(609,441)	848,113	(574,741)	(144,759)	487,074	(5,293,714)	(2,128,845)	2,400,700	1,550,350

Withdrawals, surrenders, annuitizations and contract charges	(447,370)	(355,915)	(9,303,652)	(9,314,460)	(698,965)	(768,686)	(26,234,722)	(30,248,355)	(1,389,697)	(827,388)
Net accumulation activity	$(157,013)	$(884,810)	$(8,065,626)	$(9,611,358)	$(758,601)	$60,371	$(30,615,905)	$(31,234,459)	$1,985,033	$1,033,184

Annuitization Activity:
Annuitizations	$-	$-	$111,898	$1,469	$-	$-	$-	$44,978	$-	$-

Annuity payments and contract charges	(1,902)	(1,882)	(36,669)	(52,518)	(1,895)	(1,758)	(95,928)	(139,373)	(1,970)	(1,822)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(111)	(233)	2,622	(2,347)	(272)	(265)	396	(26,742)	(218)	(244)
Net annuitization activity	$(2,013)	$(2,115)	$77,851	$(53,396)	$(2,167)	$(2,023)	$(95,532)	$(121,137)	$(2,188)	$(2,066)
Increase (Decrease) in net assets from contract owner transactions	$(159,026)	$(886,925)	$(7,987,775)	$(9,664,754)	$(760,768)	$58,348	$(30,711,437)	$(31,355,596)	$1,982,845	$1,031,118

Increase (Decrease) in net assets	$(587,685)	$(529,279)	$(12,584,643)	$(5,277,897)	$(201,897)	$962,016	$(19,319,895)	$(10,502,883)	$2,333,131	$2,861,511

Net Assets:
Beginning of year	$4,820,154	$5,349,433	$56,460,907	$61,738,804	$7,740,130	$6,778,114	$165,248,378	$175,751,261	$14,165,553	$11,304,042
End of year	$4,232,469	$4,820,154	$43,876,264	$56,460,907	$7,538,233	$7,740,130	$145,928,483	$165,248,378	$16,498,684	$14,165,553

Unit Transactions:
Beginning of year	340,389	408,658	3,280,149	3,854,620	614,351	615,859	9,885,010	11,683,281	1,049,400	965,835
Purchased	5,907	5,691	20,411	19,287	6,426	27,022	54,583	89,520	71,697	25,095
Transferred between Sub-Accounts and Fixed Accumulation Account	14,937	(46,854)	58,577	(40,908)	(9,898)	37,684	(357,428)	(145,802)	179,527	124,124
Withdrawn, surrendered and Annuitized	(33,383)	(27,106)	(549,483)	(552,850)	(57,900)	(66,214)	(1,360,473)	(1,741,989)	(104,820)	(65,654)
End of year	327,850	340,389	2,809,654	3,280,149	552,979	614,351	8,221,692	9,885,010	1,195,804	1,049,400
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GTR		MFK		GSS		MFC		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$4,515,169	$1,639,045	$4,943,085	$5,311,418	$12,565,709	$19,078,939	$5,159,486	$3,821,490	$16,583,114	$17,453,196
Net realized gains (losses)	13,987,861	1,416,394	(1,022,090)	(586,530)	(2,015,037)	1,545,702	438,081	1,891,470	(608,245)	(5,872,320)
Net unrealized gains (losses)	(14,869,273)	18,711,648	(3,448,153)	(1,927,077)	(7,209,278)	(10,575,466)	(5,181,899)	(464,627)	(14,566,351)	8,588,522
Increase (Decrease) in net assets from operations	$3,633,757	$21,767,087	$472,842	$2,797,811	$3,341,394	$10,049,175	$415,668	$5,248,333	$1,408,518	$20,169,398

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,414,997	$1,045,992	$43,461,194	$53,907,297	$4,675,176	$3,471,222	$15,071,601	$21,500,341	$1,877,206	$1,939,363
Net transfers between Sub-Accounts and Fixed Account	18,721,768	13,211,569	10,741,708	(5,035,329)	(368,890)	(46,255,772)	(2,294,866)	(7,931,647)	(10,914,620)	(8,688,779)
Withdrawals, surrenders, annuitizations and contract charges	(28,086,144)	(26,772,989)	(18,447,788)	(14,684,600)	(70,344,240)	(82,006,716)	(10,086,647)	(8,063,717)	(45,388,131)	(48,396,346)
Net accumulation activity	$(7,949,379)	$(12,515,428)	$35,755,114	$34,187,368	$(66,037,954)	$(124,791,266)	$2,690,088	$5,504,977	$(54,425,545)	$(55,145,762)

Annuitization Activity:
Annuitizations	$180,341	$-	$15,734	$197,978	$84,194	$73,126	$3,861	$63,191	$177,130	$31,656

Annuity payments and contract charges	(149,588)	(150,141)	(17,362)	(6,823)	(286,165)	(414,074)	(7,273)	(3,910)	(133,203)	(171,070)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	36,634	(33,290)	(3,811)	1,008	207,911	(7,733)	(1,482)	49	(24,135)	(40,872)
Net annuitization activity	$67,387	$(183,431)	$(5,439)	$192,163	$5,940	$(348,681)	$(4,894)	$59,330	$19,792	$(180,286)
Increase (Decrease) in net assets from contract owner transactions	$(7,881,992)	$(12,698,859)	$35,749,675	$34,379,531	$(66,032,014)	$(125,139,947)	$2,685,194	$5,564,307	$(54,405,753)	$(55,326,048)

Increase (Decrease) in net assets	$(4,248,235)	$9,068,228	$36,222,517	$37,177,342	$(62,690,620)	$(115,090,772)	$3,100,862	$10,812,640	$(52,997,235)	$(35,156,650)

Net Assets:
Beginning of year	$160,297,490	$151,229,262	$169,069,438	$131,892,096	$406,733,201	$521,823,973	$92,066,666	$81,254,026	$267,795,978	$302,952,628
End of year	$156,049,255	$160,297,490	$205,291,955	$169,069,438	$344,042,581	$406,733,201	$95,167,528	$92,066,666	$214,798,743	$267,795,978

Unit Transactions:
Beginning of year	8,363,603	8,836,494	15,785,190	12,383,782	26,991,543	35,262,145	7,034,638	6,699,213	17,473,238	21,115,563
Purchased	78,262	68,033	4,185,925	5,289,019	310,904	240,825	1,148,789	1,727,571	120,125	140,559
Transferred between Sub-Accounts and Fixed Accumulation Account	1,133,661	846,174	1,042,444	(462,085)	20,383	(3,243,824)	(167,745)	(744,562)	(690,416)	(726,598)
Withdrawn, surrendered and Annuitized	(1,374,065)	(1,387,098)	(1,757,698)	(1,425,526)	(4,473,118)	(5,267,603)	(787,782)	(647,584)	(2,808,164)	(3,056,286)
End of year	8,201,461	8,363,603	19,255,861	15,785,190	22,849,712	26,991,543	7,227,900	7,034,638	14,094,783	17,473,238

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	IG1		IGS		MI1		MII		MS1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(139,436)	$(177,660)	$(580,350)	$(958,161)	$(60,142)	$(48,186)	$(302,197)	$(455,787)	$(4,443)	$(43,734)
Net realized gains (losses)	1,243,214	715,708	4,193,256	(141,492)	686,620	460,587	5,442,783	325,828	226,089	(2,317)
Net unrealized gains (losses)	1,006,266	1,975,536	10,677,698	18,815,282	567,446	866,445	7,259,782	16,362,040	(443,673)	178,933
Increase (Decrease) in net assets from operations	$2,110,044	$2,513,584	$14,290,604	$17,715,629	$1,193,924	$1,278,846	$12,400,368	$16,232,081	$(222,027)	$132,882

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$295,725	$455,050	$716,020	$1,483,705	$219,342	$124,724	$778,821	$518,508	$24,982	$80,085
Net transfers between Sub-Accounts and Fixed Account	(114,486)	1,513,874	806,816	7,903,769	3,293,495	1,990,625	24,618,251	18,525,146	(2,578,076)	85,835
Withdrawals, surrenders, annuitizations and contract charges	(1,611,402)	(1,962,055)	(15,624,729)	(14,525,761)	(518,923)	(1,280,420)	(14,876,076)	(11,810,440)	(151,883)	(234,964)
Net accumulation activity	$(1,430,163)	$6,869	$(14,101,893)	$(5,138,287)	$2,993,914	$834,929	$10,520,996	$7,233,214	$(2,704,977)	$(69,044)

Annuitization Activity:
Annuitizations	$-	$-	$10,297	$-	$-	$-	$-	$6,399	$-	$-
Annuity payments and contract charges	-	(1,288)	(24,069)	(28,452)	-	-	(23,404)	(27,301)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(81)	(475)	(5,406)	(13,037)	-	-	14,392	(18,317)	-	-
Net annuitization activity	$(81)	$(1,763)	$(19,178)	$(41,489)	$-	$-	$(9,012)	$(39,219)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(1,430,244)	$5,106	$(14,121,071)	$(5,179,776)	$2,993,914	$834,929	$10,511,984	$7,193,995	$(2,704,977)	$(69,044)

Increase (Decrease) in net assets	$679,800	$2,518,690	$169,533	$12,535,853	$4,187,838	$2,113,775	$22,912,352	$23,426,076	$(2,927,004)	$63,838

Net Assets:
Beginning of year	$17,567,913	$15,049,223	$119,165,042	$106,629,189	$6,685,849	$4,572,074	$82,150,477	$58,724,401	$2,927,004	$2,863,166
End of year	$18,247,713	$17,567,913	$119,334,575	$119,165,042	$10,873,687	$6,685,849	$105,062,829	$82,150,477	$-	$2,927,004

Unit Transactions:
Beginning of year	1,328,474	1,333,889	9,969,224	10,442,087	464,476	399,293	5,206,659	4,579,850	319,540	328,461
Purchased	21,208	36,815	55,567	137,245	13,590	9,215	46,241	37,830	2,842	9,099
Transferred between Sub-Accounts and Fixed Accumulation Account	(9,706)	128,073	65,086	715,755	218,018	162,629	1,586,799	1,368,743	(304,814)	9,019
Withdrawn, surrendered and Annuitized	(118,078)	(170,303)	(1,249,348)	(1,325,863)	(34,195)	(106,661)	(855,242)	(779,764)	(17,568)	(27,039)
End of year	1,221,898	1,328,474	8,840,529	9,969,224	661,889	464,476	5,984,457	5,206,659	-	319,540

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MSS		M1B		MIS		MFL		MIT
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$151,793	$(1,828,981)	$(1,033,378)	$(1,134,440)	$(3,558,811)	$(6,009,977)	$(1,196,005)	$(502,504)	$(4,043,090)	$(3,897,987)
Net realized gains (losses)	(77,745,349)	(45,397,518)	906,367	(52,751)	(52,016,751)	(63,483,654)	1,694,726	(56,806)	(49,530,970)	(71,452,034)
Net unrealized gains (losses)	68,056,289	53,405,003	2,046,378	6,285,095	64,611,410	101,559,961	8,643,645	7,290,563	105,268,694	170,677,886
Increase (Decrease) in net assets from operations	$(9,537,267)	$6,178,504	$1,919,367	$5,097,904	$9,035,848	$32,066,330	$9,142,366	$6,731,253	$51,694,634	$95,327,865

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$679,218	$1,206,380	$6,618,077	$13,376,230	$2,961,399	$3,941,067	$48,524,695	$3,601,180	$7,191,804	$7,187,416
Net transfers between Sub-Accounts and Fixed Account	(114,412,010)	(5,445,466)	(176,125)	1,734,717	(25,634,138)	(14,435,588)	62,520,334	2,622,170	(32,262,023)	(21,218,188)
Withdrawals, surrenders, annuitizations and contract charges	(6,177,608)	(21,409,603)	(5,407,268)	(6,451,654)	(52,665,488)	(54,179,493)	(10,225,205)	(7,706,529)	(161,313,860)	(156,063,459)
Net accumulation activity	$(119,910,400)	$(25,648,689)	$1,034,684	$8,659,293	$(75,338,227)	$(64,674,014)	$100,819,824	$(1,483,179)	$(186,384,079)	$(170,094,231)

Annuitization Activity:
Annuitizations	$-	$10,426	$-	$-	$167,871	$8,462	$9,176	$-	$265,966	$279,385
Annuity payments and contract charges	(26,838)	(92,435)	(1,322)	(1,288)	(96,365)	(152,019)	(3,030)	(5,121)	(584,424)	(756,842)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	70,076	7,519	(150)	(164)	(3,497)	(6,319)	(768)	(1,348)	(37,994)	53,367
Net annuitization activity	$43,238	$(74,490)	$(1,472)	$(1,452)	$68,009	$(149,876)	$5,378	$(6,469)	$(356,452)	$(424,090)
Increase (Decrease) in net assets from contract owner transactions	$(119,867,162)	$(25,723,179)	$1,033,212	$8,657,841	$(75,270,218)	$(64,823,890)	$100,825,202	$(1,489,648)	$(186,740,531)	$(170,518,321)

Increase (Decrease) in net assets	$(129,404,429)	$(19,544,675)	$2,952,579	$13,755,745	$(66,234,370)	$(32,757,560)	$109,967,568	$5,241,605	$(135,045,897)	$(75,190,456)

Net Assets:
Beginning of year	$129,404,429	$148,949,104	$75,706,711	$61,950,966	$431,900,622	$464,658,182	$75,087,391	$69,845,786	$993,646,065	$1,068,836,521
End of year	$-	$129,404,429	$78,659,290	$75,706,711	$365,666,252	$431,900,622	$185,054,959	$75,087,391	$858,600,168	$993,646,065

Unit Transactions:
Beginning of year	10,357,284	12,280,302	7,277,585	6,650,621	52,900,145	61,247,213	7,171,814	7,446,726	71,195,865	82,105,319
Purchased	26,949	123,429	585,724	1,231,656	365,565	505,522	3,620,458	310,603	576,585	657,486
Transferred between Sub-Accounts and Fixed Accumulation Account	(9,942,394)	(470,780)	(16,700)	127,386	(3,254,704)	(2,109,901)	4,587,800	239,035	(2,376,201)	(1,529,257)
Withdrawn, surrendered and Annuitized	(441,839)	(1,575,667)	(560,717)	(732,078)	(6,201,128)	(6,742,689)	(927,396)	(824,550)	(9,929,205)	(10,037,683)
End of year	-	10,357,284	7,285,892	7,277,585	43,809,878	52,900,145	14,452,676	7,171,814	59,467,044	71,195,865

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MC1		MCS		MCV		MM1		MMS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(657,849)	$(674,834)	$(1,052,820)	$(1,181,128)	$(407,130)	$(354,360)	$753,497	$(906,539)	$2,633,473	$(1,758,917)
Net realized gains (losses)	1,461,744	101,715	3,972,155	(5,025,767)	3,818,857	1,407,912	-	-	-	-
Net unrealized gains (losses)	(452,260)	5,202,749	(2,471,284)	15,514,628	(2,039,365)	2,642,854	-	-	-	-
Increase (Decrease) in net assets from operations	$351,635	$4,629,630	$448,051	$9,307,733	$1,372,362	$3,696,406	$753,497	$(906,539)	$2,633,473	$(1,758,917)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,776,762	$5,376,954	$496,352	$621,036	$1,740,028	$4,358,082	$35,338,140	$54,946,373	$10,162,763	$12,705,215
Net transfers between Sub-Accounts and Fixed Account	(2,379,908)	2,442,000	(4,910,417)	9,935,957	272,585	2,713,313	20,039,535	950,350	71,780,580	43,109,993
Withdrawals, surrenders, annuitizations and contract charges	(3,429,952)	(4,601,299)	(11,189,733)	(12,153,940)	(1,811,200)	(2,470,565)	(22,962,808)	(19,325,824)	(121,034,104)	(158,917,830)
Net accumulation activity	$(4,033,098)	$3,217,655	$(15,603,798)	$(1,596,947)	$201,413	$4,600,830	$32,414,867	$36,570,899	$(39,090,761)	$(103,102,622)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$17,988	$74,787	$408,596	$6,154
Annuity payments and contract charges	(1,482)	(2,698)	(16,223)	(17,317)	(144)	(131)	(22,657)	(16,405)	(289,212)	(541,269)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(162)	(596)	(1,687)	(10,171)	(20)	(21)	(2,552)	(1,676)	4,455	(30,445)
Net annuitization activity	$(1,644)	$(3,294)	$(17,910)	$(27,488)	$(164)	$(152)	$(7,221)	$56,706	$123,839	$(565,560)
Increase (Decrease) in net assets from contract owner transactions	$(4,034,742)	$3,214,361	$(15,621,708)	$(1,624,435)	$201,249	$4,600,678	$32,407,646	$36,627,605	$(38,966,922)	$(103,668,182)

Increase (Decrease) in net assets	$(3,683,107)	$7,843,991	$(15,173,657)	$7,683,298	$1,573,611	$8,297,084	$33,161,143	$35,721,066	$(36,333,449)	$(105,427,099)

Net Assets:
Beginning of year	$44,072,943	$36,228,952	$83,825,087	$76,141,789	$23,975,740	$15,678,656	$84,038,433	$48,317,367	$228,260,816	$333,687,915
End of year	$40,389,836	$44,072,943	$68,651,430	$83,825,087	$25,549,351	$23,975,740	$117,199,576	$84,038,433	$191,927,367	$228,260,816

Unit Transactions:
Beginning of year	4,467,480	4,289,811	14,935,080	15,334,959	1,649,863	1,271,769	8,633,307	4,896,722	19,134,186	27,710,277
Purchased	168,616	470,119	91,977	120,668	126,139	342,282	3,695,752	5,763,991	837,549	1,054,843
Transferred between Sub-Accounts and Fixed Accumulation Account	(287,385)	243,001	(937,855)	1,811,054	32,028	247,372	1,491,596	51,736	5,232,383	1,918,766
Withdrawn, Surrendered and Annuitized	(370,246)	(535,451)	(2,040,782)	(2,331,601)	(125,946)	(211,560)	(1,862,317)	(2,079,142)	(9,265,386)	(11,549,700)
End of year	3,978,465	4,467,480	12,048,420	14,935,080	1,682,084	1,649,863	11,958,338	8,633,307	15,938,732	19,134,186

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	M1A		NWD		RE1		RES		RG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,099,248)	$(639,620)	$(2,066,947)	$(2,421,502)	$(309,409)	$(169,946)	$(3,088,143)	$(2,009,526)	$(101,190)	$(96,210)
Net realized gains (losses)	696,265	119,535	(4,566,892)	(8,962,200)	886,042	188,535	(46,532,878)	(53,492,425)	288,429	100,384
Net unrealized gains (losses)	4,109,208	3,796,851	10,556,317	19,818,600	960,746	2,807,892	72,072,584	110,152,682	248,578	1,101,904
Increase (Decrease) in net assets from operations	$3,706,225	$3,276,766	$3,922,478	$8,434,898	$1,537,379	$2,826,481	$22,451,563	$54,650,731	$435,817	$1,106,078

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$24,188,648	$22,076,668	$847,170	$1,686,023	$3,237,528	$6,456,072	$2,711,614	$3,128,492	$30,188	$297,625
Net transfers between Sub-Accounts and Fixed Account	4,241,256	3,800,793	(10,303,966)	791,776	(44,410)	1,182,915	(16,842,629)	(16,034,379)	387,312	201,963
Withdrawals, surrenders, annuitizations and contract charges	(4,050,830)	(3,852,973)	(21,263,992)	(22,935,413)	(2,196,371)	(1,505,345)	(71,202,208)	(74,406,357)	(774,018)	(616,532)
Net accumulation activity	$24,379,074	$22,024,488	$(30,720,788)	$(20,457,614)	$996,747	$6,133,642	$(85,333,223)	$(87,312,244)	$(356,518)	$(116,944)

Annuitization Activity:
Annuitizations	$9,537	$1,806	$44,442	$-	$-	$-	$30,358	$29,105	$-	$-
Annuity payments and contract charges	(6,180)	(6,464)	(49,118)	(77,338)	(1,798)	(1,678)	(264,185)	(358,056)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(753)	(1,059)	(9,087)	(20,610)	(198)	(221)	46,003	(63,835)	-	-
Net annuitization activity	$2,604	$(5,717)	$(13,763)	$(97,948)	$(1,996)	$(1,899)	$(187,824)	$(392,786)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$24,381,678	$22,018,771	$(30,734,551)	$(20,555,562)	$994,751	$6,131,743	$(85,521,047)	$(87,705,030)	$(356,518)	$(116,944)

Increase (Decrease) in net assets	$28,087,903	$25,295,537	$(26,812,073)	$(12,120,664)	$2,532,130	$8,958,224	$(63,069,484)	$(33,054,299)	$79,299	$989,134

Net Assets:
Beginning of year	$54,151,676	$28,856,139	$164,314,000	$176,434,664	$24,899,828	$15,941,604	$416,020,180	$449,074,479	$9,872,571	$8,883,437
End of year	$82,239,579	$54,151,676	$137,501,927	$164,314,000	$27,431,958	$24,899,828	$352,950,696	$416,020,180	$9,951,870	$9,872,571

Unit Transactions:
Beginning of year	4,707,914	3,069,941	15,598,558	17,567,342	2,212,955	1,658,552	28,414,936	34,114,618	905,199	919,450
Purchased	1,817,450	1,751,761	78,127	167,583	266,534	588,220	209,773	261,887	2,824	27,875
Transferred between Sub-Accounts and Fixed Accumulation Account	281,762	329,473	(951,994)	20,443	(16,685)	105,648	(1,185,133)	(1,187,915)	33,373	18,387
Withdrawn, surrendered and Annuitized	(385,101)	(443,261)	(1,927,349)	(2,156,810)	(202,136)	(139,465)	(4,252,438)	(4,773,654)	(71,113)	(60,513)
End of year	6,422,025	4,707,914	12,797,342	15,598,558	2,260,668	2,212,955	23,187,138	28,414,936	870,283	905,199

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	RGS		RI1		RIS		SG1		SGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(578,321)	$(592,503)	$(802,386)	$(591,548)	$(576,670)	$(744,433)	$(635,402)	$(640,484)	$(442,231)	$(665,050)
Net realized gains (losses)	1,111,794	(146,072)	3,963,011	1,184,242	3,057,266	(263,263)	837,007	341,221	(2,028,240)	(4,127,724)
Net unrealized gains (losses)	3,243,621	10,042,598	7,200,026	7,722,700	9,687,272	14,825,795	(369,892)	2,072,041	2,214,864	6,865,302
Increase (Decrease) in net assets from operations	$3,777,094	$9,304,023	$10,360,651	$8,315,394	$12,167,868	$13,818,099	$(168,287)	$1,772,778	$(255,607)	$2,072,528

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$696,223	$512,063	$21,667,728	$25,144,516	$451,503	$689,518	$3,477,517	$9,815,055	$116,817	$540,893
Net transfers between Sub-Accounts and Fixed Account	5,711,630	4,512,930	(844,724)	1,384,484	5,119,489	6,946,934	(1,313,001)	2,118,549	(3,430,862)	135,787
Withdrawals, surrenders, annuitizations and contract charges	(12,416,009)	(11,303,299)	(3,685,141)	(2,144,942)	(11,179,077)	(9,449,782)	(3,266,776)	(2,567,528)	(5,251,601)	(5,224,190)
Net accumulation activity	$(6,008,156)	$(6,278,306)	$17,137,863	$24,384,058	$(5,608,085)	$(1,813,330)	$(1,102,260)	$9,366,076	$(8,565,646)	$(4,547,510)

Annuitization Activity:
Annuitizations	$14,165	$444	$8,182	$-	$24,750	$-	$-	$-	$-	$32,681
Annuity payments and contract charges	(22,485)	(27,884)	(1,356)	-	(23,151)	(26,630)	(234)	(233)	(17,921)	(19,900)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(7,062)	(8,067)	(107)	-	4,117	(6,715)	(30)	(35)	(499)	(1,117)
Net annuitization activity	$(15,382)	$(35,507)	$6,719	$-	$5,716	$(33,345)	$(264)	$(268)	$(18,420)	$11,664
Increase (Decrease) in net assets from contract owner transactions	$(6,023,538)	$(6,313,813)	$17,144,582	$24,384,058	$(5,602,369)	$(1,846,675)	$(1,102,524)	$9,365,808	$(8,584,066)	$(4,535,846)

Increase (Decrease) in net assets	$(2,246,444)	$2,990,210	$27,505,233	$32,699,452	$6,565,499	$11,971,424	$(1,270,811)	$11,138,586	$(8,839,673)	$(2,463,318)

Net Assets:
Beginning of year	$80,437,148	$77,446,938	$59,726,643	$27,027,191	$85,264,194	$73,292,770	$40,429,490	$29,290,904	$45,009,582	$47,472,900
End of year	$78,190,704	$80,437,148	$87,231,876	$59,726,643	$91,829,693	$85,264,194	$39,158,679	$40,429,490	$36,169,909	$45,009,582

Unit Transactions:
Beginning of year	7,171,116	7,761,504	4,045,282	2,221,110	7,228,881	7,413,002	3,351,218	2,600,189	7,207,008	7,977,749
Purchased	60,784	48,461	1,395,767	1,933,352	34,560	65,123	295,366	827,887	19,799	90,349
Transferred between Sub-Accounts and Fixed Accumulation Account	493,062	403,741	(59,636)	101,497	352,425	625,608	(115,065)	155,498	(602,554)	(2,179)
Withdrawn, surrendered and Annuitized	(1,036,432)	(1,042,590)	(258,258)	(210,677)	(859,708)	(874,852)	(282,216)	(232,356)	(820,498)	(858,911)
End of year	6,688,530	7,171,116	5,123,155	4,045,282	6,756,158	7,228,881	3,249,303	3,351,218	5,803,755	7,207,008

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SI1		SIS		SVS		TE1		TEC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,175,357	$997,670	$3,482,491	$2,176,605	$(100,156)	$(142,279)	$(47,195)	$(57,465)	$(284,573)	$(367,575)
Net realized gains (losses)	463,425	(125,834)	1,796,424	1,549,825	1,445,326	489,287	60,025	34,555	(746,760)	(663,384)
Net unrealized gains (losses)	(1,648,182)	313,853	(5,042,200)	301,180	(1,623,798)	1,158,881	103,449	(15,790)	1,615,211	812,190
Increase (Decrease) in net assets from operations	$(9,400)	$1,185,689	$236,715	$4,027,610	$(278,628)	$1,505,889	$116,279	$(38,700)	$583,878	$(218,769)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$348,779	$1,492,016	$798,330	$560,505	$356,224	$632,783	$198,085	$297,415	$98,390	$289,563
Net transfers between Sub-Accounts and Fixed Account	1,226,603	2,888,470	3,030,381	4,764,398	(444,523)	1,656,063	(242,569)	(424,857)	(2,142,311)	(2,188,011)
Withdrawals, surrenders, annuitizations and contract charges	(3,109,910)	(2,384,491)	(10,732,024)	(10,907,440)	(557,222)	(510,005)	(328,049)	(295,831)	(2,624,210)	(3,152,821)
Net accumulation activity	$(1,534,528)	$1,995,995	$(6,903,313)	$(5,582,537)	$(645,521)	$1,778,841	$(372,533)	$(423,273)	$(4,668,131)	$(5,051,269)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,091)	(3,044)	(20,803)	(22,295)	-	-	-	-	(936)	(7,517)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(311)	(374)	(408)	2,339	-	-	-	-	(859)	(106)
Net annuitization activity	$(3,402)	$(3,418)	$(21,211)	$(19,956)	$-	$-	$-	$-	$(1,795)	$(7,623)
Increase (Decrease) in net assets from contract owner transactions	$(1,537,930)	$1,992,577	$(6,924,524)	$(5,602,493)	$(645,521)	$1,778,841	$(372,533)	$(423,273)	$(4,669,926)	$(5,058,892)

Increase (Decrease) in net assets	$(1,547,330)	$3,178,266	$(6,687,809)	$(1,574,883)	$(924,149)	$3,284,730	$(256,254)	$(461,973)	$(4,086,048)	$(5,277,661)

Net Assets:
Beginning of year	$24,035,088	$20,856,822	$64,706,617	$66,281,500	$11,455,484	$8,170,754	$3,633,413	$4,095,386	$23,074,612	$28,352,273
End of year	$22,487,758	$24,035,088	$58,018,808	$64,706,617	$10,531,335	$11,455,484	$3,377,159	$3,633,413	$18,988,564	$23,074,612

Units Transactions:
Beginning of year	1,930,592	1,775,616	4,922,159	5,366,035	847,507	696,940	482,254	547,602	6,675,608	8,298,127
Purchased	28,196	127,100	60,494	43,997	27,522	49,432	15,474	38,276	28,400	88,325
Transferred between Sub-Accounts and Fixed Accumulation Account	95,966	227,333	221,650	354,585	(35,443)	142,960	(34,049)	(63,324)	(666,652)	(766,661)
Withdrawn, surrendered and Annuitized	(249,641)	(199,457)	(806,426)	(842,458)	(43,092)	(41,825)	(44,397)	(40,300)	(792,795)	(944,183)
End of year	1,805,113	1,930,592	4,397,877	4,922,159	796,494	847,507	419,282	482,254	5,244,561	6,675,608

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFJ		TRS		MFE		UTS		MV1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$3,368,619	$1,531,107	$16,568,875	$15,702,503	$(252,739)	$36,573	$(1,263,376)	$1,354,733	$(546,127)	$(506,469)
Net realized gains (losses)	18,269,552	2,407,433	30,124,782	(20,020,396)	1,721,587	482,410	(3,823,076)	(15,998,478)	3,591,472	1,801,920
Net unrealized gains (losses)	(14,278,009)	28,801,554	(26,978,207)	137,018,543	2,776,709	4,588,617	47,760,165	80,291,938	2,471,924	11,973,853
Increase (Decrease) in net assets from operations	$7,360,162	$32,740,094	$19,715,450	$132,700,650	$4,245,557	$5,107,600	$42,673,713	$65,648,193	$5,517,269	$13,269,304

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$231,095,465	$184,300,712	$11,431,545	$10,312,424	$4,654,664	$2,616,415	$2,792,123	$2,477,340	$11,416,522	$19,812,349
Net transfers between Sub-Accounts and Fixed Account	3,174,435	8,808,295	19,406,341	40,976,217	7,184,490	2,304,956	15,481,759	3,978,397	(841,120)	7,954,183
Withdrawals, surrenders, annuitizations and contract charges	(45,382,250)	(24,356,025)	(238,910,653)	(230,320,844)	(2,704,056)	(1,690,896)	(46,907,679)	(36,593,002)	(8,878,990)	(6,437,809)
Net accumulation activity	$188,887,650	$168,752,982	$(208,072,767)	$(179,032,203)	$9,135,098	$3,230,475	$(28,633,797)	$(30,137,265)	$1,696,412	$21,328,723

Annuitization Activity:
Annuitizations	$72,929	$277,467	$992,727	$401,245	$-	$-	$27,130	$16,580	$-	$8,290
Annuity payments and contract charges	(58,225)	(17,723)	(1,201,542)	(1,803,867)	(3,722)	(2,943)	(164,847)	(156,501)	(5,080)	(4,027)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(3,410)	440	(31,494)	(37,891)	(509)	(496)	(27,203)	(30,370)	(568)	(545)
Net annuitization activity	$11,294	$260,184	$(240,309)	$(1,440,513)	$(4,231)	$(3,439)	$(164,920)	$(170,291)	$(5,648)	$3,718
Increase (Decrease) in net assets from contract owner transactions	$188,898,944	$169,013,166	$(208,313,076)	$(180,472,716)	$9,130,867	$3,227,036	$(28,798,717)	$(30,307,556)	$1,690,764	$21,332,441

Increase (Decrease) in net assets	$196,259,106	$201,753,260	$(188,597,626)	$(47,772,066)	$13,376,424	$8,334,636	$13,874,996	$35,340,637	$7,208,033	$34,601,745

Net Assets:
Beginning of year	$433,233,722	$231,480,462	$1,417,695,061	$1,465,467,127	$24,246,657	$15,912,021	$285,330,031	$249,989,394	$117,692,787	$83,091,042
End of year	$629,492,828	$433,233,722	$1,229,097,435	$1,417,695,061	$37,623,081	$24,246,657	$299,205,027	$285,330,031	$124,900,820	$117,692,787

Unit Transactions:
Beginning of year	35,062,662	21,048,945	70,122,337	77,917,832	1,823,681	1,653,827	18,353,815	20,380,385	9,411,407	7,717,616
Purchased	18,109,710	15,477,966	578,979	537,644	235,372	167,198	154,638	191,990	866,871	1,683,086
Transferred between Sub-Accounts and Fixed Accumulation Account	235,672	726,826	1,293,273	2,361,050	443,312	161,915	938,908	164,852	(72,334)	592,768
Withdrawn, Surrendered and Annuitized	(3,927,686)	(2,191,075)	(10,783,753)	(10,694,189)	(191,998)	(159,259)	(2,490,858)	(2,383,412)	(727,670)	(582,063)
End of year	49,480,358	35,062,662	61,210,836	70,122,337	2,310,367	1,823,681	16,956,503	18,353,815	9,478,274	9,411,407

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MVS		NMT		NNG		NMI		OCA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005 (e)	2004	2005 (e)	2004	2005 (e)	2004	2005	2004
Operations:
Net investment income (loss)	$(120,412)	$(447,682)	$(5)	$-	$(277)	$-	$(45)	$-	$(360,974)	$(452,641)
Net realized gains (losses)	10,526,546	3,245,993	(1)	-	194	-	118	-	621,806	480,811
Net unrealized gains (losses)	5,411,309	38,044,549	(24)	-	2,498	-	1,266	-	737,196	1,254,974
Increase (Decrease) in net assets from operations	$15,817,443	$40,842,860	$(30)	$-	$2,415	$-	$1,339	$-	$998,028	$1,283,144

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,381,078	$2,448,980	$3,181	$-	$51,066	$-	$10,377	$-	$3,706,640	$8,853,620
Net transfers between Sub-Accounts and Fixed Account	10,371,692	32,140,078	2,053	-	(3,145)	-	3,790	-	469,075	2,120,983
Withdrawals, surrenders, annuitizations and contract charges	(48,991,266)	(47,238,117)	-	-		-		-	(2,060,215)	(1,900,300)
Net accumulation activity	$(36,238,496)	$(12,649,059)	$5,234	$-	$47,921	$-	$14,167	$-	$2,115,500	$9,074,303

Annuitization Activity:
Annuitizations	$146,311	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(111,430)	(109,310)	-	-	-	-	-	-	(2,069)	(2,054)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(5,205)	(24,206)	-	-	-	-	-	-	(275)	(290)
Net annuitization activity	$29,676	$(133,516)	$-	$-	$-	$-	$-	$-	$(2,344)	$(2,344)
Increase (Decrease) in net assets from contract owner transactions	$(36,208,820)	$(12,782,575)	$5,234	$	$47,921	$	$14,167	$	$2,113,156	$9,071,959

Increase (Decrease) in net assets	$(20,391,377)	$28,060,285	$5,204	$-	$50,336	$-	$15,506	$-	$3,111,184	$10,355,103

Net Assets:
Beginning of year	$332,260,043	$304,199,758	$-	$-	$	$-	$-	$-	$30,806,058	$20,450,955
End of year	$311,868,666	$332,260,043	$5,204	$-	$50,336	$-	$15,506	$-	$33,917,242	$30,806,058

Unit Transactions:
Beginning of year	22,855,509	23,811,669	-	-	-	-	-	-	2,178,624	1,528,490
Purchased	159,647	186,359	279	-	4,885	-	958	-	266,327	648,675
Transferred between Sub-Accounts and Fixed Accumulation Account	693,930	2,352,438	183	-	(287)	-	341	-	35,858	148,604
Withdrawn, Surrendered and Annuitized	(3,245,095)	(3,494,957)	-	-	-	-	-	-	(151,833)	(147,145)
End of year	20,463,991	22,855,509	462	-	4,598	-	1,299	-	2,328,976	2,178,624

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OGG		OMG		OMS		PMB		PLD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004	2005	2004	2005	2004 (d)	2005	2004 (d)
Operations:
Net investment income (loss)	$(96,295)	$(41,680)	$(1,564,825)	$(895,481)	$(162,155)	$(103,691)	$104,439	$16,283	$1,853,589	$(270,357)
Net realized gains (losses)	141,076	3,887	997,053	153,319	673,180	284,044	104,174	81,358	464,096	339,862
Net unrealized gains (losses)	1,149,890	745,676	9,951,281	7,428,657	235,825	851,847	99,202	28,734	(3,457,393)	(99,763)
Increase (Decrease) in net assets from operations	$1,194,671	$707,883	$9,383,509	$6,686,495	$746,850	$1,032,200	$307,815	$126,375	$(1,139,708)	$(30,258)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,185,665	$2,907,918	$106,531,165	$93,297,844	$1,821,587	$3,144,768	$1,721,604	$931,961	$105,227,960	$108,028,818
Net transfers between Sub-Accounts and Fixed Account	2,233,083	2,754,966	24,493,311	10,840,790	469,482	959,837	1,674,201	680,879	22,745,263	13,722,573
Withdrawals, surrenders, annuitizations and contract charges	(327,334)	(68,877)	(8,390,392)	(2,420,844)	(513,553)	(350,677)	(145,675)	(155,352)	(11,014,261)	(3,210,803)
Net accumulation activity	$6,091,414	$5,594,007	$122,634,084	$101,717,790	$1,777,516	$3,753,928	$3,250,130	$1,457,488	$116,958,962	$118,540,588

Annuitization Activity:
Annuitizations	$-	$-	$41,825	$30,827	$-	$-	$-	$-	$55,158	$158,841
Annuity payments and contract charges	-	-	(8,439)	(1,122)	-	-	-	-	(21,651)	(4,858)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,189)	(229)	-	-	-	-	(3,300)	(733)
Net annuitization activity	$-	$-	$32,197	$29,476	$-	$-	$-	$-	$30,207	$153,250
Increase (Decrease) in net assets from contract owner transactions	$6,091,414	$5,594,007	$122,666,281	$101,747,266	$1,777,516	$3,753,928	$3,250,130	$1,457,488	$116,989,169	$118,693,838

Increase (Decrease) in net assets	$7,286,085	$6,301,890	$132,049,790	$108,433,761	$2,524,366	$4,786,128	$3,557,945	$1,583,863	$115,849,461	$118,663,580

Net Assets:
Beginning of year	$6,301,890	$	$114,799,188	$6,365,427	$8,170,089	$3,383,961	$1,583,863	$	$118,663,580	$-
End of year	$13,587,975	$6,301,890	$246,848,978	$114,799,188	$10,694,455	$8,170,089	$5,141,808	$1,583,863	$234,513,041	$118,663,580

Unit Transactions:
Beginning of year	514,788	-	8,686,835	509,155	489,698	236,889	96,856	-	11,851,375	-
Purchased	334,202	268,926	8,106,880	7,638,555	109,464	213,715	103,068	62,430	10,785,554	10,932,711
Transferred between Sub-Accounts and Fixed Accumulation Account	173,897	253,328	1,836,813	855,202	27,867	63,572	99,474	44,630	2,287,480	1,368,992
Withdrawn, Surrendered and Annuitized	(31,430)	(7,466)	(691,762)	(316,077)	(31,233)	(24,478)	(9,218)	(10,204)	(1,320,057)	(450,328)
End of year	991,457	514,788	17,938,766	8,686,835	595,796	489,698	290,180	96,856	23,604,352	11,851,375

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PRR		PTR		PRA		PCR		SSA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005 (f)	2004	2005 (f)	2004	2005	2004 (d)
Operations:
Net investment income (loss)	$297,897	$(136,781)	$860,696	$(1,305)	$2,858	$-	$3,906	$-	$(24,395)	$(4,913)
Net realized gains (losses)	528,393	819,357	1,003,049	710,032	470	-	1,675	-	216,805	83,921
Net unrealized gains (losses)	(753,428)	497,969	(1,606,801)	470,014	(1,694)	-	(3,466)	-	(225,740)	22,403
Increase (Decrease) in net assets from operations	$72,862	$1,180,545	$256,944	$1,178,741	$1,634	$-	$2,115	$-	$(33,330)	$101,411

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$9,781,197	$9,651,868	$9,869,887	$13,529,712	$183,341	$-	$402,411	$-	$843,538	$744,980
Net transfers between Sub-Accounts and Fixed Account	2,413,025	2,689,335	2,994,776	2,141,659	6,671	-	123,940	-	(260,265)	279,702
Withdrawals, surrenders, annuitizations and contract charges	(2,986,060)	(1,375,035)	(5,078,576)	(3,581,246)	-	-	(23,957)	-	(78,188)	(15,227)
Net accumulation activity	$9,208,162	$10,966,168	$7,786,087	$12,090,125	$190,012	$-	$502,394	$-	$505,085	$1,009,455

Annuitization Activity:
Annuitizations	$-	$-	$	$43,626	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(4,855)	(3,051)	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(997)	62	-	-	-	-	-	-
Net annuitization activity	$-	$-	$(5,852)	$40,637	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$9,208,162	$10,966,168	$7,780,235	$12,130,762	$190,012	$-	$502,394	$-	$505,085	$1,009,455

Increase (Decrease) in net assets	$9,281,024	$12,146,713	$8,037,179	$13,309,503	$191,646	$-	$504,509	$-	$471,755	$1,110,866

Net Assets:
Beginning of year	$23,367,250	$11,220,537	$49,373,803	$36,064,300	$-	$-	$-	$-	$1,110,866	$-
End of year	$32,648,274	$23,367,250	$57,410,982	$49,373,803	$191,646	$-	$504,509	$-	$1,582,621	$1,110,866

Unit Transactions:
Beginning of year	1,942,972	997,936	4,491,441	3,385,657	-	-	-	-	99,939	-
Purchased	820,258	834,759	901,835	1,272,151	18,109	-	39,388	-	79,732	74,388
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	203,121	232,036	271,940	184,512	652	-	11,915	-	(24,538)	27,622
Withdrawn, Surrendered and Annuitized	(253,965)	(121,759)	(473,144)	(350,879)	-	-	(2,291)	-	(8,738)	(2,071)
End of year	2,712,386	1,942,972	5,192,072	4,491,441	18,761	-	49,012	-	146,395	99,939

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	IGB		SRE		SC3		CMM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004 (d)	2005	2004	2005 (e)	2004
Operations:
Net investment income (loss)	$55,369	$11,572	$(139,876)	$(162,071)	$(46,718)	$(38,422)	$2,627	$-
Net realized gains (losses)	14,905	(12,804)	3,691,782	117,675	2,635,319	1,458,668	-	-
Net unrealized gains (losses)	(75,195)	9,833	(155,245)	3,489,553	(1,236,264)	3,043,794	-	-
Increase (Decrease) in net assets from operations	$(4,921)	$8,601	$3,396,661	$3,445,157	$1,352,337	$4,464,040	$2,627	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,578,754	$1,333,158	$21,656,624	$17,917,099	$474,467	$2,538,811	$413,721	$-
Net transfers between Sub-Accounts and Fixed Account	1,794,232	(546,352)	3,596,732	198,893	(747,353)	(463,897)	87,375	-
Withdrawals, surrenders, annuitizations and contract charges	(551,094)	(101,281)	(1,722,954)	(567,032)	(1,165,997)	(1,029,732)	(13,581)	-
Net accumulation activity	$2,821,892	$685,525	$23,530,402	$17,548,960	$(1,438,883)	$1,045,182	$487,515	$-

Annuitization Activity:
Annuitizations	$-	$-	$5,387	$737	$-	$-	$-	$-

Annuity payments and contract charges	-	-	(1,152)	(55)	(1,307)	(1,114)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(87)	(4)	(188)	(183)	-	-
Net annuitization activity	$-	$-	$4,148	$678	$(1,495)	$(1,297)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$2,821,892	$685,525	$23,534,550	$17,549,638	$(1,440,378)	$1,043,885	$487,515	$-

Increase (Decrease) in net assets	$2,816,971	$694,126	$26,931,211	$20,994,795	$(88,041)	$5,507,925	$490,142	$-

Net Assets:
Beginning of year	$694,126	$-	$20,994,795	$-	$18,344,566	$12,836,641	$-	$-
End of year	$3,511,097	$694,126	$47,926,006	$20,994,795	$18,256,525	$18,344,566	$490,142	$-

Unit Transactions:
Beginning of year	67,201	-	1,693,151	-	1,046,871	960,307	-	-
Purchased	153,503	135,987	1,766,093	1,758,246	27,704	185,843	41,669	-
Transferred between Sub-Accounts and Fixed Accumulation Account	174,566	(56,028)	284,725	17,681	(40,192)	(28,007)	8,714	-
Withdrawn, surrendered and Annuitized	(54,946)	(12,758)	(147,911)	(82,776)	(66,683)	(71,272)	(1,655)	-
End of year	340,324	67,201	3,596,058	1,693,151	967,700	1,046,871	48,728	-

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and Regatta Masters VII contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Act of 1940. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and the Regatta Masters VII contracts, the funds include Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Liberty Variable Investment Trust, Lord Abbett Series Fund, Inc., The "Series Trust", Nations Marsico, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Sun Capital Advisers Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Funds shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9

Regatta contracts	1.25%	1.10%
Regatta Gold contracts	1.25%
Regatta Classic contracts	1.00%
Regatta Platinum contracts	1.25%
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Regatta Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Regatta Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Masters IV contracts	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Regatta Masters VII contracts	1.00%	1.10%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%

Each year on the account anniversary, an account administration fee ("Account Fee") equal to $30 in the case of Regatta contracts, the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold contracts, the lesser of $35 or 2% of the participant's account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .57% to 1.74% and 1.25% of the Funds' net assets, respectively.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Choice, a withdrawal charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, a withdrawal charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Regatta Masters Extra and Regatta Masters Choice and an effective annual rate of 0.20% of the net assets attributable to Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statements of Changes in Net Assets.

	Contract Charges	Surrender Charges
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	$	$
VIP Freedom 2015 Portfolio (F15)
VIP Freedom 2020 Portfolio (F20)
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	4,948	28,987
Templeton Developing Markets Securities Fund (TDM)	8
Templeton Growth Securities Fund Class 2 (FTG)	1,234	5,222
Templeton International Securities Fund (FTI)	28,857	147,363
Franklin Value Securities Fund (FVS)	4,894	13,677
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)
Wanger Select Fund (WTF)	2	42
Wanger US Small Cap Fund (USC)
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	1,465	12,698
Growth & Income Portfolio (LA1)	29,895	95,087
Growth Opportunities Portfolio (LA9)	14,484	18,970
Mid-Cap Value (LA2)	13,538	31,434
MFS/Sun Life Series Trust:
Bond S Class (MF7)	19,492	124,849
Bond Series (BDS)	47,192	112,932
Capital Appreciation S Class (MFD)	10,248	54,679
Capital Appreciation Series (CAS)	330,484	272,749
Capital Opportunities S Class (CO1)	6,131	25,917
Capital Opportunities Series (COS)	121,226	124,890
Emerging Growth S Class (MFF)	7,334	26,303
Emerging Growth Series (EGS)	233,720	70,991

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Emerging Markets Equity S Class (EM1)	$ 2,191	$ 14,149
Emerging Markets Equity Series (EME)	25,555	48,708
Global Governments S Class (GG1)	1,417	9,954
Global Governments Series (GGS)	24,120	49,891
Global Growth S Class (GG2)	2,476	9,294
Global Growth Series (GGR)	69,784	106,725
Global Total Return S Class (GT2)	4,090	10,421
Global Total Return Series (GTR)	57,991	49,111
Government Securities S Class (MFK)	46,163	422,284
Government Securities Series (GSS)	141,815	396,744
High Yield S Class (MFC)	36,677	158,585
High Yield Series (HYS)	95,849	178,395
International Growth S Class (IG1)	6,011	18,168
International Growth Series (IGS)	51,659	73,613
International Investors Trust S Class (MI1)	2,238	4,341
International Investors Trust Series (MII)	32,534	10,536
Managed Sectors S Class (MS1)	492	714
Managed Sectors Series (MSS)	23,217	23,897
Massachusetts Investors Growth Stock S Class (M1B)	22,338	106,130
Massachusetts Investors Growth Stock Series (MIS)	202,150	375,872
Massachusetts Investors Trust S Class (MFL)	36,079	217,624
Massachusetts Investors Trust Series (MIT)	424,316	953,460
Mid Cap Growth S Class (MC1)	17,493	53,465
Mid Cap Growth Series (MCS)	30,122	12,231
Mid Cap Value S Class (MCV)	9,410	43,451
Money Market S Class (MM1)	32,659	265,016
Money Market Series (MMS)	124,499	602,613
New Discovery S Class (M1A)	29,326	89,822
New Discovery Series (NWD)	65,285	179,060
Research S Class (RE1)	7,362	49,196
Research Series (RES)	218,043	75,681
Research Growth and Income S Class (RG1)	2,767	14,626
Research Growth and Income Series (RGS)	30,680	43,387
Research International S Class (RI1)	21,118	81,808
Research International Series (RIS)	26,295	122,300
Strategic Growth S Class (SG1)	13,147	76,674
Strategic Growth Series (SGS)	20,716	23,132
Strategic Income S Class (SI1)	6,211	44,353
Strategic Income Series (SIS)	17,524	61,961
Strategic Value S Class (SVS)	2,808	6,205
Technology S Class (TE1)	1,779	7,141
Technology Series (TEC)	13,447	39,193
Total Return S Class (MFJ)	126,634	787,282
Total Return Series (TRS)	479,278	819,735
Utilities S Class (MFE)	7,794	42,781
Utilities Series (UTS)	120,827	292,869
Value S Class (MV1)	28,852	180,817
Value Series (MVS)	95,930	273,637
Nations Marsico
Nations Marsico 21st Century Portfolio (NMT)
Nations Marsico Growth Portfolio (NNG)
Nations Marsico International Opportunities Portfolio (NMI)

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	$ 8,363	$ 40,304
Global Securities Fund (OGG)	914	3,036
Main St. Growth and Income Fund (OMG)	22,662	187,051
Main St. Small Cap Growth Fund (OMS)	2,922	7,808
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	860	3,174
Low Duration Portfolio (PLD)	20,814	247,989
Real Return Bond Portfolio (PRR)	7,281	72,318
Total Return Bond Portfolio (PTR)	12,808	120,000
VIT All Asset Portfolio (PRA)
VIT Commodity Real Return Strategy Portfolio (PCR)
Sun Capital Advisers Trust
All Cap S Class (SSA)	350	3,630
Investment Grade Bond S Class (IGB)	469	30,939
Real Estate Fund S Class (SRE)	15,145	40,718
Real Estate Fund (SC3)	7,714	25,475
Sun Capital Money Market S Class (CMM)

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table and an assumed rate of 3% for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Extra, and Regatta Masters Flex. Due to the demographics of Regatta Flex II, Regatta Choice II, Regatta Masters IV and Regatta Masters VII, no reserves were required at year-end. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares of the Funds for each Sub-Account for the year ended December 31, 2005:

	Purchases	Sales
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	$245,160	$18
VIP Freedom 2015 Portfolio (F15)	270,411	154
VIP Freedom 2020 Portfolio (F20)	108,568	168
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	12,406,391	2,172,831
Templeton Developing Markets Securities Fund (TDM)	952,222	58,766
Templeton Growth Securities Fund Class 2 (FTG)	6,048,725	863,696
Templeton International Securities Fund (FTI)	112,880,272	14,053,596
Franklin Value Securities Fund (FVS)	7,720,722	3,061,338

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)	$6,231	$41
Wanger Select Fund (WTF)	403,752	20,371
Wanger US Small Cap Fund (USC)	7,732	8
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	4,615,161	827,876
Growth & Income Portfolio (LA1)	82,565,435	36,145,957
Growth Opportunities (LA9)	17,754,004	1,465,067
Mid-Cap Value (LA2)	25,432,349	20,774,481
MFS/Sun Life Series Trust:
Bond S Class (MF7)	17,866,194	11,191,692
Bond Series (BDS)	25,750,434	36,807,112
Capital Appreciation S Class (MFD)	7,348,405	7,998,148
Capital Appreciation Series (CAS)	119,645,496	142,525,837
Capital Opportunities S Class (CO1)	1,298,830	3,043,870
Capital Opportunities Series (COS)	5,284,104	56,824,058
Emerging Growth S Class (MFF)	2,017,416	3,324,240
Emerging Growth Series (EGS)	5,215,071	91,273,731
Emerging Markets Equity S Class (EM1)	3,573,824	1,936,762
Emerging Markets Equity Series (EME)	20,560,717	16,841,206
Global Governments S Class (GG1)	1,606,227	1,330,648
Global Governments Series (GGS)	11,915,042	14,865,616
Global Growth S Class (GG2)	753,689	1,614,660
Global Growth Series (GGR)	3,323,498	35,438,414
Global Total Return S Class (GT2)	5,540,252	2,309,249
Global Total Return Series (GTR)	35,261,931	28,707,112
Government Securities S Class (MFK)	68,552,699	27,856,128
Government Securities Series (GSS)	41,233,313	94,907,529
High Yield S Class (MFC)	46,668,882	38,822,720
High Yield Series (HYS)	40,879,883	78,678,387
International Growth S Class (IG1)	2,182,405	3,752,004
International Growth Series (IGS)	10,609,046	25,305,061
International Investors Trust S Class (MI1)	4,419,564	1,325,629
International Investors Trust Series (MII)	29,392,049	17,341,459
Managed Sectors S Class (MS1)	1,516,584	4,226,004
Managed Sectors Series (MSS)	1,273,557	121,059,002
Massachusetts Investors Growth Stock S Class (M1B)	12,276,686	12,276,702
Massachusetts Investors Growth Stock Series (MIS)	10,198,022	89,023,554
Massachusetts Investors Trust S Class (MFL)	114,535,760	14,905,795
Massachusetts Investors Trust Series (MIT)	17,083,512	207,829,139
Mid Cap Growth S Class (MC1)	3,985,431	8,677,860
Mid Cap Growth Series (MCS)	6,596,870	23,269,710
Mid Cap Value S Class (MCV)	8,101,460	5,505,420
Money Market S Class (MM1)	98,535,908	65,372,213
Money Market Series (MMS)	107,122,787	143,460,691
New Discovery S Class (M1A)	32,456,925	9,173,742
New Discovery Series (NWD)	6,890,959	39,683,370
Research S Class (RE1)	5,642,884	4,957,344
Research Series (RES)	6,023,029	94,678,222

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust - continued
Research Growth and Income S Class (RG1)	$1,160,244	$1,617,952
Research Growth and Income Series (RGS)	9,725,296	16,320,093
Research International S Class (RI1)	30,003,722	13,661,419
Research International Series (RIS)	10,163,973	16,347,129
Strategic Growth S Class (SG1)	5,954,583	7,692,479
Strategic Growth Series (SGS)	3,146,152	12,171,949
Strategic Income S Class (SI1)	4,812,965	4,966,378
Strategic Income Series (SIS)	11,909,107	14,781,417
Strategic Value S Class (SVS)	2,220,851	1,862,551
Technology S Class (TE1)	303,691	723,419
Technology Series (TEC)	1,786,097	6,739,738
Total Return S Class (MFJ)	271,797,098	66,747,186
Total Return Series (TRS)	95,300,781	253,373,559
Utilities S Class (MFE)	14,016,283	5,137,646
Utilities Series (UTS)	22,043,845	52,078,735
Value S Class (MV1)	19,075,770	17,930,565
Value Series (MVS)	23,603,475	59,927,502
Nations Marsico Fund
Nations Marsico 21st Century Portfolio (NMT)	5,233	4
Nations Marsico Growth Portfolio (NNG)	51,063	3,419
Nations Marsico International Opportunities Portfolio (NMI)	14,353	115
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	6,014,377	4,261,920
Global Securities Fund (OGG)	6,936,824	941,705
Main St. Growth and Income Fund (OMG)	129,308,998	8,206,352
Main St. Small Cap Growth Fund (OMS)	3,574,691	1,741,401
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	4,053,989	612,805
Low Duration Portfolio (PLD)	133,107,656	13,653,976
Real Return Bond Portfolio (PRR)	15,381,242	5,515,751
Total Return Bond Portfolio (PTR)	19,963,136	10,413,649
VIT All Asset Portfolio (PRA)	193,584	245
VIT Commodity Real Return Strategy Portfolio (PCR)	531,376	24,774
Sun Capital Advisers Trust
All Cap S Class (SSA)	1,294,440	584,197
Investment Grade Bond S Class (IGB)	3,656,714	754,257
Real Estate Fund S Class (SRE)	29,947,502	3,633,620
Real Estate Fund (SC3)	3,787,527	3,725,951
Sun Capital Money Market S Class (CMM)	511,685	21,543

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
F10
	December 31, 2005 (f)	23,605	$ 10.32	to	10.32	$243,563	0.87%	1.35	to	1.35%	3.18%
F15
	December 31, 2005 (f)	25,858	10.39	to	10.39	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	December 31, 2005 (f)	10,353	10.43	to	10.43	107,943	0.83	1.35	to	1.90	4.25	to	4.35
FMS
	December 31, 2005	1,886,907	12.03	to	15.18	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	December 31, 2004	1,146,446	11.11	to	13.92	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15	(y)
	December 31, 2003	489,937	12.26	to	12.53	6,110,725	0.78	1.35	to	2.30	22.27	to	23.46	(y)
	December 31, 2002 (b)	35,337	10.12	to	10.15	357,959	-	1.35	to	2.30	1.16	to	1.48
TDM
	December 31, 2005 (f)	82,552	11.19	to	11.21	924,837	-	1.35	to	2.30	11.94	to	12.12
FTG
	December 31, 2005	518,022	12.21	to	16.98	8,461,348	0.99	1.30	to	2.30	6.37	to	7.45
	December 31, 2004 (d)	185,270	11.45	to	15.81	2,822,852	1.01	1.25	to	2.30	13.35	to	14.58	(y)
FTI
	December 31, 2005	15,021,292	12.56	to	16.36	236,905,307	1.11	1.30	to	2.55	7.37	to	8.74
	December 31, 2004	8,240,520	11.64	to	15.11	120,369,576	1.01	1.25	to	2.55	15.50	to	16.92	(y)
	December 31, 2003	1,734,535	12.39	to	12.97	21,780,367	0.81	1.35	to	2.55	26.43	to	30.43	(y)
	December 31, 2002 (b)	109,241	9.59	to	9.63	1,049,989	-	1.35	to	2.30	(4.08)	to	(3.72)
FVS
	December 31, 2005	1,065,024	12.66	to	17.87	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	December 31, 2004	784,791	11.88	to	16.66	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07	(y)
	December 31, 2003	403,105	13.34	to	13.64	5,464,413	0.16	1.35	to	2.30	29.09	to	30.34	(y)
	December 31, 2002 (b)	20,281	10.44	to	10.47	211,927	-	1.35	to	2.30	4.35	to	4.68
CSC
	December 31, 2005 (e)	583	10.64	to	10.65	6,200	-	1.55	to	1.65	6.38	to	6.46
WTF
	December 31, 2005 (e)	36,338	11.48	to	11.55	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
	December 31, 2005 (e)	699	11.07	to	11.07	7,735	-	1.65	to	1.65	10.71
LAV
	December 31, 2005	673,060	12.18	to	12.52	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	December 31, 2004 (d)	344,432	11.63	to	11.86	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27	(y)
LA1
	December 31, 2005	11,563,674	11.57	to	15.69	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	December 31, 2004	8,986,821	11.45	to	15.40	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82	(y)
	December 31, 2003	2,488,679	11.91	to	13.86	33,267,291	1.89	1.35	to	2.55	19.13	to	29.25	(y)
	December 31, 2002 (b)	33,508	10.69	to	10.72	358,622	4.77	1.35	to	2.30	6.89	to	7.22
LA9
	December 31, 2005	2,675,259	11.28	to	12.51	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	December 31, 2004 (d)	1,203,674	11.06	to	12.11	13,428,847	-	1.25	to	2.55	8.39	to	21.12	(y)
LA2
	December 31, 2005	2,743,587	12.55	to	17.17	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	December 31, 2004	2,592,930	11.83	to	16.08	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36	(y)
	December 31, 2003	437,574	12.45	to	13.14	5,685,572	1.01	1.35	to	2.30	20.80	to	23.07	(y)
	December 31, 2002 (b)	26,664	10.64	to	10.68	284,181	3.92	1.35	to	2.30	6.40	to	6.79
MF7
	December 31, 2005	6,270,011	10.34	to	12.47	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	December 31, 2004	6,078,648	10.44	to	12.39	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85	(y)
	December 31, 2003	5,706,413	10.12	to	11.82	65,794,236	4.22	1.00	to	2.55	1.15	to	8.34	(y)
	December 31, 2002	3,399,082	10.56	to	10.91	36,841,435	3.50	1.00	to	2.10	5.58	to	8.81
	December 31, 2001 (a)	1,039,445	10.06	to	10.08	10,465,489	-	1.15	to	1.85	0.01	to	0.81

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
BDS
	December 31, 2005	9,925,405	$ 13.32	to	14.60	$141,413,865	6.16%	1.15	to	1.85%	(0.12)	to	0.60%
	December 31, 2004	11,381,676	13.32	to	14.54	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
	December 31, 2003	14,515,463	12.47	to	13.88	196,808,905	5.07	1.15	to	1.85	7.69	to	8.62 (y)
	December 31, 2002	16,672,091	11.84	to	12.82	209,295,113	3.62	1.00	to	1.85	7.56	to	8.50
	December 31, 2001	14,562,283	10.99	to	11.87	169,138,563	3.26	1.00	to	1.85	5.79	to	6.71
MFD
	December 31, 2005	3,518,217	8.69	to	14.58	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	December 31, 2004	3,522,979	8.80	to	14.66	32,971,898	-	1.00	to	2.10	8.23	to	9.67 (y)
	December 31, 2003	3,536,749	8.09	to	13.40	30,045,935	-	1.00	to	2.30	25.40	to	27.07 (y)
	December 31, 2002	3,163,343	6.42	to	10.56	20,470,534	0.15	1.00	to	2.10	(33.81)	to	5.64
	December 31, 2001 (a)	1,178,384	9.70	to	9.72	11,446,860	-	1.15	to	1.85	(2.99)	to	(2.75)
CAS
	December 31, 2005	41,628,520	5.41	to	27.00	548,698,901	0.64	1.00	to	1.85	(0.95)	to	(0.09)
	December 31, 2004	41,868,827	5.46	to	27.13	564,955,111	0.06	1.00	to	1.85	8.96	to	9.91
	December 31, 2003	47,654,629	5.00	to	24.78	612,259,795	-	1.00	to	1.85	26.33	to	27.42 (y)
	December 31, 2002	53,276,821	3.95	to	19.52	560,298,723	0.17	1.00	to	1.85	(80.74)	to	(33.06)
	December 31, 2001	64,553,284	5.93	to	32.05	1,061,993,683	0.36	1.00	to	1.85	(26.71)	to	(26.07)
CO1
	December 31, 2005	1,483,374	8.93	to	14.96	14,992,153	0.69	1.10	to	2.25	(0.96)	to	0.20
	December 31, 2004	1,675,705	8.98	to	14.94	16,686,864	0.29	1.10	to	2.25	9.93	to	16.04 (y)
	December 31, 2003	1,740,370	8.13	to	13.44	15,053,183	0.14	1.10	to	2.30	25.06	to	26.60 (y)
	December 31, 2002	1,659,796	6.47	to	10.63	10,868,241	0.06	1.10	to	2.30	(31.83)	to	6.30
	December 31, 2001 (a)	707,598	9.50	to	9.52	6,728,752	-	1.10	to	1.85	(5.03)	to	(4.80)
COS
	December 31, 2005	21,130,668	5.83	to	16.85	194,106,985	0.95	1.00	to	1.85	(0.24)	to	0.63
	December 31, 2004	26,220,995	5.83	to	16.81	245,462,968	0.49	1.00	to	1.85	10.70	to	11.67
	December 31, 2003	31,162,190	5.25	to	15.11	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
	December 31, 2002	36,579,889	4.15	to	11.94	248,530,711	0.09	1.00	to	1.85	(31.68)	to	(31.09)
	December 31, 2001	49,296,039	6.06	to	17.39	494,301,507	-	1.00	to	1.85	(26.32)	to	(25.71)
MFF
	December 31, 2005	1,747,003	9.53	to	16.31	18,519,452	-	1.00	to	2.30	6.40	to	7.81
	December 31, 2004	1,863,783	8.91	to	15.16	18,305,802	-	1.00	to	2.25	10.36	to	11.83 (y)
	December 31, 2003	1,705,653	8.04	to	13.58	14,517,814	-	1.15	to	2.25	28.12	to	29.83 (y)
	December 31, 2002	1,550,123	6.25	to	10.48	9,746,182	-	1.15	to	1.90	(35.57)	to	4.82
	December 31, 2001 (a)	526,836	9.69	to	9.72	5,113,096	-	1.15	to	1.85	(3.06)	to	(2.83)
EGS
	December 31, 2005	30,633,904	4.95	to	20.81	315,569,435	-	1.00	to	1.85	7.12	to	8.05
	December 31, 2004	37,868,174	4.62	to	19.33	375,214,309	-	1.00	to	1.85	11.14	to	12.11
	December 31, 2003	44,118,674	4.15	to	17.31	407,376,323	-	1.00	to	1.85	29.06	to	30.18
	December 31, 2002	50,696,788	3.22	to	13.35	370,438,018	-	1.00	to	1.85	(35.40)	to	(34.83)
	December 31, 2001	65,948,379	4.97	to	20.57	763,479,404	-	1.00	to	1.85	(35.80)	to	(35.24)
EM1
	December 31, 2005	441,657	11.24	to	25.83	10,352,754	0.51	1.15	to	2.25	12.42	to	34.88
	December 31, 2004	340,870	15.44	to	19.16	6,301,071	0.84	1.15	to	1.85	24.28	to	25.42 (y)
	December 31, 2003	336,533	12.42	to	15.28	4,983,507	0.39	1.15	to	2.05	49.01	to	50.38 (y)
	December 31, 2002	204,949	9.90	to	10.16	2,036,932	1.18	1.15	to	1.85	(3.93)	to	1.59
	December 31, 2001 (a)	36,622	10.30	to	10.33	377,616	-	1.15	to	1.85	3.01	to	3.27
EME
	December 31, 2005	3,923,235	19.11	to	22.64	81,260,933	0.68	1.00	to	1.85	34.24	to	35.40
	December 31, 2004	3,707,620	14.24	to	16.78	57,029,517	1.02	1.00	to	1.85	24.82	to	25.91
	December 31, 2003	3,765,936	11.40	to	13.38	46,170,963	0.59	1.00	to	1.85	49.78	to	51.08 (y)
	December 31, 2002	3,685,145	7.61	to	8.89	30,076,632	1.24	1.00	to	1.85	(3.75)	to	(2.92)
	December 31, 2001	3,800,561	7.91	to	9.19	31,963,479	-	1.00	to	1.85	(2.88)	to	(2.03)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GG1
	December 31, 2005	327,850	$ 11.88	to	13.61	$4,232,469	10.41%	1.15	to	1.85%	(9.20)	to	(8.56	) %
	December 31, 2004	340,389	13.03	to	14.92	4,820,154	12.26	1.15	to	1.85	7.76	to	8.53	(y)
	December 31, 2003	408,658	12.03	to	13.74	5,349,433	5.62	1.15	to	1.85	13.17	to	13.98	(y)
	December 31, 2002	344,004	10.58	to	11.56	3,969,895	-	1.15	to	2.05	5.85	to	18.91
	December 31, 2001 (a)	17,109	9.70	to	9.72	166,093	-	1.15	to	1.85	(3.04)	to	(2.80)
GGS
	December 31, 2005	2,809,654	13.07	to	18.51	43,876,264	10.70	1.00	to	1.85	(8.92)	to	(8.13)
	December 31, 2004	3,280,149	14.35	to	20.22	56,460,907	12.59	1.00	to	1.85	8.02	to	8.96	(y)
	December 31, 2003	3,854,620	12.38	to	18.63	61,738,804	5.37	1.00	to	1.85	13.46	to	14.44	(y)
	December 31, 2002	4,610,834	11.71	to	16.34	64,709,568	-	1.00	to	1.85	18.39	to	19.25
	December 31, 2001	3,647,399	9.88	to	13.74	44,882,046	-	1.15	to	1.85	(3.96)	to	(3.11)
GG2
	December 31, 2005	552,979	12.32	to	16.98	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	December 31, 2004	614,351	11.44	to	15.66	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
	December 31, 2003	615,859	10.10	to	13.74	6,778,114	0.26	1.00	to	2.30	32.02	to	33.78	(y)
	December 31, 2002	468,329	7.62	to	10.28	3,713,489	0.25	1.00	to	1.85	(21.15)	to	2.75
	December 31, 2001 (a)	140,349	9.66	to	9.68	1,357,130	-	1.15	to	1.85	(3.41)	to	(3.18)
GGR
	December 31, 2005	8,221,692	8.55	to	25.99	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	December 31, 2004	9,885,010	7.91	to	23.95	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45	(y)
	December 31, 2003	11,683,281	6.97	to	21.01	175,751,261	0.49	1.15	to	1.85	32.94	to	34.09	(y)
	December 31, 2002	13,695,036	5.24	to	15.73	157,722,758	0.28	1.15	to	1.85	(20.86)	to	(20.29)
	December 31, 2001	17,723,668	6.61	to	19.78	260,751,103	0.71	1.15	to	1.85	(21.18)	to	(20.61)
GT2
	December 31, 2005	1,195,804	13.44	to	14.93	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	December 31, 2004	1,049,400	13.23	to	14.59	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53	(y)
	December 31, 2003	965,835	11.53	to	12.64	11,304,042	2.14	1.15	to	2.05	20.02	to	21.13	(y)
	December 31, 2002	575,530	9.59	to	9.70	5,544,326	1.70	1.00	to	1.85	(1.45)	to	(0.60)
	December 31, 2001 (a)	151,199	9.73	to	9.75	1,472,798	-	1.15	to	1.85	(2.72)	to	(2.48)
GTR
	December 31, 2005	8,201,461	12.82	to	24.38	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	December 31, 2004	8,363,603	12.58	to	23.82	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
	December 31, 2003	8,836,494	10.94	to	20.63	151,229,262	2.10	1.15	to	1.85	20.70	to	21.58	(y)
	December 31, 2002	5,490,465	9.06	to	17.01	76,987,347	1.91	1.15	to	1.85	(1.26)	to	(0.54)
	December 31, 2001	5,780,805	9.17	to	17.14	84,171,649	4.19	1.15	to	1.85	(7.93)	to	(7.26)
MFK
	December 31, 2005	19,255,861	9.87	to	11.47	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	December 31, 2004	15,785,190	9.93	to	11.35	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51	(y)
	December 31, 2003	12,383,782	9.84	to	11.05	131,892,096	3.98	1.10	to	2.55	(1.64)	to	0.85	(y)
	December 31, 2002	8,558,119	10.21	to	10.96	93,288,471	3.90	1.00	to	2.30	2.09	to	8.34
	December 31, 2001 (a)	2,355,604	10.10	to	10.12	23,818,975	-	1.15	to	1.85	0.99	to	1.24
GSS
	December 31, 2005	22,849,712	12.14	to	19.27	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	December 31, 2004	26,991,543	12.08	to	19.10	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
	December 31, 2003	35,262,145	11.85	to	18.66	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	50,577,174	11.80	to	18.52	743,720,269	4.46	1.00	to	1.85	7.77	to	8.71
	December 31, 2001	43,557,072	10.94	to	20.29	595,911,760	5.36	1.00	to	1.85	5.45	to	6.37
MFC
	December 31, 2005	7,227,900	10.62	to	13.73	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	December 31, 2004	7,034,638	10.65	to	13.63	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27	(y)
	December 31, 2003	6,699,213	10.89	to	12.65	81,254,026	8.01	1.10	to	2.55	8.91	to	20.00	(y)
	December 31, 2002	3,266,770	9.91	to	10.61	32,604,716	9.43	1.00	to	2.25	0.07	to	6.09
	December 31, 2001 (a)	838,150	9.87	to	9.89	8,280,487	-	1.15	to	1.85	(1.34)	to	(1.09)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
HYS
	December 31, 2005	14,094,783	$11.89	to	23.13	$214,798,743	8.45%	1.00	to	1.85%	0.31	to	1.17%
	December 31, 2004	17,473,238	11.85	to	22.95	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
	December 31, 2003	21,115,563	11.02	to	21.25	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
	December 31, 2002	20,985,015	9.24	to	17.74	257,293,833	10.19	1.00	to	1.85	0.80	to	1.67
	December 31, 2001	24,640,912	9.16	to	17.52	301,095,084	9.61	1.00	to	1.85	(0.14)	to	0.73
IG1
	December 31, 2005	1,221,898	14.56	to	18.52	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	December 31, 2004	1,328,474	12.95	to	16.35	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39 (y)
	December 31, 2003	1,333,889	11.12	to	13.96	15,049,223	0.54	1.15	to	2.05	35.52	to	36.97 (y)
	December 31, 2002	1,265,240	8.19	to	10.21	10,427,953	0.64	1.15	to	1.85	(14.25)	to	2.09
	December 31, 2001	326,874	9.49	to	9.51	3,104,040		1.15	to	1.85	(5.15)	to	(4.91)
IGS
	December 31, 2005	8,840,529	11.68	to	15.87	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	December 31, 2004	9,969,224	10.35	to	13.97	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
	December 31, 2003	10,442,087	8.86	to	11.88	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
	December 31, 2002	11,708,342	6.51	to	8.67	87,260,895	0.56	1.00	to	1.85	(13.52)	to	(12.77)
	December 31, 2001	13,618,628	7.52	to	9.95	116,926,690	0.71	1.00	to	1.85	(34.69)	to	(18.28)
MI1
	December 31, 2005	661,889	15.97	to	19.40	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	December 31, 2004	464,476	14.15	to	17.08	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
	December 31, 2003	399,293	11.29	to	13.53	4,572,074	0.68	1.15	to	1.85	30.74	to	31.67 (y)
	December 31, 2002	253,434	8.63	to	10.28	2,198,379	0.97	1.15	to	1.85	(7.70)	to	2.84
	December 31, 2001 (a)	45,114	9.36	to	9.38	422,349		1.15	to	1.85	(6.45)	to	(6.21)
MII
	December 31, 2005	5,984,457	13.81	to	21.64	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	December 31, 2004	5,206,659	12.20	to	19.04	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74 (y)
	December 31, 2003	4,579,850	9.71	to	15.08	58,724,401	1.02	1.15	to	1.85	31.16	to	32.29 (y)
	December 31, 2002	4,845,066	7.40	to	11.44	48,423,016	0.81	1.15	to	1.85	(7.68)	to	(7.01)
	December 31, 2001	5,653,736	8.01	to	12.34	61,526,355	1.98	1.15	to	1.85	(14.32)	to	(6.98)
MS1
	December 31, 2005 (z)						0.31	0.33	to	0.62	(7.87)	to	(7.63)
	December 31, 2004	319,540	8.92	to	13.84	2,927,004	-	1.00	to	1.85	4.47	to	5.38
	December 31, 2003	328,461	8.54	to	13.16	2,863,166	-	1.00	to	1.85	22.60	to	23.66 (y)
	December 31, 2002	320,127	6.97	to	10.65	2,241,427	-	1.00	to	1.85	(27.52)	to	6.55
	December 31, 2001 (a)	78,580	9.61	to	9.64	756,187	-	1.15	to	1.85	(3.86)	to	(3.62)
MSS
	December 31, 2005 (z)						0.55	0.38	to	0.62	(7.78)	to	(7.57)
	December 31, 2004	10,357,284	4.90	to	21.94	129,404,429	0.04	1.15	to	1.85	4.71	to	5.48
	December 31, 2003	12,280,302	4.68	to	20.85	148,949,104	-	1.15	to	1.85	22.97	to	23.86
	December 31, 2002	14,253,338	3.80	to	16.88	143,971,087	-	1.15	to	1.85	(77.23)	to	(26.83)
	December 31, 2001	18,605,449	5.24	to	27.47	262,609,717	-	1.15	to	1.85	(36.72)	to	(36.26)
M1B
	December 31, 2005	7,285,892	9.11	to	13.85	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	December 31, 2004	7,277,585	8.91	to	13.46	75,706,711	-	1.00	to	2.55	6.56	to	8.26 (y)
	December 31, 2003	6,650,621	8.30	to	12.45	61,950,966	-	1.00	to	2.55	10.66	to	21.62 (y)
	December 31, 2002	4,230,272	6.88	to	10.26	29,392,471	0.12	1.00	to	2.10	(29.45)	to	2.61
	December 31, 2001	1,419,642	9.76	to	9.78	13,864,858	-	1.10	to	1.85	(2.45)	to	(2.21)
MIS
	December 31, 2005	43,809,878	6.05	to	10.75	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	December 31, 2004	52,900,145	5.90	to	10.42	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	61,247,213	5.48	to	9.62	464,658,182	-	1.00	to	1.85	21.11	to	22.15
	December 31, 2002	65,830,913	4.52	to	7.88	411,220,281	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001	82,854,696	6.40	to	11.08	733,044,616	0.11	1.00	to	1.85	(26.29)	to	(25.65)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

(z) Fund closed during the year

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFL
	December 31, 2005	14,452,676	$ 10.35	to	14.83	$185,054,959	0.84%	1.00	to	2.55%	4.69	to	6.35%
	December 31, 2004	7,171,814	9.81	to	13.97	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32 (y)
	December 31, 2003	7,446,726	8.95	to	12.66	69,845,786	0.92	1.00	to	2.30	19.64	to	21.23 (y)
	December 31, 2002	6,235,850	7.45	to	10.46	46,842,065	0.95	1.00	to	2.10	(22.85)	to	4.61
	December 31, 2001 (a)	1,960,395	9.65	to	9.68	18,941,390		1.15	to	1.85	(3.49)	to	(3.26)
MIT
	December 31, 2005	59,467,044	8.59	to	30.36	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	December 31, 2004	71,195,865	8.12	to	28.58	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
	December 31, 2003	82,105,319	7.39	to	25.88	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
	December 31, 2002	93,484,847	6.12	to	21.36	1,027,852,421	1.03	1.00	to	1.85	(22.69)	to	(22.01)
	December 31, 2001	114,934,813	7.92	to	27.50	1,672,347,859	0.81	1.00	to	1.85	(17.30)	to	(16.58)
MC1
	December 31, 2005	3,978,465	7.61	to	16.61	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	December 31, 2004	4,467,480	7.55	to	16.36	44,072,943	-	1.00	to	2.55	11.36	to	13.14
	December 31, 2003	4,289,811	6.73	to	14.49	36,228,952	-	1.00	to	2.55	21.51	to	35.96 (y)
	December 31, 2002	2,772,461	4.99	to	10.67	14,018,481	-	1.00	to	2.25	(48.15)	to	6.72
	December 31, 2001 (a)	723,935	9.63	to	9.65	6,977,776	-	1.15	to	1.85	(3.73)	to	(3.50)
MCS
	December 31, 2005	12,048,420	5.37	to	5.78	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	December 31, 2004	14,935,080	5.31	to	5.67	83,825,087	-	1.15	to	1.85	12.50	to	13.32
	December 31, 2003	15,334,959	4.71	to	5.00	76,141,789	-	1.15	to	1.85	35.33	to	36.31
	December 31, 2002	10,939,748	3.48	to	3.67	39,906,465	-	1.15	to	1.85	(48.14)	to	(47.76)
	December 31, 2001	10,773,649	6.70	to	7.02	75,425,977	0.07	1.15	to	1.85	(24.62)	to	(24.06)
MCV
	December 31, 2005	1,682,084	12.68	to	17.29	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	December 31, 2004	1,649,863	12.05	to	16.30	23,975,740	-	1.15	to	2.55	18.64	to	20.35 (y)
	December 31, 2003	1,271,769	10.10	to	13.55	15,678,656	0.03	1.15	to	2.55	22.81	to	30.39 (y)
	December 31, 2002 (c)	86,168	7.83	to	10.40	703,547	-	1.15	to	2.05	(21.69)	to	3.97
MM1
	December 31, 2005	11,958,338	9.59	to	10.10	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	December 31, 2004	8,633,307	9.58	to	9.99	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11) (y)
	December 31, 2003	4,896,722	9.75	to	9.98	48,317,367	0.38	1.00	to	2.55	(1.93)	to	(0.63) (y)
	December 31, 2002	5,279,063	9.92	to	10.04	52,748,947	1.00	1.00	to	2.10	(0.85)	to	0.01
	December 31, 2001 (a)	2,033,294	10.01	to	10.03	20,484,394	0.52	1.15	to	1.85	0.09	to	0.34
MMS
	December 31, 2005	15,938,732	10.17	to	13.48	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	December 31, 2004	19,134,186	10.06	to	13.31	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)
	December 31, 2003	27,710,277	10.14	to	13.38	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
	December 31, 2002	47,957,226	10.25	to	13.48	581,571,010	1.26	1.00	to	1.85	(55.73)	to	0.26
	December 31, 2001	53,824,814	10.28	to	15.07	654,496,482	3.49	1.00	to	1.85	1.85	to	2.74
M1A
	December 31, 2005	6,422,025	9.54	to	15.10	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,707,914	9.28	to	14.56	54,151,676	-	1.00	to	2.55	4.47	to	26.21 (y)
	December 31, 2003	3,069,941	8.84	to	13.75	28,856,139	-	1.00	to	2.30	22.94	to	33.66 (y)
	December 31, 2002	2,530,871	6.69	to	10.30	17,111,473	-	1.00	to	2.05	(34.89)	to	2.98
	December 31, 2001 (a)	744,162	10.29	to	10.31	7,664,202	-	1.15	to	1.85	2.86	to	3.12
NWD
	December 31, 2005	12,797,342	7.66	to	15.12	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	December 31, 2004	15,598,558	7.40	to	14.53	164,314,000	-	1.00	to	1.85	5.49	to	6.41
	December 31, 2003	17,567,342	6.99	to	13.68	176,434,664	-	1.00	to	1.85	32.79	to	33.94
	December 31, 2002	18,934,627	5.25	to	10.23	142,395,159	-	1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001	20,720,859	8.01	to	15.54	238,495,660	-	1.00	to	1.85	(8.76)	to	(6.20)
RE1
	December 31, 2005	2,260,668	10.38	to	15.65	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	December 31, 2004	2,212,955	9.82	to	14.71	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
	December 31, 2003	1,658,552	8.66	to	12.88	15,941,604	0.54	1.10	to	2.15	15.22	to	23.64 (y)
	December 31, 2002	998,378	7.06	to	10.43	7,124,245	0.39	1.10	to	2.05	(26.73)	to	4.31
	December 31, 2001 (a)	322,046	9.63	to	9.66	3,105,571	-	1.10	to	1.85	(3.70)	to	(3.46)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of total return relating to the start date for new levels added the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	Lowest to highest**			Lowest to highest***

RES
	December 31, 2005	23,187,138	$7.18	to	23.63	$352,950,696	0.58%	1.15	to	1.85%	6.02	to	6.78%
	December 31, 2004	28,414,936	6.77	to	22.18	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
	December 31, 2003	34,114,618	5.95	to	19.42	449,074,479	0.86	1.15	to	1.85	23.00	to	23.89 (y)
	December 31, 2002	40,346,263	4.83	to	15.71	442,075,147	0.42	1.00	to	1.85	(26.53)	to	(25.99)
	December 31, 2001	52,722,243	6.58	to	21.28	797,021,574	0.03	1.15	to	1.85	(22.86)	to	(22.29)
RG1
	December 31, 2005	870,283	11.12	to	15.60	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	December 31, 2004	905,199	10.67	to	14.84	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
	December 31, 2003	919,450	9.53	to	13.15	8,883,437	0.59	1.10	to	2.05	24.88	to	26.09 (y)
	December 31, 2002	836,210	7.62	to	10.44	6,404,569	0.67	1.10	to	1.85	(23.54)	to	4.37
	December 31, 2001 (a)	317,814	9.91	to	9.93	3,151,992		1.10	to	1.85	(0.94)	to	(0.70)
RGS
	December 31, 2005	6,688,530	9.75	to	14.61	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	December 31, 2004	7,171,116	9.24	to	13.87	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48 (y)
	December 31, 2003	7,761,504	8.21	to	12.26	77,446,938	0.77	1.15	to	1.85	25.50	to	26.59 (y)
	December 31, 2002	7,794,225	6.53	to	9.72	61,785,510	0.71	1.15	to	1.85	(22.86)	to	(22.30)
	December 31, 2001	8,941,881	8.46	to	12.54	92,120,442	0.43	1.15	to	1.85	(12.56)	to	(11.92)
RI1
	December 31, 2005	5,123,155	13.45	to	18.32	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	December 31, 2004	4,045,282	11.81	to	15.96	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57 (y)
	December 31, 2003	2,221,110	10.68	to	13.35	27,027,191	0.26	1.15	to	2.55	25.72	to	31.87 (y)
	December 31, 2002	688,316	8.15	to	10.13	5,755,219	0.28	1.15	to	2.10	(13.67)	to	1.31
	December 31, 2001 (a)	269,147	9.40	to	9.42	2,533,532	-	1.15	to	1.85	(5.99)	to	(5.76)
RIS
	December 31, 2005	6,756,158	11.33	to	19.96	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	December 31, 2004	7,228,881	9.88	to	17.32	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
	December 31, 2003	7,413,002	8.28	to	14.45	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
	December 31, 2002	8,305,636	6.28	to	10.92	61,819,925	0.26	1.15	to	1.85	(13.12)	to	(12.49)
	December 31, 2001	9,379,991	7.21	to	12.48	79,918,982	0.83	1.15	to	1.85	(19.29)	to	(18.70)
SG1
	December 31, 2005	3,249,303	8.64	to	14.72	39,158,679	0.12	1.15	to	2.55	(1.40)	to	0.01
	December 31, 2004	3,351,218	8.70	to	14.73	40,429,490	-	1.00	to	2.55	3.86	to	5.51
	December 31, 2003	2,600,189	8.31	to	13.98	29,290,904	-	1.00	to	2.55	13.46	to	25.78 (y)
	December 31, 2002	729,461	6.67	to	11.13	4,997,289	-	1.00	to	2.05	(31.44)	to	11.31
	December 31, 2001 (a)	204,017	9.72	to	9.75	1,985,914	-	1.15	to	1.85	(2.76)	to	(2.52)
SGS
	December 31, 2005	5,803,755	5.54	to	7.35	36,169,909	0.34	1.00	to	1.85	(0.47)	to	0.39
	December 31, 2004	7,207,008	5.56	to	7.35	45,009,582	-	1.00	to	1.85	4.84	to	5.75
	December 31, 2003	7,977,749	5.31	to	6.98	47,472,900	-	1.00	to	1.85	25.18	to	26.25
	December 31, 2002	8,056,046	4.24	to	5.55	38,193,061	-	1.00	to	1.85	(31.40)	to	(30.80)
	December 31, 2001	10,790,691	6.17	to	9.73	73,896,639	-	1.00	to	1.85	(26.04)	to	(25.39)
SI1
	December 31, 2005	1,805,113	11.97	to	12.73	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	December 31, 2004	1,930,592	12.05	to	12.68	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59 (y)
	December 31, 2003	1,775,616	11.45	to	11.89	20,856,822	4.05	1.15	to	2.25	9.89	to	11.18 (y)
	December 31, 2002	1,211,192	10.42	to	10.70	12,904,706	3.83	1.00	to	2.30	4.23	to	6.23
	December 31, 2001 (a)	256,166	10.06	to	10.09	2,581,663	-	1.15	to	1.85	0.64	to	0.89
SIS
	December 31, 2005	4,397,877	12.65	to	13.55	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	December 31, 2004	4,922,159	12.64	to	13.45	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
	December 31, 2003	5,366,035	11.91	to	12.59	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
	December 31, 2002	5,060,468	10.75	to	11.28	56,213,140	4.38	1.00	to	1.85	5.50	to	6.26
	December 31, 2001	4,516,487	10.18	to	10.62	47,304,649	3.32	1.00	to	1.85	1.43	to	17.49
SVS
	December 31, 2005	796,494	10.87	to	15.59	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	December 31, 2004	847,507	11.18	to	15.90	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41 (y)
	December 31, 2003	696,940	9.69	to	13.66	8,170,754	0.09	1.15	to	2.30	24.10	to	25.56 (y)
	December 31, 2002 (c)	131,129	7.80	to	10.88	1,072,102	-	1.15	to	2.10	(21.99)	to	8.82

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	Lowest to highest**			Lowest to highest***

TE1
	December 31, 2005	419,282	$ 7.60	to	16.56	$3,377,159	-%	1.15	to	1.85%	4.07	to	4.81%
	December 31, 2004	482,254	7.30	to	15.81	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79	(y)
	December 31, 2003	547,602	7.30	to	15.69	4,095,386	-	1.15	to	2.05	42.38	to	43.69	(y)
	December 31, 2002	292,860	5.11	to	10.93	1,507,781	-	1.15	to	1.85	(47.37)	to	9.27
	December 31, 2001 (a)	97,036	9.72	to	9.74	943,990	-	1.15	to	1.85	(2.84)	to	(2.60)
TEC
	December 31, 2005	5,244,561	3.40	to	3.82	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	December 31, 2004	6,675,608	3.26	to	3.63	23,074,612	-	1.15	to	1.85	0.54	to	1.27
	December 31, 2003	8,298,127	3.24	to	3.59	28,352,273	-	1.00	to	2.50	42.71	to	43.74	(y)
	December 31, 2002	5,811,547	2.27	to	2.51	14,026,934	-	1.00	to	1.85	(46.99)	to	(46.53)
	December 31, 2001	7,440,220	4.27	to	4.69	33,859,676	0.02	1.00	to	1.85	(40.00)	to	(39.48)
MFJ
	December 31, 2005	49,480,358	10.98	to	13.57	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	December 31, 2004	35,062,662	10.90	to	13.35	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03	(y)
	December 31, 2003	21,048,945	10.29	to	12.16	231,480,462	2.74	1.00	to	2.50	9.69	to	15.66	(y)
	December 31, 2002	13,048,289	9.00	to	10.54	120,728,633	2.87	1.00	to	2.30	(9.97)	to	5.36
	December 31, 2001 (a)	3,047,596	9.95	to	9.97	30,354,276	-	1.15	to	1.85	(0.53)	to	(0.29)
TRS
	December 31, 2005	61,210,836	12.11	to	30.74	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	70,122,337	11.96	to	30.25	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
	December 31, 2003	77,917,832	10.92	to	27.52	1,465,467,127	3.35	1.00	to	1.85	14.98	to	15.98
	December 31, 2002	86,032,615	9.49	to	23.82	1,430,271,084	3.22	1.00	to	1.85	(68.81)	to	(6.66)
	December 31, 2001	92,999,406	10.24	to	30.76	1,718,764,462	3.41	1.00	to	1.85	(1.36)	to	(0.64)
MFE
	December 31, 2005	2,310,367	12.98	to	22.13	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	December 31, 2004	1,823,681	11.30	to	19.15	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71	(y)
	December 31, 2003	1,653,827	8.86	to	14.91	15,912,021	2.77	1.00	to	2.30	32.90	to	34.67	(y)
	December 31, 2002	1,391,497	6.63	to	11.08	9,331,003	3.74	1.00	to	2.05	(25.56)	to	10.85
	December 31, 2001 (a)	605,177	8.91	to	8.93	5,400,088	-	1.15	to	1.85	(10.89)	to	(10.67)
UTS
	December 31, 2005	16,956,503	10.74	to	33.73	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	18,353,815	9.30	to	29.16	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	20,380,385	7.25	to	22.68	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	22,902,575	5.40	to	16.88	210,814,418	3.79	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001	32,768,627	7.21	to	22.48	406,075,169	3.81	1.00	to	1.85	(25.72)	to	(25.18)
MV1
	December 31, 2005	9,478,274	11.80	to	15.49	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	December 31, 2004	9,411,407	11.33	to	14.74	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03	(y)
	December 31, 2003	7,717,616	10.04	to	12.96	83,091,042	1.35	1.00	to	2.55	18.88	to	23.84	(y)
	December 31, 2002	5,567,204	8.21	to	10.48	46,412,389	0.75	1.00	to	2.10	(17.93)	to	4.84
	December 31, 2001 (a)	1,683,747	9.78	to	9.80	16,478,083	-	1.10	to	1.85	(2.24)	to	(1.98)
MVS
	December 31, 2005	20,463,991	11.98	to	16.88	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	December 31, 2004	22,855,509	11.43	to	16.02	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36	(y)
	December 31, 2003	23,811,669	10.07	to	14.03	304,199,758	1.63	1.15	to	1.85	23.00	to	24.06	(y)
	December 31, 2002	25,236,732	8.18	to	11.32	261,243,141	0.83	1.00	to	1.85	(15.18)	to	(14.44)
	December 31, 2001	23,493,630	9.64	to	13.25	283,811,117	0.50	1.00	to	1.85	(9.21)	to	8.42
NMT
	December 31, 2005 (e)	462	11.28	to	11.28	5,204	-	1.65	to	1.65	12.79
NNG
	December 31, 2005 (e)	4,598	10.95	to	10.95	50,336	-	1.75	to	1.75	9.47
NMI
	December 31, 2005 (e)	1,299	11.94	to	11.95	15,506	0.08	1.55	to	1.65	19.43	to	19.52
OCA
	December 31, 2005	2,328,976	11.42	to	15.21	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	December 31, 2004	2,178,624	12.30	to	14.70	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17	(y)
	December 31, 2003	1,528,490	11.83	to	13.98	20,450,955	0.02	1.35	to	2.55	18.35	to	28.93	(y)
	December 31, 2002 (b)	16,503	10.81	to	10.84	178,514	-	1.35	to	2.05	8.09	to	8.40

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OGG
	December 31, 2005	991,457	$ 13.57	to	13.89	$13,587,975	0.67%	1.30	to	2.30%	11.44	to	12.58%
	December 31, 2004 (d)	514,788	12.18	to	12.30	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27	(y)
OMG
	December 31, 2005	17,938,766	11.50	to	14.22	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	December 31, 2004	8,686,835	11.11	to	13.63	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40	(y)
	December 31, 2003	509,155	11.80	to	12.66	6,365,427	0.19	1.35	to	2.30	16.55	to	24.73	(y)
	December 31, 2002 (b)	17,855	9.56	to	10.15	180,752	-	1.35	to	2.25	(4.42)	to	1.51
OMS
	December 31, 2005	595,796	13.38	to	18.34	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	December 31, 2004	489,698	15.24	to	16.95	8,170,089	-	1.25	to	2.30	16.43	to	17.57	(y)
	December 31, 2003	236,889	13.79	to	14.42	3,383,961	-	1.35	to	2.30	30.85	to	42.30	(y)
	December 31, 2002 (b)	15,242	10.10	to	10.13	154,060	-	1.35	to	2.10	0.99	to	1.30
PMB
	December 31, 2005	290,180	11.87	to	18.26	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	December 31, 2004 (d)	96,856	15.84	to	16.71	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61	(y)
PLD
	December 31, 2005	23,604,352	9.77	to	10.02	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	December 31, 2004 (d)	11,851,375	9.93	to	10.06	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47	(y)
PRR
	December 31, 2005	2,712,386	10.30	to	12.26	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	December 31, 2004	1,942,972	10.27	to	12.17	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44	(y)
	December 31, 2003	997,936	11.11	to	11.33	11,220,537	1.66	1.35	to	2.30	6.35	to	7.38	(y)
	December 31, 2002 (b)	48,547	10.52	to	10.55	511,033	3.18	1.35	to	2.10	5.17	to	5.50
PTR
	December 31, 2005	5,192,072	10.16	to	11.27	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	December 31, 2004	4,491,441	10.14	to	11.15	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
	December 31, 2003	3,385,657	9.95	to	10.77	36,064,300	2.54	1.35	to	2.55	(0.47)	to	3.63	(y)
	December 31, 2002 (b)	144,063	10.36	to	10.41	1,494,943	3.71	1.35	to	2.25	3.58	to	4.11
PRA
	December 31, 2005 (f)	18,761	10.21	to	10.22	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	December 31, 2005 (f)	49,012	10.29	to	10.30	504,509	2.08	1.35	to	2.30	2.86	to	3.02
SSA
	December 31, 2005	146,395	10.71	to	11.54	1,582,621	0.00	1.30	to	2.30	(3.25)	to	(2.26)
	December 31, 2004 (d)	99,939	11.07	to	11.17	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71	(y)
IGB
	December 31, 2005	340,324	10.22	to	10.41	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	December 31, 2004 (d)	67,201	10.23	to	10.37	694,126	4.32	1.25	to	2.30	2.28	to	3.71
SRE
	December 31, 2005	3,596,058	13.13	to	13.44	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	December 31, 2004 (d)	1,693,151	12.32	to	12.46	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	December 31, 2005	967,700	16.85	to	20.05	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	December 31, 2004	1,046,871	15.77	to	18.59	18,344,566	1.68	1.25	to	2.55	29.91	to	31.52
	December 31, 2003	960,307	12.14	to	14.19	12,836,641	-	1.35	to	2.55	21.37	to	34.11	(y)
	December 31, 2002 (b)	27,198	10.06	to	10.09	273,956	34.66	1.35	to	2.10	0.60	to	0.91
CMM
	December 31, 2005 (e)	48,728	10.05	to	10.09	490,142	2.24	1.35	to	1.85	0.46	to	0.86

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.
	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

FMS	10.03	to	36.01%	22.52	to	24.84%
FTG	14.49	to	58.06
FTI	15.50	to	49.57	23.88	to	30.42
FVS	18.84	to	61.77	29.35	to	35.96
LAV	16.27	to	18.62
LA1	9.77	to	41.70	19.13	to	38.08
LA9	10.62	to	21.12
LA2	18.32	to	59.07	21.95	to	30.97
MF7	3.20	to	5.01	1.15	to	17.93
BDS				2.20	to	31.19
MFD	8.23	to	43.43	19.28	to	33.68
CAS				(48.81)	to	27.42
CO1	9.98	to	16.04	24.90	to	34.15
MFF	(8.26)	to	48.99	22.48	to	35.52
EM1	24.53	to	25.42	24.20	to	52.82
EME				18.65	to	51.08
GG1	7.76	to	49.25	13.17	to	37.44
GGS	(8.36)	to	8.96	2.95	to	36.10
GG2				5.11	to	37.38
GGR	(13.15)	to	14.29	32.94	to	33.90
GT2	14.47	to	36.33	17.92	to	26.37
GTR				11.31	to	21.58
MFK	0.86	to	13.54	(1.64)	to	10.49
MFC	6.49	to	30.23	8.91	to	26.50
IG1	16.14	to	17.21	16.03	to	39.06
MI1				18.45	to	34.95
MII	25.65	to	27.60	31.16	to	32.11
MS1				(6.68)	to	31.60
M1B	6.56	to	20.35	(12.58)	to	24.09
MFL	9.22	to	38.35	(7.58)	to	26.11
MC1				(23.84)	to	44.89
MCV	18.64	to	58.65	1.04	to	35.01
MM1	(4.20)	to	(0.11)	(2.50)	to	(0.63)
M1A	4.74	to	44.18	(11.64)	to	37.45
RE1				(10.21)	to	28.38
RES				(39.13)	to	23.89
RG1				(4.67)	to	30.72
RGS	(0.74)	to	13.32	25.50	to	26.41
RI1	17.87	to	56.10	12.63	to	33.25
SG1				(10.25)	to	39.84
SI1	5.40	to	23.75	10.17	to	17.28
SVS	13.64	to	57.06	(3.07)	to	36.64
TE1	0.07	to	0.79	(25.82)	to	56.48
TEC				42.71	to	43.74
MFJ	8.36	to	32.09	2.87	to	20.93
MFE	21.17	to	89.62	5.51	to	49.07
MV1	12.24	to	46.02	0.40	to	29.11

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

MVS	13.38	to	35.09%	23.00	to	23.89%
OCA	3.89	to	43.60	18.35	to	39.26
OGG	21.77	to	23.04
OMG	6.63	to	34.84	18.02	to	25.99
OMS	16.49	to	67.01	37.92	to	43.64
PMB	58.43	to	67.11
PLD	(0.74)	to	0.56
PRR	2.70	to	20.98	6.57	to	12.97
PTR				(0.47)	to	7.59
SSA	10.73	to	12.78
SC3				21.37	to	41.88

Report of Independent Registered Public Accounting Firm

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of Fidelity VIP Freedom 2010 Sub-Account, Fidelity VIP Freedom 2015 Sub-Account, Fidelity VIP Freedom 2020 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Sub-Account, Franklin Templeton VIP Developing Markets Securities Sub-Account, Franklin Templeton VIP Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP International Securities Sub-Account, Franklin Templeton VIP Value Securities Sub-Account, Liberty Variable Investment Colonial Small Cap Sub-Account, Liberty Variable Investment Wanger Select Sub-Account, Liberty Variable Investment Wanger U.S. Small Cap Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Government S Class Sub-Account, MFS/Sun Life Global Government Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, MFS/Sun Life Managed Sectors S Class Sub-Account, MFS/Sun Life Managed Sectors Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Nations Marsico 21st Century Sub-Account, Nations Marsico Growth Sub-Account, Nations Marsico International Opportunities Sub-Account, Oppenheimer Capital Appreciation Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main St. Growth and Income Sub-Account, Oppenheimer Main St. Small Cap Growth Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Bond Portfolio Sub-Account, PIMCO VIT Total Return Bond Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital Investment Grade Bond S Class Sub-Account, Sun Capital Real Estate Fund S Class Sub-Account, Sun Capital Real Estate Sub-Account and Sun Capital Money Market S Class Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Condition - December 31, 2005

Assets:
Investment in:	Shares	Cost	Value
Aim Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2 (AI7)	2,983	$53,435	$72,869
V.I. International Growth Fund Series 2 (AI8)	5,794	72,367	133,273
V.I. Premier Equity Fund Series 2 (AI9)	2,276	39,254	50,487
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund (AN1)	153,952	3,271,464	4,085,879
Technology Fund (AN2)	16,435	232,426	256,878
Growth and Income Fund (AN3)	215,224	4,585,026	5,305,273
Worldwide Privatization Fund (AN4)	6,026	99,361	145,586
Fidelity Variable Insurance Products Funds
Dynamic Capital Appreciation Porfolio (FLD)	2,272	17,858	19,494
Equity Income Portfolio (FLE)	13,264	269,876	333,854
Growth Opportunities Portfolio (FLG)	435	5,139	7,493
Franklin Templeton Trust
Franklin Growth and Income (FGI)	11,660	163,902	179,801
Mutual Shares Securities (FMS)	86,822	1,362,055	1,577,554
Templeton Foreign Securities (FTI)	373,549	4,682,567	5,834,837
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity (GCR)	-	-	-
Columbia High Yield (HCY)	289,873	2,735,507	2,837,852
Liberty Variable Investment Trust
Liberty Federal Securities Fund, VA Class (ACL)	123,078	1,368,949	1,318,164
Liberty Growth & Income Fund (CGI)	58,183	831,555	976,317
Colonial Strategic Income Fund (CSI)	297,668	2,901,915	3,003,473
Liberty Federal Securities Fund (LFS)	363,507	3,955,920	3,867,714
Liberty S&P 500 Index Fund (LIF)	258,366	2,448,353	2,808,439
Liberty Select Value Fund (LSV)	71,072	1,132,566	1,405,103
Newport Tiger Fund (NTF)	-	-	-
Rydex Health Care Fund (RHC)	820	19,841	23,090
Rydex Financial Services Fund (RFS)	26	606	760
Wanger International Select Fund (WFF)	133,366	1,908,355	2,617,973
Wanger International Small Cap Fund (WIS)	21,803	425,046	667,823
Wanger Select Fund (WTF)	116,477	2,224,098	2,639,363
Wanger U.S. Small Cap Fund (USC)	192,887	5,171,361	6,731,757
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio (LA1)	112,803	2,796,029	2,950,936
Mid-Cap Value (LA2)	95,539	1,736,196	2,014,911
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series (TEG)	14,647	222,019	277,125
MFS VIT Investors Growth Stock Series (TMI)	99,652	846,843	968,614
MFS VIT New Discovery Series (TND)	11,601	161,207	179,242
MFS VIT Investors Trust Series (STI)	10,373	164,683	199,065
PIMCO Variable Insurance Trust
Real Return Bond Portfolio (PRR)	96,492	1,227,547	1,224,479
Total Return Bond Portfolio (PTR)	829,836	8,659,231	8,497,519
Rydex Variable Trust
OTC Fund (RX2)	1,215	11,394	17,678
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund (SBF)	449,500	6,124,998	6,895,337
Growth Stock Fund (SGF)	25,614	605,056	631,122
Liberty Money Market Fund (SMM)	7,359,916	7,359,916	7,359,916
		$69,893,921	$78,117,050
Liability:
Payable to Sponsor			(14,010)
Net Assets			$78,103,040

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Condition - December 31, 2005 - continued

Net Assets Applicable to Contract Owners:	Applicable to Owners of Deferred		Reserve for
	Variable Annuity Contracts		Variable
Consolidated All Star Contracts:	Units	Value	Annuities	Total
Aim Variable Insurance Fund, Inc.
AI7	6,936	$72,869	$-	$72,869
AI8	9,034	133,273	-	133,273
AI9	5,416	50,487	-	50,487
Alliance Variable Products Series Fund, Inc.
AN1	353,387	4,085,879	-	4,085,879
AN2	17,147	256,878	-	256,878
AN3	445,662	5,305,273	-	5,305,273
AN4	8,035	145,586	-	145,586
Fidelity Variable Insurance Products Funds
FLD	1,565	19,494	-	19,494
FLE	29,404	333,854	-	333,854
FLG	674	7,493	-	7,493
Franklin Templeton Trust
FGI	13,045	179,801	-	179,801
FMS	109,896	1,577,554	-	1,577,554
FTI	356,348	5,834,837	-	5,834,837
Galaxy Variable Insurance Products Funds
GCR	-	-	-	-
HCY	227,081	2,648,688	183,059	2,831,747
Liberty Variable Investment Trust
ACL	127,230	1,318,164	-	1,318,164
CGI	80,643	948,119	27,302	975,421
CSI	213,296	2,809,320	187,878	2,997,198
LFS	359,568	3,867,714	-	3,867,714
LIF	221,528	2,808,439	-	2,808,439
LSV	102,700	1,405,103	-	1,405,103
NTF	1		-	-
RHC	2,046	23,090	-	23,090
RFS	72	760	-	760
WFF	149,831	2,617,973	-	2,617,973
WIS	33,339	667,823	-	667,823
WTF	169,347	2,639,363	-	2,639,363
USC	437,073	6,731,757	-	6,731,757
Lord Abbett Series Fund, Inc.
LA1	213,546	2,950,936	-	2,950,936
LA2	124,018	2,014,911	-	2,014,911
MFS/Sun Life Series Trust
TEG	20,979	277,125	-	277,125
TMI	91,848	968,614	-	968,614
TND	13,859	179,242	-	179,242
STI	17,642	199,065	-	199,065
PIMCO Variable Insurance Trust
PRR	109,448	1,224,479	-	1,224,479
PTR	818,463	8,497,519	-	8,497,519
Rydex Variable Trust
RX2	1,782	17,678	-	17,678
SteinRoe Variable Investment Trust
SBF	577,230	6,895,337	-	6,895,337
SGF	64,395	607,965	22,423	630,388
SMM	749,942	7,359,916	-	7,359,916
Net Assets		$77,682,378	$420,662	$78,103,040

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005

	AI7	AI8	AI9	AN1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$741	$278	$-
Mortality and expense risk charges	(1,125)	(2,204)	(755)	(71,456)
Distribution and administrative expense charges	(135)	(265)	(91)	(8,575)
Net investment income (loss)	$(1,260)	$(1,728)	$(568)	$(80,031)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$344	$11,743	$1,476	$158,072
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$344	$11,743	$1,476	$158,072

Net unrealized appreciation (depreciation) on investments:
End of year	$19,434	$60,906	$11,233	$814,415
Beginning of year	14,104	53,090	10,916	382,797
Change in unrealized appreciation (depreciation)	$5,330	$7,816	$317	$431,618

Realized and unrealized gains (losses)	$5,674	$19,559	$1,793	$589,690
Increase (Decrease) in net assets from operations	$4,414	$17,831	$1,225	$509,659

	AN2	AN3	AN4	FLD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$66,604	$357	$
Mortality and expense risk charges	(5,190)	(92,642)	(1,995)	(87)
Distribution and administrative expense charges	(623)	(11,117)	(239)	(10)
Net investment income (loss)	$(5,813)	$(37,155)	$(1,877)	$(97)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$13,480	$140,634	$4,300	$4
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$13,480	$140,634	$4,300	$4

Net unrealized appreciation (depreciation) on investments:
End of year	$24,452	$720,247	$46,225	$1,636
Beginning of year	32,103	693,528	27,052	-
Change in unrealized appreciation (depreciation)	$(7,651)	$26,719	$19,173	$1,636

Realized and unrealized gains (losses)	$5,829	$167,353	$23,473	$1,640
Increase (Decrease) in net assets from operations	$16	$130,198	$21,596	$1,543

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	FLE	FLG	FGI	FMS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$5,078	$46	$4,020	$11,041
Mortality and expense risk charges	(5,855)	(104)	(2,617)	(21,470)
Distribution and administrative expense charges	(703)	(12)	(314)	(2,576)
Net investment income (loss)	$(1,480)	$(70)	$1,089	$(13,005)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$12,325	$30	$2,915	$20,026
Realized gain distributions	12,553	-	1,351	4,136
Net realized gains (losses)	$24,878	$30	$4,266	$24,162

Net unrealized appreciation (depreciation) on investments:
End of year	$63,978	$2,354	$15,899	$215,499
Beginning of year	74,969	1,831	18,752	109,415
Change in unrealized appreciation (depreciation)	$(10,991)	$523	$(2,853)	$106,084

Realized and unrealized gains (losses)	$13,887	$553	$1,413	$130,246
Increase (Decrease) in net assets from operations	$12,407	$483	$2,502	$117,241

	FTI	GCR	HCY	ACL
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$65,456	$-	$-	$78,805
Mortality and expense risk charges	(98,035)	(893)	(50,070)	(23,637)
Distribution and administrative expense charges	(11,764)	(107)	(6,008)	(2,836)
Net investment income (loss)	$(44,343)	$(1,000)	$(56,078)	$52,332

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$242,110	$(131,987)	$27,310	$(12,415)
Realized gain distributions	-	134,048	-	4,586
Net realized gains (losses)	$242,110	$2,061	$27,310	$(7,829)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,152,270	$-	$102,345	$(50,785)
Beginning of year	906,858	28,523	57,980	(16,131)
Change in unrealized appreciation (depreciation)	$245,412	$(28,523)	$44,365	$(34,654)

Realized and unrealized gains (losses)	$487,522	$(26,462)	$71,675	$(42,483)
Increase (Decrease) in net assets from operations	$443,179	$(27,462)	$15,597	$9,849

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	CGI	CSI	LFS	LIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$216,264	$-
Mortality and expense risk charges	(16,496)	(50,878)	(72,168)	(51,444)
Distribution and administrative expense charges	(1,980)	(6,105)	(8,660)	(6,173)
Net investment income (loss)	$(18,476)	$(56,983)	$135,436	$(57,617)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$41,747	$20,629	$(20,981)	$77,744
Realized gain distributions	-	-	13,176	-
Net realized gains (losses)	$41,747	$20,629	$(7,805)	$77,744

Net unrealized appreciation (depreciation) on investments:
End of year	$144,762	$101,558	$(88,206)	$360,086
Beginning of year	125,448	76,121	24,101	323,555
Change in unrealized appreciation (depreciation)	$19,314	$25,437	$(112,307)	$36,531

Realized and unrealized gains (losses)	$61,061	$46,066	$(120,112)	$114,275
Increase (Decrease) in net assets from operations	$42,585	$(10,917)	$15,324	$56,658

	LSV	NTF	RHC	RFS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$-	$7
Mortality and expense risk charges	(20,607)	(428)	(300)	(13)
Distribution and administrative expense charges	(2,473)	(51)	(36)	(2)
Net investment income (loss)	$(23,080)	$(479)	$(336)	$(8)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$82,253	$18,513	$1,710	$33
Realized gain distributions	-	15,292	-	57
Net realized gains (losses)	$82,253	$33,805	$1,710	$90

Net unrealized appreciation (depreciation) on investments:
End of year	$272,537	$-	$3,249	$154
Beginning of year	201,145	31,430	3,225	256
Change in unrealized appreciation (depreciation)	$71,392	$(31,430)	$24	$(102)

Realized and unrealized gains (losses)	$153,645	$2,375	$1,734	$(12)
Increase (Decrease) in net assets from operations	$130,565	$1,896	$1,398	$(20)

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	WFF	WIS	WTF	USC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$51,354	$6,037	$	$
Mortality and expense risk charges	(45,650)	(9,222)	(40,969)	(113,121)
Distribution and administrative expense charges	(5,478)	(1,107)	(4,916)	(13,575)
Net investment income (loss)	$226	$(4,292)	$(45,885)	$(126,696)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$189,796	$20,621	$74,101	$275,087
Realized gain distributions	-	-	186,477	-
Net realized gains (losses)	$189,796	$20,621	$260,578	$275,087

Net unrealized appreciation (depreciation) on investments:
End of year	$709,618	$242,777	$415,265	$1,560,396
Beginning of year	550,776	152,234	430,006	1,129,729
Change in unrealized appreciation (depreciation)	$158,842	$90,543	$(14,741)	$430,667

Realized and unrealized gains (losses)	$348,638	$111,164	$245,837	$705,754
Increase (Decrease) in net assets from operations	$348,864	$106,872	$199,952	$579,058

	LA1	LA2	TEG	TMI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$28,361	$8,616	$	$1,341
Mortality and expense risk charges	(51,670)	(32,424)	(4,057)	(15,363)
Distribution and administrative expense charges	(6,200)	(3,891)	(487)	(1,844)
Net investment income (loss)	$(29,509)	$(27,699)	$(4,544)	$(15,866)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$85,149	$60,221	$6,716	$18,984
Realized gain distributions	173,281	117,730	-	-
Net realized gains (losses)	$258,430	$177,951	$6,716	$18,984

Net unrealized appreciation (depreciation) on investments:
End of year	$154,907	$278,715	$55,106	$121,771
Beginning of year	345,582	310,749	39,458	103,272
Change in unrealized appreciation (depreciation)	$(190,675)	$(32,034)	$15,648	$18,499

Realized and unrealized gains (losses)	$67,755	$145,917	$22,364	$37,483
Increase (Decrease) in net assets from operations	$38,246	$118,218	$17,820	$21,617

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	TND	STI	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$658	$33,087	$290,654
Mortality and expense risk charges	(2,894)	(3,293)	(19,691)	(151,622)
Distribution and administrative expense charges	(347)	(395)	(2,363)	(18,195)
Net investment income (loss)	$(3,241)	$(3,030)	$11,033	$120,837

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$3,373	$10,994	$3,347	$22,383
Realized gain distributions	-	-	13,199	133,659
Net realized gains (losses)	$3,373	$10,994	$16,546	$156,042

Net unrealized appreciation (depreciation) on investments:
End of year	$18,035	$34,382	$(3,068)	$(161,712)
Beginning of year	13,284	31,705	22,315	79,636
Change in unrealized appreciation (depreciation)	$4,751	$2,677	$(25,383)	$(241,348)

Realized and unrealized gains (losses)	$8,124	$13,671	$(8,837)	$(85,306)
Increase (Decrease) in net assets from operations	$4,883	$10,641	$2,196	$35,531

	RX2	SBF	SGF	SMM
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$165,552	$1,595	$195,551
Mortality and expense risk charges	(312)	(125,441)	(7,507)	(122,057)
Distribution and administrative expense charges	(37)	(15,053)	(901)	(14,647)
Net investment income (loss)	$(349)	$25,058	$(6,813)	$58,847

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$51	$143,421	$(4,049)	$-
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$51	$143,421	$(4,049)	$

Net unrealized appreciation (depreciation) on investments:
End of year	$6,284	$770,339	$26,066	$-
Beginning of year	6,158	649,168	(1,314)	-
Change in unrealized appreciation (depreciation)	$126	$121,171	$27,380	$-

Realized and unrealized gains (losses)	$177	$264,592	$23,331	$
Increase (Decrease) in net assets from operations	$(172)	$289,650	$16,518	$58,847

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets

	AI7		AI8		AI9		AN1		AN2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,260)	$(1,405)	$(1,728)	$(1,837)	$(568)	$(729)	$(80,031)	$(67,447)	$(5,813)	$(5,983)
Net realized gains (losses)	344	982	11,743	9,450	1,476	327	158,072	73,161	13,480	1,683
Net unrealized gains (losses)	5,330	1,883	7,816	19,337	317	2,110	431,618	238,203	(7,651)	13,858
Increase (Decrease) in net assets from operations	$4,414	$1,460	$17,831	$26,950	$1,225	$1,708	$509,659	$243,917	$16	$9,558

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,251	$2,007	$-	$-	$-	$-	$123,507	$1,260,847	$2,585	$22,485
Net transfers between Sub-Accounts and Fixed Account	(117)	(16,157)	(1,169)	(4,659)	5,478	328	(162,056)	404,732	(90,694)	49,000
Withdrawals, surrenders, annuitizations and contract charges	(40)	(1,943)	(27,750)	(23,453)	(6,037)	(340)	(369,427)	(221,640)	(5,297)	(5,615)
Net accumulation activity	$3,094	$(16,093)	$(28,919)	$(28,112)	$(559)	$(12)	$(407,976)	$1,443,939	$(93,406)	$65,870

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$3,094	$(16,093)	$(28,919)	$(28,112)	$(559)	$(12)	$(407,976)	$1,443,939	$(93,406)	$65,870

Increase (Decrease) in net assets	$7,508	$(14,633)	$(11,088)	$(1,162)	$666	$1,696	$101,683	$1,687,856	$(93,390)	$75,428

Net Assets:
Beginning of year	$65,361	$79,994	$144,361	$145,523	$49,821	$48,125	$3,984,196	$2,296,340	$350,268	$274,840
End of year	$72,869	$65,361	$133,273	$144,361	$50,487	$49,821	$4,085,879	$3,984,196	$256,878	$350,268

Unit Transactions:
Beginning of year	6,628	8,460	11,348	13,942	5,526	5,527	387,061	236,151	23,853	19,462
Purchased	323	218	-	-	-	-	12,759	134,338	191	1,511
Transferred between Sub-Accounts and Fixed Accumulation Account	(11)	(1,831)	(83)	(434)	581	39	(12,622)	43,585	(6,493)	3,394
Withdrawn, Surrendered and Annuitized	(4)	(219)	(2,231)	(2,160)	(691)	(40)	(33,811)	(27,013)	(404)	(514)
End of year	6,936	6,628	9,034	11,348	5,416	5,526	353,387	387,061	17,147	23,853

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	AN3		AN4		FLD		FLE		FLG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005 (x)	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(37,155)	$(57,840)	$(1,877)	$(1,599)	$(97)	$-	$(1,480)	$(1,416)	$(70)	$(91)
Net realized gains (losses)	140,634	145,363	4,300	1,440	4	-	24,878	4,261	30	80
Net unrealized gains (losses)	26,719	338,550	19,173	18,625	1,636	-	(10,991)	24,737	523	379
Increase (Decrease) in net assets from operations	$130,198	$426,073	$21,596	$18,466	$1,543	$-	$12,407	$27,582	$483	$368

Participant Transactions:
Accumulation Activity:
Purchase payments received	$150,142	$1,645,956	$-	$-	$-	$-	$876	$169	$-	$-
Net transfers between Sub-Accounts and Fixed Account	93,420	515,440	25,183	(1,444)	17,951	-	1,059	4,243	-	(314)
Withdrawals, surrenders, annuitizations and contract charges	(427,010)	(460,084)	(2,753)	(2,531)	-	-	(9,245)	(12,640)	(1)	(13)
Net accumulation activity	$(183,448)	$1,701,312	$22,430	$(3,975)	$17,951	$-	$(7,310)	$(8,228)	$(1)	$(327)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(183,448)	$1,701,312	$22,430	$(3,975)	$17,951	$-	$(7,310)	$(8,228)	$(1)	$(327)

Increase (Decrease) in net assets	$(53,250)	$2,127,385	$44,026	$14,491	$19,494	$-	$5,097	$19,354	$482	$41

Net Assets:
Beginning of year	$5,358,523	$3,231,138	$101,560	$87,069	$-	$-	$328,757	$309,403	$7,011	$6,970
End of year	$5,305,273	$5,358,523	$145,586	$101,560	$19,494	$-	$333,854	$328,757	$7,493	$7,011

Unit Transactions:
Beginning of year	461,550	305,193	6,652	6,937	-	-	29,982	30,799	674	698
Purchased	13,390	154,828	-	-	-	-	79	17	-	-
Transferred between Sub-Accounts and Fixed Accumulation Account	6,750	49,169	1,554	(93)	1,565	-	182	413	-	(23)
Withdrawn, Surrendered and Annuitized	(36,028)	(47,640)	(171)	(192)	-	-	(839)	(1,247)	-	(1)
End of year	445,662	461,550	8,035	6,652	1,565	-	29,404	29,982	674	674

(x) fund open in prior year, first activity in current year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	FGI		FMS		FTI		GCR		HCY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,089	$708	$(13,005)	$(8,570)	$(44,343)	$(40,346)	$(1,000)	$11,192	$(56,078)	$105,004
Net realized gains (losses)	4,266	920	24,162	8,120	242,110	162,851	2,061	70,537	27,310	16,094
Net unrealized gains (losses)	(2,853)	8,705	106,084	85,667	245,412	609,632	(28,523)	34,850	44,365	52,989
Increase (Decrease) in net assets from operations	$2,502	$10,333	$117,241	$85,217	$443,179	$732,137	$(27,462)	$116,579	$15,597	$174,087

Participant Transactions:
Accumulation Activity:
Purchase payments received	$-	$8,629	$(1)	$410,429	$135,659	$1,473,130	$458	$116,512	$81,404	$998,849
Net transfers between Sub-Accounts and Fixed Account	43,416	29,155	416,172	223,674	141,644	589,329	(425,273)	61,370	(292,693)	362,789
Withdrawals, surrenders, annuitizations and contract charges	(13,984)	(2,467)	(53,624)	(15,184)	(428,285)	(260,677)	(7,955)	(38,406)	(278,419)	(425,493)
Net accumulation activity	$29,432	$35,317	$362,547	$618,919	$(150,982)	$1,801,782	$(432,770)	$139,476	$(489,708)	$936,145

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$191,521
Annuity payments and contract charges	-	-	-	-	-	-	-	-	(23,239)	(17,931)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	(3,119)	(26,993)
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$(26,358)	$146,597
Increase (Decrease) in net assets from participant owner transactions	$29,432	$35,317	$362,547	$618,919	$(150,982)	$1,801,782	$(432,770)	$139,476	$(516,066)	$1,082,742

Increase (Decrease) in net assets	$31,934	$45,650	$479,788	$704,136	$292,197	$2,533,919	$(460,232)	$256,055	$(500,469)	$1,256,829

Net Assets:
Beginning of year	$147,867	$102,217	$1,097,766	$393,630	$5,542,640	$3,008,721	$460,232	$204,177	$3,332,216	$2,075,387
End of year	$179,801	$147,867	$1,577,554	$1,097,766	$5,834,837	$5,542,640	$-	$460,232	$2,831,747	$3,332,216

Unit Transactions:
Beginning of year	10,908	8,184	83,077	32,937	365,919	230,811	27,419	15,963	267,096	183,997
Purchased	-	670	-	34,550	8,889	113,717	30	8,831	7,247	91,039
Transferred between Sub-Accounts and Fixed Accumulation Account	3,169	2,247	30,662	17,657	9,215	43,836	(26,961)	5,394	(23,592)	29,850
Withdrawn, surrendered and Annuitized	(1,032)	(193)	(3,843)	(2,067)	(27,675)	(22,445)	(488)	(2,769)	(23,670)	(37,790)
End of year	13,045	10,908	109,896	83,077	356,348	365,919	-	27,419	227,081	267,096

(#) Fund closed in prior year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	ACL		CGI		CSI		LFS		LIF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$52,332	$55,032	$(18,476)	$290	$(56,983)	$214,550	$135,436	$70,466	$(57,617)	$(14,653)
Net realized gains (losses)	(7,829)	(13,006)	41,747	17,418	20,629	14,114	(7,805)	(17,967)	77,744	20,370
Net unrealized gains (losses)	(34,654)	(7,472)	19,314	80,744	25,437	1,374	(112,307)	3,958	36,531	215,750
Increase (Decrease) in net assets from operations	$9,849	$34,554	$42,585	$98,452	$(10,917)	$230,038	$15,324	$56,457	$56,658	$221,467

Participant Transactions:
Accumulation Activity:
Purchase payments received	$61,540	$13,855	$3,287	$255,671	$94,462	$564,316	$179,164	$1,630,130	$9,617	$841,803
Net transfers between Sub-Accounts and Fixed Account	105,702	(355,119)	(54,400)	156,689	(240,778)	432,698	(156,045)	481,480	(239,616)	361,139
Withdrawals, surrenders, annuitizations and contract charges	(253,237)	(142,163)	(54,301)	(66,499)	(301,038)	(264,805)	(330,323)	(401,531)	(85,057)	(65,927)
Net accumulation activity	$(85,995)	$(483,427)	$(105,414)	$345,861	$(447,354)	$732,209	$(307,204)	$1,710,079	$(315,056)	$1,137,015

Annuitization Activity:
Annuitizations	$-	$-	$-	$28,518	$-	$192,706	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,449)	(1,933)	(23,958)	(18,024)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(485)	(411)	(3,172)	(2,878)	-	-	-	-
Net annuitization activity	$-	$-	$(2,934)	$26,174	$(27,130)	$171,804	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(85,995)	$(483,427)	$(108,348)	$372,035	$(474,484)	$904,013	$(307,204)	$1,710,079	$(315,056)	$1,137,015

Increase (Decrease) in net assets	$(76,146)	$(448,873)	$(65,763)	$470,487	$(485,401)	$1,134,051	$(291,880)	$1,766,536	$(258,398)	$1,358,482

Net Assets:
Beginning of year	$1,394,310	$1,843,183	$1,041,184	$570,697	$3,482,599	$2,348,548	$4,159,594	$2,393,058	$3,066,837	$1,708,355
End of year	$1,318,164	$1,394,310	$975,421	$1,041,184	$2,997,198	$3,482,599	$3,867,714	$4,159,594	$2,808,439	$3,066,837

Unit Transactions:
Beginning of year	135,400	182,981	87,639	53,627	246,957	189,152	388,375	228,469	248,960	153,372
Purchased	5,974	1,366	241	26,070	7,161	45,728	16,519	157,578	775	72,366
Transferred between Sub-Accounts and Fixed Accumulation Account	10,330	(34,931)	(2,607)	13,713	(17,919)	33,257	(14,274)	44,924	(21,457)	29,319
Withdrawn, surrendered and Annuitized	(24,474)	(14,016)	(4,630)	(5,771)	(22,903)	(21,180)	(31,052)	(42,596)	(6,750)	(6,097)
End of year	127,230	135,400	80,643	87,639	213,296	246,957	359,568	388,375	221,528	248,960

(#) Fund closed in prior year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	LSV		NTF		RHC		RFS		WFF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(23,080)	$(14,256)	$(479)	$(5,167)	$(336)	$(323)	$(8)	$(11)	$226	$(37,599)
Net realized gains (losses)	82,253	19,275	33,805	51,389	1,710	1,272	90	62	189,796	138,018
Net unrealized gains (losses)	71,392	114,344	(31,430)	15,048	24	(165)	(102)	36	158,842	350,044
Increase (Decrease) in net assets from operations	$130,565	$119,363	$1,896	$61,270	$1,398	$784	$(20)	$87	$348,864	$450,463

Participant Transactions:
Accumulation Activity:
Purchase payments received	$952	$357,926	$523	$31,987	$-	$-	$(1)	$1	$91,104	$712,745
Net transfers between Sub-Accounts and Fixed Account	194,263	151,423	(198,637)	(299,861)	11,629	(2,219)	515	-	(118,079)	33,001
Withdrawals, surrenders, annuitizations and contract charges	(94,830)	(44,227)	(8)	(18,363)	(6,018)	(310)	(307)	(306)	(232,539)	(155,369)
Net accumulation activity	$100,385	$465,122	$(198,122)	$(286,237)	$5,611	$(2,529)	$207	$(305)	$(259,514)	$590,377

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$100,385	$465,122	$(198,122)	$(286,237)	$5,611	$(2,529)	$207	$(305)	$(259,514)	$590,377

Increase (Decrease) in net assets	$230,950	$584,485	$(196,226)	$(224,967)	$7,009	$(1,745)	$187	$(218)	$89,350	$1,040,840

Net Assets:
Beginning of year	$1,174,153	$589,668	$196,226	$421,193	$16,081	$17,826	$573	$791	$2,528,623	$1,487,783
End of year	$1,405,103	$1,174,153	$	$196,226	$23,090	$16,081	$760	$573	$2,617,973	$2,528,623

Unit Transactions:
Beginning of year	96,476	54,846	14,789	35,955	1,546	1,787	53	82	164,753	117,587
Purchased	70	33,314	33	2,682	-	-	-	-	5,980	56,199
Transferred between Sub-Accounts and Fixed Accumulation Account	13,711	12,227	(14,821)	(22,282)	1,067	(210)	46	-	(6,542)	4,324
Withdrawn, surrendered and Annuitized	(7,557)	(3,911)		(1,566)	(567)	(31)	(27)	(29)	(14,360)	(13,357)
End of year	102,700	96,476	1	14,789	2,046	1,546	72	53	149,831	164,753

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	WIS		WTF		USC		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(4,292)	$(5,077)	$(45,885)	$(41,176)	$(126,696)	$(108,360)	$(29,509)	$(23,781)	$(27,699)	$(22,167)
Net realized gains (losses)	20,621	15,470	260,578	63,383	275,087	293,129	258,430	71,375	177,951	56,471
Net unrealized gains (losses)	90,543	102,636	(14,741)	336,206	430,667	715,326	(190,675)	228,422	(32,034)	270,360
Increase (Decrease) in net assets from operations	$106,872	$113,029	$199,952	$358,413	$579,058	$900,095	$38,246	$276,016	$118,218	$304,664

Participant Transactions:
Accumulation Activity:
Purchase payments received	$2,831	$87,347	$62,562	$584,278	$91,414	$1,771,481	$87,837	$1,020,312	$2,923	$625,703
Net transfers between Sub-Accounts and Fixed Account	18,268	47,290	(117,824)	169,714	(178,193)	403,745	114,060	464,374	(35,378)	344,978
Withdrawals, surrenders, annuitizations and contract charges	(7,038)	(16,523)	(180,810)	(61,784)	(477,374)	(285,432)	(319,918)	(257,604)	(55,180)	(20,035)
Net accumulation activity	$14,061	$118,114	$(236,072)	$692,208	$(564,153)	$1,889,794	$(118,021)	$1,227,082	$(87,635)	$950,646

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$14,061	$118,114	$(236,072)	$692,208	$(564,153)	$1,889,794	$(118,021)	$1,227,082	$(87,635)	$950,646

Increase (Decrease) in net assets	$120,933	$231,143	$(36,120)	$1,050,621	$14,905	$2,789,889	$(79,775)	$1,503,098	$30,583	$1,255,310

Net Assets:
Beginning of year	$546,890	$315,747	$2,675,483	$1,624,862	$6,716,852	$3,926,963	$3,030,711	$1,527,613	$1,984,328	$729,018
End of year	$667,823	$546,890	$2,639,363	$2,675,483	$6,731,757	$6,716,852	$2,950,936	$3,030,711	$2,014,911	$1,984,328

Unit Transactions:
Beginning of year	32,618	24,499	186,241	133,952	474,677	323,395	222,044	123,698	129,781	58,062
Purchased	138	6,513	4,199	45,428	6,751	143,122	6,590	83,391	187	48,224
Transferred between Sub-Accounts and Fixed Accumulation Account	968	2,849	(8,559)	12,626	(12,354)	35,125	8,798	37,311	(2,402)	25,746
Withdrawn, surrendered and Annuitized	(385)	(1,243)	(12,534)	(5,765)	(32,001)	(26,965)	(23,886)	(22,356)	(3,548)	(2,251)
End of year	33,339	32,618	169,347	186,241	437,073	474,677	213,546	222,044	124,018	129,781

See notes to financial statements
All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	TEG		TMI		TND		STI		PRR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(4,544)	$(3,662)	$(15,866)	$(15,930)	$(3,241)	$(2,538)	$(3,030)	$(2,595)	$11,033	$(6,404)
Net realized gains (losses)	6,716	1,139	18,984	4,965	3,373	86	10,994	954	16,546	29,139
Net unrealized gains (losses)	15,648	25,998	18,499	69,528	4,751	10,578	2,677	18,702	(25,383)	21,892
Increase (Decrease) in net assets from operations	$17,820	$23,475	$21,617	$58,563	$4,883	$8,126	$10,641	$17,061	$2,196	$44,627

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,512	$69,853	$1,283	$83,569	$2,954	$59,928	$542	$16,665	$363	$783,616
Net transfers between Sub-Accounts and Fixed Account	(11,269)	65,120	24,047	151,528	(6,595)	37,246	853	24,114	140,488	408,579
Withdrawals, surrenders, annuitizations and contract charges	(15,455)	(1,435)	(43,817)	(48,273)	(10,369)	(716)	(23,942)	(7,589)	(65,820)	(408,941)
Net accumulation activity	$(23,212)	$133,538	$(18,487)	$186,824	$(14,010)	$96,458	$(22,547)	$33,190	$75,031	$783,254

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(23,212)	$133,538	$(18,487)	$186,824	$(14,010)	$96,458	$(22,547)	$33,190	$75,031	$783,254

Increase (Decrease) in net assets	$(5,392)	$157,013	$3,130	$245,387	$(9,127)	$104,584	$(11,906)	$50,251	$77,227	$827,881

Net Assets:
Beginning of year	$282,517	$125,504	$965,484	$720,097	$188,369	$83,785	$210,971	$160,720	$1,147,252	$319,371
End of year	$277,125	$282,517	$968,614	$965,484	$179,242	$188,369	$199,065	$210,971	$1,224,479	$1,147,252

Unit Transactions:
Beginning of year	22,940	12,449	94,027	75,961	15,219	6,864	19,561	16,476	102,773	30,567
Purchased	256	5,990	167	8,147	284	5,037	44	1,390	60	73,899
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,120)	4,987	2,323	15,492	(835)	3,561	87	2,417	12,495	38,119
Withdrawn, surrendered and Annuitized	(1,097)	(486)	(4,669)	(5,573)	(809)	(243)	(2,050)	(722)	(5,880)	(39,812)
End of year	20,979	22,940	91,848	94,027	13,859	15,219	17,642	19,561	109,448	102,773

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	PTR		RX2		SBF		SGF		SMM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$120,837	$(7,629)	$(349)	$(341)	$25,058	$(19,907)	$(6,813)	$(6,530)	$58,847	$(66,828)
Net realized gains (losses)	156,042	126,175	51	23	143,421	70,144	(4,049)	(3,695)	-	-
Net unrealized gains (losses)	(241,348)	85,240	126	1,504	121,171	401,538	27,380	(13,542)	-	-
Increase (Decrease) in net assets from operations	$35,531	$203,786	$(172)	$1,186	$289,650	$451,775	$16,518	$(23,767)	$58,847	$(66,828)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$294,607	$2,857,832	$-	$-	$262,532	$2,516,950	$(32)	$114,617	$673,891	$2,034,958
Net transfers between Sub-Accounts and Fixed Account	141,873	1,567,516	-	-	(12,047)	599,002	223,917	135,089	1,048,789	52,274
Withdrawals, surrenders, annuitizations and contract charges	(745,718)	(395,193)	(9)	(5)	(649,984)	(266,094)	(20,738)	(43,012)	(1,135,737)	(454,099)
Net accumulation activity	$(309,238)	$4,030,155	$(9)	$(5)	$(399,499)	$2,849,858	$(203,147)	$206,694	$586,943	$1,633,133

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$26,289	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(2,004)	(1,705)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	(392)	(342)	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$(2,396)	$24,242	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(309,238)	$4,030,155	$(9)	$(5)	$(399,499)	$2,849,858	$200,751	$230,936	$586,943	$1,633,133

Increase (Decrease) in net assets	$(273,707)	$4,233,941	$(181)	$1,181	$(109,849)	$3,301,633	$217,269	$207,169	$645,790	$1,566,305

Net Assets:
Beginning of year	$8,771,226	$4,537,285	$17,859	$16,678	$7,005,186	$3,703,553	$413,119	$205,950	$6,714,126	$5,147,821
End of year	$8,497,519	$8,771,226	$17,678	$17,859	$6,895,337	$7,005,186	$630,388	$413,119	$7,359,916	$6,714,126

Unit Transactions:
Beginning of year	848,561	451,418	1,783	1,784	609,958	343,250	41,568	20,483	690,105	522,944
Purchased	28,430	288,847	-	-	23,449	238,632	-	12,502	68,874	222,351
Transferred between Sub-Accounts and Fixed Accumulation Account	13,589	154,105	-	-	18	55,800	24,904	12,127	107,595	5,729
Withdrawn, surrendered and Annuitized	(72,117)	(45,809)	(1)	(1)	(56,195)	(27,724)	(2,077)	(3,544)	(116,632)	(60,919)
End of year	818,463	848,561	1,782	1,783	577,230	609,958	64,395	41,568	749,942	690,105

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account''), a separate account of Sun Life Assurance Company of Canada (U.S.) (the ''Sponsor''), was established on July 13, 1989 as a funding vehicle for the variable portion of All Star contracts, All Star Freedom contracts, All Star Traditions contracts and All Star Extra contracts (collectively, the ''Contracts'') and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain registered open-end mutual funds. The funds offered are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Trust, Galaxy Variable Insurance Products Funds, Liberty Variable Investment Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust and Stein Roe Variable Investment Trust (collectively, "the Funds"). Massachusetts Financial Services Company (''MFS''), an affiliate of the Sponsor, is the investment adviser to the MFS/Sun Life Series Trust (the "Series Trust").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8

All-Star contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
All-Star Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
All-Star Traditions contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
All-Star Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to $50 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

MFS charges a management fee at an effective annual rate ranging from 1.09% to 1.30%, of the Series Trust net assets.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sales of the contract. In no event shall the aggregate withdrawal charges exceed 8% of the purchase payments made under the contract.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to All-Star Traditions and All-Star Extra contracts and an effective annual rate of 0.20% of the net assets attributable to All-Star and All-Star Freedom contracts.

As reimbursement for administrative expenses attributable to All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the ''Withdrawals, surrenders, annuitizations and contract charges'' line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2	$40	$
V.I. International Growth Fund Series 2	96		371
V.I. Premier Equity Fund Series 2	55		132
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,771		16,536
Technology Fund	38
Growth and Income Fund	2,206		15,783
Worldwide Privatization Fund	19
Fidelity Variable Insurance Products Funds
Dynamic Capital Appreciation Porfolio
Equity Income Portfolio	209
Growth Opportunities Portfolio
Franklin Templeton Trust
Franklin Growth and Income	84		895
Mutual Shares Securities	362		744
Templeton Foreign Securities	1,879		15,349
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity	41
Columbia High Yield	2,077		7,278
Liberty Variable Investment Trust
Liberty Federal Securities Fund	637		1,815
Liberty Growth & Income Fund	593		8,074
Colonial Strategic Income Fund	583		1,091
Liberty Federal Securities Fund	934		3,051
Liberty S&P 500 Index Fund	641		803
Liberty Select Value Fund	1,641		5,233
Newport Tiger Fund	7
Rydex Health Care Fund	10
Rydex Financial Services Fund	36		399
Wanger International Select Fund	1,585		5,039
Wanger International Small Cap Fund	229		42
Wanger Select Fund	1,275		2,881
Wanger U.S. Small Cap Fund	2,987		20,645
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	1,815		9,890
Mid-Cap Value	468		1,040
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series	386		690
MFS VIT Investors Growth Stock Series	355		1,051
MFS VIT New Discovery Series	225		910
MFS VIT Investors Trust Series	227		488
PIMCO Variable Insurance Trust
Real Return Bond Portfolio	429		364
Total Return Bond Portfolio	2,093		21,460
Rydex Variable Trust
OTC Fund	7
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund	2,820		25,249
Growth Stock Fund	124		194
Liberty Money Market Fund	2,242		16,201

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(4) Annuity Reserves

Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-Account for the year ended December 31, 2005:

	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2	$3,302	$1,468
V.I. International Growth Fund Series 2	822	31,469
V.I. Premier Equity Fund Series 2	5,761	6,888
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	412,989	900,996
Technology Fund	7,166	106,385
Growth and Income Fund	449,512	670,115
Worldwide Privatization Fund	32,710	12,157
Fidelity Variable Insurance Products Funds
Dynamic Capital Appreciation Portfolio	17,954	100
Equity Income Portfolio	55,870	52,107
Growth Opportunities Portfolio	88	159
Franklin Templeton Trust
Franklin Growth and Income	48,893	17,021
Mutual Shares Securities	466,613	112,935
Templeton Foreign Securities	752,879	948,204
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity	143,257	442,979
Columbia High Yield	202,060	771,085
Liberty Variable Investment Trust
Liberty Federal Securities Fund	271,273	300,350
Liberty Growth & Income Fund	109,450	235,789
Colonial Strategic Income Fund	152,601	680,896
Liberty Federal Securities Fund	560,330	718,922
Liberty S&P 500 Index Fund	63,456	436,129
Liberty Select Value Fund	345,726	268,421
Newport Tiger Fund	15,811	199,120
Rydex Health Care Fund	11,627	6,352
Rydex Financial Services Fund	583	327
Wanger International Select Fund	302,790	562,078
Wanger International Small Cap Fund	55,880	46,111
Wanger Select Fund	334,679	430,159
Wanger U.S. Small Cap Fund	221,157	912,006
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	559,902	534,151
Mid-Cap Value	284,844	282,448
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series	4,456	32,212
MFS VIT Investors Growth Stock Series	84,972	119,325
MFS VIT New Discovery Series	17,163	34,414
MFS VIT Investors Trust Series	30,275	55,852
PIMCO Variable Insurance Trust
Real Return Bond Portfolio	215,733	116,470
Total Return Bond Portfolio	1,452,017	1,506,759
Rydex Variable Trust
OTC Fund	1	359
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund	593,949	968,390
Growth Stock Fund	289,712	95,382
Liberty Money Market Fund	2,912,940	2,267,150

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income		Expense Ratio		Total Return
		Units	lowest to highest			Net Assets	Ratio*		lowest to highest**		lowest to highest***
AI7
	December 31, 2005	6,936	$10.4430	to	10.6044	$72,869	-%	1.65%	to	2.05%	6.36	% to	6.79%
	December 31, 2004	6,628	9.8187	to	9.9300	65,361	-	1.65	to	2.05	4.15	to	4.57
	December 31, 2003	8,460	9.4277	to	9.4957	79,994	-	1.30	to	1.70	26.54	to	27.05
	December 31, 2002 (a)	1,677	7.4505	to	7.4738	12,502	-	1.35	to	2.30	(25.49	) to	(25.26)
AI8
	December 31, 2005	9,034	14.3668	to	16.9761	133,273	0.56	1.65	to	2.10	15.24	to	15.77
	December 31, 2004	11,348	12.4607	to	14.7313	144,361	0.50	1.65	to	2.10	20.91	to	21.66	(y)
	December 31, 2003	13,942	10.2473	to	12.1645	145,523	0.11	1.30	to	1.90	25.71	to	26.86
	December 31, 2002 (a)	36,788	8.1517	to	10.0737	301,098	1.66	1.35	to	2.30	(18.48	) to	0.74
AI9
	December 31, 2005	5,416	9.2481	to	9.3911	50,487	0.60	1.65	to	2.05	3.21	to	3.63
	December 31, 2004	5,526	8.9607	to	9.0623	49,821	0.32	1.65	to	2.05	3.32	to	3.75
	December 31, 2003	5,527	8.6724	to	8.7349	48,125	0.21	1.30	to	1.70	22.27	to	22.77
	December 31, 2002 (a)	8,550	7.0926	to	7.1148	60,741	1.49	1.35	to	2.30	(29.07	) to	(28.85)
AN1
	December 31, 2005	353,387	10.3980	to	15.2742	4,085,879	-	1.35	to	2.50	11.98	to	13.30
	December 31, 2004	387,061	9.2618	to	13.4816	3,984,196	-	1.35	to	2.50	5.63	to	6.88	(y)
	December 31, 2003	236,151	8.7458	to	12.6139	2,296,340	0.01	1.05	to	2.15	10.41	to	21.70	(y)
	December 31, 2002 (a)	24,572	7.2523	to	10.3646	179,112	-	1.35	to	2.30	(27.48	) to	3.65
AN2
	December 31, 2005	17,147	9.0740	to	15.8254	256,878	-	1.35	to	2.10	1.48	to	2.25
	December 31, 2004	23,853	8.9011	to	15.4768	350,268	-	1.35	to	2.10	2.87	to	3.66	(y)
	December 31, 2003	19,462	8.6127	to	14.8555	274,840	-	1.30	to	1.80	40.49	to	41.42	(y)
	December 31, 2002 (a)	252	6.0902			1,537	-	1.35	to	2.30	(39.10)
AN3
	December 31, 2005	445,662	10.7964	to	15.5396	5,305,273	1.26	1.35	to	2.50	1.99	to	3.19
	December 31, 2004	461,550	10.5589	to	15.0595	5,358,523	0.75	1.35	to	2.50	8.43	to	9.72	(y)
	December 31, 2003	305,193	9.7127	to	13.7258	3,231,138	0.55	1.35	to	2.30	17.52	to	30.40	(y)
	December 31, 2002 (a)	65,510	7.5168	to	10.5259	494,407	0.26	1.35	to	2.30	(24.83	) to	5.26
AN4
	December 31, 2005	8,035	17.9348	to	20.7873	145,586	0.30	1.75	to	2.05	18.09	to	18.33
	December 31, 2004	6,652	15.2736			101,560	0.11	1.85			21.67
	December 31, 2003 (g)	6,937	12.5528			87,069	-	1.50			40.43			(y)
FLD
	December 31, 2005 (x)	1,565	12.4610			19,494	-	1.85			18.45
	December 31, 2004
FLE
	December 31, 2005	29,404	11.2796	to	11.4539	333,854	1.47	1.65	to	2.05	3.41	to	3.83
	December 31, 2004	29,982	10.9074	to	11.0310	328,757	1.43	1.65	to	2.05	8.95	to	9.39
	December 31, 2003	30,799	10.0116	to	10.0838	309,403	1.75	1.30	to	1.70	27.37	to	28.27	(y)
	December 31, 2002 (a)	27,398	7.8605	to	10.4684	215,737	-	1.35	to	2.30	(21.39	) to	4.68
FLG
	December 31, 2005	674	11.1130			7,493	0.66	1.65			6.89
	December 31, 2004	674	10.3967			7,011	0.34	1.65			5.07	to	5.12	(y)
	December 31, 2003	698	9.8901	to	13.3796	6,970	0.46	1.30	to	1.35	27.21	to	27.27	(y)
	December 31, 2002 (a)	674	7.7709			5,242	-	1.35	to	2.30	(22.29)
FGI
	December 31, 2005	13,045	13.6935	to	13.9751	179,801	2.61	1.35	to	2.10	1.35	to	2.12
	December 31, 2004	10,908	13.5116	to	13.6155	147,867	2.53	1.65	to	2.10	8.29	to	8.90	(y)
	December 31, 2003 (f)	8,184	12.4778	to	12.5160	102,217	-	1.30	to	1.80	24.78	to	25.16
FMS
	December 31, 2005	109,896	14.2399	to	14.5328	1,577,554	0.84	1.35	to	2.10	8.24	to	9.07
	December 31, 2004	83,077	13.1559	to	13.3247	1,097,766	0.78	1.35	to	2.10	10.26	to	11.11	(y)
	December 31, 2003 (g)	32,937	11.9317	to	11.9683	393,630	-	1.30	to	1.80	19.32	to	19.68

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(f) For the period June 1, 2003 (commencement of operations) through December 31, 2003.

(g) For the period July 1, 2003 (commencement of operations) through December 31, 2003.

(x) fund open in prior year, first activity in current year.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
FTI
	December 31, 2005	356,348	$15.6996	to	16.6853	$5,834,837	1.17%	1.35	% to	2.50%	7.42%	to	8.69%
	December 31, 2004	365,919	14.6148	to	15.3518	5,542,640	1.10	1.35	to	2.50	15.56	to	16.92	(y)
	December 31, 2003 (e)	230,811	12.6471	to	13.1119	3,008,721	0.15	1.05	to	2.15	26.47	to	31.30	(y)
GCR
	December 31, 2005
	December 31, 2004	27,419	15.7305	to	17.8455	460,232	4.58	1.35	to	2.25	27.70	to	28.88
	December 31, 2003	15,963	12.3184	to	13.8962	204,177	4.11	1.05	to	2.30	30.69	to	31.89	(y)
	December 31, 2002 (a)	2,961	9.4404	to	10.5736	27,992	6.62	1.35	to	2.30	(5.60)	to	5.74
HCY
	December 31, 2005	227,081	10.7935	to	12.7105	2,831,747	-	1.35	to	2.50	(0.15)	to	1.03
	December 31, 2004	267,096	10.8094	to	12.6258	3,332,216	5.81	1.35	to	2.50	4.43	to	5.66	(y)
	December 31, 2003 (d)	183,997	10.3511	to	11.9919	2,051,380	5.02	1.05	to	2.15	3.51	to	19.92
ACL
	December 31, 2005	127,230	10.2383	to	10.4116	1,318,164	5.76	1.65	to	2.25	0.28	to	0.89
	December 31, 2004	135,400	10.2100	to	10.3196	1,394,310	5.11	1.65	to	2.25	1.80	to	2.43	(y)
	December 31, 2003 (e)	182,981	10.0294	to	10.0751	1,843,183	-	1.30	to	1.90	0.29	to	0.75
CGI
	December 31, 2005	80,643	10.2182	to	14.5664	975,421	-	1.35	to	2.05	4.03	to	4.77
	December 31, 2004	87,639	9.8222	to	13.9028	1,041,184	1.83	1.35	to	2.10	11.07	to	11.92	(y)
	December 31, 2003	53,627	8.8386	to	12.4216	570,697	2.46	1.05	to	1.80	17.15	to	18.05	(y)
	December 31, 2002 (a)	18,741	7.5409	to	7.5644	141,611	2.90	1.35	to	2.30	(24.59)	to	(24.36)
CSI
	December 31, 2005	213,296	11.2914	to	13.4648	2,997,198	-	1.35	to	2.30	(0.92)	to	0.04
	December 31, 2004	246,957	11.3961	to	13.4592	3,482,599	9.99	1.35	to	2.30	7.32	to	8.37	(y)
	December 31, 2003	189,152	12.1892	to	12.4200	2,324,105	10.13	1.05	to	1.90	15.65	to	16.71	(y)
	December 31, 2002 (a)	39,208	10.5562	to	10.5890	414,518	76.18	1.35	to	2.30	5.56	to	5.89
LFS
	December 31, 2005	359,568	9.9658	to	11.2457	3,867,714	5.37	1.35	to	2.50	(0.13)	to	1.05
	December 31, 2004	388,375	9.9783	to	11.1628	4,159,594	4.03	1.35	to	2.50	1.32	to	2.52	(y)
	December 31, 2003	228,469	9.8485	to	10.9220	2,393,058	3.53	1.05	to	2.15	(1.52)	to	0.94	(y)
	December 31, 2002 (a)	63,662	10.2107	to	10.8539	689,598	-	1.35	to	2.30	2.11	to	8.54
LIF
	December 31, 2005	221,528	10.4604	to	14.8043	2,808,439	-	1.35	to	2.10	2.04	to	2.82
	December 31, 2004	248,960	10.2464	to	14.3989	3,066,837	1.42	1.35	to	2.10	7.63	to	8.63	(y)
	December 31, 2003	153,372	9.4662	to	13.2556	1,708,355	2.02	1.05	to	1.90	24.75	to	25.96	(y)
	December 31, 2002 (a)	39,731	7.5845	to	10.5239	302,488	2.04	1.35	to	2.30	(24.15)	to	5.24
LSV
	December 31, 2005	102,700	12.6140	to	16.0172	1,405,103	-	1.35	to	2.10	9.73	to	10.57
	December 31, 2004	96,476	11.4250	to	14.4864	1,174,153	0.33	1.35	to	2.25	12.72	to	13.76	(y)
	December 31, 2003	54,846	10.1358	to	12.7343	589,668	0.24	1.05	to	1.90	24.51	to	25.72	(y)
	December 31, 2002 (a)	38,195	8.1362	to	8.1743	311,881	0.26	1.35	to	2.30	(18.64)	to	(18.26)
NTF
	December 31, 2005	1	-		-	-	-	-		-	0.17	to	0.25
	December 31, 2004	14,789	12.8468	to	16.2882	196,226	0.58	1.35	to	2.05	13.36	to	14.17	(y)
	December 31, 2003	35,955	11.3331	to	13.8291	421,193	4.44	1.25	to	1.70	42.22	to	42.95	(y)
	December 31, 2002 (a)	1,345	7.9686	to	7.9935	10,744	4.54	1.35	to	2.30	(20.31)	to	(20.07)
RHC
	December 31, 2005	2,046	11.2345	to	11.4081	23,090	-	1.65	to	2.05	8.38	to	8.82
	December 31, 2004	1,546	10.3656	to	10.4831	16,081	-	1.65			4.04	to	4.47
	December 31, 2003	1,787	9.9630	to	10.0349	17,826	-	1.30	to	1.70	27.11	to	27.63	(y)
	December 31, 2002 (a)	1,014	7.8379	to	7.8501	7,938	-	1.35	to	2.30	(21.62)	to	(21.50)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(d) For the period April 1, 2003 (commencement of operations) through December 31, 2003.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
RFS
	December 31, 2005	72	$11.6452	to	11.8252	$760	0.90%	1.65	% to	2.05%	1.27%	to	1.68%
	December 31, 2004	53	11,6301			573	0.14	1.65			15.18
	December 31, 2003	82	10,0973			791	0.13	1.30			26.80			(y)
	December 31, 2002 (b)	-	-		-	-	-	1.35	to	2.30	-		-
WFF
	December 31, 2005	149,831	16.3483	to	20.3261	2,617,973	2.01	1.35	to	2.50	13.53	to	14.86
	December 31, 2004	164,753	14.3637	to	17.7589	2,528,623	0.29	1.35	to	2.50	21.22	to	22.66	(y)
	December 31, 2003	117,587	11.8186	to	14.5303	1,487,783	0.02	1.05	to	2.15	32.38	to	39.33	(y)
	December 31, 2002 (a)	2,669	8.5737	to	8.6000	22,916	-	1.35	to	2.30	(14.26)	to	(14.00)
WIS
	December 31, 2005	33,339	18.2067	to	23.8586	667,823	1.02	1.35	to	2.05	19.04	to	19.89
	December 31, 2004	32,618	15.2942	to	19.9708	546,890	0.63	1.35	to	2.05	27.33	to	28.51	(y)
	December 31, 2003	24,499	11.9434	to	15.5958	315,747	0.22	1.25	to	1.90	45.52	to	46.86	(y)
	December 31, 2002 (a)	20,913	8.2074	to	10.6574	172,237	-	1.35	to	2.30	(17.93)	to	6.57
WTF
	December 31, 2005	169,347	14.8330	to	18.2542	2,639,363	-	1.35	to	2.10	8.18	to	9.00
	December 31, 2004	186,241	13.7049	to	16.7467	2,675,483	-	1.35	to	2.10	16.79	to	17.69	(y)
	December 31, 2003	133,952	11.7282	to	14.2294	1,624,862	-	1.05	to	1.80	27.72	to	28.96	(y)
	December 31, 2002 (a)	15,349	9.1591	to	9.1876	140,900	-	1.35	to	2.30	(8.41)	to	(8.12)
USC
	December 31, 2005	437,073	13.6738	to	19.6710	6,731,757	-	1.35	to	2.50	8.48	to	9.76
	December 31, 2004	474,677	12.5727	to	17.9225	6,716,852	-	1.35	to	2.50	15.37	to	16.73	(y)
	December 31, 2003	323,395	10.8700	to	15.3536	3,926,963	-	1.05	to	2.15	29.07	to	41.29	(y)
	December 31, 2002 (a)	56,320	7.7641	to	10.8667	439,177	-	1.35	to	2.30	(22.36)	to	8.67
LA1
	December 31, 2005	213,546	13.1763	to	14.0894	2,950,936	0.96	1.35	to	2.50	0.67	to	1.86
	December 31, 2004	222,044	13.0883	to	13.8326	3,030,711	1.00	1.35	to	2.50	9.83	to	11.13	(y)
	December 31, 2003 (e)	123,698	11.9169	to	12.4475	1,527,613	2.18	1.05	to	2.15	19.17	to	24.47
LA2
	December 31, 2005	124,018	16.1282	to	16.4597	2,014,911	0.44	1.35	to	2.10	5.96	to	6.76
	December 31, 2004	129,781	15.2216	to	15.4168	1,984,328	0.36	1.35	to	2.10	21.43	to	22.36	(y)
	December 31, 2003 (e)	58,062	12.5351	to	12.5992	729,018	1.92	1.05	to	1.80	25.18	to	25.99
TEG
	December 31, 2005	20,979	10.3315	to	16.0431	277,125	-	1.35	to	2.05	6.70	to	7.46
	December 31, 2004	22,940	9.6830	to	14.9297	282,517	-	1.35	to	2.05	10.40	to	11.19	(y)
	December 31, 2003	12,449	8.7707	to	13.4268	125,504	-	1.05	to	1.70	27.27	to	28.18	(y)
	December 31, 2002 (a)	6,962	6.902			48,050	-	1.35	to	2.30	(30.98)
TMI
	December 31, 2005	91,848	9.4962	to	13.7088	968,614	0.14	1.35	to	2.25	1.89	to	2.82
	December 31, 2004	94,027	9.3203	to	13.3323	965,484	-	1.35	to	2.25	6.53	to	7.51	(y)
	December 31, 2003	75,961	8.7493	to	12.4010	720,097	-	1.05	to	1.90	19.85	to	20.95	(y)
	December 31, 2002 (a)	6,027	7.3117	to	7.3345	44,120	-	1.35	to	2.30	(26.88)	to	(26.65)
TND
	December 31, 2005	13,859	9.6112	to	14.7220	179,242	-	1.35	to	2.10	2.83	to	3.62
	December 31, 2004	15,219	9.2891	to	14.2081	188,369	-	1.35	to	2.25	3.81	to	4.77	(y)
	December 31, 2003	6,864	8.9479	to	13.5610	83,785	-	1.05	to	1.90	30.37	to	31.63	(y)
	December 31, 2002 (a)	1,639	6.8602	to	10.3023	11,297	-	1.35	to	2.30	(31.40)	to	3.02
STI
	December 31, 2005	17,642	10.5436	to	14.5279	199,065	0.32	1.35	to	2.05	4.84	to	5.58
	December 31, 2004	19,561	10.0573	to	13.7597	210,971	0.43	1.35	to	2.05	8.84	to	9.62	(y)
	December 31, 2003	16,476	9.2404	to	12.5521	160,720	0.17	1.05	to	1.70	19.34	to	20.19	(y)
	December 31, 2002 (a)	5,942	7.7550	to	7.7670	46,124	-	1.35	to	2.30	(22.45)	to	(22.33)
PRR
	December 31, 2005	109,448	10.7922	to	11.3438	1,224,479	2.78	1.35	to	2.30	(0.24)	to	0.72
	December 31, 2004	102,773	10.8186	to	11.2623	1,147,252	1.09	1.35	to	2.30	6.41	to	7.44	(y)
	December 31, 2003 (e)	30,567	10.4179	to	10.4820	319,371	0.68	1.05	to	1.90	4.18	to	4.61	(y)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(b) For the period May 1, 2002 (commencement of operations) through August 2, 2002.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
PTR
	December 31, 2005	818,463	$10.1715	to	10.5675	$8,497,519	3.39%	1.35	% to	2.50%	(0.10)%	to	1.07%
	December 31, 2004	848,561	10.1818	to	10.4553	8,771,226	1.91	1.35	to	2.50	2.26	to	3.47	(y)
	December 31, 2003 (e)	451,418	9.9565	to	10.1045	4,537,285	(0.20)	1.05	to	2.15	(0.43)	to	1.04
RX2
	December 31, 2005	1,782	9.9186			17,678	-	2.05			(0.95)
	December 31, 2004	1,783	10.0142			17,859	-	2.50			7.10
	December 31, 2003	1,784	9.3504			16,678	-	1.70			42.44	to	42.73
	December 31, 2002 (a)	1,304	6.5644			8,559	-	1.35	to	2.30	(34.36)
SBF
	December 31, 2005	577,230	11.3629	to	13.9618	6,895,337	2.40	1.35	to	2.50	3.75	to	4.97
	December 31, 2004	609,958	10.9243	to	13.3008	7,005,186	1.71	1.35	to	2.50	7.05	to	8.32	(y)
	December 31, 2003	343,250	10.1786	to	12.2795	3,703,553	0.98	1.05	to	2.15	12.19	to	18.67	(y)
	December 31, 2002 (a)	31,771	8.6562	to	10.3477	276,095	-	1.35	to	2.30	(13.44)	to	3.48
SGF
	December 31, 2005	64,395	8.5805	to	12.4185	630,388	0.33	1.35	to	2.05	2.36	to	3.09
	December 31, 2004	41,568	8.3357	to	12.0468	413,119	-	1.35	to	2.25	(4.36)	to	(3.47	)(y)
	December 31, 2003	20,483	8.7155	to	12.4804	205,950	0.11	1.05	to	1.90	22.24	to	23.36	(y)
	December 31, 2002 (a)	2,935	7.1300	to	7.1635	20,963	-	1.35	to	2.30	(28.70)	to	(28.37)
SMM
	December 31, 2005	749,942	9.6714	to	10.0130	7,359,916	2.79	1.35	to	2.50	0.25	to	1.43
	December 31, 2004	690,105	9.6225	to	9.8718	6,714,126	0.91	1.35	to	2.50	(1.65)	to	(0.49	)(y)
	December 31, 2003	522,944	9.7592	to	9.9204	5,147,821	0.62	1.05	to	2.15	(1.63)	to	(0.67	)(y)
	December 31, 2002 (a)	60,365	9.9159	to	9.9877	600,491	1.06	1.35	to	2.30	(0.84)	to	(0.12)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period.        See footnote ****

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.
		Total Return		Total Return
		lowest to highest		lowest to highest
		as previously reported		as previously reported
		for the period ended		for the period ended
		December 31, 2004		December 31, 2003

AN1	5.63	to	32.85%	10.17	to	25.78%
AN2	2.87	to	54.77	41.42	to	48.55
AN3	8.43	to	48.40	17.52	to	36.87
AN4	-		-	25.53
FLE	-		-	27.37	to	27.89
FLG	5.12			27.27	to	33.80
FGI	8.29	to	36.04	-		-
FMS	10.26	to	33.25	-		-
FTI	15.56	to	51.96	26.47	to	31.12
GCR	-		-	23.18	to	38.62
HYC	4.43	to	25.55	-		-

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		Total Return		Total Return
		lowest to highest		lowest to highest
		as previously reported		as previously reported
		for the period ended		for the period ended
		December 31, 2004		December 31, 2003

ACL	1.80	to	2.37%	-		-%
CGI	11.07	to	37.68	17.21	to	24.22
CSI	7.38	to	13.96	15.89	to	24.20
LFS	1.32	to	5.68	(1.52	) to	3.00
LIF	7.80	to	42.59	21.94	to	32.18
LSV	12.72	to	38.62	22.24	to	27.34
NTF	13.36	to	62.88	13.74	to	42.80
RHC	-		-	0.35	to	27.37
RFS	-		-	0.97
WFF	21.22	to	69.30	18.19	to	45.30
WIS	27.59	to	98.82	37.55	to	46.41
WTF	16.79	to	65.84	25.42	to	42.29
USC	15.37	to	76.61	29.07	to	53.10
LA1	9.83	to	36.92	-		-
LA2	21.43	to	53.13	-		-
TEG	10.40	to	47.84	(12.29	) to	34.27
TMI	6.53	to	32.67	(12.51	) to	24.01
TND	(6.58)	to	41.39	26.44	to	35.61
STI	8.84	to	36.43	(7.60)	to	25.52
PRR	6.46	to	12.24	4.18	to	4.82
PTR	2.26	to	4.20	-		-
SBF	7.05	to	31.07	12.19	to	22.45
SGF	(16.17)	to	12.44	17.43	to	24.80
SMM	(2.72)	to	(0.49)	(1.89	) to	(0.67)

Report of Independent Registered Public Accounting Firm

To the Participants in All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth & Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Fidelity VIP Dynamic Capital Appreciation Sub-Account, Fidelity VIP Equity Income Sub-Account, Fidelity VIP Growth Opportunities Sub-Account, Franklin T.T. Franklin Growth and Income Sub-Account, Franklin T.T. Mutual Shares Securities Sub-Account, Franklin T.T. Templeton Foreign Securities Sub-Account, Galaxy VIP Quality Columbia Real Estate Equity Sub-Account, Galaxy VIP Columbia High Yield Sub-Account, Liberty VIT Liberty Federal Securities VA Class Sub-Account, Liberty VIT Liberty Growth & Income Sub-Account, Liberty VIT Colonial Strategic Income Sub-Account, Liberty VIT Liberty Federal Securities Sub-Account, Liberty VIT Liberty S&P 500 Index Sub-Account, Liberty VIT Liberty Select Value Sub-Account, Liberty VIT Newport Tiger Sub-Account, Liberty VIT Rydex Health Care Sub-Account, Liberty VIT Rydex Financial Services Sub-Account, Liberty VIT Wanger International Select Sub-Account, Liberty VIT Wanger International Small Cap Sub-Account, Liberty VIT Wanger Select Sub-Account, Liberty VIT Wanger U.S. Small Cap Sub-Account, Lord Abbett Series Growth & Income Sub-Account, Lord Abbett Series Mid-Cap Value Sub-Account, MFS/Sun Life VIT Emerging Growth Sub-Account, MFS/Sun Life VIT Investors Growth Stock Sub-Account, MFS/Sun Life VIT New Discovery Sub-Account, MFS/Sun Life VIT Investors Trust Sub-Account, PIMCO VIT Real Return Bond Sub-Account, PIMCO VIT Total Return Bond Sub-Account, Rydex VT OTC Sub-Account, Stein Roe VIT Liberty Asset Allocation Sub-Account, Stein Roe VIT Growth Stock Sub-Account and Stein Roe VIT Liberty Money Market Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005

Assets:
Investment in	Shares	Cost	Value
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2 (AG2)	55,287	$738,172	$943,757
V.I. Core Equity Fund Series 2 (AG3)	17,227	323,738	401,916
V.I. Capital Appreciation Fund (AI1)	1,109,836	23,219,984	27,390,751
V.I. Growth Fund (AI2)	1,685,830	23,781,391	29,080,574
V.I. Growth and Income Fund (AI3)	1,286,428	28,435,616	30,166,741
V.I. International Equity Fund (AI4)	1,477,721	22,363,717	34,238,786
V.I. Value Fund (AI5)	225,297	4,168,223	5,028,619
V.I. Capital Appreciation Fund Series 2 (AI7)	40,458	789,026	988,379
V.I. International Growth Fund Series 2 (AI8)	39,260	559,762	902,989
V.I. Premier Equity Fund Series 2 (AI9)	9,134	179,046	202,584
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund (SGI)	5,465,954	120,587,372	166,547,610
The Alger American Fund
Growth Portfolio (AL1)	881,572	34,611,389	34,601,694
Income and Growth Portfolio (AL2)	2,065,081	22,383,381	21,229,029
Small Capitalization Portfolio (AL3)	303,309	5,211,519	7,182,363
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund (AN1)	467,800	9,702,649	12,415,411
Technology Fund (AN2)	134,566	1,816,474	2,103,260
Growth and Income Fund (AN3)	1,561,647	29,845,268	38,494,592
Worldwide Privatization Fund (AN4)	476,515	8,663,463	11,512,596
Quasar Fund (AN5)	257,964	2,832,039	3,118,785
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio (CS1)	94,290	1,018,022	1,585,964
International Equity Portfolio (CS2)	46,091	450,974	539,269
Global Post-Venture Capital Portfolio (CS3)	34,834	405,408	451,103
Small Company Growth Portfolio (CS4)	115,780	1,539,202	1,723,965
Fidelity Variable Insurance Products Funds
VIP Contrafund (FL1)	1,491,672	33,954,229	45,779,424
VIP Overseas Fund (FL2)	458,510	6,190,725	9,371,943
VIP Growth Fund (FL3)	1,963,980	55,062,494	65,380,910
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 (FTG)	488,193	5,793,596	6,741,945
Foreign Securities Fund Class 2 (FTI)	405,985	5,343,734	6,341,480
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund (GS2)	486,562	6,204,513	6,777,809
VIT CORE US Equity Fund (GS3)	1,131,451	12,596,961	14,855,949
VIT Growth and Income Fund (GS4)	557,673	5,718,562	6,675,350
VIT International Equity Fund (GS5)	697,126	6,698,830	8,400,364
VIT Capital Growth Fund (GS7)	283,518	2,620,751	3,027,975
INVESCO Variable Investment Funds, Inc.
Dynamics Fund (IV1)	141,401	1,564,837	2,088,498
Small Company Growth Fund (IV2)	234,301	3,033,342	3,798,024
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio (JP1)	635,873	9,091,800	8,647,876
International Opportunities Portfolio (JP2)	351,906	3,322,485	4,293,252
Small Company Portfolio (JP3)	374,653	5,179,350	5,964,483
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio (LA1)	6,867,257	157,007,929	179,647,452
Mid Cap Value (LA2)	5,121,673	84,505,013	108,016,076
International Portfolio (LA3)	514,761	4,162,757	5,368,952
MFS/Sun Life Series Trust
Capital Appreciation Series (CAS)	546,862	10,563,363	10,559,911
Emerging Growth Series (EGS)	1,249,739	18,587,215	21,345,542
Government Securities Series (GSS)	2,540,391	34,041,686	32,618,622
High Yield Series (HYS)	2,922,989	19,570,073	19,964,014
New Discovery S Class (M1A)	3,055,606	34,677,385	43,359,053

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Massachusetts Investors Growth Stock S Class (M1B)	993,459	$8,209,896	$9,646,490
High Yield S Class (MFC)	1,978,630	13,208,075	13,434,901
Capital Appreciation S Class (MFD)	78,681	1,355,660	1,507,529
Utilities S Class (MFE)	507,296	6,145,394	9,136,402
Emerging Growth S Class (MFF)	158,566	2,139,385	2,678,183
Total Return S Class (MFJ)	4,010,864	69,974,157	76,086,085
Government Securities S Class (MFK)	1,884,007	25,226,939	24,058,765
Massachusetts Investors Trust S Class (MFL)	218,557	5,501,249	6,547,956
Massachusetts Investors Growth Stock Series (MIS)	2,440,806	22,691,154	23,871,082
Massachusetts Investors Trust Series (MIT)	739,177	20,191,214	22,286,189
Money Market Series (MMS)	2,423,775	2,423,775	2,423,775
New Discovery Series (NWD)	2,490,995	25,965,006	35,745,782
Total Return Series (TRS)	2,525,573	43,097,647	48,238,437
Utilities Series (UTS)	1,852,973	23,271,889	33,575,865
OCC Accumulation Trust
Equity Portfolio (OP1)	129,273	4,408,114	4,961,510
Mid Cap Portfolio (OP2)	568,259	7,665,568	9,052,371
Small Cap Portfolio (OP3)	85,536	2,430,353	2,675,580
Managed Portfolio (OP4)	31,430	1,272,559	1,353,995
PIMCO Variable Insurance Trust
High Yield Portfolio (PHY)	10,023,840	79,252,834	82,095,247
Emerging Markets Bond Portfolio (PMB)	4,868,185	62,941,045	66,499,402
Real Return Portfolio (PRR)	1,606,713	20,176,000	20,389,187
Total Return Portfolio (PTR)	10,220,997	106,503,126	104,663,011
Rydex Variable Trust
Nova Fund (RX1)	135,210	919,173	1,157,400
OTC Fund (RX2)	87,297	1,112,124	1,270,177
Salomon Brothers Variable Series Funds, Inc.
Capital Fund (SB1)	40,026	574,135	694,460
Investors Fund (SB2)	40,079	507,183	582,749
Strategic Bond Fund (SB3)	284,325	3,001,367	2,931,393
Total Return Fund (SB4)	287,496	3,067,958	3,260,201
Sun Capital Advisers Trust
Sun Capital Money Market Fund (SC1)	85,623,259	85,623,259	85,623,259
Sun Capital Investment Grade Bond Fund (SC2)	4,686,865	45,834,892	45,556,329
Sun Capital Real Estate Fund (SC3)	3,956,520	56,606,735	74,382,581
SC Blue Chip Mid Cap Fund (SC5)	4,207,503	57,709,866	86,674,566
SC Davis Venture Value Fund (SC7)	4,428,897	39,110,502	51,198,055
SC Value Small Cap Fund (SCB)	5,957,576	71,607,826	82,154,979
Sun Capital All Cap Fund (SCM)	220,610	2,582,490	2,309,789
		$1,791,426,014	$2,088,599,323
Liability:
Payable to Sponsor			1,327,025
Net Assets			$2,089,926,348

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
Net Assets Applicable to Participants:	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS Consolidated Futurity Contracts:	Units	Value	Annuities	Total
AIM Variable Insurance Fund, Inc.
AG2	79,268	$927,657	$15,822	$943,479
AG3	33,532	401,916		401,916
AI1	3,329,705	27,368,639	13,818	27,382,457
AI2	4,786,871	29,005,409	65,189	29,070,598
AI3	3,571,932	30,095,309	67,033	30,162,342
AI4	3,163,208	34,138,697	90,091	34,228,788
AI5	619,108	5,028,619		5,028,619
AI7	80,171	969,351	18,700	988,051
AI8	55,782	902,989		902,989
AI9	16,726	202,584		202,584
Arnhold and S. Bleichroader Advisers, Inc.
SGI	6,745,856	166,413,114	136,882	166,549,996
The Alger American Fund
AL1	4,056,460	34,525,355	117,948	34,643,303
AL2	2,233,544	21,170,246	257,674	21,427,920
AL3	831,703	7,159,548	19,226	7,178,774
Alliance Variable Products Series Fund, Inc.
AN1	1,388,649	12,415,411		12,415,411
AN2	281,537	2,103,260		2,103,260
AN3	3,615,241	38,476,791	12,779	38,489,570
AN4	679,808	11,476,301	35,205	11,511,506
AN5	278,179	3,078,169	45,451	3,123,620
Credit Suisse Institutional Fund, Inc.
CS1	81,847	1,553,055	30,103	1,583,158
CS2	47,318	538,613	570	539,183
CS3	36,326	433,685	14,074	447,759
CS4	159,999	1,721,126	2,488	1,723,614
Fidelity Variable Insurance Products Funds
FL1	3,226,194	45,726,185	51,563	45,777,748
FL2	786,753	9,371,943		9,371,943
FL3	7,227,275	65,321,760	55,224	65,376,984
Franklin Templeton Variable Insurance Products Trust
FTG	400,641	6,728,971	12,857	6,741,828
FTI	369,103	6,341,480		6,341,480
Goldman Sachs Variable Insurance Trust
GS2	412,887	6,747,175	24,711	6,771,886
GS3	1,374,302	14,746,754	216,669	14,963,423
GS4	598,426	6,675,346		6,675,346
GS5	771,158	8,360,419	36,624	8,397,043
GS7	326,430	3,027,975		3,027,975
INVESCO Variable Investment Funds, Inc.
IV1	212,624	2,088,498		2,088,498
IV2	375,781	3,798,024		3,798,024
J.P. Morgan Series Trust II
JP1	940,914	8,582,549	147,960	8,730,509
JP2	400,367	4,276,911	13,934	4,290,845
JP3	458,734	5,962,869		5,962,869
Lord Abbett Series Fund, Inc.
LA1	13,621,201	179,500,788	139,180	179,639,968
LA2	7,264,902	107,923,659	97,445	108,021,104
LA3	389,684	5,316,523	52,196	5,368,719
MFS/Sun Life Series Trust
CAS	1,463,097	10,524,919	49,296	10,574,215
EGS	2,774,869	21,230,454	134,067	21,364,521
GSS	2,528,616	32,551,546	58,774	32,610,320

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS/Sun Life Series Trust - continued	Units	Value	Annuities	Total
HYS	1,596,264	$19,874,167	$80,065	$19,954,232
M1A	4,043,848	43,330,472	29,912	43,360,384
M1B	1,009,270	9,646,490		9,646,490
MFC	1,040,497	13,434,901		13,434,901
MFD	159,853	1,507,529		1,507,529
MFE	666,466	9,136,278	113	9,136,391
MFF	256,526	2,678,183		2,678,183
MFJ	6,231,478	75,970,995	106,054	76,077,049
MFK	2,166,389	24,056,641	2,018	24,058,659
MFL	604,951	6,534,481	13,093	6,547,574
MIS	3,336,892	23,791,448	77,746	23,869,194
MIT	2,375,230	22,171,579	90,596	22,262,175
MMS	213,236	2,423,775		2,423,775
NWD	3,540,321	35,731,344	13,626	35,744,970
TRS	3,564,758	48,183,284	46,431	48,229,715
UTS	2,469,647	33,444,025	817,181	34,261,206
OCC Accumulation Trust
OP1	408,070	4,953,599	48,807	5,002,406
OP2	344,254	8,975,459	68,151	9,043,610
OP3	147,235	2,637,279	33,718	2,670,997
OP4	110,184	1,353,995		1,353,995
PIMCO Variable Insurance Trust
PHY	5,685,755	82,052,393	43,964	82,096,357
PMB	3,718,255	66,414,252	84,446	66,498,698
PRR	1,742,533	20,388,201	849	20,389,050
PTR	9,510,770	104,626,334	37,735	104,664,069
Rydex Variable Trust
RX1	133,984	1,157,400		1,157,400
RX2	151,690	1,270,177		1,270,177
Salomon Brothers Variable Series Funds, Inc.
SB1	40,865	694,460		694,460
SB2	42,537	582,749		582,749
SB3	196,147	2,896,001	31,432	2,927,433
SB4	269,408	3,245,658	13,239	3,258,897
Sun Capital Advisers Trust
SC1	8,209,391	85,416,446	569,224	85,985,670
SC2	3,463,625	45,417,313	114,584	45,531,897
SC3	3,158,457	74,315,929	64,577	74,380,506
SC5	5,293,361	86,504,191	149,894	86,654,085
SC7	4,560,454	51,042,100	125,424	51,167,524
SCB	5,183,910	82,024,147	125,862	82,150,009
SCM	162,783	2,284,187	25,600	2,309,787
Net Assets		$2,085,078,454	$4,847,894	$2,089,926,348

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005
	AG2 Sub-Account	AG3 Sub-Account	AI1 Sub-Account	AI2 Sub-Account

Income and Expenses:
Dividend income	$-	$5,014	$16,919	$-
Mortality and expense risk charges	(15,468)	(6,825)	(363,786)	(393,054)
Distribution and administrative expense charges	(1,856)	(819)	(43,654)	(47,166)
Net investment income (loss)	$(17,324)	$(2,630)	$(390,521)	$(440,220)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$19,195	$21,623	$(1,172,331)	$(298,549)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$19,195	$21,623	$(1,172,331)	$(298,549)

Net unrealized appreciation (depreciation) on investments:
End of year	$205,585	$78,178	$4,170,767	$5,299,183
Beginning of year	160,866	84,073	813,752	2,988,093
Change in unrealized appreciation (depreciation)	$44,719	$(5,895)	$3,357,015	$2,311,090

Realized and unrealized gains (losses)	$63,914	$15,728	$2,184,684	$2,012,541
Increase (Decrease) in net assets from operations	$46,590	$13,098	$1,794,163	$1,572,321

	AI3 Sub-Account	AI4 Sub-Account	AI5 Sub-Account	AI7 Sub-Account

Income and Expenses:
Dividend income	$453,355	$214,940	$41,976	$-
Mortality and expense risk charges	(414,848)	(421,562)	(68,488)	(15,040)
Distribution and administrative expense charges	(49,782)	(50,587)	(8,219)	(1,805)
Net investment income (loss)	$(11,275)	$(257,209)	$(34,731)	$(16,845)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,528,253)	$1,899,878	$43,198	$18,439
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(1,528,253)	$1,899,878	$43,198	$18,439

Net unrealized appreciation (depreciation) on investments:
End of year	$1,731,125	$11,875,069	$860,396	$199,353
Beginning of year	(905,731)	8,505,510	672,259	138,607
Change in unrealized appreciation (depreciation)	$2,636,856	$3,369,559	$188,137	$60,746

Realized and unrealized gains (losses)	$1,108,603	$5,269,437	$231,335	$79,185
Increase (Decrease) in net assets from operations	$1,097,328	$5,012,228	$196,604	$62,340

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	AI8 Sub-Account	AI9 Sub-Account	SGI Sub-Account	AL1 Sub-Account

Income and Expenses:
Dividend income	$5,160	$1,234	$3,458,284	$83,726
Mortality and expense risk charges	(13,213)	(3,029)	(2,151,094)	(466,345)
Distribution and administrative expense charges	(1,586)	(364)	(258,131)	(55,961)
Net investment income (loss)	$(9,639)	$(2,159)	$1,049,059	$(438,580)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$45,392	$1,817	$16,020,222	$(3,788,943)
Realized gain distributions	-	-	10,844,618	-
Net realized gains (losses)	$45,392	$1,817	$26,864,840	$(3,788,943)

Net unrealized appreciation (depreciation) on investments:
End of year	$343,227	$23,538	$45,960,238	$(9,695)
Beginning of year	252,115	16,455	46,108,200	(7,487,771)
Change in unrealized appreciation (depreciation)	$91,112	$7,083	$(147,962)	$7,478,076

Realized and unrealized gains (losses)	$136,504	$8,900	$26,716,878	$3,689,133
Increase (Decrease) in net assets from operations	$126,865	$6,741	$27,765,937	$3,250,553

	AL2 Sub-Account	AL3 Sub-Account	AN1 Sub-Account	AN2 Sub-Account

Income and Expenses:
Dividend income	$256,809	$-	$-	$-
Mortality and expense risk charges	(304,954)	(93,325)	(146,610)	(26,067)
Distribution and administrative expense charges	(36,595)	(11,199)	(17,593)	(3,128)
Net investment income (loss)	$(84,740)	$(104,524)	$(164,203)	$(29,195)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,634,739)	$71,305	$284,147	$24,731
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(1,634,739)	$71,305	$284,147	$24,731

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,154,352)	$1,970,844	$2,712,762	$286,786
Beginning of year	(3,221,263)	923,417	1,463,073	245,366
Change in unrealized appreciation (depreciation)	$2,066,911	$1,047,427	$1,249,689	$41,420

Realized and unrealized gains (losses)	$432,172	$1,118,732	$1,533,836	$66,151
Increase (Decrease) in net assets from operations	$347,432	$1,014,208	$1,369,633	$36,956

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	AN3 Sub-Account	AN4 Sub-Account	AN5 Sub-Account	CS1 Sub-Account

Income and Expenses:
Dividend income	$555,278	$28,542	$-	$9,437
Mortality and expense risk charges	(563,126)	(121,843)	(29,190)	(15,606)
Distribution and administrative expense charges	(67,575)	(14,621)	(3,503)	(1,873)
Net investment income (loss)	$(75,423)	$(107,922)	$(32,693)	$(8,042)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2,802,707	$798,065	$231,019	$69,445
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$2,802,707	$798,065	$231,019	$69,445

Net unrealized appreciation (depreciation) on investments:
End of year	$8,649,324	$2,849,133	$286,746	$567,942
Beginning of year	10,202,190	1,870,299	440,740	315,211
Change in unrealized appreciation (depreciation)	$(1,552,866)	$978,834	$(153,994)	$252,731

Realized and unrealized gains (losses)	$1,249,841	$1,776,899	$77,025	$322,176
Increase (Decrease) in net assets from operations	$1,174,418	$1,668,977	$44,332	$314,134

	CS2 Sub-Account	CS3 Sub-Account	CS4 Sub-Account	FL1 Sub-Account

Income and Expenses:
Dividend income	$4,318	$-	$-	$48,030
Mortality and expense risk charges	(6,386)	(5,151)	(23,715)	(556,292)
Distribution and administrative expense charges	(766)	(618)	(2,846)	(66,755)
Net investment income (loss)	$(2,834)	$(5,769)	$(26,561)	$(575,017)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(39,899)	$(74,226)	$77,368	$2,072,665
Realized gain distributions	-	-	-	6,861
Net realized gains (losses)	$(39,899)	$(74,226)	$77,368	$2,079,526

Net unrealized appreciation (depreciation) on investments:
End of year	$88,295	$45,695	$184,763	$11,825,195
Beginning of year	(30,703)	(88,814)	328,769	7,591,879
Change in unrealized appreciation (depreciation)	$118,998	$134,509	$(144,006)	$4,233,316

Realized and unrealized gains (losses)	$79,099	$60,283	$(66,638)	$6,312,842
Increase (Decrease) in net assets from operations	$76,265	$54,514	$(93,199)	$5,737,825

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	FL2 Sub-Account	FL3 Sub-Account	FTG Sub-Account	FTI Sub-Account

Income and Expenses:
Dividend income	$48,846	$182,453	$65,586	$64,234
Mortality and expense risk charges	(123,598)	(919,061)	(86,977)	(75,557)
Distribution and administrative expense charges	(14,832)	(110,287)	(10,437)	(9,067)
Net investment income (loss)	$(89,584)	$(846,895)	$(31,828)	$(20,390)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$883,750	$1,547,373	$198,638	$406,370
Realized gain distributions	48,846	-	-	-
Net realized gains (losses)	$932,596	$1,547,373	$198,638	$406,370

Net unrealized appreciation (depreciation) on investments:
End of year	$3,181,218	$10,318,416	$948,349	$997,746
Beginning of year	2,592,684	8,675,736	666,685	880,268
Change in unrealized appreciation (depreciation)	$588,534	$1,642,680	$281,664	$117,478

Realized and unrealized gains (losses)	$1,521,130	$3,190,053	$480,302	$523,848
Increase (Decrease) in net assets from operations	$1,431,546	$2,343,158	$448,474	$503,458

	GS2 Sub-Account	GS3 Sub-Account	GS4 Sub-Account	GS5 Sub-Account

Income and Expenses:
Dividend income	$16,113	$111,650	$110,543	$25,269
Mortality and expense risk charges	(81,390)	(194,983)	(88,927)	(106,731)
Distribution and administrative expense charges	(9,767)	(23,398)	(10,671)	(12,808)
Net investment income (loss)	$(75,044)	$(106,731)	$10,945	$(94,270)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$449,428	$196,408	$187,446	$8,249
Realized gain distributions	596,592	-	-	-
Net realized gains (losses)	$1,046,020	$196,408	$187,446	$8,249

Net unrealized appreciation (depreciation) on investments:
End of year	$573,296	$2,258,988	$956,788	$1,701,534
Beginning of year	1,281,666	1,687,740	997,656	722,112
Change in unrealized appreciation (depreciation)	$(708,370)	$571,248	$(40,868)	$979,422

Realized and unrealized gains (losses)	$337,650	$767,656	$146,578	$987,671
Increase (Decrease) in net assets from operations	$262,606	$660,925	$157,523	$893,401

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	GS7 Sub-Account	IV1 Sub-Account	IV2 Sub-Account	JP1 Sub-Account
Income and Expenses:
Dividend income	$4,585	$-	$-	$122,758
Mortality and expense risk charges	(42,783)	(27,150)	(50,809)	(121,354)
Distribution and administrative expense charges	(5,134)	(3,258)	(6,097)	(14,562)
Net investment income (loss)	$(43,332)	$(30,408)	$(56,906)	$(13,158)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$195,692	$168,246	$168,053	$(463,620)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$195,692	$168,246	$168,053	$(463,620)

Net unrealized appreciation (depreciation) on investments:
End of year	$407,224	$523,661	$764,682	$(443,924)
Beginning of year	549,153	481,603	727,197	(877,737)
Change in unrealized appreciation (depreciation)	$(141,929)	$42,058	$37,485	$433,813

Realized and unrealized gains (losses)	$53,763	$210,304	$205,538	$(29,807)
Increase (Decrease) in net assets from operations	$10,431	$179,896	$148,632	$(42,965)

	JP2 Sub-Account	JP3 Sub-Account	LA1 Sub-Account	LA2 Sub-Account

Income and Expenses:
Dividend income	$41,130	$-	$1,726,872	$463,261
Mortality and expense risk charges	(57,900)	(82,018)	(2,465,071)	(1,458,118)
Distribution and administrative expense charges	(6,948)	(9,842)	(295,809)	(174,974)
Net investment income (loss)	$(23,718)	$(91,860)	$(1,034,008)	$(1,169,831)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$55,318	$203,257	$4,195,734	$4,376,654
Realized gain distributions	-	804,663	10,550,890	6,329,951
Net realized gains (losses)	$55,318	$1,007,920	$14,746,624	$10,706,605

Net unrealized appreciation (depreciation) on investments:
End of year	$970,767	$785,133	$22,639,523	$23,511,063
Beginning of year	625,147	1,595,760	33,679,917	26,283,694
Change in unrealized appreciation (depreciation)	$345,620	$(810,627)	$(11,040,394)	$(2,772,631)

Realized and unrealized gains (losses)	$400,938	$197,293	$3,706,230	$7,933,974
Increase (Decrease) in net assets from operations	$377,220	$105,433	$2,672,222	$6,764,143

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	LA3 Sub-Account	CAS Sub-Account	EGS Sub-Account	GSS Sub-Account
Income and Expenses:
Dividend income	$-	$65,742	$-	$1,752,158
Mortality and expense risk charges	(56,037)	(147,290)	(283,217)	(464,538)
Distribution and administrative expense charges	(6,725)	(17,675)	(33,986)	(55,745)
Net investment income (loss)	$(62,762)	$(99,223)	$(317,203)	$1,231,875

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$372,173	$(702,739)	$(687,471)	$(416,442)
Realized gain distributions	197,033	-	-	-
Net realized gains (losses)	$569,206	$(702,739)	$(687,471)	$(416,442)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,206,195	$(3,452)	$2,758,327	$(1,423,064)
Beginning of year	721,846	(645,617)	289,452	(921,032)
Change in unrealized appreciation (depreciation)	$484,349	$642,165	$2,468,875	$(502,032)

Realized and unrealized gains (losses)	$1,053,555	$(60,574)	$1,781,404	$(918,474)
Increase (Decrease) in net assets from operations	$990,793	$(159,797)	$1,464,201	$313,401

	HYS Sub-Account	M1A Sub-Account	M1B Sub-Account	MFC Sub-Account

Income and Expenses:
Dividend income	$1,978,378	$-	$28,403	$1,206,069
Mortality and expense risk charges	(284,554)	(633,436)	(134,726)	(192,991)
Distribution and administrative expense charges	(34,146)	(76,012)	(16,167)	(23,159)
Net investment income (loss)	$1,659,678	$(709,448)	$(122,490)	$989,919

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$432,165	$2,155,270	$104,916	$3,467
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$432,165	$2,155,270	$104,916	$3,467

Net unrealized appreciation (depreciation) on investments:
End of year	$393,941	$8,681,668	$1,436,594	$226,826
Beginning of year	2,386,109	8,787,677	1,187,531	1,236,243
Change in unrealized appreciation (depreciation)	$(1,992,168)	$(106,009)	$249,063	$(1,009,417)

Realized and unrealized gains (losses)	$(1,560,003)	$2,049,261	$353,979	$(1,005,950)
Increase (Decrease) in net assets from operations	$99,675	$1,339,813	$231,489	$(16,031)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MFD Sub-Account	MFE Sub-Account	MFF Sub-Account	MFJ Sub-Account
Income and Expenses:
Dividend income	$7,193	$73,285	$-	$1,940,962
Mortality and expense risk charges	(25,965)	(116,831)	(33,674)	(1,207,305)
Distribution and administrative expense charges	(3,116)	(14,020)	(4,041)	(144,877)
Net investment income (loss)	$(21,888)	$(57,566)	$(37,715)	$588,780

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$70,563	$817,705	$105,555	$1,527,351
Realized gain distributions	-	-	-	1,992,364
Net realized gains (losses)	$70,563	$817,705	$105,555	$3,519,715

Net unrealized appreciation (depreciation) on investments:
End of year	$151,869	$2,991,008	$538,798	$6,111,928
Beginning of year	239,022	2,506,444	437,550	9,423,975
Change in unrealized appreciation (depreciation)	$(87,153)	$484,564	$101,248	$(3,312,047)

Realized and unrealized gains (losses)	$(16,590)	$1,302,269	$206,803	$207,668
Increase (Decrease) in net assets from operations	$(38,478)	$1,244,703	$169,088	$796,448

	MFK Sub-Account	MFL Sub-Account	MIS Sub-Account	MIT Sub-Account

Income and Expenses:
Dividend income	$1,167,951	$52,422	$136,170	$225,494
Mortality and expense risk charges	(354,553)	(83,402)	(336,727)	(302,835)
Distribution and administrative expense charges	(42,546)	(10,008)	(40,407)	(36,340)
Net investment income (loss)	$770,852	$(40,988)	$(240,964)	$(113,681)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(349,311)	$159,019	$(1,602,763)	$(694,909)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(349,311)	$159,019	$(1,602,763)	$(694,909)

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,168,174)	$1,046,707	$1,179,928	$2,094,975
Beginning of year	(866,618)	816,554	(1,265,038)	(27,058)
Change in unrealized appreciation (depreciation)	$(301,556)	$230,153	$2,444,966	$2,122,033

Realized and unrealized gains (losses)	$(650,867)	$389,172	$842,203	$1,427,124
Increase (Decrease) in net assets from operations	$119,985	$348,184	$601,239	$1,313,443

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	MMS Sub-Account	NWD Sub-Account	TRS Sub-Account	UTS Sub-Account
Income and Expenses:
Dividend income	$81,936	$-	$1,342,952	$327,636
Mortality and expense risk charges	(38,730)	(469,809)	(662,155)	(425,257)
Distribution and administrative expense charges	(4,648)	(56,377)	(79,459)	(51,031)
Net investment income (loss)	$38,558	$(526,186)	$601,338	$(148,652)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$1,719,976	$931,282	$367,254
Realized gain distributions	-	-	1,292,014	-
Net realized gains (losses)	$-	$1,719,976	$2,223,296	$367,254

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$9,780,776	$5,140,790	$10,303,976
Beginning of year	-	9,860,479	7,215,586	5,733,293
Change in unrealized appreciation (depreciation)	$-	$(79,703)	$(2,074,796)	$4,570,683

Realized and unrealized gains (losses)	$-	$1,640,273	$148,500	$4,937,937
Increase (Decrease) in net assets from operations	$38,558	$1,114,087	$749,838	$4,789,285

	OP1 Sub-Account	OP2 Sub-Account	OP3 Sub-Account	OP4 Sub-Account

Income and Expenses:
Dividend income	$21,920	$-	$-	$19,985
Mortality and expense risk charges	(63,729)	(115,554)	(34,343)	(19,144)
Distribution and administrative expense charges	(7,647)	(13,866)	(4,121)	(2,297)
Net investment income (loss)	$(49,456)	$(129,420)	$(38,464)	$(1,456)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$83,183	$133,285	$42,741	$20,523
Realized gain distributions	-	378,863	395,855	54,015
Net realized gains (losses)	$83,183	$512,148	$438,596	$74,538

Net unrealized appreciation (depreciation) on investments:
End of year	$553,396	$1,386,803	$245,227	$81,436
Beginning of year	321,984	561,689	709,864	103,471
Change in unrealized appreciation (depreciation)	$231,412	$825,114	$(464,637)	$(22,035)

Realized and unrealized gains (losses)	$314,595	$1,337,262	$(26,041)	$52,503
Increase (Decrease) in net assets from operations	$265,139	$1,207,842	$(64,505)	$51,047

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	PHY Sub-Account	PMB Sub-Account	PRR Sub-Account	PTR Sub-Account
Income and Expenses:
Dividend income	$5,210,816	$3,194,013	$567,067	$3,512,967
Mortality and expense risk charges	(1,134,394)	(904,747)	(276,121)	(1,479,505)
Distribution and administrative expense charges	(136,127)	(108,570)	(33,135)	(177,541)
Net investment income (loss)	$3,940,295	$2,180,696	$257,811	$1,855,921

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,628,658	$1,379,082	$188,572	$376,148
Realized gain distributions	-	1,199,535	221,924	1,664,307
Net realized gains (losses)	$1,628,658	$2,578,617	$410,496	$2,040,455

Net unrealized appreciation (depreciation) on investments:
End of year	$2,842,413	$3,558,357	$213,187	$(1,840,115)
Beginning of year	6,525,848	2,831,242	763,245	1,213,360
Change in unrealized appreciation (depreciation)	$(3,683,435)	$727,115	$(550,058)	$(3,053,475)

Realized and unrealized gains (losses)	$(2,054,777)	$3,305,732	$(139,562)	$(1,013,020)
Increase (Decrease) in net assets from operations	$1,885,518	$5,486,428	$118,249	$842,901

	RX1 Sub-Account	RX2 Sub-Account	SB1 Sub-Account	SB2 Sub-Account

Income and Expenses:
Dividend income	$3,224	$-	$5,936	$6,838
Mortality and expense risk charges	(14,841)	(26,390)	(8,816)	(7,167)
Distribution and administrative expense charges	(1,781)	(3,167)	(1,058)	(860)
Net investment income (loss)	$(13,398)	$(29,557)	$(3,938)	$(1,189)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$66,894	$198,450	$11,923	$6,999
Realized gain distributions	-	-	489	-
Net realized gains (losses)	$66,894	$198,450	$12,412	$6,999

Net unrealized appreciation (depreciation) on investments:
End of year	$238,227	$158,053	$120,325	$75,566
Beginning of year	262,118	434,394	109,679	52,835
Change in unrealized appreciation (depreciation)	$(23,891)	$(276,341)	$10,646	$22,731

Realized and unrealized gains (losses)	$43,003	$(77,891)	$23,058	$29,730
Increase (Decrease) in net assets from operations	$29,605	$(107,448)	$19,120	$28,541

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	SB3 Sub-Account	SB4 Sub-Account	SC1 Sub-Account	SC2 Sub-Account
Income and Expenses:
Dividend income	$140,783	$64,367	$2,497,727	$2,275,942
Mortality and expense risk charges	(36,972)	(43,697)	(1,267,202)	(647,848)
Distribution and administrative expense charges	(4,437)	(5,244)	(152,064)	(77,742)
Net investment income (loss)	$99,374	$15,426	$1,078,461	$1,550,352

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$51,881	$75,798	$-	$497,052
Realized gain distributions	82,464	22,417	-	465,504
Net realized gains (losses)	$134,345	$98,215	$-	$962,556

Net unrealized appreciation (depreciation) on investments:
End of year	$(69,974)	$192,243	$-	$(278,563)
Beginning of year	130,493	241,421	-	2,009,759
Change in unrealized appreciation (depreciation)	$(200,467)	$(49,178)	$-	$(2,288,322)

Realized and unrealized gains (losses)	$(66,122)	$49,037	$-	$(1,325,766)
Increase (Decrease) in net assets from operations	$33,252	$64,463	$1,078,461	$224,586

	SC3 Sub-Account	SC5 Sub-Account	SC7 Sub-Account	SCB Sub-Account

Income and Expenses:
Dividend income	$1,172,054	$74,539	$356,710	$-
Mortality and expense risk charges	(1,003,476)	(1,138,990)	(667,581)	(1,107,235)
Distribution and administrative expense charges	(120,417)	(136,679)	(80,110)	(132,868)
Net investment income (loss)	$48,161	$(1,201,130)	$(390,981)	$(1,240,103)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,183,248	$4,845,527	$2,131,415	$3,975,671
Realized gain distributions	6,305,928	2,085,878	-	10,808,524
Net realized gains (losses)	$11,489,176	$6,931,405	$2,131,415	$14,784,195

Net unrealized appreciation (depreciation) on investments:
End of year	$17,775,846	$28,964,700	$12,087,553	$10,547,153
Beginning of year	23,564,286	23,185,392	9,856,081	22,077,315
Change in unrealized appreciation (depreciation)	$(5,788,440)	$5,779,308	$2,231,472	$(11,530,162)

Realized and unrealized gains (losses)	$5,700,736	$12,710,713	$4,362,887	$3,254,033
Increase (Decrease) in net assets from operations	$5,748,897	$11,509,583	$3,971,906	$2,013,930

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

SCM Sub-Account
Income and Expenses:
Dividend income	$2,921
Mortality and expense risk charges	(38,545)
Distribution and administrative expense charges	(4,625)
Net investment income (loss)	$(40,249)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$94,662
Realized gain distributions	367,731
Net realized gains (losses)	$462,393

Net unrealized appreciation (depreciation) on investments:
End of year	$(272,701)
Beginning of year	284,933
Change in unrealized appreciation (depreciation)	$(557,634)

Realized and unrealized gains (losses)	$(95,241)
Increase (Decrease) in net assets from operations	$(135,490)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	AG2		AG3		AI1		AI2		AI3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(17,324)	$(13,898)	$(2,630)	$(3,993)	$(390,521)	$(450,360)	$(440,220)	$(499,512)	$(11,275)	$(191,213)
Net realized gains (losses)	19,195	18,720	21,623	9,203	(1,172,331)	(2,188,696)	(298,549)	(1,706,194)	(1,528,253)	(1,773,349)
Net unrealized gains (losses)	44,719	62,498	(5,895)	22,619	3,357,015	4,112,326	2,311,090	4,322,739	2,636,856	4,420,923
Increase (Decrease) in net assets from operations	$46,590	$67,320	$13,098	$27,829	$1,794,163	$1,473,270	$1,572,321	$2,117,033	$1,097,328	$2,456,361

Participant Transactions:
Accumulation Activity:
Purchase payments received	$2,573	$101,545	$25,806	$13,440	$295,335	$213,821	$325,709	$276,308	$373,138	$245,743
Net transfers between Sub-Accounts and Fixed Account	(18,378)	239,938	(74,789)	(8,190)	(2,694,558)	234,950	(3,097,369)	(2,055,966)	(2,883,398)	(2,338,242)
Withdrawals, surrenders, annuitizations and contract charges	(29,163)	(24,108)	(2,208)	(13,643)	(3,311,936)	(2,825,586)	(3,781,102)	(3,045,744)	(3,791,772)	(3,053,815)
Net accumulation activity	$(44,968)	$317,375	$(51,191)	$(8,393)	$(5,711,159)	$(2,376,815)	$(6,552,762)	$(4,825,402)	$(6,302,032)	$(5,146,314)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$37,004	$-	$-
Annuity payments and contract charges	(860)	(837)	-	-	(12,553)	(2,251)	(22,564)	(17,556)	(25,011)	(14,839)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(221)	(215)	-	-	(990)	(755)	(1,680)	(1,787)	(1,146)	(1,305)
Net annuitization activity	$(1,081)	$(1,052)	$-	$-	$(13,543)	$(3,006)	$(24,244)	$17,661	$(26,157)	$(16,144)
Increase (Decrease) in net assets from
Participant owner transactions	$(46,049)	$316,323	$(51,191)	$(8,393)	$(5,724,702)	$(2,379,821)	$(6,577,006)	$(4,807,741)	$(6,328,189)	$(5,162,458)

Increase (Decrease) in net assets	$541	$383,643	$(38,093)	$19,436	$(3,930,539)	$(906,551)	$(5,004,685)	$(2,690,708)	$(5,230,861)	$(2,706,097)

Net Assets:
Beginning of year	$942,938	$559,295	$440,009	$420,573	$31,312,996	$32,219,547	$34,075,283	$36,765,991	$35,393,203	$38,099,300
End of year	$943,479	$942,938	$401,916	$440,009	$27,382,457	$31,312,996	$29,070,598	$34,075,283	$30,162,342	$35,393,203

Unit Transactions:
Beginning of year	83,335	47,672	37,182	37,791	4,032,429	4,349,721	5,955,627	6,855,680	4,307,659	4,977,326
Purchased	262	8,206	1,981	1,122	38,267	30,672	60,375	48,853	39,955	31,424
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,889)	29,248	(5,445)	(647)	(311,001)	35,719	(566,030)	(412,755)	(345,895)	(311,766)
Withdrawn, Surrendered and Annuitized	(2,440)	(1,791)	(186)	(1,084)	(429,990)	(383,683)	(663,101)	(536,151)	(429,787)	(389,325)
End of year	79,268	83,335	33,532	37,182	3,329,705	4,032,429	4,786,871	5,955,627	3,571,932	4,307,659

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AI4		AI5		AI7		AI8		AI9
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(257,209)	$(245,087)	$(34,731)	$(60,490)	$(16,845)	$(14,003)	$(9,639)	$(8,350)	$(2,159)	$(2,272)
Net realized gains (losses)	1,899,878	510,223	43,198	(12,250)	18,439	54,524	45,392	38,448	1,817	3,436
Net unrealized gains (losses)	3,369,559	5,896,612	188,137	294,571	60,746	3,038	91,112	126,411	7,083	6,002
Increase (Decrease) in net assets from operations	$5,012,228	$6,161,748	$196,604	$221,831	$62,340	$43,559	$126,865	$156,509	$6,741	$7,166

Participant Transactions:
Accumulation Activity:
Purchase payments received	$261,764	$161,853	$9,341	$76,225	$8,651	$39,887	$788	$2,922	$3,450	$5,430
Net transfers between Sub-Accounts and Fixed Account	(319,487)	(497,942)	(314,663)	(403,410)	(20,011)	140,023	(97,642)	60,285	2,766	75,065
Withdrawals, surrenders, annuitizations and contract charges	(3,888,393)	(2,377,105)	(364,568)	(651,312)	(23,251)	(77,582)	(17,206)	(41,016)	(11,038)	(15,012)
Net accumulation activity	$(3,946,116)	$(2,713,194)	$(669,890)	$(978,497)	$(34,611)	$102,328	$(114,060)	$22,191	$(4,822)	$65,483

Annuitization Activity:
Annuitizations	$-	$21,950	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(27,271)	(12,871)	-	-	(1,003)	(980)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,256)	(2,331)	-	-	(262)	(252)	-	-	-	-
Net annuitization activity	$(29,527)	$6,748	$-	$-	$(1,265)	$(1,232)	$-	$-	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(3,975,643)	$(2,706,446)	$(669,890)	$(978,497)	$(35,876)	$101,096	$(114,060)	$22,191	$(4,822)	$65,483

Increase (Decrease) in net assets	$1,036,585	$3,455,302	$(473,286)	$(756,666)	$26,464	$144,655	$12,805	$178,700	$1,919	$72,649

Net Assets:
Beginning of year	$33,192,203	$29,736,901	$5,501,905	$6,258,571	$961,587	$816,932	$890,184	$711,484	$200,665	$128,016
End of year	$34,228,788	$33,192,203	$5,028,619	$5,501,905	$988,051	$961,587	$902,989	$890,184	$202,584	$200,665

Unit Transactions:
Beginning of year	3,574,144	3,910,999	705,233	836,085	83,459	72,162	63,338	60,796	17,199	11,352
Purchased	27,135	19,219	1,199	10,276	644	3,787	56	239	262	482
Transferred between Sub-Accounts and Fixed Accumulation Account	(47,746)	(78,047)	(40,656)	(53,237)	(2,370)	13,180	(6,506)	5,491	227	6,990
Withdrawn, Surrendered and Annuitized	(390,325)	(278,027)	(46,668)	(87,891)	(1,562)	(5,670)	(1,106)	(3,188)	(962)	(1,625)
End of year	3,163,208	3,574,144	619,108	705,233	80,171	83,459	55,782	63,338	16,726	17,199

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SGI		AL1		AL2		AL3		AN1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,049,059	$1,058,814	$(438,580)	$(659,441)	$(84,740)	$(261,655)	$(104,524)	$(112,216)	$(164,203)	$(169,771)
Net realized gains (losses)	26,864,840	10,633,779	(3,788,943)	(5,955,487)	(1,634,739)	(2,944,851)	71,305	(342,483)	284,147	(73,150)
Net unrealized gains (losses)	(147,962)	16,564,536	7,478,076	7,935,279	2,066,911	4,785,708	1,047,427	1,500,688	1,249,689	982,161
Increase (Decrease) in net assets from operations	$27,765,937	$28,257,129	$3,250,553	$1,320,351	$347,432	$1,579,202	$1,014,208	$1,045,989	$1,369,633	$739,240

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,430,260	$9,488,136	$192,674	$149,631	$87,777	$193,890	$34,390	$20,038	$72,077	$139,872
Net transfers between Sub-Accounts and Fixed Account	6,036,914	12,576,623	(6,525,769)	(6,154,127)	(2,329,145)	(4,966,421)	(645,380)	(942,584)	1,818	242,332
Withdrawals, surrenders, annuitizations and contract charges	(13,398,287)	(7,972,357)	(4,003,414)	(4,659,809)	(3,405,377)	(2,804,426)	(830,079)	(674,293)	(913,092)	(1,237,558)
Net accumulation activity	$(3,931,113)	$14,092,402	$(10,336,509)	$(10,664,305)	$(5,646,745)	$(7,576,957)	$(1,441,069)	$(1,596,839)	$(839,197)	$(855,354)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$6,962	$-	$-	$-	$-
Annuity payments and contract charges	(20,910)	(13,965)	(23,708)	(11,472)	(46,263)	(36,531)	(14,805)	(4,312)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	1,821	704	42,297	(1,098)	218,958	(3,001)	(889)	(761)	-	-
Net annuitization activity	$(19,089)	$(13,261)	$18,589	$(12,570)	$172,695	$(32,570)	$(15,694)	$(5,073)	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(3,950,202)	$14,079,141	$(10,317,920)	$(10,676,875)	$(5,474,050)	$(7,609,527)	$(1,456,763)	$(1,601,912)	$(839,197)	$(855,354)

Increase (Decrease) in net assets	$23,815,735	$42,336,270	$(7,067,367)	$(9,356,524)	$(5,126,618)	$(6,030,325)	$(442,555)	$(555,923)	$530,436	$(116,114)

Net Assets:
Beginning of year	$142,734,261	$100,397,991	$41,710,670	$51,067,194	$26,554,538	$32,584,863	$7,621,329	$8,177,252	$11,884,975	$12,001,089
End of year	$166,549,996	$142,734,261	$34,643,303	$41,710,670	$21,427,920	$26,554,538	$7,178,774	$7,621,329	$12,415,411	$11,884,975

Unit Transactions:
Beginning of year	6,913,520	6,087,549	5,448,196	6,967,886	2,847,367	3,733,810	1,007,491	1,243,757	1,506,718	1,617,322
Purchased	156,526	568,264	20,081	21,012	9,300	25,965	4,122	3,157	8,069	16,440
Transferred between Sub-Accounts and Fixed Accumulation Account	280,579	708,320	(918,772)	(892,099)	(255,118)	(589,666)	(76,591)	(140,722)	(13,306)	38,721
Withdrawn, Surrendered and Annuitized	(604,769)	(450,613)	(493,045)	(648,603)	(368,005)	(322,742)	(103,319)	(98,701)	(112,832)	(165,765)
End of year	6,745,856	6,913,520	4,056,460	5,448,196	2,233,544	2,847,367	831,703	1,007,491	1,388,649	1,506,718

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AN2		AN3		AN4		AN5		CS1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(29,195)	$(36,371)	$(75,423)	$(332,109)	$(107,922)	$(70,618)	$(32,693)	$(28,061)	$(8,042)	$(13,322)
Net realized gains (losses)	24,731	156,587	2,802,707	450,067	798,065	390,727	231,019	106,554	69,445	(34,402)
Net unrealized gains (losses)	41,420	(104,598)	(1,552,866)	3,980,470	978,834	810,237	(153,994)	212,580	252,731	292,637
Increase (Decrease) in net assets from operations	$36,956	$15,618	$1,174,418	$4,098,428	$1,668,977	$1,130,346	$44,332	$291,073	$314,134	$244,913

Participant Transactions:
Accumulation Activity:
Purchase payments received	$23,960	$84,289	$277,663	$655,705	$74,444	$97,207	$21,914	$11,498	$370	$1,045
Net transfers between Sub-Accounts and Fixed Account	45,011	(685,741)	(963,228)	610,724	3,724,408	1,702,760	452,687	1,508,304	130,671	181,549
Withdrawals, surrenders, annuitizations and contract charges	(102,721)	(131,875)	(8,249,609)	(5,171,691)	(567,950)	(416,949)	(237,577)	(80,552)	(113,808)	(211,810)
Net accumulation activity	$(33,750)	$(733,327)	$(8,935,174)	$(3,905,262)	$3,230,902	$1,383,018	$237,024	$1,439,250	$17,233	$(29,216)

Annuitization Activity:
Annuitizations	$-	$-	$-	$(6,863)	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(989)	(668)	(6,774)	(4,490)	(1,671)	(687)	(3,807)	(2,816)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(314)	4,287	(680)	(255)	(397)	5,232	(872)	(622)
Net annuitization activity	$-	$-	$(1,303)	$(3,244)	$(7,454)	$(4,745)	$(2,068)	$4,545	$(4,679)	$(3,438)
Increase (Decrease) in net assets from
Participan owner transactions	$(33,750)	$(733,327)	$(8,936,477)	$(3,908,506)	$3,223,448	$1,378,273	$234,956	$1,443,795	$12,554	$(32,654)

Increase (Decrease) in net assets	$3,206	$(717,709)	$(7,762,059)	$189,922	$4,892,425	$2,508,619	$279,288	$1,734,868	$326,688	$212,259

Net Assets:
Beginning of year	$2,100,054	$2,817,763	$46,251,629	$46,061,707	$6,619,081	$4,110,462	$2,844,332	$1,109,464	$1,256,470	$1,044,211
End of year	$2,103,260	$2,100,054	$38,489,570	$46,251,629	$11,511,506	$6,619,081	$3,123,620	$2,844,332	$1,583,158	$1,256,470

Unit Transactions:
Beginning of year	281,520	396,141	4,469,640	4,877,794	465,307	351,603	264,939	116,800	80,296	82,222
Purchased	3,458	10,208	25,929	61,222	4,851	6,689	1,941	1,053		70
Transferred between Sub-Accounts and Fixed Accumulation Account	12,046	(104,903)	(84,976)	71,264	248,715	142,262	34,886	155,819	9,416	12,100
Withdrawn, Surrendered and Annuitized	(15,487)	(19,926)	(795,352)	(540,640)	(39,065)	(35,247)	(23,587)	(8,733)	(7,865)	(14,096)
End of year	281,537	281,520	3,615,241	4,469,640	679,808	465,307	278,179	264,939	81,847	80,296

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	CS2		CS3		CS4		FL1		FL2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(2,834)	$(2,111)	$(5,769)	$(6,415)	$(26,561)	$(27,313)	$(575,017)	$(403,363)	$(89,584)	$(38,610)
Net realized gains (losses)	(39,899)	(71,860)	(74,226)	(52,055)	77,368	111,195	2,079,526	930,705	932,596	625,993
Net unrealized gains (losses)	118,998	139,586	134,509	125,987	(144,006)	61,356	4,233,316	3,503,984	588,534	409,493
Increase (Decrease) in net assets from operations	$76,265	$65,615	$54,514	$67,517	$(93,199)	$145,238	$5,737,825	$4,031,326	$1,431,546	$996,876

Participant Transactions:
Accumulation Activity:
Purchase payments received	$204	$-	$750	$3,875	$4,521	$3,225	$412,829	$1,150,455	$43,047	$206,978
Net transfers between Sub-Accounts and Fixed Account	(18,655)	(57,543)	9,288	69,394	61,037	948,163	7,421,916	8,195,023	(721,404)	346,185
Withdrawals, surrenders, annuitizations and contract charges	(44,892)	(53,164)	(107,651)	(28,632)	(395,293)	(251,516)	(3,450,744)	(2,108,146)	(861,127)	(913,498)
Net accumulation activity	$(63,343)	$(110,707)	$(97,613)	$44,637	$(329,735)	$699,872	$4,384,001	$7,237,332	$(1,539,484)	$(360,335)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(130)	(116)	(1,123)	(989)	(221)	(220)	(2,672)	(1,714)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(20)	(17)	(616)	(561)	(28)	(69)	(613)	(300)	-	-
Net annuitization activity	$(150)	$(133)	$(1,739)	$(1,550)	$(249)	$(289)	$(3,285)	$(2,014)	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(63,493)	$(110,840)	$(99,352)	$43,087	$(329,984)	$699,583	$4,380,716	$7,235,318	$(1,539,484)	$(360,335)

Increase (Decrease) in net assets	$12,772	$(45,225)	$(44,838)	$110,604	$(423,183)	$844,821	$10,118,541	$11,266,644	$(107,938)	$636,541

Net Assets:
Beginning of year	$526,411	$571,636	$492,597	$381,993	$2,146,797	$1,301,976	$35,659,207	$24,392,563	$9,479,881	$8,843,340
End of year	$539,183	$526,411	$447,759	$492,597	$1,723,614	$2,146,797	$45,777,748	$35,659,207	$9,371,943	$9,479,881

Unit Transactions:
Beginning of year	53,306	65,412	45,514	41,071	191,347	117,857	2,876,581	2,230,010	931,307	975,952
Purchased			84	478	474	326	31,399	95,329	4,372	16,167
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,647)	(6,221)	742	7,102	6,116	89,862	583,198	734,013	(67,804)	29,345
Withdrawn, Surrendered and Annuitized	(4,341)	(5,885)	(10,014)	(3,137)	(37,938)	(16,698)	(264,984)	(182,771)	(81,122)	(90,157)
End of year	47,318	53,306	36,326	45,514	159,999	191,347	3,226,194	2,876,581	786,753	931,307

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FL3		FTG		FTI		GS2		GS3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(846,895)	$(935,306)	$(31,828)	$(20,612)	$(20,390)	$(19,088)	$(75,044)	$(81,013)	$(106,731)	$(49,389)
Net realized gains (losses)	1,547,373	357,705	198,638	95,121	406,370	224,975	1,046,020	957,468	196,408	(159,075)
Net unrealized gains (losses)	1,642,680	1,388,147	281,664	461,601	117,478	448,462	(708,370)	68,530	571,248	2,148,050
Increase (Decrease) in net assets from operations	$2,343,158	$810,546	$448,474	$536,110	$503,458	$654,349	$262,606	$944,985	$660,925	$1,939,586

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,349,983	$4,315,648	$61,802	$104,907	$106,570	$243,593	$88,388	$22,966	$274,662	$211,200
Net transfers between Sub-Accounts and Fixed Account	(825,751)	11,305,872	1,955,804	2,886,944	1,706,323	1,355,538	655,153	(1,135,119)	(560,618)	505,845
Withdrawals, surrenders, annuitizations and contract charges	(5,736,002)	(6,831,347)	(549,664)	(80,073)	(808,635)	(260,472)	(896,329)	(678,978)	(1,992,983)	(1,458,874)
Net accumulation activity	$(5,211,770)	$8,790,173	$1,467,942	$2,911,778	$1,004,258	$1,338,659	$(152,788)	$(1,791,131)	$(2,278,939)	$(741,829)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$27,188
Annuity payments and contract charges	(5,616)	(5,610)	(1,075)	(117)	-	-	(1,274)	(1,177)	(28,487)	(25,652)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	142	(3,813)	(227)	111	-	-	(612)	(1,009)	118,370	(6,256)
Net annuitization activity	$(5,474)	$(9,423)	$(1,302)	$(6)	$-	$-	$(1,886)	$(2,186)	$89,883	$(4,720)
Increase (Decrease) in net assets from contract
owner transactions	$(5,217,244)	$8,780,750	$1,466,640	$2,911,772	$1,004,258	$1,338,659	$(154,674)	$(1,793,317)	$(2,189,056)	$(746,549)

Increase (Decrease) in net assets	$(2,874,086)	$9,591,296	$1,915,114	$3,447,882	$1,507,716	$1,993,008	$107,932	$(848,332)	$(1,528,131)	$1,193,037

Net Assets:
Beginning of year	$68,251,070	$58,659,774	$4,826,714	$1,378,832	$4,833,764	$2,840,756	$6,663,954	$7,512,286	$16,491,554	$15,298,517
End of year	$65,376,984	$68,251,070	$6,741,828	$4,826,714	$6,341,480	$4,833,764	$6,771,886	$6,663,954	$14,963,423	$16,491,554

Unit Transactions:
Beginning of year	7,870,040	6,986,042	307,055	100,517	305,720	209,950	421,700	537,797	1,604,359	1,694,905
Purchased	149,615	375,431	3,875	7,478	6,680	17,325	5,698	1,852	31,492	21,530
Transferred between Sub-Accounts and Fixed Accumulation Account	(107,063)	1,391,299	123,503	204,655	105,820	96,787	41,445	(70,256)	(63,786)	45,890
Withdrawn, Surrendered and Annuitized	(685,317)	(882,732)	(33,792)	(5,595)	(49,117)	(18,342)	(55,956)	(47,693)	(197,763)	(157,966)
End of year	7,227,275	7,870,040	400,641	307,055	369,103	305,720	412,887	421,700	1,374,302	1,604,359

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GS4		GS5		GS7		IV1		IV2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Yea Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$10,945	$9,493	$(94,270)	$(16,789)	$(43,332)	$(23,670)	$(30,408)	$(26,979)	$(56,906)	$(50,286)
Net realized gains (losses)	187,446	2,841	8,249	(449,393)	195,692	27,037	168,246	175,707	168,053	61,232
Net unrealized gains (losses)	(40,868)	1,000,672	979,422	1,401,435	(141,929)	284,761	42,058	93,378	37,485	432,182
Increase (Decrease) in net assets from operations	$157,523	$1,013,006	$893,401	$935,253	$10,431	$288,128	$179,896	$242,106	$148,632	$443,128

Participant Transactions:
Accumulation Activity:
Purchase payments received	$21,939	$29,198	$67,007	$9,557	$16,402	$32,310	$8,524	$38,865	$17,022	$127,182
Net transfers between Sub-Accounts and Fixed Account	610,238	576,100	(1,320,023)	964,242	(442,436)	899,639	(45,837)	(80,997)	117,647	246,651
Withdrawals, surrenders, annuitizations and contract charges	(1,166,095)	(561,673)	(854,248)	(641,356)	(690,867)	(185,371)	(142,030)	(161,652)	(261,566)	(182,982)
Net accumulation activity	$(533,918)	$43,625	$(2,107,264)	$332,443	$(1,116,901)	$746,578	$(179,343)	$(203,784)	$(126,897)	$190,851

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,760)	(2,509)	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(1)	-	(796)	(702)	-		-	-	-	-
Net annuitization activity	$(1)	$-	$(3,556)	$(3,211)	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(533,919)	$43,625	$(2,110,820)	$329,232	$(1,116,901)	$746,578	$(179,343)	$(203,784)	$(126,897)	$190,851

Increase (Decrease) in net assets	$(376,396)	$1,056,631	$(1,217,419)	$1,264,485	$(1,106,470)	$1,034,706	$553	$38,322	$21,735	$633,979

Net Assets:
Beginning of year	$7,051,742	$5,995,111	$9,614,462	$8,349,977	$4,134,445	$3,099,739	$2,087,945	$2,049,623	$3,776,289	$3,142,310
End of year	$6,675,346	$7,051,742	$8,397,043	$9,614,462	$3,027,975	$4,134,445	$2,088,498	$2,087,945	$3,798,024	$3,776,289

Unit Transactions:
Beginning of year	643,199	642,298	993,729	965,025	444,078	351,482	236,847	265,834	390,021	367,540
Purchased	1,950	2,715	6,332	987	1,957	2,678	989	3,512	1,479	11,356
Transferred between Sub-Accounts and Fixed Accumulation Account	59,619	55,683	(145,435)	101,323	(39,865)	110,965	(8,696)	(11,567)	12,908	32,663
Withdrawn, Surrendered and Annuitized	(106,342)	(57,497)	(83,468)	(73,606)	(79,740)	(21,047)	(16,516)	(20,932)	(28,627)	(21,538)
End of year	598,426	643,199	771,158	993,729	326,430	444,078	212,624	236,847	375,781	390,021

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	JP1		JP2		JP3		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(13,158)	$(73,188)	$(23,718)	$(39,144)	$(91,860)	$(84,388)	$(1,034,008)	$(1,145,654)	$(1,169,831)	$(1,108,282)
Net realized gains (losses)	(463,620)	(386,078)	55,318	(157,281)	1,007,920	3,597	14,746,624	3,529,477	10,706,605	4,071,580
Net unrealized gains (losses)	433,813	1,243,005	345,620	915,899	(810,627)	1,406,865	(11,040,394)	16,266,934	(2,772,631)	15,676,675
Increase (Decrease) in net assets from operations	$(42,965)	$783,739	$377,220	$719,474	$105,433	$1,326,074	$2,672,222	$18,650,757	$6,764,143	$18,639,973

Participant Transactions:
Accumulation Activity:
Purchase payments received	$116,089	$22,912	$27,568	$4,170	$18,394	$51,682	$2,200,942	$6,733,293	$1,788,758	$4,963,186
Net transfers between Sub-Accounts and Fixed Account	(562,527)	(1,266,600)	(157,484)	(278,841)	8,576	213,025	3,741,624	11,446,257	5,352,429	8,548,724
Withdrawals, surrenders, annuitizations and contract charges	(1,572,361)	(868,616)	(847,991)	(415,022)	(795,472)	(442,779)	(17,591,187)	(14,123,562)	(10,081,227)	(6,463,542)
Net accumulation activity	$(2,018,799)	$(2,112,304)	$(977,907)	$(689,693)	$(768,502)	$(178,072)	$(11,648,621)	$4,055,988	$(2,940,040)	$7,048,368

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(16,569)	(16,034)	(1,931)	(2,530)	(299)	(654)	(54,317)	(32,370)	(17,796)	(15,600)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	87,573	(1,330)	(361)	(465)	(55)	(340)	(1,104)	(2,406)	48	5,816
Net annuitization activity	$71,004	$(17,364)	$(2,292)	$(2,995)	$(354)	$(994)	$(55,421)	$(34,776)	$(17,748)	$(9,784)
Increase (Decrease) in net assets from
Participan owner transactions	$(1,947,795)	$(2,129,668)	$(980,199)	$(692,688)	$(768,856)	$(179,066)	$(11,704,042)	$4,021,212	$(2,957,788)	$7,038,584

Increase (Decrease) in net assets	$(1,990,760)	$(1,345,929)	$(602,979)	$26,786	$(663,423)	$1,147,008	$(9,031,820)	$22,671,969	$3,806,355	$25,678,557

Net Assets:
Beginning of year	$10,721,269	$12,067,198	$4,893,824	$4,867,038	$6,626,292	$5,479,284	$188,671,788	$165,999,819	$104,214,749	$78,536,192
End of year	$8,730,509	$10,721,269	$4,290,845	$4,893,824	$5,962,869	$6,626,292	$179,639,968	$188,671,788	$108,021,104	$104,214,749

Unit Transactions:
Beginning of year	1,162,485	1,418,266	496,484	573,871	511,581	526,385	14,554,694	14,220,415	7,462,770	6,889,740
Purchased	12,544	2,591	2,658	465	1,296	5,389	168,708	542,680	125,223	394,458
Transferred between Sub-Accounts and Fixed Accumulation Account	(65,556)	(159,810)	(12,112)	(31,429)	8,451	13,127	278,528	953,042	385,935	707,709
Withdrawn, Surrendered and Annuitized	(168,559)	(98,562)	(86,663)	(46,423)	(62,594)	(33,320)	(1,380,729)	(1,161,443)	(709,026)	(529,137)
End of year	940,914	1,162,485	400,367	496,484	458,734	511,581	13,621,201	14,554,694	7,264,902	7,462,770

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	LA3		CAS		EGS		GSS		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(62,762)	$(37,219)	$(99,223)	$(185,213)	$(317,203)	$(367,117)	$1,231,875	$2,013,027	$1,659,678	$1,734,071
Net realized gains (losses)	569,206	174,990	(702,739)	(1,509,131)	(687,471)	(2,428,035)	(416,442)	(275,654)	432,165	153,249
Net unrealized gains (losses)	484,349	400,015	642,165	2,870,078	2,468,875	5,264,283	(502,032)	(696,342)	(1,992,168)	137,451
Increase (Decrease) in net assets from operations	$990,793	$537,786	$(159,797)	$1,175,734	$1,464,201	$2,469,131	$313,401	$1,041,031	$99,675	$2,024,771

Participant Transactions:
Accumulation Activity:
Purchase payments received	$17,326	$20,182	$62,795	$83,561	$121,580	$119,041	$371,357	$533,299	$124,110	$172,833
Net transfers between Sub-Accounts and Fixed Account	776,214	1,584,757	(1,763,803)	(12,354)	(1,918,708)	(2,046,582)	(2,028,305)	(7,996,435)	(3,262,638)	(2,326,068)
Withdrawals, surrenders, annuitizations and contract charges	(323,098)	(197,379)	(1,235,733)	(1,494,633)	(3,009,626)	(2,955,127)	(6,660,829)	(7,804,472)	(3,409,939)	(2,562,609)
Net accumulation activity	$470,442	$1,407,560	$(2,936,741)	$(1,423,426)	$(4,806,754)	$(4,882,668)	$(8,317,777)	$(15,267,608)	$(6,548,467)	$(4,715,844)

Annuitization Activity:
Annuitizations	$-	$-	$-	$13,492	$-	$22,510	$-	$-	$-	$7,457
Annuity payments and contract charges	(1,679)	-	(7,686)	(7,529)	(16,534)	(16,381)	(10,499)	(10,583)	(12,683)	(14,594)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(233)	-	18,612	(1,114)	30,142	(2,774)	(598)	(900)	(1,248)	(1,977)
Net annuitization activity	$(1,912)	$-	$10,926	$4,849	$13,608	$3,355	$(11,097)	$(11,483)	$(13,931)	$(9,114)
Increase (Decrease) in net assets from participant owner transactions	$468,530	$1,407,560	$(2,925,815)	$(1,418,577)	$(4,793,146)	$(4,879,313)	$(8,328,874)	$(15,279,091)	$(6,562,398)	$(4,724,958)

Increase (Decrease) in net assets	$1,459,323	$1,945,346	$(3,085,612)	$(242,843)	$(3,328,945)	$(2,410,182)	$(8,015,473)	$(14,238,060)	$(6,462,723)	$(2,700,187)

Net Assets:
Beginning of year	$3,909,396	$1,964,050	$13,659,827	$13,902,670	$24,693,466	$27,103,648	$40,625,793	$54,863,853	$26,416,955	$29,117,142
End of year	$5,368,719	$3,909,396	$10,574,215	$13,659,827	$21,364,521	$24,693,466	$32,610,320	$40,625,793	$19,954,232	$26,416,955

Unit Transactions:
Beginning of year	358,522	213,445	1,891,535	2,125,014	3,432,360	4,195,519	3,177,865	4,388,719	2,128,350	2,531,621
Purchased	1,444	1,602	7,059	13,218	15,888	19,908	28,463	42,269	9,733	15,031
Transferred between Sub-Accounts and Fixed
Accumulation Account	57,983	163,082	(259,778)	(19,011)	(277,382)	(343,444)	(158,510)	(638,388)	(268,412)	(199,691)
Withdrawn, Surrendered and Annuitized	(28,265)	(19,607)	(175,719)	(227,686)	(395,997)	(439,623)	(519,202)	(614,735)	(273,407)	(218,611)
End of year	389,684	358,522	1,463,097	1,891,535	2,774,869	3,432,360	2,528,616	3,177,865	1,596,264	2,128,350

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	M1A		M1B		MFC		MFD		MFE
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(709,448)	$(718,931)	$(122,490)	$(159,349)	$989,919	$950,532	$(21,888)	$(29,744)	$(57,566)	$18,844
Net realized gains (losses)	2,155,270	1,148,181	104,916	18,506	3,467	582,246	70,563	10,810	817,705	298,733
Net unrealized gains (losses)	(106,009)	1,974,239	249,063	891,136	(1,009,417)	(438,839)	(87,153)	179,683	484,564	1,454,808
Increase (Decrease) in net assets from operations	$1,339,813	$2,403,489	$231,489	$750,293	$(16,031)	$1,093,939	$(38,478)	$160,749	$1,244,703	$1,772,385

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,016,621	$3,967,475	$105,197	$216,204	$137,730	$183,868	$20,349	$178,441	$103,920	$122,429
Net transfers between Sub-Accounts and Fixed Account	(1,788,335)	3,135,627	(498,141)	(967,521)	(1,568,586)	(894,255)	(381,136)	316,887	912,328	416,884
Withdrawals, surrenders, annuitizations and contract charges	(3,829,655)	(3,871,856)	(856,397)	(650,032)	(1,257,520)	(974,264)	(234,917)	(219,789)	(1,208,373)	(740,907)
Net accumulation activity	$(4,601,369)	$3,231,246	$(1,249,341)	$(1,401,349)	$(2,688,376)	$(1,684,651)	$(595,704)	$275,539	$(192,125)	$(201,594)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(4,665)	(4,653)	-	-	-	-	-	-	(69)	(55)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	861	509	-	-	-	-	-	-	(4)	(4)
Net annuitization activity	$(3,804)	$(4,144)	$-	$-	$-	$-	$-	$-	$(73)	$(59)
Increase (Decrease) in net assets from participant owner transactions	$(4,605,173)	$3,227,102	$(1,249,341)	$(1,401,349)	$(2,688,376)	$(1,684,651)	$(595,704)	$275,539	$(192,198)	$(201,653)

Increase (Decrease) in net assets	$(3,265,360)	$5,630,591	$(1,017,852)	$(651,056)	$(2,704,407)	$(590,712)	$(634,182)	$436,288	$1,052,505	$1,570,732

Net Assets:
Beginning of year	$46,625,744	$40,995,153	$10,664,342	$11,315,398	$16,139,308	$16,730,020	$2,141,711	$1,705,423	$8,083,886	$6,513,154
End of year	$43,360,384	$46,625,744	$9,646,490	$10,664,342	$13,434,901	$16,139,308	$1,507,529	$2,141,711	$9,136,391	$8,083,886

Unit Transactions:
Beginning of year	4,509,615	4,285,431	1,147,235	1,302,763	1,255,887	1,401,637	228,056	203,868	683,728	711,851
Purchased	99,719	324,022	10,921	22,378	10,566	14,914	2,177	14,529	7,418	11,891
Transferred between Sub-Accounts and Fixed
Accumulation Account	(174,889)	334,508	(55,873)	(103,975)	(127,527)	(81,304)	(43,895)	35,125	68,002	33,674
Withdrawn, Surrendered and Annuitized	(390,597)	(434,346)	(93,013)	(73,931)	(98,429)	(79,360)	(26,485)	(25,466)	(92,682)	(73,688)
End of year	4,043,848	4,509,615	1,009,270	1,147,235	1,040,497	1,255,887	159,853	228,056	666,466	683,728

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFF		MFJ		MFK		MFL		MIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(37,715)	$(39,572)	$588,780	$511,958	$770,852	$1,211,197	$(40,988)	$(45,354)	$(240,964)	$(422,072)
Net realized gains (losses)	105,555	52,761	3,519,715	946,894	(349,311)	(371,695)	159,019	75,501	(1,602,763)	(3,259,913)
Net unrealized gains (losses)	101,248	261,141	(3,312,047)	5,152,635	(301,556)	(224,593)	230,153	525,094	2,444,966	5,731,349
Increase (Decrease) in net assets from operations	$169,088	$274,330	$796,448	$6,611,487	$119,985	$614,909	$348,184	$555,241	$601,239	$2,049,364

Participant Transactions:
Accumulation Activity:
Purchase payments received	$18,007	$132,334	$1,638,231	$15,979,343	$576,309	$1,104,518	$85,414	$309,493	$270,492	$141,584
Net transfers between Sub-Accounts and Fixed Account	(179,705)	90,511	(213,763)	3,660,923	(1,238,079)	(6,223,428)	57,787	(461,493)	(2,813,214)	(2,634,514)
Withdrawals, surrenders, annuitizations and contract charges	(180,390)	(499,469)	(6,309,419)	(8,706,239)	(3,197,219)	(4,372,353)	(488,694)	(618,167)	(3,525,438)	(2,712,243)
Net accumulation activity	$(342,088)	$(276,624)	$(4,884,951)	$10,934,027	$(3,858,989)	$(9,491,263)	$(345,493)	$(770,167)	$(6,068,160)	$(5,205,173)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$18,950	$-	$-
Annuity payments and contract charges	-	-	(28,477)	(27,368)	(847)	(857)	(4,198)	(4,048)	(8,313)	(8,674)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,884)	(2,606)	(36)	(47)	(219)	(163)	(997)	(1,061)
Net annuitization activity	$-	$-	$(30,361)	$(29,974)	$(883)	$(904)	$(4,417)	$14,739	$(9,310)	$(9,735)
Increase (Decrease) in net assets from participant owner transactions	$(342,088)	$(276,624)	$(4,915,312)	$10,904,053	$(3,859,872)	$(9,492,167)	$(349,910)	$(755,428)	$(6,077,470)	$(5,214,908)

Increase (Decrease) in net assets	$(173,000)	$(2,294)	$(4,118,864)	$17,515,540	$(3,739,887)	$(8,877,258)	$(1,726)	$(200,187)	$(5,476,231)	$(3,165,544)

Net Assets:
Beginning of year	$2,851,183	$2,853,477	$80,195,913	$62,680,373	$27,798,546	$36,675,804	$6,549,300	$6,749,487	$29,345,425	$32,510,969
End of year	$2,678,183	$2,851,183	$76,077,049	$80,195,913	$24,058,659	$27,798,546	$6,547,574	$6,549,300	$23,869,194	$29,345,425

Unit Transactions:
Beginning of year	296,488	334,738	6,635,879	5,722,681	2,514,641	3,381,658	641,452	716,658	4,227,994	5,040,025
Purchased	1,764	10,040	134,873	1,402,637	51,982	105,053	8,239	27,424	38,439	20,025
Transferred between Sub-Accounts and Fixed
Accumulation Account	(23,091)	4,342	(22,333)	312,983	(115,678)	(572,473)	3,135	(42,506)	(403,521)	(431,731)
Withdrawn, Surrendered and Annuitized	(18,635)	(52,632)	(516,941)	(802,422)	(284,556)	(399,597)	(47,875)	(60,124)	(526,020)	(400,325)
End of year	256,526	296,488	6,231,478	6,635,879	2,166,389	2,514,641	604,951	641,452	3,336,892	4,227,994

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MIT		MMS		NWD		TRS		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(113,681)	$(111,916)	$38,558	$(19,773)	$(526,186)	$(564,828)	$601,338	$558,013	$(148,652)	$150,290
Net realized gains (losses)	(694,909)	(1,506,754)	-	-	1,719,976	(395,977)	2,223,296	343,916	367,254	(1,837,513)
Net unrealized gains (losses)	2,122,033	4,078,396	-	-	(79,703)	3,236,155	(2,074,796)	4,073,923	4,570,683	9,082,133
Increase (Decrease) in net assets from operations	$1,313,443	$2,459,726	$38,558	$(19,773)	$1,114,087	$2,275,350	$749,838	$4,975,852	$4,789,285	$7,394,910

Participant Transactions:
Accumulation Activity:
Purchase payments received	$102,644	$360,869	$120,955	$236,327	$323,572	$353,006	$288,079	$587,570	$287,282	$358,591
Net transfers between Sub-Accounts and Fixed Account	(1,758,858)	(1,706,418)	(214,523)	1,376,033	(2,337,787)	1,738,247	1,606,954	22,228	1,395,944	(292,544)
Withdrawals, surrenders, annuitizations and contract charges	(3,188,439)	(2,668,011)	(1,096,844)	(1,389,106)	(4,075,010)	(3,208,108)	(8,011,683)	(5,591,650)	(4,998,179)	(3,467,879)
Net accumulation activity	$(4,844,653)	$(4,013,560)	$(1,190,412)	$223,254	$(6,089,225)	$(1,116,855)	$(6,116,650)	$(4,981,852)	$(3,314,953)	$(3,401,832)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$7,972
Annuity payments and contract charges	(17,696)	(16,028)	-	-	(4,104)	(3,431)	(31,907)	(11,568)	(91,802)	(59,380)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,839)	(4,688)	-	-	(2,291)	2,313	(1,300)	(1,842)	704,435	(6,696)
Net annuitization activity	$(20,535)	$(20,716)	$-	$-	$(6,395)	$(1,118)	$(33,207)	$(13,410)	$612,633	$(58,104)
Increase (Decrease) in net assets from participant owner transactions	$(4,865,188)	$(4,034,276)	$(1,190,412)	$223,254	$(6,095,620)	$(1,117,973)	$(6,149,857)	$(4,995,262)	$(2,702,320)	$(3,459,936)

Increase (Decrease) in net assets	$(3,551,745)	$(1,574,550)	$(1,151,854)	$203,481	$(4,981,533)	$1,157,377	$(5,400,019)	$(19,410)	$2,086,965	$3,934,974

Net Assets:
Beginning of year	$25,813,920	$27,388,470	$3,575,629	$3,372,148	$40,726,503	$39,569,126	$53,629,734	$53,649,144	$32,174,241	$28,239,267
End of year	$22,262,175	$25,813,920	$2,423,775	$3,575,629	$35,744,970	$40,726,503	$48,229,715	$53,629,734	$34,261,206	$32,174,241

Unit Transactions:
Beginning of year	2,926,859	3,429,237	318,670	298,820	4,180,165	4,304,375	4,027,577	4,431,211	2,734,745	3,072,250
Purchased	11,294	42,994	10,689	21,064	36,659	38,993	21,419	45,836	20,721	35,916
Transferred between Sub-Accounts and Fixed
Accumulation Account	(204,664)	(218,441)	(18,949)	118,956	(247,302)	178,579	120,852	1,674	110,107	(23,724)
Withdrawn, Surrendered and Annuitized	(358,259)	(326,931)	(97,174)	(120,170)	(429,201)	(341,782)	(605,090)	(451,144)	(395,926)	(349,697)
End of year	2,375,230	2,926,859	213,236	318,670	3,540,321	4,180,165	3,564,758	4,027,577	2,469,647	2,734,745

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OP1		OP2		OP3		OP4		PHY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(49,456)	$(21,109)	$(129,420)	$(123,090)	$(38,464)	$(44,176)	$(1,456)	$2,316	$3,940,295	$3,658,840
Net realized gains (losses)	83,183	16,652	512,148	1,702,924	438,596	121,566	74,538	18,540	1,628,658	1,473,132
Net unrealized gains (losses)	231,412	534,360	825,114	(117,899)	(464,637)	407,327	(22,035)	125,242	(3,683,435)	450,050
Increase (Decrease) in net assets from operations	$265,139	$529,903	$1,207,842	$1,461,935	$(64,505)	$484,717	$51,047	$146,098	$1,885,518	$5,582,022

Participant Transactions:
Accumulation Activity:
Purchase payments received	$21,331	$37,207	$34,061	$19,030	$16,375	$13,945	$1,039	$27,779	$1,783,483	$6,311,949
Net transfers between Sub-Accounts and Fixed Account	(197,603)	(393,084)	(610,089)	(473,423)	(171,690)	(638,471)	(80,489)	(129,501)	6,182,014	7,419,254
Withdrawals, surrenders, annuitizations and contract charges	(574,538)	(706,358)	(862,097)	(973,566)	(276,292)	(372,136)	(342,598)	(217,949)	(7,511,145)	(5,564,794)
Net accumulation activity	$(750,810)	$(1,062,235)	$(1,438,125)	$(1,427,959)	$(431,607)	$(996,662)	$(422,048)	$(319,671)	$454,352	$8,166,409

Annuitization Activity:
Annuitizations	$-	$-	$-	$25,362	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(6,083)	(5,782)	(14,347)	(12,371)	(3,178)	(3,205)	-	-	(6,704)	(6,672)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	42,053	(296)	(2,073)	(1,943)	(379)	(1,020)	-	-	735	438
Net annuitization activity	$35,970	$(6,078)	$(16,420)	$11,048	$(3,557)	$(4,225)	$-	$-	$(5,969)	$(6,234)
Increase (Decrease) in net assets from participant owner transactions	$(714,840)	$(1,068,313)	$(1,454,545)	$(1,416,911)	$(435,164)	$(1,000,887)	$(422,048)	$(319,671)	$448,383	$8,160,175

Increase (Decrease) in net assets	$(449,701)	$(538,410)	$(246,703)	$45,024	$(499,669)	$(516,170)	$(371,001)	$(173,573)	$2,333,901	$13,742,197

Net Assets:
Beginning of year	$5,452,107	$5,990,517	$9,290,313	$9,245,289	$3,170,666	$3,686,836	$1,724,996	$1,898,569	$79,762,456	$66,020,259
End of year	$5,002,406	$5,452,107	$9,043,610	$9,290,313	$2,670,997	$3,170,666	$1,353,995	$1,724,996	$82,096,357	$79,762,456

Unit Transactions:
Beginning of year	472,824	572,983	405,762	476,073	173,617	237,694	145,797	175,394	5,662,497	5,046,425
Purchased	1,809	3,553	1,110	970	558	970	43	2,365	120,902	493,023
Transferred between Sub-Accounts and Fixed
Accumulation Account	(17,333)	(37,625)	(25,316)	(24,924)	(9,596)	(41,906)	(6,817)	(15,515)	429,389	548,108
Withdrawn, Surrendered and Annuitized	(49,230)	(66,087)	(37,302)	(46,357)	(17,344)	(23,141)	(28,839)	(16,447)	(527,033)	(425,059)
End of year	408,070	472,824	344,254	405,762	147,235	173,617	110,184	145,797	5,685,755	5,662,497

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PMB		PRR		PTR		RX1		RX2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$2,180,696	$1,324,931	$257,811	$(92,272)	$1,855,921	$261,318	$(13,398)	$(18,729)	$(29,557)	$(53,720)
Net realized gains (losses)	2,578,617	4,755,996	410,496	737,438	2,040,455	1,816,930	66,894	158,215	198,450	319,380
Net unrealized gains (losses)	727,115	(287,486)	(550,058)	587,966	(3,053,475)	878,511	(23,891)	11,436	(276,341)	(211,553)
Increase (Decrease) in net assets from operations	$5,486,428	$5,793,441	$118,249	$1,233,132	$842,901	$2,956,759	$29,605	$150,922	$(107,448)	$54,107

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,455,690	$5,070,024	$363,870	$587,414	$2,253,523	$10,997,059	$9,168	$808	$28,927	$77,243
Net transfers between Sub-Accounts and Fixed Account	3,768,731	4,253,619	2,364,599	4,241,308	7,492,889	13,380,049	236,322	(111,007)	(1,103,971)	(1,106,725)
Withdrawals, surrenders, annuitizations and contract charges	(5,758,371)	(4,234,916)	(1,942,083)	(1,398,502)	(10,550,371)	(7,725,724)	(272,865)	(147,879)	(469,579)	(359,829)
Net accumulation activity	$(533,950)	$5,088,727	$786,386	$3,430,220	$(803,959)	$16,651,384	$(27,375)	$(258,078)	$(1,544,623)	$(1,389,311)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(9,197)	(7,848)	(385)	(603)	(6,399)	(6,384)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	868	(1,524)	(66)	(1)	767	411	-	-	-	-
Net annuitization activity	$(8,329)	$(9,372)	$(451)	$(604)	$(5,632)	$(5,973)	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(542,279)	$5,079,355	$785,935	$3,429,616	$(809,591)	$16,645,411	$(27,375)	$(258,078)	$(1,544,623)	$(1,389,311)

Increase (Decrease) in net assets	$4,944,149	$10,872,796	$904,184	$4,662,748	$33,310	$19,602,170	$2,230	$(107,156)	$(1,652,071)	$(1,335,204)

Net Assets:
Beginning of year	$61,554,549	$50,681,753	$19,484,866	$14,822,118	$104,630,759	$85,028,589	$1,155,170	$1,262,326	$2,922,248	$4,257,452
End of year	$66,498,698	$61,554,549	$20,389,050	$19,484,866	$104,664,069	$104,630,759	$1,157,400	$1,155,170	$1,270,177	$2,922,248

Unit Transactions:
Beginning of year	3,755,012	3,397,699	1,673,196	1,364,548	9,586,165	8,040,150	137,931	170,733	330,956	552,205
Purchased	83,923	357,313	30,709	53,243	202,773	1,038,335	1,151	86	3,548	8,403
Transferred between Sub-Accounts and Fixed
Accumulation Account	218,373	284,400	203,961	380,608	679,632	1,239,826	27,924	(12,935)	(120,849)	(179,124)
Withdrawn, Surrendered and Annuitized	(339,053)	(284,400)	(165,333)	(125,203)	(957,800)	(732,146)	(33,022)	(19,953)	(61,965)	(50,528)
End of year	3,718,255	3,755,012	1,742,533	1,673,196	9,510,770	9,586,165	133,984	137,931	151,690	330,956

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SB1		SB2		SB3		SB4		SC1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(3,938)	$(5,856)	$(1,189)	$438	$99,374	$98,358	$15,426	$13,459	$1,078,461	$(729,013)
Net realized gains (losses)	12,412	6,188	6,999	4,932	134,345	99,625	98,215	129,714	-	6
Net unrealized gains (losses)	10,646	49,834	22,731	44,602	(200,467)	(43,630)	(49,178)	94,890	-	-
Increase (Decrease) in net assets from operations	$19,120	$50,166	$28,541	$49,972	$33,252	$154,353	$64,463	$238,063	$1,078,461	$(729,007)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,538	$-	$42	$-	$39,305	$21,259	$46,244	$2,400	$4,135,335	$8,237,827
Net transfers between Sub-Accounts and Fixed Account	53,322	43,272	7,434	61,392	176,086	27,997	112,522	650,184	2,206,835	24,461,372
Withdrawals, surrenders, annuitizations and contract charges	(91,950)	(93,308)	(55,120)	(58,931)	(403,534)	(311,864)	(655,495)	(562,217)	(24,628,971)	(27,089,415)
Net accumulation activity	$(37,090)	$(50,036)	$(47,644)	$2,461	$(188,143)	$(262,608)	$(496,729)	$90,367	$(18,286,801)	$5,609,784

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$113,170
Annuity payments and contract charges	-	-	-	-	(1,654)	(1,630)	(934)	(926)	(77,975)	(72,316)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(459)	(598)	(85)	(157)	491,251	(119,054)
Net annuitization activity	$-	$-	$-	$-	$(2,113)	$(2,228)	$(1,019)	$(1,083)	$413,276	$(78,200)
Increase (Decrease) in net assets from contract
owner transactions	$(37,090)	$(50,036)	$(47,644)	$2,461	$(190,256)	$(264,836)	$(497,748)	$89,284	$(17,873,525)	$5,531,584

Increase (Decrease) in net assets	$(17,970)	$130	$(19,103)	$52,433	$(157,004)	$(110,483)	$(433,285)	$327,347	$(16,795,064)	$4,802,577

Net Assets:
Beginning of year	$712,430	$712,300	$601,852	$549,419	$3,084,437	$3,194,920	$3,692,182	$3,364,835	$102,780,734	$97,978,157
End of year	$694,460	$712,430	$582,749	$601,852	$2,927,433	$3,084,437	$3,258,897	$3,692,182	$85,985,670	$102,780,734

Unit Transactions:
Beginning of year	43,010	45,933	46,159	45,865	208,946	227,701	311,151	303,978	9,989,638	9,408,598
Purchased	95	-	-	-	2,599	1,514	3,873	213	404,192	813,396
Transferred between Sub-Accounts and Fixed Accumulation Account	3,307	2,825	563	5,114	12,153	1,946	9,886	56,492	(213,894)	2,377,954
Withdrawn, Surrendered and Annuitized	(5,547)	(5,748)	(4,185)	(4,820)	(27,551)	(22,215)	(55,502)	(49,532)	(1,970,545)	(2,610,310)
End of year	40,865	43,010	42,537	46,159	196,147	208,946	269,408	311,151	8,209,391	9,989,638

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SC2		SC3		SC5		SC7		SCB
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,550,352	$1,793,407	$48,161	$84,942	$(1,201,130)	$(1,146,038)	$(390,981)	$(374,902)	$9,568,421	$(1,183,459)
Net realized gains (losses)	962,556	1,083,084	11,489,176	6,577,955	6,931,405	2,059,352	2,131,415	899,203	3,975,671	8,848,001
Net unrealized gains (losses)	(2,288,322)	(437,709)	(5,788,440)	12,148,408	5,779,308	9,702,891	2,231,472	4,262,926	(11,530,162)	4,149,403
Increase (Decrease) in net assets from operations	$224,586	$2,438,782	$5,748,897	$18,811,305	$11,509,583	$10,616,205	$3,971,906	$4,787,227	$2,013,930	$11,813,945

Participant Transactions:
Accumulation Activity:
Purchase payments received	$723,038	$455,187	$1,185,582	$3,253,176	$1,048,065	$2,272,911	$574,867	$414,324	$1,389,783	$4,413,261
Net transfers between Sub-Accounts and Fixed Account	(966,611)	(5,447,625)	(878,290)	(3,511,148)	(2,972,407)	5,157,625	2,835,053	4,690,937	1,557,786	5,097,078
Withdrawals, surrenders, annuitizations and contract charges	(5,674,625)	(5,097,429)	(6,619,326)	(5,468,009)	(6,956,701)	(5,545,786)	(5,353,749)	(3,715,700)	(7,242,261)	(5,546,034)
Net accumulation activity	$(5,918,198)	$(10,089,867)	$(6,312,034)	$(5,725,981)	$(8,881,043)	$1,884,750	$(1,943,829)	$1,389,561	$(4,294,692)	$3,964,305

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$	$-	$33,983	$	$23,531
Annuity payments and contract charges	(25,313)	(56,510)	(19,784)	(15,889)	(15,016)	(11,174)	(13,126)	(12,417)	(19,543)	(17,506)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,131)	(3,465)	(1,420)	1,365	(9,091)	(517)	(9,479)	(6,834)	(969)	(3,784)
Net annuitization activity	$(27,444)	$(59,975)	$(21,204)	$(14,524)	$(24,107)	$(11,691)	$(22,605)	$14,732	$(20,512)	$2,241
Increase (Decrease) in net assets from contract
owner transactions	$(5,945,642)	$(10,149,842)	$(6,333,238)	$(5,740,505)	$(8,905,150)	$1,873,059	$(1,966,434)	$1,404,293	$(4,315,204)	$3,966,546

Increase (Decrease) in net assets	$(5,721,056)	$(7,711,060)	$(584,341)	$13,070,800	$2,604,433	$12,489,264	$2,005,472	$6,191,520	$(2,301,274)	$15,780,491

Net Assets:
Beginning of year	$51,252,953	$58,964,013	$74,964,847	$61,894,047	$84,049,652	$71,560,388	$49,162,052	$42,970,532	$84,451,283	$68,670,792
End of year	$45,531,897	$51,252,953	$74,380,506	$74,964,847	$86,654,085	$84,049,652	$51,167,524	$49,162,052	$82,150,009	$84,451,283

Unit Transactions:
Beginning of year	3,916,087	4,713,218	3,421,485	3,686,003	5,905,259	5,764,598	4,738,650	4,594,007	5,487,756	5,188,084
Purchased	49,264	36,680	55,240	221,889	69,440	176,692	55,689	40,985	92,345	315,766
Transferred between Sub-Accounts and Fixed Accumulation Account	(72,016)	(432,802)	(25,099)	(184,877)	(216,184)	400,437	275,093	490,138	92,611	390,075
Withdrawn, Surrendered and Annuitized	(429,710)	(401,009)	(293,169)	(301,530)	(465,154)	(436,468)	(508,978)	(386,480)	(488,802)	(406,169)
End of year	3,463,625	3,916,087	3,158,457	3,421,485	5,293,361	5,905,259	4,560,454	4,738,650	5,183,910	5,487,756

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCM
	Sub-Account
	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004
Operations:
Net investment income (loss)	$327,482	$(30,858)
Net realized gains (losses)	94,662	591,662
Net unrealized gains (losses)	(557,634)	7,342
Increase (Decrease) in net assets from operations	$(135,490)	$568,146

Participant Transactions:
Accumulation Activity:
Purchase payments received	$25,369	$166,820
Net transfers between Sub-Accounts and Fixed Account	(1,281,076)	918,045
Withdrawals, surrenders, annuitizations and contract charges	(207,096)	(107,593)
Net accumulation activity	$(1,462,803)	$977,272

Annuitization Activity:
Annuitizations	$-	$-
Annuity payments and contract charges	(3,734)	(5,756)
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	(1,423)	1,815
Net annuitization activity	$(5,157)	$(3,941)
Increase (Decrease) in net assets from contract
owner transactions	$(1,467,960)	$973,331

Increase (Decrease) in net assets	$(1,603,450)	$1,541,477

Net Assets:
Beginning of year	$3,913,237	$2,371,760
End of year	$2,309,787	$3,913,237

Unit Transactions:
Beginning of year	271,452	201,242
Purchased	2,020	9,749
Transferred between Sub-Accounts and Fixed Accumulation Account	(96,056)	67,539
Withdrawn, Surrendered and Annuitized	(14,633)	(7,078)
End of year	162,783	271,452

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') is a separate account of Sun Life Assurance Company of Canada (U.S.), (the ''Sponsor''), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts (collectively, the ''Contracts'') and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds (the "Funds") registered under the Investment Act of 1940, as amended. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Salomon Brothers Variable Series Funds, Inc. With respects to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroader Advisers, Inc., The Alger American Fund, Alliance Variable Products Series Fund, Inc., Credit Suisse Institutional Fund, Inc., Fidelity Variable Insurance Products Funds, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and Franklin Variable Insurance Products Funds. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts, the Funds are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity contracts	1.25%
Futurity II contracts	1.25%
Futurity Focus contracts	1.00%
Futurity Accolade contracts	1.30%	1.45%	1.55%	1.70%
Futurity Focus II contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Futurity III contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Futurity Select Four contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Futurity Select Four Plus contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Futurity Select Seven contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Futurity Select Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Futurity Select Incentive contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant's account value in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.23% and .65% to 1.25% of the Fund's net assets, respectively.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn when applicable, may be deducted to cover certain expenses relating to the sale of Futurity Select Four and Futurity II contracts; 7% for Futurity III contracts and 8% for Futurity, Futurity Focus, Futurity Accolade, Futurity Select Four Plus, Futurity Select Seven and Futurity Select Incentive contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders and annuitizations" line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$312	$202
V.I. Core Equity Fund Series 2	291	15
V.I. Capital Appreciation Fund	13,426	10,193
V.I. Growth Fund	18,202	16,629
V.I. Growth and Income Fund	15,197	20,136
V.I. International Equity Fund	12,358	19,305
V.I. Value Fund	2,202	3,027
V.I. Capital Appreciation Fund Series 2	444	766
V.I. International Growth Fund Series 2	261	423
V.I. Premier Equity Fund Series 2	184	281
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	29,251	195,959
The Alger American Fund
Growth Portfolio	15,723	35,037
Income and Growth Portfolio	11,017	28,973
Small Capitalization Portfolio	4,289	9,978
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	3,420	17,202
Technology Fund	1,312	2,836
Growth and Income Fund	11,621	212,047
Worldwide Privatization Fund	2,740	11,265
Quasar Fund	715	5,099
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	603	2,494
International Equity Portfolio	513	253

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Credit Suisse Institutional Fund, Inc. - continued	Contract Charges	Surrender Charges
Global Post-Venture Capital Portfolio	$228	$1,403
Small Company Growth Portfolio	1,250	4,116
Fidelity Variable Insurance Products Funds
VIP Contrafund	12,683	66,764
VIP Overseas Fund	2,705	15,610
VIP Growth Fund	23,817	89,642
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,984	4,748
Foreign Securities Fund Class 2	1,798	14,746
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	2,028	7,165
VIT CORE US Equity Fund	6,108	15,354
VIT Growth and Income Fund	2,346	6,187
VIT International Equity Fund	3,203	2,990
VIT Capital Growth Fund	969	15,426
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	774	1,514
Small Company Growth Fund	1,394	3,600
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	4,620	5,642
International Opportunities Portfolio	2,280	12,260
Small Company Portfolio	2,483	6,394
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	53,119	225,970
Mid Cap Value	35,917	168,986
International Portfolio	1,338	8,004
MFS/Sun Life Series Trust
Capital Appreciation Series	6,369	24,111
Emerging Growth Series	15,393	47,573
Government Securities Series	10,996	70,684
High Yield Series	7,830	22,097
New Discovery S Class	17,403	57,229
Massachusetts Investors Growth Stock S Class	4,012	10,403
High Yield S Class	4,318	14,201
Capital Appreciation S Class	1,076	3,508
Utilities S Class	2,637	26,691
Emerging Growth S Class	1,335	3,728
Total Return S Class	34,456	145,043
Government Securities S Class	11,459	81,075
Massachusetts Investors Trust S Class	3,098	8,709
Massachusetts Investors Growth Stock Series	11,862	36,257
Massachusetts Investors Trust Series	8,686	57,311
Money Market Series	2,092	3,148
New Discovery Series	13,225	56,183
Total Return Series	14,922	121,583
Utilities Series	11,333	82,402

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued
	Contract Charges	Surrender Charges
OCC Accumulation Trust
Equity Portfolio	$2,165	$3,056
Mid Cap Portfolio	2,274	12,787
Small Cap Portfolio	1,283	2,480
Managed Portfolio	540	5,098
PIMCO Variable Insurance Trust
High Yield Portfolio	20,806	74,253
Emerging Markets Bond Portfolio	19,763	81,183
Real Return Portfolio	6,079	31,399
Total Return Portfolio	25,296	117,843
Rydex Variable Trust
Nova Fund	505	9,645
OTC Fund	1,157	10,980
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	349	195
Investors Fund	94	395
Strategic Bond Fund	727	2,265
Total Return Fund	942	2,107
Sun Capital Advisers Trust
Sun Capital Money Market Fund	34,059	525,450
Sun Capital Investment Grade Bond Fund	12,200	61,311
Sun Capital Real Estate Fund	28,514	94,637
SC Blue Chip Mid Cap Fund	26,111	120,316
SC Davis Venture Value Fund	13,335	57,829
SC Value Small Cap Fund	27,229	107,150
Sun Capital All Cap Fund	1,071	2,907

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares of the Funds purchased and proceeds from the sales of shares of the Funds for each Sub-account for the year ended December 31, 2005:
	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$4,691	$67,843
V.I. Core Equity Fund Series 2	45,294	99,115
V.I. Capital Appreciation Fund	1,754,373	7,868,604
V.I. Growth Fund	721,088	7,736,632
V.I. Growth and Income Fund	1,108,252	7,446,570
V.I. International Equity Fund	2,951,270	7,181,868
V.I. Value Fund	143,385	848,008
V.I. Capital Appreciation Fund Series 2	21,874	74,333
V.I. International Growth Fund Series 2	22,367	146,066
V.I. Premier Equity Fund Series 2	7,476	14,459
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	39,772,988	31,831,336
The Alger American Fund
Growth Portfolio	271,678	11,070,477
Income and Growth Portfolio	409,904	6,187,652
Small Capitalization Portfolio	54,654	1,615,052
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,543,286	2,546,685
Technology Fund	736,462	799,405
Growth and Income Fund	2,950,494	11,962,082
Worldwide Privatization Fund	4,920,653	1,804,447
Quasar Fund	2,721,764	2,519,104
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	295,059	289,678
International Equity Portfolio	82,517	148,824
Global Post-Venture Capital Portfolio	97,124	201,630
Small Company Growth Portfolio	222,154	578,669
Fidelity Variable Insurance Products Funds
VIP Contrafund	10,131,440	6,318,266
VIP Overseas Fund	1,054,505	2,634,726
VIP Growth Fund	6,002,715	12,066,997
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,363,444	928,403
Foreign Securities Fund Class 2	2,644,850	1,660,983
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	2,228,199	1,860,714
VIT CORE US Equity Fund	1,267,741	3,681,898
VIT Growth and Income Fund	1,252,786	1,775,759
VIT International Equity Fund	749,202	2,953,495
VIT Capital Growth Fund	538,717	1,698,951
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	290,414	500,165
Small Company Growth Fund	758,761	942,564

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	$564,496	$2,613,023
International Opportunities Portfolio	420,299	1,423,855
Small Company Portfolio	1,581,875	1,637,872
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	25,725,030	27,911,087
Mid Cap Value	18,620,763	16,418,478
International Portfolio	1,992,115	1,389,081
MFS/Sun Life Series Trust
Capital Appreciation Series	1,528,181	4,571,831
Emerging Growth Series	803,548	5,944,039
Government Securities Series	3,580,233	10,676,635
High Yield Series	3,894,095	8,795,566
New Discovery S Class	3,066,276	8,381,758
Massachusetts Investors Growth Stock S Class	494,651	1,866,482
High Yield S Class	4,730,550	6,429,007
Capital Appreciation S Class	323,329	940,921
Utilities S Class	1,674,898	1,924,659
Emerging Growth S Class	341,435	721,238
Total Return S Class	10,763,675	13,095,960
Government Securities S Class	2,924,521	6,013,505
Massachusetts Investors Trust S Class	902,203	1,292,882
Massachusetts Investors Growth Stock Series	754,824	7,072,261
Massachusetts Investors Trust Series	883,936	5,859,965
Money Market Series	2,383,280	3,535,134
New Discovery Series	2,180,619	8,800,134
Total Return Series	7,237,405	11,492,610
Utilities Series	4,023,132	7,578,539
OCC Accumulation Trust
Equity Portfolio	52,572	858,922
Mid Cap Portfolio	410,602	1,613,631
Small Cap Portfolio	433,971	511,364
Managed Portfolio	94,238	463,726
PIMCO Variable Insurance Trust
High Yield Portfolio	16,035,643	11,647,701
Emerging Markets Bond Portfolio	11,834,924	8,997,840
Real Return Portfolio	4,799,435	3,533,699
Total Return Portfolio	19,982,347	17,272,477
Rydex Variable Trust
Nova Fund	370,567	411,340
OTC Fund	506,124	2,080,304
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	85,266	125,805
Investors Fund	22,808	71,641
Strategic Bond Fund	589,558	597,516
Total Return Fund	320,540	780,360

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
Sun Capital Advisers Trust
Sun Capital Money Market Fund	$50,006,116	$67,292,431
Sun Capital Investment Grade Bond Fund	7,367,946	11,295,602
Sun Capital Real Estate Fund	15,615,124	15,592,853
SC Blue Chip Mid Cap Fund	7,873,250	15,884,561
SC Davis Venture Value Fund	6,791,588	9,139,525
SC Value Small Cap Fund	19,594,587	14,340,400
Sun Capital All Cap Fund	885,014	2,024,068

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:

			At December 31					For year ended December 31
								Investment
				Unit Fair Value				Income	Expense Ratio			Total Return
			Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
AG2
	December 31, 2005		79,268	$10.0129	to	$15.2891	$943,479%		1.35%	to	2.30%	4.70%	to	5.71%
	December 31, 2004		83,335	9.5392	to	14.4627	942,938		1.35	to	2.30	5.51	to	6.54 (y)
	December 31, 2003		47,672	9.0179	to	13.5751	559,295		1.35	to	2.30	27.87	to	29.11 (y)
	December 31, 2002	(c)	9,933	7.0343	to	10.5140	72,925		1.35	to	2.15	(29.66)	to	5.14
AG3
	December 31, 2005		33,532	10.8406	to	14.2850	401,916	1.17	1.35	to	2.25	2.72	to	3.66
	December 31, 2004		37,182	10.5537	to	13.7805	440,009	0.83	1.35	to	2.25	6.22	to	7.20
	December 31, 2003		37,791	9.9355	to	12.8547	420,573	1.29	1.35	to	2.25	21.36	to	22.48 (y)
	December 31, 2002	(c)	11,314	8.1995	to	10.4956	103,888	0.91	1.35	to	2.05	(18.00)	to	4.96
AI1
	December 31, 2005		3,329,705	6.0480	to	11.5039	27,382,457	0.06	1.15	to	1.85	6.83	to	7.60
	December 31, 2004		4,032,429	5.6585	to	10.7196	31,312,996		1.15	to	1.85	4.65	to	5.41
	December 31, 2003		4,349,721	5.4044	to	10.1966	32,219,547		1.15	to	1.85	27.13	to	28.05
	December 31, 2002		4,517,822	4.2491	to	7.9843	26,516,524		1.00	to	1.85	(25.76)	to	(25.22)
	December 31, 2001		5,563,655	6.1966	to	11.5712	44,487,725		1.15	to	1.85	(24.71)	to	(24.16)
AI2
	December 31, 2005		4,786,871	4.4383	to	8.4991	29,070,598		1.15	to	1.85	5.49	to	6.41
	December 31, 2004		5,955,627	4.2050	to	8.0182	34,075,283		1.00	to	1.85	6.22	to	7.14
	December 31, 2003		6,855,680	3.9568	to	7.5127	36,765,991		1.00	to	1.85	28.81	to	29.93
	December 31, 2002		8,105,745	3.0701	to	5.8045	34,096,185		1.00	to	1.85	(32.50)	to	(31.66)
	December 31, 2001		5,978,099	5.1794	to	9.7277	37,503,852	0.20	1.00	to	1.85	(35.12)	to	(34.55)
AI3
	December 31, 2005		3,571,932	6.7111	to	10.9334	30,162,342	1.42	1.00	to	1.85	3.37	to	4.26
	December 31, 2004		4,307,659	6.4351	to	10.5268	35,393,203	0.93	1.00	to	1.85	6.95	to	7.88
	December 31, 2003		4,977,326	6.0140	to	9.7960	38,099,300	1.00	1.00	to	1.85	22.12	to	23.18
	December 31, 2002		5,737,435	4.9221	to	7.9835	36,108,743	0.29	1.00	to	1.85	(17.15)	to	(16.43)
	December 31, 2001		7,175,804	6.3069	to	10.4760	55,463,593	0.05	1.00	to	1.85	(24.27)	to	(23.61)
AI4
	December 31, 2005		3,163,208	8.6897	to	13.8552	34,228,788	0.65	1.15	to	1.85	15.75	to	16.75
	December 31, 2004		3,574,144	7.5033	to	11.9128	33,192,203	0.64	1.00	to	1.85	21.71	to	22.76
	December 31, 2003		3,910,999	6.1619	to	9.7415	29,736,901	0.56	1.00	to	1.85	26.68	to	27.77
	December 31, 2002		4,224,313	4.8618	to	7.6535	25,474,957	0.36	1.00	to	1.85	(17.24)	to	(16.52)
	December 31, 2001		7,454,026	6.5504	to	10.2443	54,183,196	0.35	1.00	to	1.85	(24.96)	to	(24.30)
AI5
	December 31, 2005		619,108	7.9814	to	8.2508	5,028,619	0.81	1.15	to	1.85	3.71	to	4.44
	December 31, 2004		705,233	7.6962	to	7.8998	5,501,905	0.44	1.15	to	1.85	3.81	to	4.55
	December 31, 2003		836,085	7.4138	to	7.5558	6,258,571	0.29	1.15	to	1.85	22.77	to	23.64
	December 31, 2002		824,629	6.0388	to	6.1110	5,011,133	0.40	1.15	to	1.85	(31.55)	to	(31.06)
	December 31, 2001	(a)	407,446	7.9492	to	8.9475	3,603,548	0.29	1.15	to	1.85	(11.78)	to	(11.35)
AI7
	December 31, 2005		80,171	10.4430	to	15.1071	988,051		1.35	to	2.10	6.30	to	7.12
	December 31, 2004		83,459	9.8187	to	14.1034	961,587		1.35	to	2.10	4.09	to	4.89
	December 31, 2003		72,162	9.4277	to	13.4455	816,932		1.35	to	2.10	26.47	to	27.44 (y)
	December 31, 2002	(c)	14,094	7.4505	to	10.5504	117,551		1.10	to	1.90	(25.49)	to	5.50
AI8
	December 31, 2005		55,782	14.3668	to	17.9171	902,989	0.60	1.35	to	2.10	15.24	to	16.12
	December 31, 2004		63,338	12.4607	to	15.4847	890,184	0.57	1.35	to	2.10	21.10	to	22.03 (y)
	December 31, 2003		60,796	10.2842	to	12.7345	711,484	0.49	1.35	to	2.10	25.90	to	26.86 (y)
	December 31, 2002	(c)	4,093	8.1645	to	9.6921	34,395	0.31	1.35	to	2.15	(18.36)	to	(3.08)
AI9
	December 31, 2005		16,726	9.2481	to	13.8839	202,584	0.63	1.35	to	2.10	3.16	to	3.94
	December 31, 2004		17,199	8.9607	to	13.3572	200,665	0.37	1.35	to	2.10	3.27	to	4.06
	December 31, 2003		11,352	8.6724	to	12.8355	128,016	0.42	1.35	to	2.10	22.21	to	23.15 (y)
	December 31, 2002	(c)	2,289	7.0926	to	10.4230	18,018	1.52	1.35	to	2.05	(29.07)	to	4.23

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SGI
	December 31, 2005	6,745,856	$19.8666	to	$25.3074	$166,549,996	2.29%	1.00%	to	2.55%	18.37%	to	20.25%
	December 31, 2004	6,913,520	16.7837	to	20.9809	142,734,261	2.48	1.15	to	2.55	24.19	to	26.17 (y)
	December 31, 2003	6,087,549	13.5150	to	16.6818	100,397,991	0.05	1.00	to	2.55	35.15	to	49.57 (y)
	December 31, 2002 (d)	3,996,990	10.8885	to	11.1493	44,526,797	1.47	1.00	to	2.25	8.88	to	11.49
AL1
	December 31, 2005	4,056,460	6.6671	to	12.3447	34,643,303	0.23	1.15	to	1.85	9.97	to	10.76
	December 31, 2004	5,448,196	6.0597	to	11.1726	41,710,670		1.15	to	1.85	3.54	to	4.29
	December 31, 2003	6,967,886	5.8495	to	10.7391	51,067,194		1.15	to	1.85	32.66	to	33.81 (y)
	December 31, 2002	8,205,394	4.4070	to	8.0565	45,485,920	0.04	1.00	to	1.85	(34.20)	to	(33.66)
	December 31, 2001	10,169,607	7.0163	to	12.8134	87,365,194	0.24	1.00	to	1.85	(13.46)	to	(12.70)
AL2
	December 31, 2005	2,233,544	6.9233	to	12.9191	21,427,920	1.10	1.15	to	1.85	1.53	to	2.41
	December 31, 2004	2,847,367	6.8155	to	12.6640	26,554,538	0.56	1.00	to	1.85	5.85	to	6.76
	December 31, 2003	3,733,810	6.4358	to	11.9076	32,584,863	0.33	1.00	to	1.85	27.44	to	28.54
	December 31, 2002	4,500,052	5.0475	to	9.2993	30,858,383	0.67	1.00	to	1.85	(32.38)	to	(31.79)
	December 31, 2001	5,785,259	7.8053	to	14.2870	59,309,865	0.38	1.00	to	1.85	(15.92)	to	(15.18)
AL3
	December 31, 2005	831,703	6.4059	to	10.8376	7,178,774		1.15	to	1.85	14.73	to	15.56
	December 31, 2004	1,007,491	5.5809	to	9.4036	7,621,329		1.15	to	1.85	14.41	to	15.24
	December 31, 2003	1,243,757	4.8755	to	8.1817	8,177,252		1.15	to	1.85	39.71	to	40.73
	December 31, 2002	1,566,452	3.4879	to	5.8292	7,351,571		1.00	to	1.85	(28.52)	to	(27.06)
	December 31, 2001	1,962,751	5.2129	to	8.8215	12,963,425	0.06	1.15	to	1.85	(30.83)	to	(30.32)
AN1
	December 31, 2005	1,388,649	8.3995	to	15.2742	12,415,411		1.15	to	2.10	12.44	to	13.53
	December 31, 2004	1,506,718	7.4513	to	13.4816	11,884,975		1.15	to	2.10	5.90	to	7.10 (y)
	December 31, 2003	1,617,322	7.0074	to	12.6139	12,001,089		1.15	to	2.25	20.59	to	21.95 (y)
	December 31, 2002	1,052,237	5.7871	to	10.3646	6,201,326		1.15	to	2.25	(32.12)	to	3.65
	December 31, 2001 (a)	601,780	7.6530	to	8.7181	5,144,499		1.15	to	1.85	(14.74)	to	(14.33)
AN2
	December 31, 2005	281,537	6.8059	to	15.8254	2,103,260		1.15	to	2.10	1.48	to	2.46
	December 31, 2004	281,520	6.6898	to	15.4768	2,100,054		1.15	to	2.10	2.87	to	3.88
	December 31, 2003	396,141	6.4863	to	14.9298	2,817,763		1.15	to	2.10	40.56	to	42.14 (y)
	December 31, 2002	304,747	4.5958	to	10.5250	1,440,238		1.15	to	2.05	(42.89)	to	5.25
	December 31, 2001 (a)	157,358	6.9178	to	8.2622	1,269,256		1.15	to	1.85	(19.53)	to	(19.15)
AN3
	December 31, 2005	3,615,241	10.2393	to	15.5396	38,489,570	1.29	1.15	to	2.30	(4.78)	to	3.55
	December 31, 2004	4,469,640	9.9734	to	15.0595	46,251,629	0.74	1.00	to	2.30	8.66	to	10.11
	December 31, 2003	4,877,794	9.1366	to	13.7258	46,061,707	0.85	1.00	to	2.30	29.15	to	30.86 (y)
	December 31, 2002	3,865,669	7.0422	to	10.5259	27,536,338	0.58	1.00	to	2.05	(28.86)	to	5.26
	December 31, 2001 (a)	1,689,129	8.4391	to	9.3829	15,672,268	0.05	1.15	to	1.85	(7.70)	to	(7.26)
AN4
	December 31, 2005	679,808	16.1833	to	21.4594	11,511,506	0.33	1.15	to	2.35	17.73	to	19.17
	December 31, 2004	465,307	13.6767	to	18.1079	6,619,081	0.10	1.15	to	2.10	21.36	to	22.54 (y)
	December 31, 2003	351,603	11.2403	to	14.8594	4,110,462	1.04	1.15	to	2.10	40.07	to	41.43 (y)
	December 31, 2002	287,342	8.0044	to	10.2672	2,363,754	2.18	1.15	to	2.05	(10.75)	to	2.67
	December 31, 2001 (a)	37,676	6.7392	to	9.2621	321,781	0.01	1.15	to	1.85	(14.82)	to	(14.41)
AN5
	December 31, 2005	278,179	10.5399	to	17.8140	3,123,620		1.15	to	2.25	2.50	to	3.65
	December 31, 2004	264,939	10.2405	to	17.2206	2,844,332		1.15	to	2.25	11.80	to	13.07 (y)
	December 31, 2003	116,800	9.1218	to	15.2615	1,109,464		1.15	to	2.25	45.33	to	46.97 (y)
	December 31, 2002	75,132	6.2510	to	10.4054	483,853		1.15	to	1.85	(33.32)	to	4.05
	December 31, 2001 (a)	207,369	7.3630	to	9.3784	1,950,541		1.15	to	1.85	(6.25)	to	(5.80)
CS1
	December 31, 2005	81,847	15.1218	to	21.5383	1,583,158	0.75	1.15	to	1.40	26.15	to	26.48
	December 31, 2004	80,296	11.9850	to	17.0738	1,256,470	0.29	1.15	to	1.40	23.18	to	23.51
	December 31, 2003	82,222	9.7279	to	13.8611	1,044,211		1.15	to	1.40	40.88	to	41.25
	December 31, 2002	107,756	6.9038	to	9.8390	975,201	0.18	1.00	to	1.40	(12.80)	to	(12.57)
	December 31, 2001	124,190	8.3385	to	11.8873	1,308,142		1.15	to	1.85	(10.92)	to	(10.68)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
CS2
	December 31, 2005	47,318	$ 10.4441	to	$11.9272	$539,183	0.84%	1.15%	to	1.40%	15.80%	to	16.11%
	December 31, 2004	53,306	9.0174	to	10.2999	526,411	1.02	1.15	to	1.40	13.13	to	13.43
	December 31, 2003	65,412	7.9691	to	9.1043	571,636	0.46	1.15	to	1.40	31.23	to	31.58
	December 31, 2002	76,619	6.0714	to	6.9377	508,636		1.00	to	1.40	(21.03)	to	(20.82)
	December 31, 2001	104,918	8.3953	to	9.5960	883,610		1.15	to	1.85	(29.64)	to	(29.45)
CS3
	December 31, 2005	36,326	10.5525	to	12.8484	447,759		1.15	to	1.40	14.52	to	14.83
	December 31, 2004	45,514	9.2125	to	11.2190	492,597		1.15	to	1.40	16.33	to	16.64
	December 31, 2003	41,071	7.9175	to	9.6439	381,993		1.15	to	1.40	45.59	to	45.98
	December 31, 2002	43,870	5.4371	to	6.6239	280,672		1.00	to	1.40	(35.08)	to	(34.91)
	December 31, 2001	58,715	9.3337	to	11.3746	576,848		1.15	to	1.40	(23.27)	to	(23.16)
CS4
	December 31, 2005	159,999	9.9194	to	12.4233	1,723,614		1.15	to	1.40	(4.04)	to	(3.78)
	December 31, 2004	191,347	10.3348	to	12.9461	2,146,797		1.15	to	1.40	9.31	to	9.61
	December 31, 2003	117,857	9.4525	to	11.8432	1,301,976		1.15	to	1.40	46.47	to	46.86
	December 31, 2002	139,231	6.4522	to	8.0857	1,045,016		1.00	to	1.40	(34.62)	to	(34.45)
	December 31, 2001	252,504	9.7884	to	12.2702	2,952,097		1.15	to	1.85	(17.19)	to	(16.97)
FL1
	December 31, 2005	3,226,194	13.6266	to	17.0399	45,777,748	0.12	1.15	to	2.35	13.91	to	15.31
	December 31, 2004	2,876,581	11.9014	to	14.8074	35,659,207	0.19	1.15	to	2.35	12.45	to	13.83 (y)
	December 31, 2003	2,230,010	10.5300	to	13.0346	24,392,563	0.25	1.15	to	2.30	20.05	to	26.72 (y)
	December 31, 2002	1,422,859	8.3687	to	10.3067	12,043,799	0.37	1.15	to	2.25	(13.61)	to	3.07
	December 31, 2001 (a)	301,559	8.2113	to	9.5741	2,851,982		1.15	to	1.85	(5.68)	to	(5.23)
FL2
	December 31, 2005	786,753	11.3948	to	17.9632	9,371,943	0.53	1.15	to	2.10	16.30	to	17.42
	December 31, 2004	931,307	9.7732	to	15.3834	9,479,881	1.08	1.15	to	2.10	10.93	to	12.01
	December 31, 2003	975,952	8.7879	to	13.8113	8,843,340	0.48	1.15	to	2.10	40.04	to	41.39 (y)
	December 31, 2002	923,348	6.2595	to	9.8147	5,872,825	0.73	1.15	to	2.25	(22.98)	to	(1.85)
	December 31, 2001 (a)	2,991,637	7.4421	to	8.5233	24,051,764		1.15	to	1.85	(19.82)	to	(19.44)
FL3
	December 31, 2005	7,227,275	8.0694	to	14.4856	65,376,984	0.28	1.00	to	2.55	2.82	to	4.45
	December 31, 2004	7,870,040	7.7923	to	13.9175	68,251,070	0.13	1.15	to	2.55	0.49	to	2.09 (y)
	December 31, 2003	6,986,042	7.6992	to	13.6813	58,659,774	0.10	1.00	to	2.55	18.46	to	31.22 (y)
	December 31, 2002	5,065,258	5.9183	to	10.4634	30,420,886	0.12	1.15	to	2.25	(32.04)	to	4.63
	December 31, 2001 (a)	3,773,079	7.7787	to	8.8778	32,730,723		1.15	to	1.85	(13.49)	to	(13.08)
FTG
	December 31, 2005	400,641	15.6693	to	17.0948	6,741,828	1.11	1.15	to	2.25	6.42	to	7.63
	December 31, 2004	307,055	14.7014	to	15.8831	4,826,714	0.98	1.15	to	2.25	13.41	to	14.70 (y)
	December 31, 2003	100,517	12.9432	to	13.8470	1,378,832	2.23	1.15	to	2.25	29.17	to	30.63 (y)
	December 31, 2002 (d)	2,357	10.0133	to	10.5995	24,668		1.00	to	2.30	0.13	to	5.99
FTI
	December 31, 2005	369,103	16.1505	to	17.5284	6,341,480	1.17	1.00	to	2.10	7.86	to	9.07
	December 31, 2004	305,720	14.9733	to	16.0707	4,833,764	1.03	1.00	to	2.10	16.03	to	17.34 (y)
	December 31, 2003	209,950	12.9043	to	13.6958	2,840,756	1.28	1.00	to	2.10	29.44	to	30.89 (y)
	December 31, 2002 (d)	54,719	10.4408	to	10.4595	572,025		1.00	to	2.30	4.41	to	4.59
GS2
	December 31, 2005	412,887	13.5653	to	19.1845	6,771,886	0.25	1.00	to	1.85	4.11	to	5.01
	December 31, 2004	421,700	13.1119	to	18.2944	6,663,954	0.18	1.15	to	1.85	14.17	to	15.00 (y)
	December 31, 2003	537,797	11.4610	to	15.9079	7,512,286	0.27	1.15	to	1.85	43.31	to	44.35
	December 31, 2002	505,836	7.9514	to	11.0207	4,909,310	0.23	1.00	to	1.85	(17.12)	to	(15.93)
	December 31, 2001	668,766	9.0737	to	12.4635	7,691,027	0.31	1.15	to	1.85	2.58	to	3.33
GS3
	December 31, 2005	1,374,302	8.6512	to	16.2665	14,963,423	0.75	1.15	to	2.10	4.28	to	5.30
	December 31, 2004	1,604,359	8.2707	to	15.4805	16,491,554	1.14	1.15	to	2.10	12.52	to	13.63
	December 31, 2003	1,694,905	7.3278	to	13.6530	15,298,517	0.71	1.15	to	2.10	26.76	to	28.00 (y)
	December 31, 2002	1,993,373	5.7633	to	10.6802	14,150,917	0.55	1.00	to	2.05	(23.34)	to	6.80
	December 31, 2001	2,154,860	7.7804	to	11.1917	20,333,064	0.44	1.15	to	1.85	(13.58)	to	(12.95)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GS4
	December 31, 2005	598,426	$ 10.2980	to	$ 12.0753	$6,675,346	1.60%	1.15%	to	1.85%	2.01%	to	2.75%
	December 31, 2004	643,199	10.0745	to	11.7893	7,051,742	1.59	1.15	to	1.85	16.60	to	17.44 (y)
	December 31, 2003	642,298	8.6229	to	10.0702	5,995,111	1.33	1.15	to	1.85	22.06	to	22.95
	December 31, 2002	703,658	7.0501	to	8.2167	5,375,072	1.34	1.00	to	1.85	(12.98)	to	(12.35)
	December 31, 2001	887,554	8.2218	to	9.6366	7,760,248	0.45	1.15	to	1.85	(11.03)	to	(10.37)
GS5
	December 31, 2005	771,158	8.7078	to	12.2003	8,397,043	0.30	1.15	to	1.85	11.61	to	12.41
	December 31, 2004	993,729	7.7983	to	10.8819	9,614,462	1.23	1.15	to	1.85	11.38	to	12.19
	December 31, 2003	965,025	6.9980	to	9.7254	8,349,977	4.23	1.15	to	1.85	32.99	to	33.95
	December 31, 2002	1,048,203	5.2595	to	7.2798	6,737,841	0.98	1.00	to	1.85	(19.85)	to	(19.27)
	December 31, 2001	1,311,340	7.2538	to	9.9775	10,458,720	1.45	1.15	to	1.85	(23.71)	to	(23.15)
GS7
	December 31, 2005	326,430	8.5761	to	14.1702	3,027,975	0.14	1.15	to	2.10	0.63	to	1.76
	December 31, 2004	444,078	8.4876	to	13.9531	4,134,445	0.83	1.15	to	2.25	6.63	to	7.83 (y)
	December 31, 2003	351,482	7.9276	to	12.9662	3,099,739	0.31	1.15	to	2.10	21.14	to	22.32 (y)
	December 31, 2002	294,424	6.5275	to	10.6221	1,951,108	0.27	1.15	to	2.05	(26.45)	to	6.22
	December 31, 2001 (a)	90,647	8.5073	to	9.0546	798,856	0.23	1.15	to	1.85	(12.08)	to	(11.69)
IV1
	December 31, 2005	212,624	8.7897	to	18.1030	2,088,498		1.15	to	2.35	8.13	to	9.45
	December 31, 2004	236,847	8.0879	to	16.5734	2,087,945		1.15	to	2.05	10.78	to	12.03 (y)
	December 31, 2003	265,834	7.2709	to	14.8235	2,049,623		1.15	to	2.25	34.73	to	36.24 (y)
	December 31, 2002	393,726	5.3748	to	10.9025	2,135,358		1.15	to	2.05	(34.08)	to	9.02
	December 31, 2001 (a)	170,065	7.2534	to	8.3429	1,371,474		1.15	to	1.85	(19.59)	to	(19.20)
IV2
	December 31, 2005	375,781	9.0037	to	16.3607	3,798,024		1.15	to	2.30	2.78	to	3.99
	December 31, 2004	390,021	8.7201	to	15.7654	3,776,289		1.15	to	2.30	11.27	to	12.58 (y)
	December 31, 2003	367,540	7.8009	to	14.0319	3,142,310		1.15	to	2.30	30.37	to	31.90 (y)
	December 31, 2002	227,469	5.9564	to	10.6445	1,374,325		1.15	to	2.05	(32.39)	to	6.45
	December 31, 2001 (a)	105,665	7.4813	to	8.7461	933,440		1.15	to	1.85	(11.90)	to	(11.48)
JP1
	December 31, 2005	940,914	7.3984	to	9.7866	8,730,509	1.30	1.15	to	1.85	(0.52)	to	0.20
	December 31, 2004	1,162,485	7.4332	to	9.7910	10,721,269	0.82	1.15	to	1.85	7.46	to	8.24
	December 31, 2003	1,418,266	6.9138	to	9.0681	12,067,198	0.77	1.15	to	1.85	25.77	to	26.68
	December 31, 2002	1,646,234	5.4944	to	7.1758	11,099,926	0.05	1.00	to	1.85	(26.02)	to	(25.48)
	December 31, 2001	2,063,692	7.7128	to	10.1168	18,832,702	0.48	1.15	to	1.85	(13.55)	to	(12.92)
JP2
	December 31, 2005	400,367	9.0205	to	12.5492	4,290,845	0.90	1.15	to	1.85	8.65	to	9.44
	December 31, 2004	496,484	8.2854	to	11.4974	4,893,824	0.59	1.15	to	1.85	16.18	to	17.02
	December 31, 2003	573,871	7.1172	to	9.8513	4,867,038	0.84	1.15	to	1.85	29.99	to	30.94
	December 31, 2002	691,691	5.4639	to	7.5437	4,472,500	0.49	1.00	to	1.85	(19.82)	to	(19.24)
	December 31, 2001	915,732	7.2397	to	10.0974	7,427,975	0.95	1.15	to	1.85	(20.65)	to	(20.07)
JP3
	December 31, 2005	458,734	10.0886	to	16.2545	5,962,869		1.15	to	1.85	1.51	to	2.24
	December 31, 2004	511,581	9.9185	to	15.9112	6,626,292		1.15	to	1.85	24.81	to	25.72
	December 31, 2003	526,385	7.9305	to	12.6899	5,479,284		1.15	to	1.85	33.46	to	34.43
	December 31, 2002	565,247	5.9300	to	9.4647	4,418,747	0.21	1.00	to	1.85	(23.10)	to	(22.54)
	December 31, 2001	664,931	7.6661	to	12.2520	6,757,718	0.04	1.15	to	1.85	(9.74)	to	(9.08)
LA1
	December 31, 2005	13,621,201	11.0632	to	15.6855	179,639,968	0.95	1.00	to	2.55	0.62	to	2.22
	December 31, 2004	14,554,694	10.9612	to	15.3996	188,671,788	0.86	1.00	to	2.55	9.77	to	11.52
	December 31, 2003	14,220,415	9.9546	to	13.8575	165,999,819	0.73	1.00	to	2.55	19.13	to	29.70 (y)
	December 31, 2002	12,899,028	7.7730	to	10.7219	116,450,425	0.51	1.00	to	2.25	(22.27)	to	7.22
	December 31, 2001 (a)	11,399,173	9.8977	to	12.8855	130,365,761	0.85	1.00	to	1.85	(8.45)	to	(7.66)
LA2
	December 31, 2005	7,264,902	13.1139	to	17.1707	108,021,104	0.44	1.00	to	2.55	5.47	to	7.14
	December 31, 2004	7,462,770	12.3957	to	16.0827	104,214,749	0.31	1.00	to	2.55	20.87	to	22.80
	December 31, 2003	6,889,740	10.2236	to	13.1433	78,536,192	0.64	1.00	to	2.55	20.80	to	23.51 (y)
	December 31, 2002	4,868,436	8.3835	to	10.6794	44,797,324	0.69	1.00	to	2.25	(16.17)	to	6.79
	December 31, 2001 (a)	2,281,117	8.9499	to	9.9510	23,695,759	0.84	1.15	to	1.85	3.44	to	3.90

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
LA3
	December 31, 2005	389,684	$12.9454	to	$ 21.1461	$5,368,719%		1.15%	to	2.35%	23.66	% to	25.18%
	December 31, 2004	358,522	10.4151	to	16.9868	3,909,396	0.16	1.15	to	2.10	18.17	to	19.31 (y)
	December 31, 2003	213,445	8.7914	to	14.3168	1,964,050	2.12	1.15	to	2.10	38.29	to	39.63 (y)
	December 31, 2002	158,181	6.3410	to	8.2983	1,021,388	1.23	1.00	to	1.85	(19.23	) to	(17.02)
	December 31, 2001	42,292	7.0106	to	8.9279	332,937	0.29	1.15	to	1.85	(21.47	) to	(21.12)
CAS
	December 31, 2005	1,463,097	5.1523	to	8.8293	10,574,215	0.57	1.15	to	1.85	(0.95	) to	(0.23)
	December 31, 2004	1,891,535	5.1988	to	8.8713	13,659,827	0.06	1.15	to	1.85	8.96	to	9.76
	December 31, 2003	2,125,014	4.7688	to	8.1028	13,902,670		1.15	to	1.85	26.33	to	27.42 (y)
	December 31, 2002	2,385,864	3.7729	to	6.3834	12,330,965	0.18	1.00	to	1.85	(33.64	) to	(33.06)
	December 31, 2001	3,296,185	6.1469	to	10.5012	25,983,854	0.36	1.00	to	1.85	(26.71	) to	(26.07)
EGS
	December 31, 2005	2,774,869	4.9478	to	10.9980	21,364,521		1.15	to	1.85	7.12	to	7.90
	December 31, 2004	3,432,360	4.6164	to	10.2179	24,693,466		1.15	to	1.85	11.14	to	11.95
	December 31, 2003	4,195,519	4.1515	to	9.1497	27,103,648		1.15	to	1.85	29.06	to	30.00
	December 31, 2002	4,741,685	3.2150	to	7.0556	23,694,820		1.00	to	1.85	(35.40	) to	(34.92)
	December 31, 2001	6,733,222	5.6007	to	12.2101	52,492,438		1.15	to	1.85	(35.80	) to	(35.33)
GSS
	December 31, 2005	2,528,616	12.1381	to	13.5081	32,610,320	4.82	1.15	to	1.85	0.42	to	1.14
	December 31, 2004	3,177,865	12.0756	to	13.3883	40,625,793	5.70	1.15	to	1.85	1.84	to	2.72 (y)
	December 31, 2003	4,388,719	11.8457	to	13.0842	54,863,853	4.54	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	6,101,434	11.8031	to	12.9882	75,660,507	4.17	1.00	to	1.85	7.77	to	8.70
	December 31, 2001	4,640,049	10.7500	to	11.6010	53,198,300	5.16	1.10	to	1.85	5.45	to	6.37
HYS
	December 31, 2005	1,596,264	11.8957	to	12.9020	19,954,232	8.80	1.15	to	1.85	0.31	to	1.04
	December 31, 2004	2,128,350	11.8530	to	12.8513	26,416,955	7.83	1.15	to	1.85	7.51	to	8.30
	December 31, 2003	2,531,621	11.0191	to	11.8805	29,117,142	8.96	1.15	to	1.85	19.20	to	20.06 (y)
	December 31, 2002	2,506,679	9.2399	to	9.9067	24,127,067	11.38	1.00	to	1.85	0.85	to	1.53
	December 31, 2001	4,366,787	9.3145	to	9.8965	41,407,521	8.60	1.15	to	1.85	(0.14	) to	0.59
M1A
	December 31, 2005	4,043,848	9.4664	to	15.0204	43,360,384		1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,509,615	9.2263	to	14.5064	46,625,744		1.00	to	2.55	4.47	to	6.14
	December 31, 2003	4,285,431	8.8040	to	13.7157	40,995,153		1.00	to	2.55	22.94	to	33.66 (y)
	December 31, 2002	2,563,610	6.6708	to	10.2978	17,299,280		1.00	to	2.25	(34.89	) to	2.98
	December 31, 2001 (b)	234,663	8.0788	to	9.9670	2,417,131		1.15	to	1.85	2.86	to	3.12
M1B
	December 31, 2005	1,009,270	9.1054	to	13.7750	9,646,490	0.28	1.00	to	2.10	1.97	to	3.12
	December 31, 2004	1,147,235	8.9065	to	13.4059	10,664,342		1.00	to	2.10	7.05	to	8.26
	December 31, 2003	1,302,763	8.2983	to	12.4271	11,315,398		1.00	to	2.10	20.27	to	21.62 (y)
	December 31, 2002	1,096,685	6.8823	to	10.2544	7,605,453	0.12	1.00	to	2.05	(30.61	) to	2.54
	December 31, 2001 (b)	352,547	8.0479	to	9.8053	3,443,901		1.15	to	1.85	(2.45	) to	(2.21)
MFC
	December 31, 2005	1,040,497	12.6595	to	13.6546	13,434,901	8.52	1.00	to	2.10	(0.35	) to	0.92
	December 31, 2004	1,255,887	12.6361	to	13.5996	16,139,308	7.41	1.00	to	2.25	6.90	to	8.27
	December 31, 2003	1,401,637	11.7873	to	12.6501	16,730,020	8.78	1.00	to	2.25	18.48	to	20.00 (y)
	December 31, 2002	1,187,722	9.9081	to	10.6129	11,857,623	9.95	1.15	to	2.25	(0.24	) to	6.13
	December 31, 2001 (b)	375,235	8.4040	to	9.8255	3,706,867		1.15	to	1.85	(1.34	) to	(1.09)
MFD
	December 31, 2005	159,853	8.6877	to	14.5036	1,507,529	0.37	1.15	to	2.05	(1.42	) to	(0.52)
	December 31, 2004	228,056	8.7952	to	14.6089	2,141,711		1.15	to	2.05	8.51	to	9.51
	December 31, 2003	203,868	8.0892	to	13.3679	1,705,423		1.15	to	2.05	25.72	to	26.87 (y)
	December 31, 2002	175,129	6.4212	to	7.0533	1,134,232	0.16	1.15	to	2.05	(35.57	) to	(29.47)
	December 31, 2001 (b)	75,869	7.6216	to	9.8565	737,135		1.15	to	1.85	(2.96	) to	(2.75)
MFE
	December 31, 2005	666,466	12.9764	to	22.0157	9,136,391	0.84	1.15	to	2.35	14.23	to	15.63
	December 31, 2004	683,728	11.3020	to	19.0781	8,083,886	1.75	1.15	to	2.30	27.02	to	28.52
	December 31, 2003	711,851	8.8571	to	14.8751	6,513,154	2.44	1.15	to	2.30	32.90	to	34.47 (y)
	December 31, 2002	510,083	6.6338	to	11.0756	3,420,665	4.08	1.15	to	2.25	(33.11	) to	10.76
	December 31, 2001 (b)	282,084	7.5521	to	9.2085	2,517,114		1.15	to	1.85	(10.89	) to	(10.67)

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

			At December 31					For year ended December 31
								Investment
				Unit Fair Value				Income	Expense Ratio			Total Return
			Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFF
	December 31, 2005		256,526	$9.5267	to	$16.2236	$2,678,183%		1.15%	to	2.15%	6.40%	to	7.65%
	December 31, 2004		296,488	8.9127	to	15.1013	2,851,183		1.15	to	2.30	10.36	to	11.66
	December 31, 2003		334,738	8.0389	to	13.5516	2,853,477		1.15	to	2.30	28.12	to	29.63 (y)
	December 31, 2002		196,254	6.2456	to	10.4752	1,243,360		1.15	to	2.15	(37.03)	to	4.75
	December 31, 2001	(b)	100,216	7.8897	to	9.2854	973,048		1.15	to	1.85	(3.06)	to	(2.83)
MFJ
	December 31, 2005		6,231,478	11.1911	to	13.4958	76,077,049	2.48	1.15	to	2.55	0.20	to	1.63
	December 31, 2004		6,635,879	11.1349	to	13.3058	80,195,913	2.43	1.15	to	2.55	8.30	to	10.03 (y)
	December 31, 2003		5,722,681	10.2496	to	12.1359	62,680,373	2.74	1.00	to	2.55	9.69	to	15.66 (y)
	December 31, 2002		3,318,943	8.9888	to	10.5296	30,878,557	2.83	1.00	to	2.10	(10.11)	to	5.30
	December 31, 2001	(b)	869,203	8.1437	to	9.7889	8,657,514		1.15	to	1.85	(0.53)	to	(0.29)
MFK
	December 31, 2005		2,166,389	10.3163	to	11.4658	24,058,659	4.51	1.00	to	2.25	(0.28)	to	0.99
	December 31, 2004		2,514,641	10.3297	to	11.3535	27,798,546	5.40	1.00	to	2.25	1.21	to	2.51
	December 31, 2003		3,381,658	10.1901	to	11.0752	36,675,804	4.46	1.00	to	2.25	(0.42)	to	0.85 (y)
	December 31, 2002		3,416,760	10.2177	to	10.9818	37,239,740	3.48	1.00	to	2.25	2.18	to	8.42
	December 31, 2001	(b)	628,219	8.4902	to	10.2440	6,351,596		1.15	to	1.85	0.99	to	1.24
MFL
	December 31, 2005		604,951	10.3470	to	14.7514	6,547,574	0.83	1.15	to	2.30	4.96	to	6.19
	December 31, 2004		641,452	9.8134	to	13.9200	6,549,300	0.84	1.15	to	2.30	9.16	to	10.45
	December 31, 2003		716,658	8.9484	to	12.6285	6,749,487	0.92	1.15	to	2.30	19.64	to	21.04 (y)
	December 31, 2002		656,869	7.4454	to	10.4542	4,924,354	0.97	1.15	to	2.05	(23.48)	to	4.54
	December 31, 2001	(b)	276,474	7.8888	to	9.6608	2,671,470		1.15	to	1.85	(3.49)	to	(3.26)
MIS
	December 31, 2005		3,336,892	5.9532	to	8.5938	23,869,194	0.52	1.15	to	1.85	2.45	to	3.33
	December 31, 2004		4,227,994	5.8080	to	8.3545	29,345,425	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003		5,040,025	5.3962	to	7.7346	32,510,969		1.00	to	1.85	21.11	to	22.15
	December 31, 2002		5,812,738	4.4535	to	6.3607	31,031,630	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001		7,310,990	6.8988	to	9.7996	55,294,423	0.11	1.10	to	1.85	(26.29)	to	(25.65)
MIT
	December 31, 2005		2,375,230	8.5905	to	10.2913	22,262,175	0.97	1.15	to	1.85	5.72	to	6.48
	December 31, 2004		2,926,859	8.1218	to	9.6953	25,813,920	1.02	1.15	to	1.85	9.91	to	10.71
	December 31, 2003		3,429,237	7.3857	to	8.7853	27,388,470	1.14	1.15	to	1.85	20.56	to	21.44
	December 31, 2002		3,718,258	6.1229	to	7.2574	24,563,903	1.07	1.00	to	1.85	(22.69)	to	(22.12)
	December 31, 2001		4,731,430	8.3767	to	9.9278	40,259,945	0.77	1.15	to	1.85	(17.30)	to	(16.70)
MMS
	December 31, 2005		213,236	11.3667			2,423,775	2.61	1.40			1.31
	December 31, 2004		318,670	11.2203			3,575,629	0.84	1.40			(0.57)
	December 31, 2003		298,820	11.2846			3,372,148	0.63	1.40			(0.76)
	December 31, 2002		496,876	11.3710			5,650,249	1.27	1.40			(0.12)
	December 31, 2001		598,302	11.2904			6,809,800	3.44	1.25			2.34
NWD
	December 31, 2005		3,540,321	7.5558	to	14.3274	35,744,970		1.15	to	1.85	3.27	to	4.16
	December 31, 2004		4,180,165	7.3132	to	13.7746	40,726,503		1.00	to	1.85	5.49	to	6.41
	December 31, 2003		4,304,375	6.9289	to	12.9631	39,569,126		1.00	to	1.85	32.79	to	33.94
	December 31, 2002		4,545,469	5.2153	to	9.6919	31,691,182		1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001		3,148,941	7.8672	to	14.4709	34,145,689		1.00	to	1.85	(6.88)	to	(6.07)
TRS
	December 31, 2005		3,564,758	12.1091	to	14.2654	48,229,715	2.64	1.15	to	1.85	1.12	to	1.85
	December 31, 2004		4,027,577	11.9625	to	14.0500	53,629,734	2.52	1.15	to	1.85	9.40	to	10.35 (y)
	December 31, 2003		4,431,211	10.9232	to	12.7901	53,649,144	3.27	1.00	to	1.85	14.98	to	15.98 (y)
	December 31, 2002		4,565,050	9.4901	to	11.0783	47,864,709	3.16	1.00	to	1.85	(7.46)	to	(6.66)
	December 31, 2001		4,188,905	10.2072	to	11.8762	47,271,929	3.01	1.10	to	1.85	(1.36)	to	(0.50)
UTS
	December 31, 2005		2,469,647	10.5958	to	16.0981	34,261,206	1.00	1.15	to	1.85	15.13	to	15.96
	December 31, 2004		2,734,745	9.1987	to	13.9190	32,174,241	1.97	1.15	to	1.85	27.96	to	28.89
	December 31, 2003		3,072,250	7.1853	to	10.8282	28,239,267	3.20	1.15	to	1.85	33.74	to	34.71
	December 31, 2002		3,365,478	5.3699	to	8.0597	23,176,843	3.80	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001		5,070,993	8.4643	to	12.6248	46,649,921	3.77	1.15	to	1.85	(25.72)	to	(25.18)

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OP1
	December 31, 2005	408,070	$11.7581	to	$12.1623	$5,002,406	0.43%	1.15%	to	1.70%	5.23%	to	5.83%
	December 31, 2004	472,824	11.1105	to	11.5207	5,452,107	1.01	1.15	to	1.70	10.02	to	10.65
	December 31, 2003	572,983	10.0409	to	10.4385	5,990,517	1.41	1.15	to	1.70	26.20	to	27.11
	December 31, 2002	687,993	7.8992	to	8.2355	5,675,742	1.01	1.00	to	1.85	(22.87)	to	(22.31)
	December 31, 2001	1,054,691	10.7412	to	11.2525	11,224,190	0.93	1.15	to	1.85	(13.15)	to	(8.08)
OP2
	December 31, 2005	344,254	24.4939	to	26.8118	9,043,610		1.15	to	1.85	14.04	to	14.87
	December 31, 2004	405,762	21.3760	to	23.3597	9,290,313	0.10	1.15	to	1.70	17.13	to	17.98
	December 31, 2003	476,073	18.1632	to	19.8527	9,245,289		1.15	to	1.85	29.98	to	30.92
	December 31, 2002	579,459	13.9078	to	15.2044	8,615,606		1.00	to	1.85	(8.85)	to	(8.19)
	December 31, 2001	900,726	14.3036	to	15.6418	14,564,433	0.21	1.15	to	1.85	4.58	to	5.34
OP3
	December 31, 2005	147,235	15.1430	to	20.5920	2,670,997		1.15	to	1.85	(1.79)	to	(1.08)
	December 31, 2004	173,617	15.3457	to	20.8163	3,170,666	0.05	1.15	to	1.85	15.70	to	16.54
	December 31, 2003	237,694	13.2005	to	17.8622	3,686,836	0.06	1.15	to	1.85	40.02	to	41.03
	December 31, 2002	330,269	9.3830	to	12.6653	3,660,269	0.08	1.00	to	1.85	(23.09)	to	(22.53)
	December 31, 2001	536,606	11.3704	to	15.2911	7,470,840	1.07	1.15	to	1.85	6.32	to	7.09
OP4
	December 31, 2005	110,184	11.8381	to	12.3391	1,353,995	1.32	1.15	to	1.60	3.60	to	4.09
	December 31, 2004	145,797	11.3997	to	11.8861	1,724,996	1.55	1.15	to	1.60	8.88	to	9.50 (y)
	December 31, 2003	175,394	10.4103	to	10.8835	1,898,569	1.92	1.15	to	1.70	19.50	to	20.37 (y)
	December 31, 2002	206,097	8.6487	to	9.0659	1,860,060	2.18	1.00	to	1.85	(18.42)	to	(17.83)
	December 31, 2001	304,247	10.9367	to	11.5107	3,346,490	2.37	1.15	to	1.85	(6.44)	to	(6.00)
PHY
	December 31, 2005	5,685,755	11.6362	to	14.6893	82,096,357	6.56	1.15	to	2.55	1.48	to	2.94
	December 31, 2004	5,662,497	11.4668	to	14.3060	79,762,456	6.60	1.15	to	2.55	6.76	to	8.47 (y)
	December 31, 2003	5,046,425	10.7405	to	13.2837	66,020,259	7.14	1.00	to	2.55	7.41	to	21.68 (y)
	December 31, 2002 (d)	2,764,653	10.8107	to	10.9945	29,938,965	10.40	1.00	to	2.30	8.11	to	9.95
PMB
	December 31, 2005	3,718,255	12.5101	to	18.4759	66,498,698	5.04	1.00	to	2.55	7.97	to	9.68
	December 31, 2004	3,755,012	11.5871	to	16.7929	61,554,549	3.97	1.15	to	2.55	9.26	to	11.00 (y)
	December 31, 2003	3,397,699	10.6054	to	15.1763	50,681,753	4.91	1.00	to	2.55	6.05	to	30.37 (y)
	December 31, 2002 (d)	2,694,865	11.2045	to	11.6365	31,322,058	7.96	1.00	to	2.30	12.04	to	16.37
PRR
	December 31, 2005	1,742,533	11.3747	to	12.0220	20,389,050	2.78	1.00	to	2.25	(1.15)	to	1.08
	December 31, 2004	1,673,196	11.3967	to	11.9780	19,484,866	1.00	1.15	to	2.25	6.46	to	7.68
	December 31, 2003	1,364,548	10.7050	to	11.1879	14,822,118	2.41	1.15	to	2.25	6.40	to	7.62 (y)
	December 31, 2002 (d)	161,628	10.0645	to	10.0894	1,660,281	3.29	1.00	to	2.30	0.64	to	0.89
PTR
	December 31, 2005	9,510,770	10.1577	to	11.2011	104,664,069	3.40	1.00	to	2.55	(0.15)	to	1.43
	December 31, 2004	9,586,165	10.1732	to	11.0931	104,630,759	1.89	1.00	to	2.55	2.21	to	3.84
	December 31, 2003	8,040,150	9.9532	to	10.7591	85,028,589	2.79	1.00	to	2.55	(0.47)	to	3.99 (y)
	December 31, 2002 (d)	4,171,216	10.1935	to	10.4195	42,621,301	4.28	1.00	to	2.30	1.93	to	4.20
RX1
	December 31, 2005	133,984	8.1474	to	16.7265	1,157,400	0.30	1.15	to	2.10	1.79	to	2.77
	December 31, 2004	137,931	7.9839	to	16.3411	1,155,170	0.04	1.15	to	2.10	12.21	to	13.30
	December 31, 2003	170,733	7.0970	to	14.4815	1,262,326		1.15	to	2.10	36.27	to	37.59 (y)
	December 31, 2002	178,307	5.1947	to	6.3585	937,500	3.43	1.15	to	2.05	(36.92)	to	(36.42)
	December 31, 2001 (a)	25,047	7.5481	to	9.1202	206,738	3.83	1.40	to	1.85	(17.65)	to	(17.34)
RX2
	December 31, 2005	151,690	7.2196	to	17.4308	1,270,177		1.15	to	2.10	(1.01)	to	(0.05)
	December 31, 2004	330,956	7.2744	to	17.4743	2,922,248		1.15	to	2.10	7.04	to	8.09
	December 31, 2003	552,205	6.7783	to	16.1999	4,257,452		1.15	to	2.10	42.37	to	43.75 (y)
	December 31, 2002	184,922	4.7490	to	11.2833	905,669		1.15	to	1.90	(41.43)	to	12.83
	December 31, 2001 (a)	207,526	6.4472	to	8.2307	1,646,368		1.40	to	1.85	(20.84)	to	(20.49)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio				Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**				lowest to highest***
SB1
	December 31, 2005	40,865	$16.9932			$694,460	0.84%		1.40		%		2.61		%
	December 31, 2004	43,010	16.5603			712,430	0.54		1.40				6.81
	December 31, 2003	45,933	15.5041			712,300	0.26		1.40				37.12
	December 31, 2002	50,322	11.3073			569,133	0.36		1.40				(25.10)
	December 31, 2001	58,507	15.3706			895,117	1.06		1.40				(0.84)
SB2
	December 31, 2005	42,537	13.6989			582,749	1.18		1.40				5.06
	December 31, 2004	46,159	13.0390			601,852	1.46		1.40				8.85
	December 31, 2003	45,865	11.9790			549,419	1.44		1.40				30.51
	December 31, 2002	44,173	9.1789			405,465	1.10		1.40				(24.11)
	December 31, 2001	46,806	12.4261			566,123	0.77		1.40				(5.48)
SB3
	December 31, 2005	196,147	14.7654			2,927,433	4.70		1.40				1.06
	December 31, 2004	208,946	14.6110			3,084,437	4.61		1.40				5.17
	December 31, 2003	227,701	13.8926			3,194,920	5.04		1.40				11.67
	December 31, 2002	266,350	12.4412			3,343,591	4.55		1.40				7.34
	December 31, 2001	312,493	11.3543			3,651,666	4.01		1.40				5.43
SB4
	December 31, 2005	269,408	12.0476			3,258,897	1.83		1.40				1.89
	December 31, 2004	311,151	11.8238			3,692,182	1.77		1.40				7.23
	December 31, 2003	303,978	11.0262			3,364,835	1.77		1.40				14.32
	December 31, 2002	280,674	9.6453			2,719,538	1.25		1.40				(8.15)
	December 31, 2001	377,628	10.5189			3,979,916	2.50		1.40				(2.18)
SC1
	December 31, 2005	8,209,391	9.6332	to	11.0760	85,985,670	2.69	1.15	to	2.50		0.20	to	1.73
	December 31, 2004	9,989,638	9.5899	to	10.9024	102,780,734	0.79	1.00	to	2.55		(1.84)	to	(0.27	)(y)
	December 31, 2003	9,408,598	9.7395	to	10.9475	97,978,157	0.56	1.00	to	2.50		(1.76)	to	(0.46	)(y)
	December 31, 2002	13,525,823	9.9092	to	11.0128	143,088,640	1.11	1.00	to	2.25		(0.91)	to	0.11
	December 31, 2001	10,787,454	10.6595	to	10.9209	115,305,491	3.13	1.00	to	1.85		1.66	to	2.55
SC2
	December 31, 2005	3,463,625	11.4816	to	13.5440	45,531,897	4.71	1.15	to	2.25		(0.32)	to	0.81
	December 31, 2004	3,916,087	11.5190	to	13.4781	51,252,953	4.82	1.15	to	2.25		4.02	to	5.21	(y)
	December 31, 2003	4,713,218	11.0977	to	12.8517	58,964,013	5.26	1.15	to	2.10		7.18	to	8.40	(y)
	December 31, 2002	5,494,856	10.3315	to	11.8930	64,022,576	5.62	1.00	to	2.25		3.25	to	4.00
	December 31, 2001	7,089,173	10.7052	to	11.2878	79,912,659	6.01	1.15	to	1.85		5.24	to	6.01
SC3
	December 31, 2005	3,158,457	16.8526	to	29.0351	74,380,506	1.61	1.15	to	2.55		6.88	to	8.43
	December 31, 2004	3,421,485	15.7675	to	26.7785	74,964,847	1.67	1.15	to	2.55		29.91	to	31.98	(y)
	December 31, 2003	3,686,003	12.1371	to	20.3175	61,894,047		1.00	to	2.55		21.37	to	34.59	(y)
	December 31, 2002	3,241,508	9.5184	to	15.1589	42,368,386	6.02	1.00	to	2.25		(4.82)	to	6.17
	December 31, 2001	1,408,479	11.0724	to	13.8086	18,358,466	5.46	1.15	to	1.85		10.47	to	11.27
SC5
	December 31, 2005	5,293,361	13.0984	to	22.9496	86,654,085	0.09	1.00	to	2.55		13.64	to	15.45
	December 31, 2004	5,905,259	11.4322	to	19.9695	84,049,652		1.00	to	2.55		13.17	to	14.98
	December 31, 2003	5,764,598	10.0189	to	17.4474	71,560,388		1.00	to	2.55		21.19	to	34.74	(y)
	December 31, 2002	5,545,133	7.4927	to	13.0085	51,368,231		1.00	to	2.25		(19.65)	to	4.75
	December 31, 2001	4,473,960	8.7568	to	15.1331	51,486,712		1.00	to	1.85		(5.06)	to	(4.24)
SC7
	December 31, 2005	4,560,454	10.7293	to	16.2875	51,167,524	0.71	1.00	to	2.30		7.21	to	8.63
	December 31, 2004	4,738,650	9.9620	to	15.0463	49,162,052	0.66	1.15	to	2.30		9.86	to	11.33	(y)
	December 31, 2003	4,594,007	9.0262	to	13.5636	42,970,532	0.58	1.00	to	2.30		27.50	to	29.20	(y)
	December 31, 2002	4,409,222	7.0467	to	10.5355	31,678,763		1.00	to	2.15		(17.84)	to	5.35
	December 31, 2001	3,692,440	8.5577	to	9.0832	32,120,228	0.53	1.00	to	1.85		(12.27)	to	(11.51)
SCB
	December 31, 2005	5,183,910	11.8636	to	17.3136	82,150,009		1.15	to	2.55		1.68	to	3.15
	December 31, 2004	5,487,756	11.6321	to	16.7874	84,451,283		1.15	to	2.55		15.40	to	17.24	(y)
	December 31, 2003	5,188,084	10.0485	to	14.4157	68,670,792	0.06	1.00	to	2.55		30.51	to	40.21	(y)
	December 31, 2002	4,469,212	7.2585	to	10.2435	42,832,704		1.00	to	2.25		(27.42)	to	1.30
	December 31, 2001	1,560,208	10.1641	to	12.1750	19,339,906	0.03	1.15	to	1.85		6.89	to	7.66

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income		Expense Ratio		Total Return
		Units	lowest to highest			Net Assets	Ratio*		lowest to highest**		lowest to highest***
SCM
	December 31, 2005	162,783	$12.7995	to	19.6517	$2,309,787	0.10%	1.15	to	2.35%	(3.04)	to	(1.85)%
	December 31, 2004	271,452	13.1607	to	20.0633	3,913,237	0.35	1.15	to	2.30	17.61	to	19.00	(y)
	December 31, 2003	201,242	11.1994	to	16.8941	2,371,760	2.09	1.15	to	2.30	49.38	to	51.13	(y)
	December 31, 2002 (e)	18,231	7.4631	to	7.4912	136,243	0.75	1.30	to	1.85	(25.37)	to	(25.09)

(e) For the period April 29, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.

	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

AG2	(4.20)	to	6.54%	22.62	to	34.98%
AG3				(0.64)	to	22.48
AI7				19.18	to	38.45
AI8	21.10	to	48.04	3.21	to	27.34
AI9				(12.65)	to	27.99
SGI	24.19	to	25.99	35.15	to	66.82
AL1				32.66	to	33.63
AN1	6.06	to	7.10	10.44	to	25.69
AN2				(14.49)	to	48.87
AN3				(2.87)	to	36.58
AN4	21.36	to	74.85	40.14	to	48.59
AN5	10.77	to	13.07	(8.28)	to	52.18
FL1	12.50	to	13.83	7.03	to	29.88
FL2				(10.68)	to	41.39
FL3	0.49	to	1.93	(21.21)	to	35.94
FTG	13.41	to	58.24	29.43	to	38.47
FTI	16.03	to	57.61	29.04	to	36.96
GS2	14.17	to	37.93
GS3				23.28	to	36.53
GS4	5.72	to	17.44
GS7	(2.09)	to	7.83	15.97	to	29.29
IV1	11.01	to	12.03	(6.63)	to	47.81
IV2	(10.49)	to	12.58	26.41	to	40.32
LA1				(0.18)	to	37.39
LA2				2.51	to	30.31
LA3	18.17	to	35.90	(10.40)	to	43.17
CAS				(45.99)	to	27.25
GSS	1.84	to	2.58
HYS				18.80	to	20.34
M1A				(11.72)	to	36.28

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		Total Return			Total Return
		lowest to highest			lowest to highest
		as previously reported			as previously reported
		for the period ended			for the period ended
		December 31, 2004			December 31, 2003

M1B				%	12.04	to	23.65%
MFC					18.48	to	26.50
MFD					19.50	to	33.68
MFE					5.51	to	48.75
MFF					22.18	to	35.13
MFJ	8.30	to	19.30		2.50	to	20.93
MFK					(0.42)	to	10.10
MFL					(9.23)	to	25.84
TRS	9.40	to	10.20		14.98	to	19.36
OP4	8.99	to	9.50		4.45	to	20.37
PHY	6.76	to	8.31		7.41	to	32.51
PMB	9.26	to	10.84		6.05	to	51.76
PRR					6.57	to	11.88
PTR					(0.47)	to	7.33
RX1					(28.93)	to	44.81
RX2					(31.85)	to	62.00
SC1	(1.79	) to	3.57		(2.03)	to	(0.46)
SC2	4.18	to	15.19		7.35	to	22.91
SC3	29.91	to	31.80		21.37	to	66.01
SC5					7.18	to	39.73
SC7	9.86	to	11.17		(5.76)	to	34.96
SCB	15.40	to	17.08		0.76	to	44.16
SCM	17.61	to	97.95		12.09	to	68.94

Report of Independent Registered Public Accounting Firm

To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Growth Series 2 Sub-Account, AIM V.I. Core Equity Series 2 Sub-Account, AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, AIM V.I Value Sub-Account, AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Arnhold and S. Bleichroader First Eagle SoGen Overseas Variable Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth and Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Alliance VP Quasar Sub-Account, Credit Suisse Institutional Emerging Markets Sub-Account, Credit Suisse Institutional International Equity Sub-Account, Credit Suisse Institutional Global Post-Venture Capital Sub-Account, Credit Suisse Institutional Small Company Growth Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton VIP Growth Securities Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Class 2 Sub-Account, Goldman Sachs VIT CORE Small Cap Equity Sub-Account, Goldman Sachs VIT CORE U.S. Equity Sub-Account, Goldman Sachs VIT Growth and Income Sub-Account, Goldman Sachs VIT International Equity Sub-Account, Goldman Sachs VIT Capital Growth Sub-Account, INVESCO VIF Dynamics Sub-Account, INVESCO VIF Small Company Growth Sub-Account, J.P. Morgan Trust II U.S. Disciplined Equity Sub-Account, J.P. Morgan Trust II International Opportunities Sub-Account, J.P. Morgan Trust II Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, Lord Abbett Mid Cap Value Sub-Account, Lord Abbett International Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Utilities Sub-Account, OCC Accumulation Equity Sub-Account, OCC Accumulation Mid Cap Sub-Account, OCC Accumulation Small Cap Sub-Account, OCC Accumulation Managed Sub-Account, PIMCO VIT High Yield Sub-Account, PIMCO VIT Emerging Markets Bond Sub-Account, PIMCO VIT Real Return Sub-Account, PIMCO VIT Total Return Sub-Account, Rydex VT Nova Sub-Account, Rydex VT OTC Sub-Account, Salomon Brothers VS Capital Sub-Account, Salomon Brothers VS Investors Sub-Account, Salomon Brothers VS Strategic Bond Sub-Account, Salomon Brothers VS Total Return Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, Sun Capital SC Blue Chip Mid Cap Sub-Account, Sun Capital SC Davis Venture Value Sub-Account, Sun Capital SC Value Small Cap Sub-Account, and Sun Capital SC Value All Cap Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Consolidated Statements of Income, Years Ended December 31, 2005, 2004 and 2003;
		2.	Consolidated Balance Sheets, December 31, 2005 and 2004,
		3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2005, 2004 and 2003
		4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2005, 2004 and 2003;
		5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2005, 2004 and 2003;
		6.	Notes to Consolidated Financial Statements; and
		7.	Report of Independent Registered Public Accounting Firm.

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Condition, December 31, 2005;
		2.	Statement of Operations, Year Ended December 31, 2005;
		3.	Statements of Changes in Net Assets, Years Ended December 31, 2005 and December 31, 2004;
		4.	Notes to Financial Statements; and
		5.	Report of Independent Registered Public Accounting Firm.
(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:
(1)

Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)

Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)

Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Exhibit 3(b)(i) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)

Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(iii)

Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-83364, filed on February 25, 2002);

(4)(b)

Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-83364, filed on February 25, 2002);

(4)(c)

Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-83364, filed on February 25, 2002);

(5)(a)

Specimen Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(5)(b)

Specimen Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-74884 filed February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)

Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed on April 26, 1999);

(8)(b)

Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed on April 26, 1999);

(8)(c)

Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(d)

Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(e)

Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(f)

Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 File No. 333-82957, filed July 27, 2001);

(8)(g)

Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(h)

Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 File No. 333-82957, filed July 27, 2001);

(8)(i)

Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)	Form of Participation Agreement (Incorporated herein by reference to the Registration Statement on Form N-4, File 333-74884, filed December 10, 2001);

(8)(k)

Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(l)

Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(m)

Participation Agreement Among Wanger Advisors Funds, Wanger Asset Management LP and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(9)

Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2005, filed on March 23, 2006);

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)	Not Applicable;

(15)(a)	Powers of Attorney;*

(15)(b)

Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004)

(16)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 11, 2006).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address*	Positions and Offices With Depositor
C. James Prieur Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Chairman and Director
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Gary Corsi Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Director & Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Director & Vice President and General Counsel
Paul W. Derksen Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Director & Vice President and General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Vice President and Chief Actuary
Ellen B. King Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83516, filed April 11, 2006.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of March 17, 2006 there were 368 qualified and 1,300 non-qualified Contracts issued by the Depositor with respect to the securities registered pursuant to this Registration Statement.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, H and I, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, and D and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.
Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Claude A. Accum	Director
Gary Corsi	Director
Mary M. Fay	Director
Ellen B. King	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Thomas Horack	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:
(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 26th day of April, 2006.
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ ROBERT C. SALIPANTE*
Robert C. Salipante
President & Director
*By:	/s/ SANDRA M. DADALT
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.
SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 26, 2006
Robert C. Salipante	(Principal Executive Officer)

/s/ Gary Corsi*	Vice President, Chief Financial Officer and	April 26, 2006
Gary Corsi	Treasurer and Director
(Principal Financial and Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 26, 2006
Sandra M. DaDalt	Donald A. Stewart, Director
C. James Prieur, Chairman and Director
Thomas A. Bogart, Director
Paul W. Derksen, Director
Scott M. Davis, Director and Vice President and General Counsel
Mary M. Fay, Director and Vice President and General Manager, Annuities

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 15(a).

EXHIBIT INDEX

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(15)(a)	Powers of Attorney